THE GCG TRUST

DECEMBER 31, 1999

ANNUAL REPORT


GOLDENSELECT PRODUCTS ARE ISSUED BY
GOLDEN AMERICAN lIFE iNSURANCE CONPANY
AND DISTRIBUTED BY DIRECT SERVICES, INC., MEMBER NASD


ING VARIABLE ANNUITIES

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TABLE OF CONTENTS
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                                  THE GCG TRUST

                                                                           PAGE
                                                                          ------
Chairman's Letter ......................................................     1
Portfolio Manager Reports ..............................................     2
Statements of Assets and Liabilities ...................................    26
Statements of Operations ...............................................    30
Statements of Changes in Net Assets ....................................    34
Financial Highlights ...................................................    42
Portfolios of Investments ..............................................    65
Notes to Financial Statements ..........................................   108



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   The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.
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ING VARIABLE ANNUITIES
1475 Dunwoody Drive, West Chester, PA 19380

                                                                February 1, 2000

Dear Shareholder of the GCG Trust:

We at ING VARIABLE ANNUITIES, home of GOLDENSELECT(R), are pleased to present to you the 1999 Annual Report of thE GCG Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios within the Trust.

During the year ended December 31, 1999, the net assets of the Trust increased 95% to end the year at $8.4 billion. This increase can be attributed to new investment by shareholders and another year of strong investment returns.

In 1999, the Trust experienced the following enhancements:

(BULLET) Janus Capital Corporation was hired as the new Portfolio Manager for the Value + Growth Series, effective March 1, 1999. In addition, the Series was renamed "Growth Series", a name which we believe better reflects the change in investment style from a value approach to a growth approach.

(BULLET) A I M Capital  Management,  Inc. was  selected to manage the  Strategic
         Equity Series, effective March 1, 1999 and the Capital Appreciation Series, effective April 1, 1999. Additionally, certain changes in the investment policies and procedures of Strategic Equity Series were made to reflect the investment style and stock selection technique of A I M Capital.

(BULLET) Alliance Capital Management L.P. was hired as the new Portfolio Manager of the Growth & Income Series, effective March 1, 1999. Additionally, the Series was renamed "Capital Growth Series", a name which we believe better reflects the investment style of Alliance Capital, effective July 1, 1999.

(BULLET) T. Rowe  Price  Associates,  Inc.  was  selected  as the new  Portfolio
         Manager of the Equity Income Series, formerly known as the Multiple Allocation Series, effective March 1, 1999. In addition, certain changes in the investment policies and procedures of Equity Income Series were made to reflect the investment style of T. Rowe Price and to the Series objective of "providing substantial dividend income and also long-term capital appreciation".

(BULLET) Baring International Investment Ltd. was named manager of both the Hard
         Assets Series and Developing World Series effective March 1, 1999.

During 2000, there will be further enhancements made to the Trust, beginning with the addition of Salomon Brothers Asset Management and Capital Guardian Trust Company to our lineup of renowned money managers. We are confident that these additions will make ING VARIABLE ANNUITIES an even more attractive choice for your investment dollars. For more information, please refer to the supplements mailed to you under a separate cover.

The Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written and are subject to change at any time. For more complete information about these portfolios, the Trust, or any products, including charges and expenses, please consult your prospectus. You may obtain a prospectus by calling 800-366-0066. Read it carefully before investing or sending money.

As  always,   thank  you  for   choosing  ING   VARIABLE   ANNUITIES,   home  of
GOLDENSELECT(R).

Sincerely,

/s/ Barnett Chernow

Barnett Chernow
President
The GCG Trust

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

HOW DID THE SERIES PERFORM DURING 1999?

The Liquid Asset Series (the "Series") generated a 4.74% net total return for 1999. The Merrill Lynch 3-Month Treasury Bill Index had a total return of 5.01% for the same period. The Series compared favorably to the IBC First Tier Index of 4.58% for the year.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The money markets were significantly impacted in 1999 by movements in the Fed Funds rate, the rate banks charge each other for overnight loans. The Federal Reserve Board's Federal Open Market Committee (the "Fed") raised its target Fed Funds rate by 75 basis points in 1999 to 5.5%. These increases occurred in three 25 basis point moves in June, August and November. In anticipation of the Fed's actions, the Series' average maturity was shortened prior to these moves allowing the portfolio to invest a larger percentage of portfolio assets at higher rates after the increases.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE VS. THE BENCHMARK?

As we entered the third quarter, the Year 2000 date change became the focus of money market funds. The Series' main objective was to maintain liquidity going into year-end. However, supply in December was slim and issuers offered very attractive rates to investors willing to purchase debt maturing in the first quarter of 2000. The Series effectively balanced the competing objectives of maintaining liquidity in December and investing at higher rates "over-the-turn" in January and February.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?

While the Fed did not raise rates again in December, the economy continues to show signs of strength and another Fed Funds increase is priced into the market. As a result, the average maturity of the Series will remain shorter than competitors anticipating another Fed move in the first quarter of the year.

                                                  ING INVESTMENT MANAGEMENT, LLC

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                              1 YEAR       4.74%
                              5 YEAR       5.08%
                             10 YEAR       4.82%
          SINCE 1/24/1989 (INCEPTION)      5.11%
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AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. UBS Finance, Ltd., 4.869% due 01/03/00               12.1%
   2. Gillette Company, 6.787% due 01/04/00                 2.6%
   3. Hasbro, Inc., 4.871% due 01/06/00                     2.4%
   4. American Express Credit Corporation,
      6.396% due 01/04/00                                   1.7%
   5. Ford Motor Credit Corporation,
      6.650% due 01/07/00                                   1.7%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Financial                                            64.6%
   2. Staples                                               7.5%
   3. Durables                                              6.8%
   4. Cyclicals                                             5.9%
   5. Technology                                            4.6%

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

WHAT WAS THE SERIES PERFORMANCE FOR THE YEAR?

The Limited Maturity Bond Series (the "Series") returned 1.13% for the year versus 2.19% for the benchmark, the Merrill Lynch 1-5 Year Corporate/Government Bond Index.

WHAT MARKET TRENDS AFFECTED THE SERIES' PERFORMANCE?

The domestic investment grade bond market recorded its second worst performance in 1999 (second to 1994's poor performance) in approximately twenty-five years. Over the year, the Federal Reserve Board's Federal Open Market Committee raised its target Fed Funds rate by 75 basis points (0.75%) to 5.5%. The yield on the 30-year Treasury bond rose from 5.09% in 1998 to 6.48% at year-end 1999, and bond prices correspondingly plummeted. The rise in rates negatively impacted longer-maturity bonds more than shorter bonds. For example, an index of the current 30-year U.S. Treasury Bond generated a -15.1% return for the year while the current 5-year U.S. Treasury Bond Index generated a -2.54% return and the 2-year returned 1.90%.

In addition, there was significant volatility in spread product as yields decreased at the beginning of the year, widened out in the summer and then began another round of tightening in the fall and through year-end. After all was said and done, the overweight of spread product (particularly mortgages and asset-backed securities) helped fund performance while the overweight in longer duration (3+ years) securities hurt performance.

WHAT OTHER FACTORS IMPACTED THE SERIES' PERFORMANCE VS. THE BENCHMARK?

In addition, the Series was negatively impacted by event risk involving fraud on a couple of corporate holdings.

The Series remains more diversified than the benchmark in that the Series owns more spread product (corporate bonds, mortgage-backed and asset-backed securities) and fewer U.S. Treasuries and U.S. Government Agencies than the benchmark. In addition, for most of the year, the Series was slightly barbelled versus the benchmark in that it owned a larger percentage of 3+ year bonds.

HOW MIGHT THE U.S. ECONOMY AND INTEREST RATE CHANGES IMPACT THE SERIES?

The economy remains strong, and market participants fully expect the Fed to raise rates further in 2000. In addition, we expect spread products to again outperform U.S. Treasuries. As such, the Series' duration is shorter than the index with a continued overweight in mortgage-backed securities, asset-backed securities and corporate bonds.

                                                  ING INVESTMENT MANAGEMENT, LLC

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                              1 YEAR       1.13%
                              5 YEAR       6.08%
                             10 YEAR       5.90%
          SINCE 1/24/1989 (INCEPTION)      6.27%
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[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                                                          Merrill Lynch 1-5 Year
             Limited Maturity Bond Series                 Corp./Gov't Bond Index
1/24/89               $10,000.00                                $10,000.00
12/89                  10,958.30                                 11,060.44
12/90                  11,820.50                                 12,139.28
12/91                  13,152.69                                 13,720.67
12/92                  13,789.43                                 14,665.52
12/93                  14,644.25                                 15,711.75
12/94                  14,470.23                                 15,625.33
12/95                  16,166.64                                 17,649.65
12/96                  16,864.73                                 18,464.87
12/97                  17,898.69                                 19,786.99
12/98                  19,224.16                                 21,306.90
12/99                  19,441.25                                 21,773.42

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On January  2, 1998,  INGInvestment  Management,  LLC became the  Portfolio
 Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. U.S. Treasury Notes, due through 2004
      ranging from 4.625% to 6.625%                        35.8%
   2. Phelps Dodge Corporation, 9.875% due 06/13/01         1.7%
   3. El Paso Natural Gas Corporation,
      6.750% due 11/15/03                                   1.7%
   4. Jones Intercable, Inc., 8.875% due 04/01/07           1.5%
   5. Ford Motor Credit Company, 6.446% due 07/16/02        1.5%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Federal Agency & Government                          43.3%
   2. Financial                                            20.7%
   3. Manufacturing                                         8.9%
   4. Asset Backed Securities                               8.1%
   5. Energy                                                5.6%

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

HOW DID THE SERIES FARE IN 1999?

The Global Fixed Income Series (the "Series") generated a return of (8.62%) for the year ended December 31, 1999. Its benchmark, the Merrill Lynch Global Government Bond Index II produced a total return of (4.52%) for the same period.

WHY DID THE SERIES UNDERPERFORM ITS BENCHMARK?

It was a generally poor year for the major global bond markets. In addition the Euro currency weakened throughout the year given disappointment with regard to growth within the Euro counties. The yen, on the other hand, was firm due to capital repatriation and capital inflows. The Series underperformance is primarily due to our underweight yen position and to our zero weight in Japanese bonds. Japanese bond yields were low, effectively predicting continued depressionary conditions. We think this is unlikely and in fact are looking for a weak recovery in economic activity. Monetary conditions, which is eased too much, will in these circumstances lead to yen weakness.

WHAT DO YOU ANTICIPATE HAPPENING IN THE BOND MARKETS THIS YEAR?

In general, bond markets are still weak. Global bonds in North America and Europe represent a good value. The embedded risk premium represented by real yields is high at over 4%. This is particularly attractive given our view that inflation pressures are subdued. However the markets are having difficulty with the "deflationary boom" conditions that are apparent in the United States in the face of few signs of any end to robust growth, particularly with such low levels of unemployment. Markets, accordingly, are likely to remain under pressure. Reflecting our cautious stance in this regard, we maintain portfolio duration ex-Japan similar to the benchmark. Bond exposures are focused on the US and European markets. We remain at zero weight in Japan where we feel bond yields are so low that only economic depression could justify such an outcome. On the contrary, we currently have a modestly positive outlook for the Japanese economy. In currency we are underweight the yen in favor of the Euro where we expect the economic recovery to gather pace and bring about the recovery of the currency. In the months ahead we expect most Central Banks will move to tighten liquidity conditions. The question remains, will measures be perceived as soon enough or on a sufficient scale to restore confidence in bond markets. USgrowth is expected to slow later in 2000. This will eventually be a positive factor. Inflation fears are limited due to competitive pressures. Bonds should remain cautious short term but we sense a looming buying opportunity in the quarters ahead.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      (8.62)%

                 SINCE 8/14/1998 (INCEPTION)      (0.96)%
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[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                                                    Merrill Lynch Global
              Global Fixed Income Series          Government Bond Index II

8/14/98              $10,000.00                         $10,000.00
9/98                  10,725.88                          10,790.80
12/98                 10,798.54                          11,155.67
3/99                  10,257.17                          10,817.42
6/99                   9,918.80                          10,522.08
9/99                  10,102.49                          11,020.43
12/99                  9,867.96                          10,971.01

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. U.S. Treasury Obligations, due through 2016          18.3%
      ranging from 4.750% to 7.500% (United States)
   2. Bundesrepublik, 6.00% due 01/04/07                    6.2%
   3. Bundesrepublik, 6.00% due 01/05/06                    4.6%
   4. Government of Canada, 5.250% due 09/01/03             4.4%
   5. Dutch Government, 6.000% due 01/15/06                 4.3%

TOP FIVE COUNTRIES AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. United States                                        25.6%
   2. Japan                                                22.3%
   3. Germany                                              20.3%
   4. France                                                8.7%
   5. Italy                                                 7.3%

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

HOW DID THE TOTAL RETURN SERIES PERFORM IN 1999?

For the 12 months ended December 31, 1999, the Total Return Series (the "Series") provided a total return of 3.38%, which compared to a 21.03% return for the Standard & Poor's 500 Index and to a (2.15)% return for the Lehman Brothers Government/Corporate Bond Index.

WHAT WERE SERIES' INVESTMENT ALLOCATIONS DURING THE YEAR?

The Series faced several headwinds during 1999. In the equity area, where we had 60% of our investments, our focus on value stocks held us back as investors favored growth stocks by ever-widening margins. Value stocks tend to have lower valuations than the overall stock market. They tend to be in mature industries, such as energy, financial services, and industrials, that have to be able to raise prices to grow earnings. By contrast, growth stocks -- the most well known of which are in the technology and health care sectors -- usually have proprietarY products and high gross margins. Unfortunately, there was little pricing flexibility in the economy in 1999, so investors favored growth stocks. Not only did we have sizable investments in some of the market's weaker sectors, we also had few investments in the high-priced, top-performing technology area. Our 40% stake in bonds further hampered performance, as interest rates climbed and bond prices fell throughout the second half of the year.

WHAT INDUSTRY CONCENTRATIONS AFFECTED THE SERIES' PERFORMANCE?

Financial services and electric utilities stocks turned in particularly disappointing results in 1999. In financial services, the Series' biggest stock sector, both bank and insurance stocks suffered as rising interest rates squeezed valuations. We focused on insurance stocks, where consolidation -- which has already swept the banking industry -- is just beginning. We believe this trend translates into strong potential for insurers like Hartford Financial Services Group, a multiline insurance company with an excellent management team and demonstrated earnings growth. We owned companies like The Chubb Corp., a property and casualty insurer that has struggled because of weak pricing, and Lincoln National Corp., an insurer that is selling off its less profitable businesses and focusing on its growing annuity business. Unfortunately, these stocks made little headway this past year. We kept a smaller stake in electric utilities, but the few names we owned, such as Carolina Power & Light Co., disappointed as earnings fell short of expectations and deregulation continued to take longer than expected. By contrast, telecommunications and energy stocks were among our best performers. Telecommunications companies continued to benefit from the worldwide explosion in data communications and internet traffic. Energy stocks took off in 1999, thanks to rising oil prices, a promising supply/demand outlook, and industry consolidation. BP Amoco Plc, the Series' largest investment, did well during the year thanks to synergies from its recent Amoco merger. Natural gas utilities also did well during the period.

WHAT MARKET CONDITIONS MAY INFLUENCE THE SERIES IN 2000?

Going forward, we believe our long-term value orientation and balanced approach may help contract owners to participate in the stock market's gains while attempting to provide some protection in the event of a market downturn. Over long periods, returns on growth and value stocks have been very similar. We're confident that value stocks will eventually return to favor, benefiting the Series.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999
                                      1 YEAR       3.38%
                 SINCE 8/14/1998 (INCEPTION)       7.51%
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                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                                          Lehman Govt.      60% S&P 500/40%
         Total Return       S&P 500     Bond /Corporate     Lehman Govt./
            Series           Index           Index       Corporate Bond Index
8/14/98   $10,000.00      $10,000.00      $10,000.00         $10,000.00
9/98      $10,000.00       $9,103.77      $10,486.94          $9,657.03
12/98     $10,690.33      $11,040.64      $10,500.59         $10,824.62
3/99      $10,676.80      $11,590.50      $10,375.09         $11,104.33
6/99      $11,231.61      $12,407.31      $10,400.86         $11,548.94
9/99      $10,751.23      $11,633.28      $10,316.98         $11,106.76
12/99     $11,051.57      $13,362.84      $10,235.00         $12,127.72


TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. BP Amoco Plc, ADR                                     2.0%
   2. GTE Corporation                                       1.7%
   3. Motorola, Inc.                                        1.5%
   4. Exxon Mobil Corporation                               1.2%
   5. The Hartford Financial Services Group, Inc.           1.2%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Federal Agency & Government                          19.6%
   2. Financial Services                                   18.0%
   3. Utilities & Communications                           17.5%
   4. Energy                                               11.1%
   5. Basic Materials                                       6.3%

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK IN 1999?

The Fully Managed Series (the "Series") had a return of 6.92% for the year ended December 31, 1999. During the same period, the Standard & Poor's 500 Index had a return of 21.03% and the Lehman Brothers Government/Corporate Bond Index had a return of (2.15%).

HOW DID MARKET FORCES AFFECT THE SERIES' PERFORMANCE?

From the view of most investors, the year, decade, century, and millennium closed with a bang. Propelled by a narrow but powerful rally in technology stocks - especially those connected in any way with the internet -- the bull market stormed into the future. The broad market as measured by the S&P 500 Stock Index recorded an unprecedented fifth straight year of gains over 20%, but the average stock in the index substantially underperformed. A notable feature of last year's market was that stocks surged despite a significant rise in interest rates and resulting weakness in the bond market. In a market driven by investors focusing almost exclusively on opportunities for return rather than potential for risk, funds like this one that emphasize diversification, value, and risk avoidance were left far behind. Our returns for the year were positive but anemic next to those chalked up by broad market indices and growth-oriented funds.

WHAT HAS BEEN THE SERIES' ASSET ALLOCATION DURING 1999?

Our asset allocation changed little over the course of 1999, ending the year with about 55% in common stocks, 21% in convertible securities, 9% in bonds, 4% in preferred stocks, and the remainder in cash reserves. One of our largest sectors, consumer services, was also one of the best-performing, thanks mainly to strong contributions from media stocks such as the New York Times. Energy, another sizable sector in the Series, also provided positive results, particularly Mitchell Energy & Development Corp., Kerr-McGee Corp., Amerada Hess Corp., and Murphy Oil Corp. In the process industries area, MacMillan Bloedel (now merged into Weyerhaeuser) was a standout, as was Domtar Inc. Unfortunately, another large exposure of the Series, utilities, performed poorly in the rising interest rate environment.

Major disappointments for the year included Loews, a diversified holding company, and Philip Morris Co., hurt by continued tobacco litigation. Nevertheless, we see much value in these beaten-down shares and may add to them in the future, as well as to the Rouse Co., a Real Estate Investment Trust ("REIT") with major shopping mall holdings. Our substantial investment in Tennessee Valley Authority bonds was not rewarding last year, although they held up much better than other government agency bonds because of their unique features. Given the potential for further interest rate hikes by the Federal Reserve, we are pondering this TVA position.

WHAT IS YOUR VIEW FOR 2000?

We are generally optimistic about the Series, since our holdings are cheap and the underlying companies have significant value. Our bonds and convertibles meet rational criteria designed to maximize returns over time versus the risks we take. All wild bull markets come to an end, some in a painful fashion. When the pendulum swings, this conservative portfolio will still be here seeking to help investors increase their wealth with minimal risk.

                                                  T. ROWE PRICE ASSOCIATES, INC.

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR       6.92%
                                      5 YEAR      12.90%
                                     10 YEAR       9.27%
                 SINCE 1/24/1989 (INCEPTION)       8.83%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                                           Lehman Govt.      60% S&P 500/40%
           Fully Managed     S&P 500     /Corporate Bond    Lehman Government/
              Series          Index           Index        Corporate Bond Index
1/24/89     $10,000.00      $10,000.00     $10,000.00         $10,000.00
12/89       $10,390.02      $12,265.82     $11,159.38         $11,868.75
12/90       $10,059.73      $11,884.69     $12,181.64         $12,018.01
12/91       $12,969.57      $15,497.63     $13,962.56         $14,962.31
12/92       $13,777.50      $16,676.73     $14,964.34         $16,099.13
12/93       $14,822.73      $18,353.88     $16,279.18         $17,778.68
12/94       $13,744.97      $18,594.97     $15,964.91         $17,679.90
12/95       $16,603.63      $25,574.36     $18,413.04         $23,099.51
12/96       $19,320.80      $31,442.41     $19,158.09         $26,810.51
12/97       $22,271.31      $41,928.77     $20,665.59         $33,827.01
12/98       $23,583.99      $53,919.92     $22,409.28         $41,788.35
12/99       $25,216.38      $65,261.02     $22,495.58         $48,305.11


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On January  1, 1995 T. Rowe Price  Associates,  Inc.  became the  Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Amerada Hess Corporation                              5.0%
   2. Loews Corporation                                     3.7%
   3. Tennessee Valley Authority Power,
      5.880% due 04/01/36                                   3.5%
   4. Niagara Mohawk Holdings, Inc.                         3.5%
   5. Chris-Craft Industries, Inc.                          3.2%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Services                                             19.8%
   2. Basic Materials                                      14.5%
   3. Energy                                               13.3%
   4. Process Industries                                    7.5%
   5. Utilities                                             7.5%

                                  THE GCG TRUST
                             EQUITY INCOME SERIES**

HOW DID THE SERIES PERFORM DURING 1999?

The Equity Income Series (the "Series") had a return of (0.72%) for the year ended December 31, 1999. This was well below the performance of the Standard & Poor's 500 Index (the "S&P 500") which returned 21.03% during the same period. The Lipper Variable Annuity Equity Income Funds average return was 9.78% for the year.

T. Rowe Price Associates, Inc. became Portfolio Manager on March 1, 1999. The investment objective for the Series changed to its current style on May 1, 1999. Total returns for the eight months ended December 31, 1999 were (6.76)% for the Series and 10.99% for the S&P 500 Index.

WHY DID THE SERIES TRAIL ITS BENCHMARK?

The last year of the millennium will be remembered as the year the S&P 500 continued its unprecedented five-year streak of returns in excess of 20%, but also the year in which more S&P 500 stocks declined than advanced. It was unquestionably a disappointing year for value stocks and the Series. Without trying to dodge any bullets, some factors that affected us were beyond our control, but with the benefit of hindsight, there are some stocks we could have avoided in favor of others. The Series enjoyed a very strong first six months of the year, outperforming both the S&P 500 and the Lipper universe of comparably managed funds. However, during the second half of 1999, we struggled relative to the broad market for the year ended December 31, 1999.

WHAT WAS THE SERIES' STRATEGY FOR THE YEAR?

In terms of overall market environment, 1999 was a year characterized by both a pronounced investor preference for growth stocks and an advance led by a relatively small number of companies. It is hard to imagine that in the context of such robust stock market performance, more than half of the stocks in the S&P 500 declined in value while the rest advanced, in some cases significantly. Most of the excitement centered on the Nasdaq Composite dominated by technology stocks, which enjoyed the lion's share of gains last year. The major factor behind our lagging relative performance was our underweighting in technology, a sector that nearly doubled in value in 1999. We would not normally expect to hold large positions in this sector, since the lofty valuations of most technology shares exclude them as candidates for purchase. In terms of market breadth, some of the most highly valued companies provided a disproportionate amount of the S&P 500's return, with only seven companies accounting for half of it.

Value investing was rendered even more challenging by a deteriorating interest rate environment. As fixed income investors can testify, bond returns were mostly negative as interest rates rose throughout the year. Similarly, it was difficult to profit from investments in stocks with above-average dividend yields since they, too, suffered as rates climbed. It is revealing to examine what took place in the universe of stocks with low price/earnings ratios and high dividends. The data show that, perversely, the lower the price/earnings ratio and the higher the yield, the more difficult the going in 1999 - the opposite of what one would expect. In fact, the lowest P/E and highest-yielding stocks in the S&P 500 actually fell. Needless to say, this damaged fund performance since these are precisely the kinds of stocks we hold in our portfolio. These factors were especially detrimental during the second half of the year. But, because of their weak performance in 1999, we feel value stocks are currently extremely attractive as they are selling at the greatest price/earnings discount to the general market in 25 years.

WHAT IS YOUR OUTLOOK FOR THE NEAR FUTURE?

Based on most historical measures, the equity market appears somewhat expensive, as it has for some time now. The market's overall price/earnings ratio is approaching 30 and the average dividend yield is barely above one percent. A review of aggregate market value relative to gross domestic product and other valuation measures suggests at least some degree of overvaluation. We believe value stocks offer good potential for appreciation especially when compared with some of the more extended sectors of the market. The best strategy when our investment style has been out of favor with the overall market has been to stick to basics and concentrate on companies with below average price/earning ratios and above-average dividend yields. We will continue to manage the Series in our traditionally conservative style.

                                                   T. ROWE PRICE ASSOCIATES, INC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                               1 YEAR      (0.72)%
                               5 YEAR      10.31%
                              10 YEAR       8.67%
           SINCE 1/24/1989 (INCEPTION)      8.75%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                                                  40% S&P 500/
                                                                   60% Lehman
                                            Lehman Intermediate    Intermediate
         Equity Income                        Govt./corporate    Govt./corporate
             Series       S&P 500 Index(1)        Index              Index

1/24/89    $10,000.00       $10,000.00          $10,000.00         $10,000.00
12/89      $10,892.28       $12,265.82          $11,159.38         $11,601.96
12/90      $11,408.22       $11,884.51          $12,181.45         $12,067.98
12/91      $13,692.78       $15,497.39          $13,962.56         $14,568.49
12/92      $13,947.91       $16,676.48          $14,964.10         $15,640.12
12/93      $15,500.03       $18,353.60          $16,279.18         $17,097.50
12/94      $15,317.91       $18,594.69          $15,964.91         $17,001.16
12/95      $18,218.24       $25,573.97          $18,413.04         $21,228.64
12/96      $19,815.73       $31,441.93          $19,158.09         $23,987.93
12/97      $23,275.03       $41,928.12          $20,665.59         $29,017.48
12/98      $25,197.67       $53,919.09          $22,409.28         $34,784.28
12/99      $25,016.02       $65,261.02          $22,495.58         $39,288.72


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 * On March 1, 1999 T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

** On February 16, 1999 the Board of Trustees approved a change in name of the Multiple Allocation Series to the Equity Income Series.

(1) The S&P 500 Index has been determined to be the most appropriate index to be used for comparative purposes. In the future, the S&P500 will be the only index compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Exxon Mobil Corporation                               3.3%
   2. SBC Communications Inc.                               1.9%
   3. Mellon Financial Corporation                          1.9%
   4. International Paper Company                           1.8%
   5. Atlantic Richfield Company (ARCO)                     1.7%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Consumer Nondurables                                 17.0%
   2. Financial                                            15.6%
   3. Utilities                                            14.5%
   4. Energy                                               14.5%
   5. Process Industries                                   11.2%

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

HOW DID THE SERIES PERFORM IN 1999?

For the year ending December 31, 1999, the Rising Dividends Series (the "Series") produced a total return of 15.88%, underperforming the Standard & Poor's 500 Index, which returned 21.03% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE SERIES' PERFORMANCE?

For the full year, the Series benefited from gains by companies in the computer systems, insurance, electrical equipment, electronics, computer software and household products industries. It was clearly a year for strong performance by the technology sector, and our technology holdings performed well. As noted below, we expect to be adding to technology holdings when valuations become more attractive.

During the year negative sentiment affecting the health care and consumer staples industries hindered the Series' performance. In general, health care stocks were impacted by concerns about upcoming pharmaceutical patent expirations and by the discussion in Congress of a Medicare prescription drug benefit, which could pressure pricing. Consumer staples stocks have been affected by retail consolidation, sluggish domestic growth, a lack of pricing power and slow recovery in key international markets.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' NEGATIVE PERFORMANCE VS. THE BENCHMARK?

In December, technology stocks experienced a substantial upward move. For the month, computer stocks rose about 15%, communications equipment stocks 22% and computer software stocks 24%. At the current time we are under-weighted in the area and have remained diversified across the spectrum of industry sectors.

WHAT IS YOUR YEAR 2000 OUTLOOK FOR THE SERIES?

Looking forward, we believe that the Series is well positioned for consistent growth. Based on our research, the companies in the portfolio can produce earnings per share growth averaging 13-15% annually with low variability. We continue to evaluate new positions in the communications equipment and computer software industries which we anticipate will show above-average internet-related growth. However we believe that current valuations are high and do not offer attractive enough three-year return prospects. We will be monitoring these industries and expect to add positions if and when a correction occurs.

Our outlook for the domestic economy is for continued moderate growth with low inflation. There are signs that economies in the Asia-Pacific region are picking up, which bodes well for our portfolio of industry-leading multinational companies. Given the general low level of price inflation around the world, the environment should continue to favor companies that can produce solid unit volume growth, driving consistent double-digit earnings increases. The Series is populated with high-quality companies that fit this description.

                                       KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                1 YEAR      15.88%
                                5 YEAR      22.11%
            SINCE 10/4/1993 (INCEPTION)     18.05%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                 Rising Dividends Series             S&P 500 Index
10/4/93                $10,000.00                      $10,000.00
12/93                  $10,314.10                      $10,231.66
12/94                  $10,374.98                      $10,366.06
12/95                  $13,597.88                      $14,256.82
12/96                  $16,405.67                      $17,528.06
12/97                  $21,298.24                      $23,373.83
12/98                  $24,308.58                      $30,058.49
12/99                  $28,167.74                      $36,380.75


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Intel Corporation                                     5.1%
   2. Hewlett-Packard Company                               5.0%
   3. International Business Machines Corporation           4.7%
   4. Automatic Data Processing Inc.                        4.7%
   5. The Proctor & Gamble Company                          4.3%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Financial                                            16.9%
   2. Technology                                           15.1%
   3. Health                                               14.7%
   4. Durables                                             14.7%
   5. Staples                                              14.1%

                                  THE GCG TRUST
                             CAPITAL GROWTH SERIES**

DID THE SERIES OUTPERFORM ITS BENCHMARK IN 1999?

The Capital Growth Series (the "Series") produced a total return of 25.56% for the year ended December 31, 1999. During the same period, the Standard & Poor's Mid-Cap 400 Index had a return of 14.72%

Alliance Capital Management, L.P. became Portfolio Manager on March 1, 1999; total returns for the ten months ended December 31, 1999 were 27.85% for the Series and 25.96% for the S&P Mid-Cap 400 Index.

DID THE SERIES' INVESTMENT STYLE INFLUENCE ITS PERFORMANCE?

As can be seen from the above figures, while mid-cap indices underperformed for the full year, the mid-cap style looked much better if the first two months of the year were omitted. This gives us hope that the six year underperformance by mid-cap stocks may be at an end. If so, the Series should be well positioned in coming years. As of December 31, 1999 our median market capitalization was $3.07 billion. Our approach as growth investors is to buy and hold the most rapidly growing mid-cap companies at reasonable stock market valuations.

WHAT INDUSTRY SECTORS CONTRIBUTED MOST TO THE SERIES PERFORMANCE?

The Series, as reported earlier, performed well in the fourth quarter. Our large holdings in telecommunications stocks were particularly good performers. U.S. Cellular Corp., Telephone and Data Systems Inc. and Voicestream Wireless Corp. are wireless service providers that should show very rapid growth over the next several years. Selected healthcare companies also performed extraordinarily well in the fourth quarter. One of our larger healthcare holdings, Human Genome Sciences, is at the leading edge of gene therapeutics. Financial stocks such as Ace Limited and Legg Mason Inc. were lackluster performers as interest rates rose during the period.

ARE YOU OPTIMISTIC ABOUT 2000?

The Series is off to a good start with our ten month performance above the benchmark. We strongly like the mid-cap sector of the market and are optimistic regarding the portfolio's future performance.

                                              ALLIANCE CAPITAL MANAGEMENT, L. P.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      25.56%
                 SINCE 8/14/1998 (INCEPTION)      26.50%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


            Capital          S&P Mid-Cap          Russell            Russell
         Growth Series        400 Index(1)      Mid-Cap Index        2000 Index
8/14/98    $10,000.00         $10,000.00         $10,000.00         $10,000.00
9/98        $9,241.57          $8,898.29          $8,400.45          $8,688.82
12/98      $11,018.51         $11,406.89         $10,593.18         $10,105.87
3/99       $10,962.08         $10,679.32         $10,543.56          $9,557.68
6/99       $12,616.28         $12,190.54         $11,688.13         $11,044.08
9/99       $11,060.84         $11,166.95         $10,683.64         $10,345.78
12/99      $13,834.43         $13,086.07         $12,524.50         $12,253.91

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 * On March 1, 1999 Alliance Capital Management, L.P. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

** On June 15, 1999, the Board of Trustees approved a change in the name of the Growth &Income Series to the Capital Growth Series.

(1) The S&P Mid-Cap 400 Index has been determined to be the most appropriate index to be used for comparative purposes. In the future, the S&PMid-Cap 400 will be the only index compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. NTL, Inc.                                             6.2%
   2. Global TeleSystems Group, Inc.                        5.6%
   3. Millicom International Cellular S.A.                  4.9%
   4. Continental Airlines Inc., Class B                    4.4%
   5. Adelphia Business Solutions, Inc.                     3.6%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Utilities                                            24.8%
   2. Consumer Services                                    21.3%
   3. Technology                                           19.0%
   4. Financial                                            14.4%
   5. Health                                                6.2%

                                  THE GCG TRUST
                                 GROWTH SERIES**

HOW WELL DID THE SERIES PERFORM LAST YEAR?

The Growth Series (the "Series") had a total return of 78.13% for the year ended December 31, 1999. This compares very favorably against the total return of the Standard & Poors 500 Index of 21.03% for the same period.

Janus Capital Corporation became Portfolio Manager on March 1, 1999 and performance for the ten months ended December 31, 1999 was 66.91% for the Series and 19.90% for the S&P 500 Index.

WHAT MARKET CONDITIONS CONTRIBUTED TO THE SERIES' EXCELLENT PERFORMANCE?

The U.S. economy remained strong throughout the year, continuing its longest run of peacetime expansion in history. If anything, the American economy performed too well - during the last half of the year, the Federal Reserve increased short-term rates three times in an effort to cool growth. The Fed's actions, together with an ever-present fear of inflation, kept share prices volatile for most of 1999. Still, there were immense pockets of strength as technology and other high-growth sectors led most major market indices to new highs by year-end.

Exceptional growth in cellular subscriber rates continued to support handset manufacturer Nokia, which controls a large and growing share of the handset and cellular infrastructure markets. Another obvious beneficiary was Texas Instruments, whose digital signal processing chips power roughly 70% of the nearly 300 million cellular phones sold worldwide this year. Both companies, as well as our other carefully selected cellular stocks, are poised for even greater growth as wireless data emerges as a visible driver for the shares in coming months.

Meanwhile, the premium paid by the market to companies that have established a dominant position on the internet continued to widen, and our stake in America Online Inc. gained as a result. Amazon.com, which emerged from the 1999 holiday shopping season as the undisputed leader in online retailing, was another standout performer. Video game software manufacturer Electronic Arts Inc., which holds a near-lock on the lucrative sports game market, also traded higher. A recent agreement that establishes Electronic Arts as the sole provider of gaming content to AOL provided additional support for the company's shares late in the year, and we are excited about the company's expanding online presence. Not all of our successful internet-related positions are content plays, however. Exodus Communications Inc., a company that provides web hosting to large and mid-sized companies, and Cisco Systems Inc., which boasts virtually a 100% market share in the provision of internet switches and connectivity products, are both enjoying massive growth largely independent of the battles currently being fought for Internet supremacy.

While we were pleased with the Series' performance, there were some setbacks. Large-cap pharmaceutical shares were pressured by a number of high-profile pipeline disappointments and uncertainty related to Medicare reform. As a result, our position in companies such as Schering-Plough Corp. gave ground. Interest rate uncertainty also pressured a number of our financial stocks, including Firstar Corp. and Fifth Third Bancorp, both of which lagged the overall market. However, each company possesses extremely strong fundamentals and a unique franchise, and we have maintained our positions.


WHAT DO YOU SEE HAPPENING IN THE MARKETPLACE THIS YEAR?

Looking ahead, while we view the successes we had in 1999 as a validation of our investment process, there will no doubt be bumps in the road as we enter 2000. We are confident, however, that our intensive, collaborative approach continues to be the best way to navigate an increasingly uncertain market.

                                                       JANUS CAPITAL CORPORATION

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      78.13%
                 SINCE 8/14/1998 (INCEPTION)      67.67%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                    Growth                                          Russell
                    Series          S&P 500 Index(1)          Mid-Cap Index
8/14/98         $10,000.00          $10,000.00                  $10,000.00
9/98             $9,281.00           $9,103.77                   $8,944.10
12/98           $11,460.01          $11,040.64                  $10,593.18
3/99            $13,213.50          $11,590.50                  $10,543.56
6/99            $13,947.18          $12,407.31                  $11,688.13
9/99            $14,446.07          $11,633.28                  $10,683.64
12/99           $20,413.79          $13,362.84                  $12,524.50

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 * On March 1, 1999 Janus Capital Corporation became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

** On February 16, 1999 the Board of Trustees approved a change in name of the Value + Growth Series to the Growth Series.

(1) The S&P 500 Index has been determined to be the most appropriate index to be used for comparative purposes. In the future, the S&P 500 will be the only index compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Nokia Oyj                                            11.7%
   2. AT&T Corp.-- Liberty Media Group, Class A             5.5%
   3. Amazon.com, Inc.                                      3.5%
   4. Enron Corporation                                     3.1%
   5. Cisco Systems, Inc.                                   2.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           54.9%
   2. Consumer Cyclical                                    23.4%
   3. Consumer Non-Cyclical                                 7.7%
   4. Industrial                                            5.4%
   5. Energy                                                3.4%

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

HOW DID THE SERIES PERFORM IN 1999?

For the year ended December 31, 1999, the Value Equity Series (the "Series") returned 0.51%. The S&P 500 Index returned 21.03% during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE SERIES' PERFORMANCE?

1999 was characterized by an extremely narrow market where only a handful of large-cap technology and internet stocks drove the major market averages higher. The disparity between the haves and the have nots is evidenced by the fact that the S&P 500 index was up over 20% for the year, while the average stock that comprised that index gained barely 1% for the year and was down by over 25% from its 1999 peak.

Interest rates played a key role in last year's equity market activity. While corporate earnings were generally good, the relentless rise in interest rates resulted in a significant decline in the price-to-earnings ratios of most companies. Investors' preference for high-tech growth stocks, however, enabled technology stocks to prosper in this environment even though, historically, rising interest rates have negatively impacted richly valued stocks the most.

Positively impacting performance were some of our process industry holdings such as Praxair and International Paper Co., and producer manufacturers such as Minnesota Mining & Manufacturing Co. and Honeywell International.

WERE THERE OTHER FACTORS THAT HINDERED THE SERIES LAST YEAR?

The Series' heavy weighting in financials had a negative impact on year-end performance as the rise in interest rates across the entire yield curve negatively impacted most financial service stocks. Among the year's underperformers for the Series were Allstate Corp., First Union Corp. and Federal Home Loan Mortgage Corp.

The Series' underweighting in technology also generally had a negative impact. While the Series had several strong performing technology holdings, including Electronic Data Systems Corp. and Koninklijke Philips Electronics, many of the year's best performing technology companies like Amazon.com and America Online had little or no earnings and, thus, are not value stocks.

WHAT IS YOUR OUTLOOK BOTH FOR FINANCIAL MARKETS AND VALUE INVESTING?

Contrary to the expectations of some prominent economic prognosticators, we believe there will be no Y2K-related recession in 2000. While the U.S. economy continues to be strong, economic growth is increasing around the world. In the past, this environment has often led to a broadening of equity market leadership. We are, therefore, optimistic that many of the sectors that have been laggards the past couple of years should experience a resurgence in the year 2000, which should, in turn, benefit Series investors.

Despite the difficulty that value investors have experienced the last few years, we remain committed to three basic principles that have served us and other legendary value investors like Warren Buffet well over the years: (1) price matters, (2) valuation matters and (3) fundamentals matter. We continue to believe that shares of companies that are performing well and are acquired at reasonable prices will eventually yield superior returns for long-term investors.

                                                    EAGLE ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR       0.51%
                  SINCE 1/3/1995 (INCEPTION)      14.24%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


           Value Equity                                  Russell
              Series        S&P 500 Index(1)          Mid-Cap Index
1/3/95      $10,000.00       $10,000.00                 $10,000.00
12/95       $13,521.49       $13,753.37                 $13,445.44
12/96       $14,957.76       $16,909.09                 $16,000.02
12/97       $19,038.34       $22,548.44                 $20,641.69
12/98       $19,333.99       $28,997.04                 $22,725.46
12/99       $19,433.52       $35,096.04                 $26,868.71

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(1) The S&P 500 Index has been determined to be the most appropriate index to be used for comparative purposes. In the future, the S&P 500 will be the only index compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. International Business Machines Corporation           3.6%
   2. Electronic Data Systems Corporation                   3.6%
   3. BP Amoco Plc, ADR                                     3.4%
   4. General Motors Corporation                            3.4%
   5. SBC Communications Inc.                               3.2%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Financial                                            24.8%
   2. Energy                                               11.7%
   3. Technology                                           11.3%
   4. Capital Goods                                         9.8%
   5. Staples                                               9.4%

                                  THE GCG TRUST
                                 RESEARCH SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK IN 1999?

For the year ended December 31, 1999, the Research Series (the "Series") provided a total return of 24.23%. This compares to a 21.03% return for the Standard & Poor's 500 Index, and 18.23% for the Russell Mid-Cap Index.

WHAT INDUSTRY WEIGHTINGS INFLUENCED MOST THE SERIES PERFORMANCE?

The Series maintained significant exposure to large-cap telecommunications and technology stocks, which added considerably to total return. Despite our overweighting in technology stocks, we avoided internet companies with expensive valuations, weak business models or unproven track records. At the same time, we recognized early on that the growth in internet services and data traffic is likely to continue for some time. Consequently, we invested in a number of technology and communications stocks in the networking and telecommunications equipment industries. These companies represent the nuts and bolts of internet and telecommunications infrastructure and helped the Series outpace its benchmark.

The Series also maintained considerable exposure to software stocks. Our software holdings hurt performance in the first quarter of this past year, but we stuck to our guns and held on to these positions. Over the past six months they've come roaring back to provide a significant boost to performance due to increased demand for data storage and software products.

Other leading contributors were semiconductor companies. The semiconductor industry was hurt in 1998 by the Asian economic slowdown and by a build up in supply in some market segments, which lowered prices. Now, demand is beginning to catch up with supply as a result of economic strength in the U.S. and the Asian recovery. If this scenario persists, we believe semiconductor stocks should continue to benefit.

Outside the technology and telecommunications sectors, the Series benefited from a number of stocks in the financial services, media and energy sectors. Gains in financial services came primarily from brokerage and investment banking stocks. Media holdings benefited from the tremendous growth in advertising spending due to the highly competitive business environment, especially among internet companies.

While the Series maintained a slightly underweighted position in health care stocks versus the index, in general this group hurt performance. Nursing homes, hospitals, HMOs and pharmaceutical companies all were hurt by fears of Medicare reform and potential government price controls. Despite this generally negative environment, we found good opportunities in the medical device area.

Other detractors to performance included Nabisco Holdings, Safeway Inc. and CVS Corp. Despite solid fundamental business and growth prospects, these companies suffered from generally downbeat industry outlooks and weak investor sentiment. In the consumer goods and services sector, electronics equipment conglomerate Tyco International was a major disappointment for the Series. Despite no evidence of irregular accounting methods, its shares plunged during the period after an analyst raised suspicions regarding the company's accounting of recent acquisitions. We've met with management a number of times, and we continue to believe that the company's business fundamentals are strong. As a result, we decided to maintain our holding in the Series.

ARE YOU CONCERNED THAT THE BULL MARKET MIGHT BE NEAR ITS END?

We expect market strength to broaden into other sectors of the market, which could create additional opportunities for the Series. Of course, much of the bull market's fate rests on corporate earnings and the performance of the economy. While opinions range from total conviction in a new era of trouble-free prosperity, to a view that inflation is just around the corner and the market is in a classic asset bubble waiting to burst, the truth most likely lies somewhere in the middle. Given this uncertain environment, however, we continue to focus our energy on finding what we believe are top-quality companies that should provide favorable long-term performance regardless of short-term market volatility.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      24.23%
                 SINCE 8/14/1998 (INCEPTION)      29.10%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                                                     Russell
                   Research Series             S&P 500 Index      Mid-Cap Index
8/14/98               $10,000.00                $10,000.00         $10,000.00
9/30/98                $8,839.44                 $9,843.13          $9,554.02
12/31/98              $11,453.64                $11,040.64         $10,593.18
3/31/99               $11,662.30                $11,590.50         $10,543.56
6/30/99               $12,519.49                $12,407.31         $11,688.13
9/30/99               $11,690.50                $11,633.28         $10,683.64
12/31/99              $14,228.73                $13,362.84         $12,524.50

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Microsoft Corporation                                 4.1%
   2. Cisco Systems, Inc.                                   3.0%
   3. Sun Microsystems, Inc.                                3.0%
   4. Analog Devices, Inc.                                  2.8%
   5. Oracle Corporation                                    2.5%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           35.8%
   2. Financial Services                                   12.5%
   3. Utilities & Communications                           10.5%
   4. Health                                                7.8%
   5. Retailing                                             6.3%

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

HOW DID THE SERIES PERFORM THIS YEAR?

For the 12 months  ended  December  31,  1999,  the Managed  Global  Series (the
"Series")   returned  63.30%  versus  26.82%  for  the  Morgan  Stanley  Capital
International All Country World Free Index.

WHAT WERE THE MAJOR TRENDS AFFECTING PERFORMANCE?

The continued expansion of the internet; increased global demand for technology and telecommunications products and services, the emergence of new, competitive growth companies in Japan, and the remarkable ability of global economies to strengthen without igniting inflation emerged as powerful themes that propelled portfolio performance in 1999.

WHAT OTHER FACTORS CONTRIBUTED TO PERFORMANCE?

The Series' excess returns were generated in the second half of the year; first-half results lagged the benchmark. Stock selection, particularly in the technology, communications services, biotechnology, and financial sectors made the greatest positive contribution to performance.

WHAT IS THE OUTLOOK FOR GLOBAL EQUITY MARKETS AND THE PORTFOLIO?

Now that the year 2000 has turned without major incident, global equity markets are again focused on their traditional concerns: rising interest rates and the specter of inflation. Rising rates could be the catalyst for a broadening of the market or a change in leadership. But we believe the slight uptick in interest rates that could occur globally will be insufficient to spark such change.

Beyond that, we anticipate a continuation of many of 1999's themes, particularly the ongoing expansion of the internet, which will drive demand for telecom equipment, computers, software, and services. We also anticipate election-year market volatility in the United States that could impact pharmaceuticals worldwide.

In this environment, we believe that high-quality global growth companies should continue to benefit from persistent demand and visible earnings growth, particularly within the technology and consumer sectors. Telecom, technology, and internet-related stocks worldwide should continue to dominate equity markets, and we currently plan to maintain our commitment to these sectors. Despite continued strong fundamentals and long-term appeal, these stocks may be volatile in the near term following their recent rapid appreciation.

Japan's equity market is being fueled by newer, faster-growing telecommunications, computer, and IT companies, as well as by the expanding service sector. Europe remains rife with potential for even more M&A activity. Global equity markets are attractive with growth opportunities for the astute investor.

                                              PUTNAM INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      63.30%
                                      5 YEAR      23.36%
                SINCE 10/21/1992 (INCEPTION)      14.50%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                                        Morgan Stanley Capital
                                                            International
                                                             All Country
                         Managed Global Series            World Free Index
10/21/92                       $10,000.00                     $10,000.00
12/92                          $10,010.00                     $10,262.60
12/93                          $10,620.00                     $12,815.96
12/94                           $9,270.00                     $13,459.99
12/95                           $9,960.00                     $16,079.37
12/96                          $11,181.63                     $18,201.94
12/97                          $12,542.50                     $20,931.34
12/98                          $16,219.06                     $25,529.08
12/99                          $26,485.45                     $31,582.76

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 3, 1997 Putnam  Investment  Management,  Inc. became the Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Qualcomm, Inc.                                        3.7%
   2. Microsoft Corporation                                 3.6%
   3. Nokia Oyj                                             2.9%
   4. Yahoo! Inc.                                           2.8%
   5. General Electric Company                              2.4%


TOP FIVE COUNTRIES AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. United States                                        49.2%
   2. Japan                                                16.5%
   3. United Kingdom                                       10.3%
   4. France                                                7.2%
   5. Netherlands                                           5.1%

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK IN 1999?

The Capital Appreciation Series (the "Series") had a total return of 24.64% for the year ended December 31, 1999. This compares to 21.03% for the Standard & Poor's 500 Index over the same time period.

A I M Capital Management, Inc. became Portfolio Manager on April 1, 1999; total returns for the nine months ended December 31, 1999 were 19.68% for the Series and 15.29% for the S&P 500 Index.

WHAT MARKET SECTORS MOST IMPACTED THE SERIES' PERFORMANCE?

This performance success was largely due to an overweighting of certain sectors: technology and consumer issues, as well as the success of a number of individual holdings. This factor should not be underestimated as only four market sectors generated outstanding performance in 1999, and, if you exclude the technology sector, the average S&P 500 holding advanced a scant 3% for the full year. In essence, the market averages do not tell the full story, as most stocks did not participate in the 1999 market surge. On a capitalization-weighted basis, the S&P advanced +19.5%, the unweighted average advanced +10.1%, and the median S&P issue declined 2.9%. Additionally, the largest ten components of the S&P 500 posted an average increase of +38%, while the smallest 200 issues gained only +4.4%.

The Series' overweighting in technology stocks compared to the S&P 500 (37.0% vs. 27.0%) clearly boosted investment performances, especially in the final quarter of the year. In particular, holdings in stocks of companies involved in internet infrastructure, telecommunications and wireless communications, as well as cable television, and computer-related issues, substantially aided performance. Likewise, based on current market conditions we continue to anticipate that technology related issues should continue to offer significant reward potential in 2000.

Two areas underweighted by the Series during this time frame were financials and healthcare. First, in the case of financial issues, three rate increases by the Federal Reserve Board combined with modest earnings growth adversely impacted performance. Likewise, the managers of the fund elected to reduce holdings in the healthcare sector due to regulatory concerns clouding the industry in 1999.

WHAT IS YOUR SHORT-TERM OUTLOOK FOR THE SERIES?

Given current market factors, we continue to believe that the outlook for the equity market should remain positive as we enter the new year. Economic growth in the United States remains positive, and corporate earnings should receive a beneficial lift from foreign economies in the year 2000, as both Europe and Asia post much improved results. This is especially important as nearly 25% of U.S. corporate profits are derived from abroad. Furthermore, inflation remains a nonevent in this economic cycle. We remain committed to our basic investment philosophy and believe that this commitment should continue to be rewarding for our shareholders.

                                                  A I M CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      24.64%
                                      5 YEAR      23.17%
                  SINCE 5/4/1992 (INCEPTION)      17.10%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


               Capital Appreciation Series          S&P 500 Index
5/4/92                  $10,000.00                   $10,000.00
12/92                   $11,086.81                   $10,724.68
12/93                   $12,007.82                   $11,803.24
12/94                   $11,816.68                   $11,958.28
12/95                   $15,380.73                   $16,446.66
12/96                   $18,496.57                   $20,220.36
12/97                   $23,852.04                   $26,964.04
12/98                   $26,875.64                   $34,675.46
12/99                   $33,498.53                   $41,968.82

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On April 1,  1999 A I M  Capital  Management,  Inc.  became  the  Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Nokia Oyj, ADR                                        7.4%
   2. Dayton Hudson Corporation                             4.8%
   3. Comcast Corporation, Special Class A                  4.8%
   4. Nextel Communications, Inc., Class A                  4.8%
   5. Cox Communications, Inc., Class A                     3.3%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           37.6%
   2. Staples                                              16.6%
   3. Cyclicals                                            14.0%
   4. Financial                                            12.3%
   5. Communications Services                               8.3%

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARKS IN 1999?

For the year ended December 31, 1999, the Mid-Cap Growth Series (the "Series") provided a total return of 79.05%. Over the same period, the Series' return compares to total returns of 18.23% for the Russell Mid-Cap Index and 21.26% for the Russell 2000 Index.

WHAT MARKET SECTORS WERE MOST RESPONSIBLE FOR THE SERIES STRONG INVESTMENT RESULTS?

As a mid-cap portfolio, we look for growing businesses that have made the transition from small-cap to mid-cap. Often that means the Series is investing in industries in which the competitive field has narrowed down to just a few companies. Our goal is to use our research to pick the company or companies that will wind up dominating the field, and to invest in those companies early, before the market recognizes their true worth. Following this theme, two main areas that contributed to the Series' outperformance over the past year, relative to the benchmarks, were semiconductor capital equipment and internet infrastructure. Semiconductor capital equipment stocks tend to be cyclical; they had a good run early in 1999, and around mid-year, people thought their potential had petered out. But in our research visits to these companies, we were hearing that business was getting stronger, and they were projecting two to three years of strong sales. So we bought into semiconductor capital equipment companies when many of their stock prices were stagnating, and, indeed, they rose strongly late in the year.

Another area that performed very strongly for the Series was internet infrastructure companies. As distinguished from e-commerce or internet portal sites, infrastructure companies provide the products and services that make the internet work. Our biggest success in this area was Network Solutions Inc., the company that rents the site names for the internet. Network Solutions exemplifies one of the things we look for in the market: "second chance" opportunities, when a company has suffered a decline in share price that we believe is unjustified and, therefore, temporary.

Another strong performer was Cytyc Corporation, a company we've held for some time, through several rocky periods, because our research indicated they would eventually dominate their area of business. Cytyc developed the Thinprep System, an improved Pap test which is rapidly becoming a new standard in the health care industry. The stock was boosted this period by better-than-expected acceptance in an initial product rollout in New England, as well as agreement by Aetna, a major health insurer, to accept the Cytyc test for reimbursement.

HOW DO YOU ANTICIPATE EVENTS IN 2000 WILL IMPACT THE PERFORMANCE OF THE SERIES?

Looking toward 2000, we have positioned a substantial part of the portfolio in several areas: energy, transaction processors, and health care. In the energy sector, we have significantly increased our sector weighting since mid-1999 and focused on two themes: deep-water drillers and natural gas exploration and production. Transaction processors are another major theme for the Series going forward. These are companies that process customer transactions for mutual funds, banks, and credit card issuers, as well as bill payment for the cable industry. These businesses tend to benefit strongly from new technologies such as the internet, which are continually driving down the cost of each individual transaction. But what happened in 1999 was that many of these companies weren't growing their business. We believe this was Y2K related; potential customers were reluctant to change their processing systems in the last three quarters of 1999. So although some processors and other business services in the investment portfolio did well in 1999, we bought many of them at depressed prices in order to position the Series for potential growth in 2000. Health care is an additional area in which we've positioned the Series for 2000. Stocks in this sector were generally beaten down in 1999 because Medicare cut back reimbursements and changed the payment system. This drastically impacted health care providers like nursing homes and hospitals. We invested in several of these beaten-down health care companies in the second half of the year. Unfortunately, we may have been a bit early, as some of their stock prices declined further and detracted from the Series' short-term performance.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      79.05%
                 SINCE 8/14/1998 (INCEPTION)      69.91%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                            Russell               Russell
                 Mid-Cap Growth Series   Mid-Cap Index          2000 Index
8/14/98               $10,000.00          $10,000.00           $10,000.00
9/98                   $9,349.49           $8,944.10            $8,688.82
12/98                 $11,611.85          $10,593.18           $10,105.87
3/99                  $11,695.25          $10,543.56           $11,590.50
6/99                  $14,081.77          $11,688.13           $12,407.31
9/99                  $14,716.89          $10,683.64           $11,633.28
12/99                 $20,791.48          $12,524.50           $13,362.84

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Network Solutions, Inc., Class A                      4.5%
   2. RSA Security, Inc.                                    4.3%
   3. Newfield Exploration Company                          3.6%
   4. Health Management Associates, Inc., Class A           3.5%
   5. Cytyc Corporation                                     3.5%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           30.9%
   2. Energy                                               22.0%
   3. Healthcare                                           17.4%
   4. Financial Services                                    8.6%
   5. Consumer Staples                                      4.1%

                                  THE GCG TRUST
                                ALL-GROWTH SERIES

HOW WELL DID THE SERIES PERFORM IN 1999?

The All-Growth Series (the "Series") returned 109.93% for the year ended December 31, 1999. This compares with the Russell Mid-Cap Index return of 18.23% for the year.

WHAT WERE THE MAJOR TRENDS THAT ALLOWED THE SERIES TO REBOUND?

The key factors which led to the favorable results in the fourth quarter were evident throughout the year. First, growth stocks significantly outperformed value stocks across all capitalizations. This is evidenced by the full year, 1999 return of the Russell Mid-Cap Index of 51.31% vs. -0.10% for the Russell Mid-Cap Value Index. Second, we were overweighted in the technology sector when technology had, by far, the best returns in the market. And third, the individual stocks in each major sector of the Series outperformed the stocks held in the benchmark. This was especially true in the technology sector where the Series' technology holdings significantly outperformed those technology stocks represented in the Russell Mid-Cap Index. In addition, the Series' holdings in the Consumer, Health Care, Industrial and Services sectors well exceeded those of the benchmark.

DO YOU ANTICIPATE SMALL AND MID-CAP STOCK TO CONTINUE THEIR STRONG PERFORMANCE IN 2000?

Although equity mutual funds overall experienced net inflows for 1999, small-cap funds actually experienced net outflows for the year. And according to L. Keith Mullins of Salomon Smith Barney, he predicts a "significant rotation by institutional capital" into small and mid-cap stocks. If institutional investors begin to rotate more assets out of large-caps and retail investors continued their shift begun at the end of last year, we believe small and mid-cap stocks could enjoy a second year of strong performance.

                                               PILGRIM BAXTER & ASSOCIATES, LTD.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR     109.93%
                                      5 YEAR      24.26%
                                     10 YEAR      13.25%
                 SINCE 1/24/1989 (INCEPTION)      12.77%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                 All-Growth Series          Russell Mid-Cap Index
1/24/89             $10,000.00                   $10,000.00
12/89               $10,720.38                   $11,914.36
12/90                $9,932.89                   $10,544.85
12/91               $13,556.58                   $14,922.23
12/92               $13,205.21                   $17,360.59
12/93               $14,070.96                   $19,843.34
12/94               $12,554.40                   $19,428.11
12/95               $15,368.54                   $26,121.95
12/96               $15,280.98                   $31,085.02
12/97               $16,177.32                   $40,102.91
12/98               $17,717.73                   $44,151.27
12/99               $37,195.31                   $52,200.83

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On February 3, 1997 Pilgrim Baxter  &Associates,  Ltd. became the Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. VeriSign, Inc.                                        2.9%
   2. InfoSpace.com, Inc.                                   2.9%
   3. MedImmune, Inc.                                       2.8%
   4. Emulex Corporation                                    2.8%
   5. JDS Uniphase Corporation                              2.7%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           53.8%
   2. Consumer Durables                                    14.5%
   3. Health                                                9.1%
   4. Services                                              8.9%
   5. Industrial                                            5.4%

                                  THE GCG TRUST
                           GROWTH OPPORTUNITIES SERIES

HOW DID THE SERIES FARE AGAINST ITS BENCHMARK IN 1999?

The Growth Opportunities Series (the "Series") had a total return of 20.13% for the year ended December 31, 1999. This compares to a total return of 21.03% for the Standard & Poor's 500 Index.

WHAT INFLUENCE DID THE TECHNOLOGY SECTOR HAVE UPON THE SERIES' PERFORMANCE DURING THE YEAR?

Relative performance during the year was affected by our positioning in relation to technology stocks. The Series invests in growth at a reasonable price, and we simply could not justify the risk/return tradeoff in some of the most highly valued names in this sector. Instead, our position has been to invest more in companies that benefit from the use of new technologies.

During the year, we were significantly underweight in technology. But, our exposure to companies who use technology to benefit their businesses made up for the underexposure to direct technology. We view this position as a creative way to benefit from high technology without incurring excessive valuation risk.

Technology companies that performed well for us included Motorola Inc., Sony Corp., and Electronic Data Systems. These companies have strong competitive positions with powerful branding and market identity. Each of these companies benefits from increased penetration of the "new economy" around the globe.

FDX Corp. (FedEx) is an example of a company that effectively makes use of powerful information technologies to improve its business and to enable its customers. By leveraging technology in areas such as route optimization, package tracking and cargo sorting, FedEx can reduce operating costs, add new markets and build customer loyalty. This should help drive the company's growth rate for years to come.

WHAT BIGGEST FACTOR DETRACTED FROM A MORE POSITIVE PERFORMANCE?

Based on our stock selection process, the portfolio's biggest overweight during the quarter was in the basic materials sector. This is driven by our belief that growth in demand for the building blocks of global infrastructure will continue throughout 2000. Although stocks in this sector generally underperformed the broader market, certain holdings, including aluminum producer Alcoa, recorded very strong gains. Alcoa is a dominant global competitor and offers good earnings growth potential even without an increase in commodity prices.

                                                MONTGOMERY ASSET MANAGEMENT, LLC

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      20.13%
                 SINCE 2/18/1998 (INCEPTION)       8.98%
--------------------------------------------------------------------------------


                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                       Growth
                    Opportunities                                  Russell
                       Series              S&P 500 Index        Mid-Cap Index
2/18/98              $10,000.00              $10,000.00           $10,000.00
3/31/98              $10,650.00              $11,321.38           $11,269.38
6/30/98              $10,310.00              $10,592.47           $11,643.54
9/30/98               $8,370.00              $10,120.06           $10,487.97
12/31/98              $9,772.06              $11,201.51           $12,719.34
3/31/99               $9,822.38              $11,993.26           $13,352.80
6/30/99              $11,573.50              $12,040.76           $14,293.82
9/30/99              $10,587.24              $11,852.80           $13,402.09
12/31/99             $11,739.54              $13,266.54           $15,394.63

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Alcoa Inc.                                            5.5%
   2. The Dow Chemical Company                              4.1%
   3. Whirlpool Corporation                                 4.1%
   4. Sony Corporation, ADR                                 3.5%
   5. First Health Group Corporation                        3.4%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Materials and Processing                             24.1%
   2. Technology                                           12.1%
   3. Consumer Durables                                    10.7%
   4. Business Services                                     9.0%
   5. Health                                                8.2%

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

BY WHAT MARGIN DID THE SERIES OUTPERFORM ITS BENCHMARK IN 1999?

The Strategic Equity Series (the "Series") had a total return of 56.24% for the year ended December 31, 1999. For the same period, the Russell Mid-Cap Index had a return of 18.23% and the Russell 2000 Index had a return of 21.26%

A I M Capital Management, Inc. became Portfolio Manager on March 1, 1999; total returns for the ten months ended December 31, 1999 were 66.36% for the Series, 22.51% for the Russell Mid-Cap Index and 30.21% for the Russell 2000 Index.

WHAT MARKET SECTORS DROVE THE SERIES' EXCELLENT PERFORMANCE?

Investment performance for the Series was exceptionally strong during 1999. This performance success was largely due to distinct overweighting and underweighting of specific market sectors, combined with the success of a number of individual holdings. Contrary to popular belief, small and mid-cap issues demonstrated positive investment returns in 1999. Quite clearly, the market averages do not tell the full story as illustrated by the fact that on a cap weighted basis the S&P 500 returned 21.03%, but ex technology was only up 3%. Likewise, the cap-weighted NASDAQ advanced 85.6%; yet, the median price change was less than 1%, and, without the large cap technology issues, the cap weighted NASDAQ was only up 8%.

The Series' performance was positively impacted by a very heavy weighting in technology and telecommunication related issues. In particular, we favored software, semiconductors, the internet, and wireless communication. Furthermore, we elected to maintain a distinct focus upon the consumer as wage growth, higher consumer income, and record low unemployment set the stage for a powerful retail environment. Conversely, two areas that were not favored by the managers of your fund, were healthcare and financials. Both of these areas were dramatically underweighted during the year, as modest earnings growth, combined with three rate increases by the Federal Reserve Board, negatively impacted financial issues and regulatory concerns adversely impacted healthcare issues. At the close of the fourth quarter, the Series held 133 individual securities, and the top 10 holdings represented 15.5% of fund assets.

DO YOU ANTICIPATE POSITIVE MARKET CONDITIONS CONTINUING THROUGH 2000?

Our investment outlook remains distinctly positive, as we enter the new year. We anticipate that global economic growth should accelerate in 2000, and since nearly 25% of corporate profits, and almost 30% of S&P 500 profits, are derived from abroad, this should add a significant rate of growth to earnings in the new year.

Furthermore, despite the length of the economic expansion, we do not anticipate either an economic slowdown or any resurgence of inflation. We continue to emphasize our earnings momentum approach to the portfolio process, and believe that shareholders will be well served by this discipline.

                                                  A I M CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      56.24%
                 SINCE 10/2/1995 (INCEPTION)      21.97%

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]
--------------------------------------------------------------------------------


                Strategic Equity       Russell                Russell
                   Series           Mid-Cap Index           2000 Index
10/2/95           $10,000.00         $10,000.00             $10,000.00
12/95             $10,033.42         $10,322.38             $10,216.76
12/96             $11,979.15         $12,283.60             $11,902.08
12/97             $14,752.92         $15,847.12             $14,563.86
12/98             $14,876.95         $17,446.87             $14,192.85
12/99             $23,243.74         $20,627.75             $17,209.60

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 1,  1999 A I M  Capital  Management,  Inc.  became  the  Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Advanced Fibre Communications, Inc.                   2.7%
   2. VeriSign, Inc.                                        2.2%
   3. JDS Uniphase Corporation                              1.7%
   4. Veritas Software Corporation                          1.7%
   5. Ariba, Inc.                                           1.6%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           51.7%
   2. Cyclicals                                            14.3%
   3. Energy                                                7.8%
   4. Staples                                               6.5%
   5. Health                                                5.7%

                                  THE GCG TRUST
                                SMALL CAP SERIES

WHAT WAS THE SERIES' TOTAL RETURN IN 1999 IN COMPARISON WITH ITS BENCHMARK?

The Small Cap Series (the "Series") generated a total return of 50.61% for the year ended December 31, 1999. The Russell 2000 Index returned 21.26% for the same period.

WHAT MARKET CONDITIONS MOST INFLUENCED THE SERIES LAST YEAR?

1999 was yet another good year for many equity investors. During the first half of the year, large-cap stocks marched forward with nary a setback, while their smaller counterparts struggled mightily. All of the major large-cap indices continuously set new highs, and the Dow Jones Industrial Average closed over 10,000 for the first time on March 29, 1999.

After a volatile April, May and June saw consolidation and profit taking in the equity markets. An ongoing fear of rising interest rates was realized on June 30 when the Federal Reserve ("Fed") "took back" one of three previous interest rate cuts by hiking the Fed Funds Rate to 5%. Nonetheless, the market shrugged off the rate hike and took solace in the Fed's return to a "neutral bias." Large-cap stocks continued to rally, and the S&P 500 reached an intra-day high of 1420.33 on July 19.

The following few months were marked by extreme market volatility, an overall downward trend, and, ultimately, a dramatic rebound. The S&P 500 struggled to find direction and failed to match its previous highs during August and September, partially due to another rate hike. In October, mounting fears of rising interest rates, an upward spike in the price of gold and a series of dubious economic reports forced the yield on the long bond to 6.40%. The Dow Jones dropped more than 1,000 points in less than a month, briefly dipping below the 10,000 level on October 18th. As inflation jitters and interest rate fears subsided with the release of benign economic data, however, the final two weeks of October saw dramatic gains throughout both the bond and equity markets.

The market's strength continued throughout November and December. When the Fed raised both the Fed Funds and the discount rate 1/4 of a point on November 16th, the shift back to a "neutral" bias psychologically outweighed the actual rate hike. While certain segments of the market struggled - most notably, value stocks - most equity indices climbed steadily higher, led by small-cap stocks. The Fed's December 21st inaction matched market expectations and allowed nearly all major market indices to reach all-time highs during the final week of the year.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' STRONG PERFORMANCE AGAINST THE BENCHMARK?

Fortunately, the Series was well positioned to benefit from the strong performance of certain segments of the market. Firstly, management's growth stock philosophy was of great benefit during a year in which value stocks severely underperformed growth stocks. In addition, the Series was heavily weighted in technology companies throughout the year, thus positioning the Series extremely well for the strong bull market.

DO YOU FORESEE THE ECONOMY CONTINUING TO GROW AT A RAPID RATE IN 2000?

The economy of 2000 is likely to resemble the economy of 1999, but it will probably not grow as rapidly. Slowing in growth ratio is generally an inevitable by-product of higher interest rates. Despite this, there are factors that should keep the economy moving along at a decent rate including low unemployment, good wage gains, and positive psychology. However, corporate earnings will probably not be as strong in 2000 as they were in 1999. It would be logical to assume that the market will rise less vigorously as well.

                                                     FRED ALGER MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      50.61%
                  SINCE 1/3/1996 (INCEPTION)      24.69%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                         Small Cap Series            Russell 2000 Index
1/3/96                       $10,000.00                  $10,000.00
12/96                        $12,010.00                  $11,649.57
12/97                        $13,250.00                  $14,254.88
12/98                        $16,030.00                  $13,891.73
12/99                        $24,142.11                  $16,844.47

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Intuit, Inc.                                          3.6%
   2. Exodus Communications Inc.                            3.2%
   3. Calpine Corporation                                   3.1%
   4. Conexant Systems, Inc.                                3.0%
   5. eBay, Inc.                                            2.7%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Technology                                           48.8%
   2. Cyclicals                                            26.2%
   3. Health                                                8.5%
   4. Staples                                               7.1%
   5. Utilities                                             3.5%

                                  THE GCG TRUST
                               REAL ESTATE SERIES

HOW DID THE SERIES PERFORM IN 1999?

The Real Estate Series (the "Series") had a total return of (3.81%) for the year ended December 31, 1999. The Wilshire Real Estate Securities Index had a total return of (3.19%) for the same period.

HOW HAS THE BOOMING ECONOMY INFLUENCED THE REAL ESTATE INDUSTRY IN RECENT YEARS?

In "ordinary times," the years immediately following negative total return years for real estate securities have handsomely rewarded investors for their patience. In fact, the average total return for each of the three such "rebound" years since we began managing REIT portfolios in 1987 (including 1999's (3.81%)) has been 14.85%. These, however, are far from "ordinary times." While the absolute performance by the REIT market as measured by the NAREIT Equity Index showed a significant improvement over 1998's total returns, REITs again underperformed the shares of their tenant base (the companies of the S&P 500 Index) by a staggering 25.64%. Despite sound operating results, real estate stock returns largely were determined by a battle of capital flows during 1999. In retrospect, the underperformance of real estate securities can be attributed to rising interest rates, continued benign inflation and strong but decelerating earnings growth rates of programs and ancillary services.

WHAT PROPERTY SECTORS MOST AFFECTED THE 1999 SERIES PERFORMANCE?

We have always deemed ourselves to be long term investors in real estate, and, as such, we tend to have only gradual movements in our portfolios from quarter to quarter. Our core positions are in companies that have excellent management teams, business plans, balance sheets, and real estate portfolios. We thoroughly research these companies before purchase, with an expected holding period of 3-4 years. This continued to be the case in 1999.

Our most notable (and unfortunately, costly) property sector overweight during 1999 was in the mall REITs. Ironically, in this case we may have been guilty of "knowing too much." Our analysis of the fundamental trends of consumer shopping patterns, retailers, and of course the malls led us to believe that the highest quality malls would benefit from the strongest operating environment of all of the sectors of the market, which was indeed correct. The missing piece of the puzzle was the perceived threat of technology on retail real estate that more than offset the growth in consumer wealth and spending. It is difficult to determine which factor contributed most to the mall companies' underperformance.

In the residential sector, we remained market weighted overall but with a slight overweight within the manufactured housing sector. Apartments have been generally in equilibrium for some time. This sector is counter-cyclical as demand increases somewhat when interest rates go up and it becomes more expensive to buy a home. We continue to emphasize those markets that have the highest barriers to entry for new supply, as this allows strong economic growth to translate into higher rents and rising cash flows.

In the office sector, we are slightly overweighted and again have concentrations in markets in which it is difficult to build. This means that we have significant investments in downtown properties. While real estate companies may not move at internet speed, the best management teams are hardly asleep at the switch. They are busily looking for ways to monetize their positions as the gateway to their tenants. During the course of the year, more than a half dozen office REITs inked revenue-sharing deals with various telecommunications providers in exchange for access to their buildings.

Looking forward, with REITs currently yielding more than 8%, with the marginal activity by company managements revolving around selling assets and repurchasing stock, and with expectations now at an all time low, REITs appear to be poised to deliver positive returns in the year 2000.

                                                     EII REALTY SECURITIES, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      (3.81)%
                                      5 YEAR      10.03%
                                     10 YEAR       9.29%
                 SINCE 1/24/1989 (INCEPTION)       8.35%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                      Real Estate                       Wilshire Real Estate
                        Series                            Securities Index
1/24/89               $10,000.00                             $10,000.00
12/89                  $9,878.12                             $10,073.74
12/90                  $7,825.64                              $6,703.48
12/91                 $10,491.35                              $8,046.29
12/92                 $11,946.65                              $8,677.65
12/93                 $14,009.61                             $10,000.27
12/94                 $14,897.80                             $10,164.55
12/95                 $17,368.66                             $11,551.69
12/96                 $23,499.39                             $15,811.18
12/97                 $28,854.04                             $18,941.51
12/98                 $24,973.33                             $15,602.77
12/99                 $24,022.76                             $15,105.57

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On January 1, 1995 EII Realty Securities, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
   (percentage of total net assets)

   1. Equity Office Properties Trust                        6.1%
   2. Simon Property Group, Inc.                            5.0%
   3. Apartment Investment & Management Company             4.3%
   4. Vornado Realty Trust                                  4.1%
   5. Kimco Realty Corporation                              4.1%


TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Office/Industrial                                    37.4%
   2. Apartments                                           17.9%
   3. Regional Malls                                       11.3%
   4. Diversified                                           7.2%
   5. Shopping Centers                                      6.4%

                                  THE GCG TRUST
                               HARD ASSETS SERIES

HOW WELL DID THE SERIES PERFORM AGAINST THE BENCHMARKS IN 1999?

The Hard Asset Series (the "Series") produced a total return of 23.36% for the year ended December 31, 1999. For the same period, the Standard & Poor's 500 Index had a total return of 21.03% and the Russell 2000 Index had a total return of 21.26%.

Baring International Investment Limited became Portfolio Manager on March 1, 1999; total return for the ten months ended December 31, 1999 was 29.01% for the Series, 19.90% for the S&P500 Index and 30.21% for the Russell 2000 Index.

WHAT MAJOR TRENDS INFLUENCED MOST THE SERIES' PERFORMANCE?

Several trends and events affected the Series' performance. An accelerating global economic expansion led to a rise in demand for natural resources and an increase in commodity prices, which opened the way for a cyclical recovery. Also, the resources environment experienced low capital expenditure and rising merger and acquisition activity, which resulted in rationalization and more efficient cost structures. Combined, these factors resulted in a tightening of supply, but also in the comeback of economic returns as well as a heat-up in commodity equity markets.

Crucial for the energy sector was OPEC's decision to cut oil production during spring of 1999. As a consequence the price of oil spiked within a short time from $10 per barrel to a level of around $25 per barrel. Being almost 60% invested in the energy sector, the Series has a strong bias towards the price of oil. Hence, during the first half of the year, the Series' petroleum producing holdings were the main beneficiaries of the oil price's rise and a driving force behind the Series' strong performance. The price of oil stabilized during the second half of the year. We saw this as an opportunity to lock in profits made with the Series' strong exposure in North American junior oil companies and moved profits towards the larger and less oil price sensitive integrated companies.

Characteristic for the base-metals sector was strong demand and increased merger and acquisition activity. The Series had a strong bet on nickel, aluminum, and copper who all strongly appreciated in price. Besides strong demand and declining inventories, the market was also heated-up by low capital expenditure that lead to supply shortages, pushing up metal prices to levels not seen for many years. Mega mergers such as the three-way deal in the aluminum sector between Alcan - Pechiney - Alusuisse or Alcoa and Reynolds were leading the way in the metals industry this year. The M&A activity is not only signalling rationalisation, but also changes in strategy.

Within the precious metal sector, we saw the price of gold fall to a low of $253 per ounce by mid-year. This was followed by European Central Banks forming a cartel that lead to a short-term rise to $325 per ounce. Being bearish on gold, we used the rally to further cut our gold exposure, which towards year-end proved positive for the portfolio, as gold prices fell again. However, we remain optimistic on the platinum's groups, where tight supply and increased industrial demand for fuel cells is pushing up prices.

WHAT DOES THE FUTURE HOLD FOR THE SERIES?

With economic activity continuing to expand and global GDP growing at 3.5% annually, the macroeconomic outlook for commodities remains very favourable.
Companies who sustained the last cyclical low and rationalised during that period will now be able to harvest profits. Also, capital expenditure continues to be low, and signs of ongoing consolidation should lead to additional efficiency and increase profit margins. At last we are beginning to see the internet taking hold of the resources industry. The internet is cutting out middlemen, enabling producers to sell their goods directly to the customer. It will kill final price inflation and allow resource companies to work at full capacity and reasonable pricing. We will continue to focus on companies with a history of strong management, strong production growth, low costs, high operating leverages to volume, as well as some cyclical recovery. On the back of these positive fundamentals, we believe that 2000 should be another good year for the Series.

                                         BARING INTERNATIONAL INVESTMENT LIMITED
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      23.36%
                                      5 YEAR       6.35%
                                     10 YEAR       5.46%
                 SINCE 1/24/1989 (INCEPTION)       6.66%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


              Hard Assets Series         S&P 500 Index        Russell 2000 Index
1/24/89          $10,000.00                $10,000.00             $10,000.00
12/89            $11,895.70                $12,265.82             $11,129.19
12/90            $10,249.80                $11,884.69              $8,961.68
12/91            $10,731.98                $15,497.63             $13,087.99
12/92             $9,679.23                $16,676.73             $15,497.46
12/93            $14,511.67                $18,353.88             $18,423.25
12/94            $14,878.69                $18,594.97             $18,087.25
12/95            $16,469.39                $25,574.36             $23,233.21
12/96            $21,931.91                $31,442.41             $27,065.69
12/97            $23,296.93                $41,928.77             $33,118.65
12/98            $16,405.42                $53,919.92             $32,274.95
12/99            $20,238.13                $65,261.02             $39,135.12

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 1,  1999,  Baring  International  Investment  Limited  became  the
 Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Exxon Mobil Corporation                               7.6%
   2. Alcoa Inc.                                            6.6%
   3. Rio Tinto Plc, ADR                                    6.2%
   4. Imperial Oil, Ltd.                                    5.9%
   5. Atlantic Richfield Company (ARCO)                     5.7%

TOP FIVE SECTORS AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Financial                                            22.4%
   2. Technology                                           20.1%
   3. Basic Materials                                      15.2%
   4. Telecommunications                                   13.3%
   5. Staples                                               8.2%

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK LAST YEAR?

The Developing World Series (the "Series") produced a return of 61.66% for the year ended December 31, 1999. For the same period, the Morgan Stanley Capital International Emerging Markets Free Index (the "MSCI EMF Index") produced a total return of 66.41%.

Baring International Investment Limited became Portfolio Manager on March 1,1999; total returns for the ten months ended December 31, 1999 were 68.01% for the Series and 67.15% for the MSCI EMF Index.

WHAT MARKET TRENDS SIGNIFICANTLY INFLUENCED THE SERIES' PERFORMANCE IN 1999?

The Series performed very comparably to the MSCI EMF Index during the reporting periods. The positive performance has come from both the asset allocation and stock selection decisions. The major positive contributors to performance have been: the focus of the portfolio in North Asia rather than the Asian markets in the Asia Pacific region, an underweight position in Brazil earlier in the year, and the decision to sell out of Greece completely when we concluded that valuations had become excessive. At the stock level, the strategy to have both cyclical (for example, steel in Latin America) and secular (for example, electronics in Korea and Taiwan) exposure has contributed positively to performance.

Two major trends have underpinned our strategy and have impacted the Series' performance: the cyclical recovery in the demand for commodities, raw materials and selected manufacturing goods, and the secular global trend for outsourcing of production to low-cost locations and producers. While the first trend is obviously more short-term in nature, it has been the primary reason for the recovery we have seen in emerging equities this year. The second trend has been less important for asset prices over the short-term, but may be critical over the medium to long-term. Countries that are able to successfully integrate their economies with those of the Developed World should ultimately have a much lower cost of capital, and faster and more predictable economic growth.

WHAT COUNTRIES MOST AFFECTED THE SERIES' 1999 RETURNS?

In terms of stock selection, aside from those mentioned above, South Africa, Israel and Hungary have been positive contributors and, combined with the returns in Korea and Taiwan, more than outweighed negative returns in Indonesia and Brazil.

WHAT IS YOUR OUTLOOK FOR THE EMERGING MARKETS SECTOR?

We believe the outlook for emerging markets is positive. This year we expect the asset class to enjoy the powerful combination of a strong global growth environment, and we expect to see further evidence that important changes have evolved from the crises of 1994 to 1998 in terms of both governmental and corporate management. In addition, lower risk premiums, combined with the current global euphoria for telecommunications and technology stocks have begun to attract additional liquidity to these sectors, which generally trade at discounts to their developed market peers.

The main risk for emerging markets is that U.S. interest rates might have to rise more than an anticipated 25 to 50 basis points if growth rekindles inflationary fears. While this remains a concern we believe that it is more than balanced by positive cyclical (firm commodity prices, improving terms of trade) and secular (outsourcing) trends which currently appear to remain very supportive of our markets.

                                         BARING INTERNATIONAL INVESTMENT LIMITED
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      61.66%
                 SINCE 2/18/1998 (INCEPTION)       9.87%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                                                Morgan Stanley Capital
                                                International Emerging
                Developing World Series            Markets Free Index
2/18/98            $10,000.00                     $10,000.00
3/98               $10,430.00                     $10,433.76
6/98                $8,260.00                      $9,835.57
9/98                $6,720.00                      $6,456.74
12/98               $7,373.02                      $8,220.55
3/99                $7,763.18                      $8,048.24
6/99                $9,543.90                     $10,176.33
9/99                $9,063.71                     $11,123.74
12/99              $11,919.13                     $11,960.30

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 1,  1999,  Baring  International  Investment  Limited  became  the
 Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Samsung Electronics, GDR                              4.3%
   2. Taiwan Semiconductor Manufacturing
      Company, Ltd., ADR                                    4.3%
   3. The India Fund, Inc.                                  3.9%
   4. Telefonos de Mexico S.A., Class L, ADR                3.5%
   5. Pohang Iron & Steel Company Ltd., ADR                 2.5%


TOP FIVE COUNTRIES AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Korea                                                14.7%
   2. Mexico                                               12.0%
   3. Taiwan                                               10.7%
   4. Brazil                                               10.6%
   5. South Africa                                         10.5%

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

HOW WELL DID THE SERIES PERFORM?

For the 12 months ended December 31, 1999, the Emerging Market Series (the "Series") produced a total return of 85.30%. The Morgan Stanley Capital International Emerging Markets Free Index had a return of 66.41% during the same period.

WHAT HELPED EMERGING MARKETS RECOVER AND FLOURISH IN 1999?

With improving economic growth in Asia and a bottoming out in Latin America, emerging markets enjoyed phenomenal gains throughout 1999, rallying on the strength of rising global growth and recovering commodity prices. Improvements in the balance of payments and overall fiscal condition of individual economies provided still more support for emerging-markets equities. Also contributing to the emerging-markets rally were the extremely attractive valuations that resulted from the asset class's dismal 1998 performance.

WHAT OTHER FACTORS CONTRIBUTED TO PERFORMANCE?

Stock selection and country allocation contributed to the Series' strong advances during the year. Early in 1999, overall stock selection actually restrained performance a bit, especially in India, Hungary, and South Africa. However, those losses were offset by heavy exposure to Turkey and Latin America as well as a large position in Taiwanese electronics stocks. The Series also benefited early in the year from stock selection in Korea and Mexico. Substantial holdings in the first quarter in Greek banks -- which advanced amid EMU interest-rate convergence -- contributed to the Series' performance, as did an underweight position in the same sector one quarter later when the entire Greek market struggled. In the second quarter, the Series had a lack of exposure to the Russian equity market, which rallied amid strengthening oil prices. We were leery of the high risk of the Russian market throughout the year. In the third quarter, performance was helped by our underweight position in Russia, which surrendered gains from one quarter earlier. Underweight positions in Indonesia and Thailand proved positive as these markets also underperformed. Similarly, the Series was hampered by exposure in the third quarter to Latin American markets, which were volatile following interest-rate hikes in the United States. However, that exposure provided a good boost to performance in the fourth quarter. Indeed, Latin American valuations had become so attractive early in the final quarter of 1999 that we increased our investments in the region at a time that proved to be beneficial to the Series. South Korean, Indian, and Mexican stock selection also contributed to returns in the latter part of the year.

WHAT UPCOMING EVENTS WILL MOST INFLUENCE THE SERIES IN THE SHORT-TERM?

Despite rapid growth in 1999, the relative valuations of emerging markets equities remain attractive compared with other world markets. Moreover, economic recovery remains firmly in place in Asia, while expectations for Latin American growth in 2000 have been revised higher. Merger and acquisition activity is expected to continue in both regions. The greatest near-term obstacles to emerging markets include further U.S. interest-rate hikes, to which Latin American and Asian markets are particularly vulnerable. Political concerns also could hamper the markets, especially Mexico, which has a general election in July.

                                              PUTNAM INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      85.30%
                                      5 YEAR       4.22%
                 SINCE 10/4/1993 (INCEPTION)       4.26%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


                  Emerging Markets               Morgan Stanley
                       Series                 Capital International
                                                Emerging Markets
                                                   Free Index
10/4/93              $10,000.00                    $10,000.00
12/93                $12,440.00                    $13,260.33
12/94                $10,552.20                    $12,290.32
12/95                 $9,485.80                    $11,650.07
12/96                $10,176.81                    $12,352.68
12/97                 $9,222.92                    $10,921.61
12/98                 $7,001.03                     $8,154.10
12/99                $12,973.04                    $13,569.07

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*On March 3, 1997 Putnam  Investment  Management,  Inc. became the Portfolio
 Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. Telefonos de Mexico S.A., Class L, ADR                3.4%
   2. Samsung Electronics Company Ltd.                      3.1%
   3. Grupo Televisa S.A., GDR                              2.3%
   4. Infosys Technologies Ltd., ADR                        2.2%
   5. SK Telecom Company Ltd., ADR                          2.2%


TOP FIVE COUNTRIES AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Korea                                                16.0%
   2. Mexico                                               15.7%
   3. Brazil                                               10.6%
   4. Taiwan                                                8.1%
   5. India                                                 7.7%

                                  THE GCG TRUST
                              MARKET MANAGER SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARKS?

The Market Manager Series (the "Series") had a total return of 16.59%. This compares to a total return of 21.03% for the S&P 500 Index and 14.72% for the S&P Mid-Cap 400 Index.

WHAT IS THE SERIES' INVESTMENT STRATEGY?

The Series began operations on November 14, 1994. At the same time, all funds were invested in short-term money market securities. On March 6, 1995, the Series was closed to further investment, and the Manager began investing in accordance with the long-term objectives of the Series.

The Series seeks favorable equity market performance and preservation of capital.

The Series contains a blend of debt securities and over-the-counter equity options. The equity options allow the Series to track the performance of the equity markets. The debt securities provide some degree of capital protection.

                                                  ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1999

                                      1 YEAR      16.59%
                                      5 YEAR      23.60%
                SINCE 11/14/1994 (INCEPTION)      23.04%
--------------------------------------------------------------------------------

                  [LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]


              Market Manager                     S&P Mid-Cap     Russell Mid-Cap
                  Series        S&P 500 Index(1)  400 Index (1)        Index
11/14/94        $10,000.00       $10,000.00       $10,000.00       $10,000.00
12/94           $10,020.00        $9,778.93        $9,778.93        $9,636.60
12/95           $12,457.69       $13,449.33       $13,449.33       $12,618.99
12/96           $14,874.91       $16,535.28       $16,535.28       $15,041.99
12/97           $19,906.14       $22,049.96       $22,049.96       $19,893.46
12/98           $24,792.23       $28,356.01       $28,356.01       $22,773.36
12/99           $28,975.00       $34,320.19       $27,184.00       $26,017.00

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 2, 1998, ING Investment Management, LLC became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

(1) The S&P 500 Index and the S&PMid-Cap 400 Index have been determined to be the most appropriate indices to be used for comparative purposes. In the future, the S&P 500 and the S&PMid-Cap 400 will be the only indices compared to the Series.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1999
(percentage of total net assets)

   1. S&P 500 European Call Options                        38.2%
   2. S&P Midcap Companies Index 400 European
      Call Options                                         28.4%
   3. U.S. Treasury Strip, 3.032% due 02/15/01             28.3%
   4. Cabco (Texaco Capital), 7.302% due 10/01/01           2.6%
   5. Philip Morris Companies, Inc., 6.000% due 07/15/01    1.7%

ASSET ALLOCATION AS OF DECEMBER 31, 1999
(percentage of total portfolio holdings)

   1. Call Options Purchased                               66.6%
   2. U.S. Treasury Strip, 3.032% due 02/15/2001           28.3%
   3. Financial Services                                    2.6%
   4. Industrial                                            1.7%

--------------------------------------------------------------------------------
DESCRIPTION OF COMPARATIVE INDICES
--------------------------------------------------------------------------------

     IBC FIRST TIER INDEX -- an index composed of an average of 300+ non-governmental retail money market funds that invest only in securities considered to be of the highest credit quality.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of U.S. government securities and investment grade corporate debt securities.

     LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of intermediate-term U.S. government securities and investment grade corporate debt securities.

     MERRILL LYNCH 1-5 YEAR CORPORATE/GOVERNMENT BOND INDEX -- an index comprised of government and investment-grade corporate debt securities with remaining maturities of one to five years.

     MERRILL LYNCH 3-MONTH TREASURY BILL INDEX--is an index that is comprised of U.S. Treasury Bills with initial maturities of three months.

     MERRILL LYNCH GLOBAL GOVERNMENT BOND INDEX II -- an index comprised of government bonds from major companies, including the United States.

     MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE INDEX -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX -- an index comprised of equity securities in emerging markets.

     RUSSELL 2000 INDEX -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL MID-CAP INDEX -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

     STANDARD & POOR'S 500 INDEX (S&P 500) -- an index composed of 500 U.S. stocks.

     STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400) -- an index composed of 400 mid-cap U.S. stocks.

     WILSHIRE REAL ESTATE SECURITIES INDEX -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (REOCs).

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                          LIMITED
                                                                                       LIQUID            MATURITY
                                                                                        ASSET              BOND
                                                                                       SERIES             SERIES
                                                                                   ---------------    ---------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................................   $   581,705,960    $   206,341,662
                                                                                   ===============    ===============



   At value ....................................................................   $   581,705,960    $   202,857,032
Cash, net of foreign currency, at value ........................................                68                581
Receivables:
   Shares of beneficial interest sold ..........................................           607,255          1,901,273
   Investment securities sold ..................................................                --                 --
   Receivable for forward foreign currency contracts (Note 1) ..................                --                 --
   Dividends and/or interest ...................................................         1,691,587          2,363,462
Other assets ...................................................................             3,424                 --
                                                                                   ---------------    ---------------
     Total Assets ..............................................................       584,008,294        207,122,348
                                                                                   ---------------    ---------------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................         4,160,022             13,671
   Investment securities purchased .............................................                --                 --
Cash overdraft, net of foreign currency, at value ..............................                --                 --
Options written (Premiums received $50,398) (Note 1) ...........................                --                 --
                                                                                   ---------------    ---------------
     Total Liabilities .........................................................         4,160,022             13,671
                                                                                   ---------------    ---------------

NET ASSETS .....................................................................   $   579,848,272    $   207,108,677
                                                                                   ===============    ===============

NET ASSETS CONSIST OF:
Paid-in Capital ................................................................   $   579,852,820    $   209,337,602
Undistributed net investment income/(loss) .....................................                --          3,570,842
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................            (4,548)        (2,315,137)
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................                --         (3,484,630)
                                                                                   ---------------    ---------------
     Total Net Assets ..........................................................   $   579,848,272    $   207,108,677
                                                                                   ===============    ===============
Shares of beneficial interest outstanding ......................................       579,858,701         19,870,179
                                                                                   ===============    ===============

NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding ..........................................   $          1.00    $         10.42
                                                                                   ===============    ===============

                                                                                       GLOBAL
                                                                                        FIXED               TOTAL
                                                                                       INCOME               RETURN
                                                                                       SERIES               SERIES
                                                                                   ---------------    ---------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................................   $    30,741,860    $   655,335,235
                                                                                   ===============    ===============



   At value ....................................................................   $    28,726,731    $   668,355,766
Cash, net of foreign currency, at value ........................................           143,358                 --
Receivables:
   Shares of beneficial interest sold ..........................................           576,424          3,848,572
   Investment securities sold ..................................................            15,686          1,371,613
   Receivable for forward foreign currency contracts (Note 1) ..................           155,909                 --
   Dividends and/or interest ...................................................           740,114          3,941,616
Other assets ...................................................................            13,177                 --
                                                                                   ---------------    ---------------
     Total Assets ..............................................................        30,371,399        677,517,567
                                                                                   ---------------    ---------------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................                 2            161,634
   Investment securities purchased .............................................                --                 --
Cash overdraft, net of foreign currency, at value ..............................                --          1,602,321
Options written (Premiums received $50,398) (Note 1) ...........................                --                 --
                                                                                   ---------------    ---------------
     Total Liabilities .........................................................                 2          1,763,955
                                                                                   ---------------    ---------------
NET ASSETS .....................................................................   $    30,371,397    $   675,753,612
                                                                                   ===============    ===============

NET ASSETS CONSIST OF:
Paid-in Capital ................................................................   $    32,114,381    $   655,634,052
Undistributed net investment income/(loss) .....................................           242,347          6,469,348
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................          (109,299)           629,681
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................        (1,876,032)        13,020,531
                                                                                   ---------------    ---------------
     Total Net Assets ..........................................................   $    30,371,397    $   675,753,612
                                                                                   ===============    ===============
Shares of beneficial interest outstanding ......................................         3,018,131         42,779,853
                                                                                   ===============    ===============

NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding ..........................................   $         10.06    $         15.80
                                                                                   ===============    ===============



                                                                                       FULLY             EQUITY
                                                                                       MANAGED            INCOME
                                                                                       SERIES             SERIES
                                                                                 ---------------   ---------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .......................................................... $   251,244,977   $   276,817,627
                                                                                 ===============    ==============

   At value .................................................................... $   256,063,850   $   264,311,101
Cash, net of foreign currency, at value ........................................      28,191,960        13,811,386
Receivables:
   Shares of beneficial interest sold ..........................................       1,993,268         1,487,590
   Investment securities sold ..................................................         349,379           202,412
   Receivable for forward foreign currency contracts (Note 1) ..................              --                --
   Dividends and/or interest ...................................................       1,739,686           581,526
Other assets ...................................................................              --                --
                                                                                 ---------------    --------------
     Total Assets ..............................................................     288,338,143       280,394,015
                                                                                 ---------------    --------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................              --            26,990
   Investment securities purchased .............................................         370,972         3,012,803
Cash overdraft, net of foreign currency, at value ..............................              --                --
Options written (Premiums received $50,398) (Note 1) ...........................          58,125                --
                                                                                 ---------------    --------------
     Total Liabilities .........................................................         429,097         3,039,793
                                                                                 ---------------    --------------
NET ASSETS ..................................................................... $   287,909,046   $   277,354,222
                                                                                 ===============    ==============

NET ASSETS CONSIST OF:
Paid-in Capital ................................................................ $   273,355,143   $   280,547,993
Undistributed net investment income/(loss) .....................................       3,440,637         2,050,640
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................       6,294,438         7,266,171
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................       4,818,828       (12,510,582)
                                                                                 ---------------    --------------
     Total Net Assets .......................................................... $   287,909,046   $   277,354,222
                                                                                 ===============    ==============
Shares of beneficial interest outstanding ......................................      19,133,784        24,678,370
                                                                                 ===============    ==============

NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding .......................................... $         15.05   $         11.24
                                                                                 ===============    ==============



                                                                                       RISING            CAPITAL
                                                                                       DIVIDENDS          GROWTH
                                                                                       SERIES             SERIES
                                                                                 ---------------   ----------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................................  $   722,027,022   $   469,892,634
                                                                                  ===============    ==============
   At value ....................................................................  $   894,380,476   $   564,335,256
Cash, net of foreign currency, at value ........................................              680           804,231
Receivables:
   Shares of beneficial interest sold ..........................................        4,559,183         2,440,700
   Investment securities sold ..................................................               --                --
   Receivable for forward foreign currency contracts (Note 1) ..................               --                --
   Dividends and/or interest ...................................................          834,525           367,533
Other assets ...................................................................               --                --
                                                                                  ---------------    --------------
     Total Assets ..............................................................      899,774,864       567,947,720
                                                                                  ---------------    --------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................           22,168           252,014
   Investment securities purchased .............................................               --            67,720
Cash overdraft, net of foreign currency, at value ..............................               --                --
Options written (Premiums received $50,398) (Note 1) ...........................               --                --
                                                                                  ---------------    --------------
     Total Liabilities .........................................................           22,168           319,734
                                                                                  ---------------    --------------
NET ASSETS .....................................................................  $   899,752,696   $   567,627,986
                                                                                  ===============    ==============
NET ASSETS CONSIST OF:
Paid-in Capital ................................................................  $   718,241,935   $   465,270,275
Undistributed net investment income/(loss) .....................................        1,344,389                --
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................        7,812,918         7,914,822
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................      172,353,454        94,442,889
                                                                                  ---------------    --------------
     Total Net Assets ..........................................................  $   899,752,696   $   567,627,986
                                                                                  ===============    ==============
Shares of beneficial interest outstanding ......................................       36,222,999        30,649,866
                                                                                  ===============    ==============
NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding ..........................................  $         24.84   $         18.52
                                                                                  ===============    ==============



                                                                                                       VALUE
                                                                                       GROWTH          EQUITY
                                                                                       SERIES          SERIES
                                                                                   --------------   ---------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................................  $   955,076,950   $   129,599,858
                                                                                  ===============   ===============
   At value ....................................................................  $ 1,391,619,105   $   139,325,505
Cash, net of foreign currency, at value ........................................           51,621             1,258
Receivables:
   Shares of beneficial interest sold ..........................................           74,084         2,149,882
   Investment securities sold ..................................................       26,559,260                --
   Receivable for forward foreign currency contracts (Note 1) ..................        2,873,522                --
   Dividends and/or interest ...................................................          119,680           126,180
Other assets ...................................................................               --                --
                                                                                  ---------------   ---------------
     Total Assets ..............................................................    1,421,297,272       141,602,825
                                                                                  ---------------   ---------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................................        2,997,409             8,254
   Investment securities purchased .............................................        1,427,643                --
Cash overdraft, net of foreign currency, at value ..............................               --                --
Options written (Premiums received $50,398) (Note 1) ...........................               --                --
                                                                                  ---------------   ---------------
     Total Liabilities .........................................................        4,425,052             8,254
                                                                                  ---------------   ---------------
NET ASSETS .....................................................................  $ 1,416,872,220   $   141,594,571
                                                                                  ===============   ===============
NET ASSETS CONSIST OF:
Paid-in Capital ................................................................  $   932,782,258   $   138,550,168
Undistributed net investment income/(loss) .....................................       (1,491,165)          582,604
Accumulated net realized  gain/(loss) on securities,  written  options,  forward foreign currency exchange contracts and foreign currency
   transactions ................................................................       46,165,441        (7,263,848)
Net unrealized appreciation/(depreciation) on securities, futures contracts,  written options, long options,  forward foreign currency exchange contracts and other assets and liabilities denominated
   in foreign currencies .......................................................      439,415,686         9,725,647
                                                                                  ---------------   ---------------
     Total Net Assets ..........................................................  $ 1,416,872,220   $   141,594,571
                                                                                  ===============   ===============
Shares of beneficial interest outstanding ......................................       51,532,892         9,121,203
                                                                                  ===============   ===============
NET ASSET VALUE, offering price and redemption price per share
   of beneficial interest outstanding ..........................................  $         27.49   $         15.52
                                                                                  ===============    ==============

                       See Notes to Financial Statements.

                                      26-27

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                             MANAGED        CAPITAL        MID-CAP        ALL-
                                                            RESEARCH         GLOBAL      APPRECIATION      GROWTH        GROWTH
                                                             SERIES          SERIES         SERIES         SERIES        SERIES
                                                         ---------------   ------------  -------------   ------------  -------------

ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..................................  $  788,823,356   $125,195,743   $337,457,305   $631,433,571   $ 98,273,943
                                                          ==============   ============   ============   ============   ============
   At value (a) ........................................  $1,007,009,886   $186,631,899   $409,622,421   $791,050,114   $147,221,884
Cash, net of foreign currency, at value ................       1,351,691             --          9,053             --      3,137,773
Receivables:
   Shares of beneficial interest sold ..................       2,687,851            448      2,324,514             --             66
   Investment securities sold ..........................       8,079,228      3,497,163             --        720,126      3,374,898
   Dividends and/or interest ...........................         497,464        198,405         38,745        141,782         10,698
                                                          --------------   ------------   ------------   ------------   ------------
     Total Assets ......................................   1,019,626,120    190,327,915    411,994,733    791,912,022    153,745,319
                                                          --------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ..............         249,618      1,136,509         96,364      2,937,719        910,386
   Investment securities purchased .....................       4,720,886      1,076,049             --      6,686,470      2,136,742
Cash overdraft, net of foreign currency,
   at value ............................................              --      3,629,798             --        480,336             --
Accrued expenses and other payables ....................              --             --             --             --             --
                                                          --------------   ------------   ------------   ------------   ------------
     Total Liabilities .................................       4,970,504      5,842,356         96,364     10,104,525      3,047,128
                                                          --------------   ------------   ------------   ------------   ------------
NET ASSETS .............................................  $1,014,655,616   $184,485,559   $411,898,369   $781,807,497   $150,698,191
                                                          ==============   ============   ============   ============   ============
NET ASSETS CONSIST OF:
Paid-in Capital ........................................  $  768,201,188   $103,348,970   $322,470,126   $513,713,999   $ 79,037,171
Undistributed net investment income/(loss) .............        (135,387)       119,591             --             --             --
Accumulated net realized gain/(loss) on securities,
   futures contracts,  written options, long options,
   forward foreign currency exchange contracts and
   foreign currency transactions .......................      28,447,765     19,605,355     17,263,127    108,476,954     22,713,079
Net unrealized appreciation/(depreciation) on
   securities,  futures  contracts,  written  options,
   forward foreign currency exchange contracts and other
   assets and liabilities denominated in foreign
   currencies ..........................................     218,142,050     61,411,643     72,165,116    159,616,544     48,947,941
                                                          --------------   ------------   ------------   ------------   ------------
      Total Net Assets .................................  $1,014,655,616   $184,485,559   $411,898,369   $781,807,497   $150,698,191
                                                          ==============   ============   ============   ============   ============
Shares of beneficial interest outstanding. .............      40,892,896      9,242,036     20,570,993     26,425,032      5,989,130
                                                          ==============   ============   ============   ============   ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..  $        24.81   $      19.96   $      20.02   $      29.59   $      25.16
                                                          ==============   ============   ============   ============   ============


                                                             GROWTH         STRATEGIC          SMALL            REAL
                                                         OPPORTUNITIES       EQUITY              CAP           ESTATE
                                                             SERIES          SERIES            SERIES          SERIES
                                                          -----------     ------------     ------------      -----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..................................  $10,388,663     $140,688,115     $267,122,880      $61,385,629
                                                          ===========     ============     ============      ===========

   At value (a) ........................................  $12,029,445     $207,486,421     $363,709,651      $55,357,370
Cash, net of foreign currency, at value ................      743,355            2,220           64,759           81,800
Receivables:
   Shares of beneficial interest sold ..................          241           39,372           25,044          985,818
   Investment securities sold ..........................       21,334               --        4,514,511               --
   Dividends and/or interest ...........................       21,105           18,095           18,543          481,390
                                                          -----------     ------------     ------------      -----------
     Total Assets ......................................   12,815,480      207,546,108      368,332,508       56,906,378
                                                          -----------     ------------     ------------      -----------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ..............       27,146        1,746,696          695,916               44
   Investment securities purchased .....................        7,240               --               --               --
Cash overdraft, net of foreign currency,
   at value ............................................           --               --               --               --
Accrued expenses and other payables ....................           --               --               --               --
                                                          -----------     ------------     ------------      -----------
     Total Liabilities .................................       34,386        1,746,696          695,916               44
                                                          -----------     ------------     ------------      -----------
NET ASSETS .............................................  $12,781,094     $205,799,412     $367,636,592      $56,906,334
                                                          ===========     ============     ============      ===========
NET ASSETS CONSIST OF:
Paid-in Capital ........................................  $11,309,123     $138,845,290     $241,797,938      $63,569,006
Undistributed net investment income/(loss) .............        6,011          (59,367)              --        2,149,045
Accumulated net realized gain/(loss) on securities,
   futures contracts,  written options, long options,
   forward foreign currency exchange contracts and
   foreign currency transactions .......................     (174,839)         215,183       29,251,883       (2,783,458)
Net unrealized appreciation/(depreciation) on
   securities,  futures  contracts,  written  options,
   forward foreign currency exchange contracts and other
   assets and liabilities denominated in foreign
   currencies ..........................................    1,640,799       66,798,306       96,586,771       (6,028,259)
                                                          -----------     ------------     ------------      -----------
     Total Net Assets ..................................  $12,781,094     $205,799,412     $367,636,592      $56,906,334
                                                          ===========     ============     ============      ===========
Shares of beneficial interest outstanding. .............    1,146,880       10,314,698       15,681,221        4,694,011
                                                          ===========     ============     ============      ===========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..  $     11.14     $      19.95     $      23.44      $     12.12
                                                          ===========     ============     ============      ===========



                                                           HARD          DEVELOPING       EMERGING        MARKET
                                                          ASSETS            WORLD          MARKETS        MANAGER
                                                          SERIES           SERIES          SERIES         SERIES
                                                         -----------     -----------     -----------     ----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .................................. $39,096,981     $48,633,648     $32,109,514     $3,142,358
                                                         ===========     ===========     ===========     ==========

   At value (a) ........................................ $39,271,745     $60,376,678     $44,441,678(a)  $7,258,495
Cash, net of foreign currency, at value ................     851,977       1,011,047         482,605         74,804
Receivables:
   Shares of beneficial interest sold ..................     137,712              --              --             --
   Investment securities sold ..........................      27,255       1,195,339         209,392             --
   Dividends and/or interest ...........................       2,100          49,100          38,418          3,437
                                                         -----------     -----------     -----------     ----------
     Total Assets ......................................  40,290,789      62,632,164      45,172,093      7,336,736
                                                         -----------     -----------     -----------     ----------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ..............          48          16,368          87,916             --
   Investment securities purchased .....................          --              --         134,969             --
Cash overdraft, net of foreign currency,
   at value ............................................          --              --              --             --
Accrued expenses and other payables ....................          --              --              --         17,950
                                                         -----------     -----------     -----------     ----------
     Total Liabilities .................................          48          16,368         222,885         17,950
                                                         -----------     -----------     -----------     ----------
NET ASSETS ............................................. $40,290,741     $62,615,796     $44,949,208     $7,318,786
                                                         ===========     ===========     ===========     ==========
NET ASSETS CONSIST OF:
Paid-in Capital ........................................ $46,877,585     $51,429,729     $47,428,389     $3,202,649
Undistributed net investment income/(loss) .............      81,386        (257,955)       (190,848)            --
Accumulated net realized gain/(loss) on securities,
   futures contracts,  written options, long options,
   forward foreign currency exchange contracts and
   foreign currency transactions .......................  (6,844,282)       (298,951)    (14,621,198)            --
Net unrealized appreciation/(depreciation) on
   securities,  futures  contracts,  written  options,
   forward foreign currency exchange contracts and other
   assets and liabilities denominated in foreign
   currencies ..........................................     176,052      11,742,973      12,332,865      4,116,137
                                                         -----------     -----------     -----------     ----------
     Total Net Assets .................................. $40,290,741     $62,615,796     $44,949,208     $7,318,786
                                                         ===========     ===========     ===========     ==========
Shares of beneficial interest outstanding. .............   3,427,535       5,416,601       3,669,922        377,319
                                                         ===========     ===========     ===========     ==========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .. $     11.76     $     11.56     $     12.25     $    19.40
                                                         ===========     ===========     ===========     ==========



--------------
(a) The Emerging Markets Series includes a repurchase agreement amounting to $1,885,000.

                       See Notes to Financial Statements.

                                      28-29

--------------------------------------------------------------------------------
    STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                       LIMITED       GLOBAL
                                                                          LIQUID      MATURITY        FIXED
                                                                           ASSET        BOND         INCOME
                                                                          SERIES       SERIES        SERIES
                                                                      ------------  -----------   -------------


INVESTMENT INCOME:
Dividends ............................................................          --           --             --
Interest ............................................................. $19,834,552  $10,520,486    $ 1,254,527
Foreign taxes withheld on dividend and interest income ...............          --           --         (9,415)
Other income .........................................................     (16,434)      (6,826)            --
                                                                       -----------  -----------    -----------
     Total Investment Income .........................................  19,818,118   10,513,660      1,245,112
                                                                       -----------  -----------    -----------
EXPENSES:
Unified fees (Note 2) ................................................   2,109,806    1,011,122        417,531
Trustees' fees and expenses (Note 2) .................................      10,428        5,135            742
                                                                       -----------  -----------    -----------
     Total Expenses ..................................................   2,120,234    1,016,257        418,273
                                                                       -----------  -----------    -----------
   Expenses Reimbursed by Advisor ....................................          --           --           (742)
   Net Expenses ......................................................   2,120,234    1,016,257        417,531
                                                                       -----------  -----------    -----------
NET INVESTMENT INCOME/(LOSS) .........................................  17,697,884    9,497,403        827,581
                                                                       -----------  -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ........................................................        (316)  (2,210,323)      (200,937)
   Written options ...................................................          --           --             --
   Long options ......................................................          --           --             --
   Forward foreign currency exchange contracts .......................          --           --        202,341
   Foreign currency transactions .....................................          --           --        (29,202)
Net change in unrealized appreciation/depreciation of:
   Securities ........................................................         270   (5,023,555)    (3,124,159)
   Written options ...................................................          --           --             --
   Forward foreign currency exchange contracts .......................          --           --        102,772
   Other assets and liabilities denominated in foreign currencies ....          --       91,917        (30,100)
                                                                       -----------  -----------    -----------
   Net realized and unrealized gain/(loss) on investments ............         (46)  (7,141,961)    (3,079,285)
                                                                       -----------  -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ................................................... $17,697,838  $ 2,355,442    $(2,251,704)
                                                                       ===========  ===========    ===========



                                                                          TOTAL         FULLY            EQUITY            RISING
                                                                          RETURN       MANAGED           INCOME           DIVIDENDS
                                                                          SERIES       SERIES            SERIES            SERIES
                                                                      ------------  -------------    --------------     ------------


INVESTMENT INCOME:
Dividends ............................................................ $  6,585,510   $  4,872,819     $ 5,569,882      $  9,415,252
Interest .............................................................   16,642,440      6,232,042       3,166,176           644,378
Foreign taxes withheld on dividend and interest income ...............      (32,778)       (20,794)            250                --
Other income .........................................................       (6,868)       693,693         156,262            29,673
                                                                       ------------   ------------     -----------      ------------
     Total Investment Income .........................................   23,188,304     11,777,760       8,892,570        10,089,303
                                                                       ------------   ------------     -----------      ------------
EXPENSES:
Unified fees (Note 2) ................................................    5,323,534      2,566,993       2,708,647         7,081,897
Trustees' fees and expenses (Note 2) .................................       16,786          7,693           8,181            20,945
                                                                       ------------   ------------     -----------      ------------
     Total Expenses ..................................................    5,340,320      2,574,686       2,716,828         7,102,842
                                                                       ------------   ------------     -----------      ------------
   Expenses Reimbursed by Advisor ....................................           --             --              --                --
   Net Expenses ......................................................    5,340,320      2,574,686       2,716,828         7,102,842
                                                                       ------------   ------------     -----------      ------------
NET INVESTMENT INCOME/(LOSS) .........................................   17,847,984      9,203,074       6,175,742         2,986,461
                                                                       ------------   ------------     -----------      ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) on: .........................................
   Securities ........................................................   10,700,727     15,740,176      24,352,529        20,240,160
   Written options ...................................................           --             --              --                --
   Long options ......................................................           --       (484,841)             --                --
   Forward foreign currency exchange contracts .......................         (203)            --              --                --
   Foreign currency transactions .....................................      (16,396)       (22,242)           (119)               --
Net change in unrealized appreciation/depreciation of:
   Securities ........................................................  (11,126,101)    (7,630,943)    (32,702,347)       82,509,118
   Written options ...................................................           --         (7,727)             --                --
   Forward foreign currency exchange contracts .......................           --             --              --                --
   Other assets and liabilities denominated in foreign currencies ....       (5,330)        (3,956)         (4,094)               --
                                                                       ------------   ------------     -----------      ------------
   Net realized and unrealized gain/(loss) on investments ............     (447,303)     7,590,467      (8,354,031)      102,749,278
                                                                       ------------   ------------     -----------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ................................................... $ 17,400,681    $16,793,541     $(2,178,289)     $105,735,739
                                                                       ============   ============     ===========      ============



                                                                            CAPITAL                                VALUE
                                                                            GROWTH              GROWTH            EQUITY
                                                                            SERIES              SERIES            SERIES
                                                                      ----------------    ----------------   ----------------


INVESTMENT INCOME:
Dividends ............................................................    3,135,735      $    1,214,495      $   2,587,713
Interest .............................................................    1,038,362           2,682,293            240,705
Foreign taxes withheld on dividend and interest income ...............      (13,974)               (462)           (13,325)
Other income .........................................................       23,044              (9,143)           (22,481)
                                                                       ------------      --------------      -------------
     Total Investment Income .........................................    4,183,167           3,887,183          2,792,612
                                                                       ------------      --------------      -------------
EXPENSES:
Unified fees (Note 2) ................................................    4,168,500           6,305,623          1,296,094
Trustees' fees and expenses (Note 2) .................................       11,224              15,654              3,897
                                                                       ------------      --------------      -------------
     Total Expenses ..................................................    4,179,724           6,321,277          1,299,991
                                                                       ------------      --------------      -------------
   Expenses Reimbursed by Advisor ....................................           --                  --                 --
   Net Expenses ......................................................    4,179,724           6,321,277          1,299,991
                                                                       ------------      --------------      -------------
NET INVESTMENT INCOME/(LOSS) .........................................        3,443          (2,434,094)         1,492,621
                                                                       ------------      --------------      -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ........................................................   49,842,111          77,160,779         (6,558,451)
   Written options ...................................................       30,717                  --             20,849
   Long options ......................................................       89,076                  --                 --
   Forward foreign currency exchange contracts .......................           --           1,306,033                 --
   Foreign currency transactions .....................................      107,191            (363,104)                --
Net change in unrealized appreciation/depreciation of:
   Securities ........................................................   55,578,936         391,758,893          4,175,343
   Written options ...................................................           --                  --                 --
   Forward foreign currency exchange contracts .......................           --           2,873,522                 --
   Other assets and liabilities denominated in foreign currencies ....      (47,741)                  9                 --
                                                                       ------------      --------------      -------------
   Net realized and unrealized gain/(loss) on investments ............  105,600,290         472,736,132         (2,362,259)
                                                                       ------------      --------------      -------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ................................................... $105,603,733        $470,302,038      $    (869,638)
                                                                       ============      ==============      =============


                       See Notes to Financial Statements.

                                      30-31

--------------------------------------------------------------------------------
    STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                       THE GCG TRUST

                                           FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                            MANAGED        CAPITAL        MID-CAP         ALL-
                                                              RESEARCH       GLOBAL     APPRECIATION      GROWTH         GROWTH
                                                               SERIES        SERIES        SERIES         SERIES         SERIES
                                                           -------------- ------------- ------------- -------------- --------------

INVESTMENT INCOME:
Dividends ..............................................  $    5,891,417   $  1,434,104  $  1,637,467  $      463,587  $    112,285
Interest ...............................................       1,309,639         69,334     1,190,701       2,283,779       213,906
Foreign taxes withheld on dividend and interest income .         (51,915)       (67,301)         (260)             --            --
Other income ...........................................          (9,908)        (3,163)      (27,574)         35,704        46,773
                                                          --------------   ------------  ------------  --------------  ------------
     Total Investment Income ...........................       7,139,233      1,432,974     2,800,334       2,783,070       372,964
                                                          --------------   ------------  ------------  --------------  ------------
EXPENSES:
Unified fees (Note 2) ..................................       6,958,337      1,688,685     2,949,797       3,592,864     1,006,814
Trustees' fees and expenses (Note 2) ...................          21,713          3,821         8,670          10,648         2,946
                                                          --------------   ------------  ------------  --------------  ------------
     Total Expenses ....................................       6,980,050      1,692,506     2,958,467       3,603,512     1,009,760
                                                          --------------   ------------  ------------  --------------  ------------
   Net Expenses ........................................       6,980,050      1,692,506     2,958,467       3,603,512     1,009,760
                                                          --------------   ------------  ------------  --------------  ------------
NET INVESTMENT INCOME/(LOSS) ...........................         159,183       (259,532)     (158,133)       (820,442)     (636,796)
                                                          --------------   ------------  ------------  --------------  ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized  gain/(loss) on:
   Securities ..........................................      51,747,991     39,469,204    56,802,676     167,895,022    47,412,670
   Futures contracts ...................................              --             --            --              --            --
   Written options .....................................              --             --       351,034              --            --
   Long options ........................................              --             --            --              --            --
   Forward foreign currency exchange contracts .........              --         35,411            --              --            --
   Foreign currency transactions .......................         (30,566)       (10,408)       16,878              --            --
Net change in unrealized appreciation/depreciation of:
   Securities ..........................................     135,196,538     35,934,233    17,050,055     133,276,872    38,302,181
   Futures contracts ...................................              --             --            --              --            --
   Forward foreign currency exchange contracts. ........              --         (1,075)           --              --            --
   Other assets and liabilities denominated in
     foreign currencies ................................         (20,760)       (28,563)           --              --            --
                                                          --------------   ------------  ------------  --------------  ------------
   Net realized and unrealized gain/(loss)
     on investments                                          186,893,203     75,398,802    74,220,643     301,171,894    85,714,851
                                                          --------------   ------------  ------------  --------------  ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................    $187,052,386    $75,139,270   $74,062,510    $300,351,452   $85,078,055
                                                          ==============   ============  ============  ==============  ============



                                                              GROWTH         STRATEGIC         SMALL             REAL
                                                           OPPORTUNITIES      EQUITY             CAP            ESTATE
                                                              SERIES          SERIES           SERIES           SERIES
                                                           -------------  --------------  ----------------  --------------

INVESTMENT INCOME:
Dividends ...............................................  $   148,556    $     326,472   $       184,836     $ 4,109,217
Interest ................................................           --          459,291           800,658          74,220
Foreign taxes withheld on dividend and interest income ..           --               --                --              --
Other income ............................................       20,184           49,863            17,716           7,634
                                                           -----------    -------------   ---------------     -----------
     Total Investment Income ............................      168,740          835,626         1,003,210       4,191,071
                                                           -----------    -------------   ---------------     -----------
EXPENSES:
Unified fees (Note 2) ...................................      125,233          979,956         2,040,327         612,780
Trustees' fees and expenses (Note 2) ....................          347            2,724             5,804           1,873
                                                           -----------    -------------   ---------------     -----------
     Total Expenses .....................................      125,580          982,680         2,046,131         614,653
                                                           -----------    -------------   ---------------     -----------
   Net Expenses .........................................      125,580          982,680         2,046,131         614,653
                                                           -----------    -------------   ---------------     -----------
NET INVESTMENT INCOME/(LOSS) ............................       43,160         (147,054)       (1,042,921)      3,576,418
                                                           -----------    -------------   ---------------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized  gain/(loss) on:
   Securities ...........................................      944,474        1,659,202        43,509,195      (3,272,820)
   Futures contracts ....................................           --           34,485                --              --
   Written options ......................................           --               --                --              --
   Long options .........................................           --               --                --              --
   Forward foreign currency exchange contracts ..........           --               --                --              --
   Foreign currency transactions ........................           --               --                --              --
Net change in unrealized appreciation/depreciation of:
   Securities ...........................................    1,185,927       61,894,508        65,183,467      (2,992,152)
   Futures contracts ....................................           --           44,222                --              --
   Forward foreign currency exchange contracts. .........           --               --                --              --
   Other assets and liabilities denominated in
     foreign currencies .................................           17               (4)               --              --
                                                           -----------    -------------   ---------------     -----------
   Net realized and unrealized gain/(loss) on investments    2,130,418       63,632,413       108,692,662      (6,264,972)
                                                           -----------    -------------   ---------------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................   $2,173,578      $63,485,359      $107,649,741     $(2,688,554)
                                                           ===========    =============   ===============     ===========




                                                              HARD         DEVELOPING        EMERGING        MARKET
                                                             ASSETS           WORLD           MARKETS        MANAGER
                                                             SERIES          SERIES           SERIES         SERIES
                                                           ------------  ---------------  ---------------  -----------

INVESTMENT INCOME:
Dividends ...............................................  $   752,627    $     604,400   $     608,585            --
Interest ................................................       53,098           33,936          42,185      $169,212
Foreign taxes withheld on dividend and interest income ..      (14,532)         (13,082)        (27,790)           --
Other income ............................................       (2,657)              --         190,092        11,214
                                                           -----------    -------------   -------------      --------
     Total Investment Income ............................      788,536          625,254         813,072       180,426
                                                           -----------    -------------   -------------      --------
EXPENSES:
Unified fees (Note 2) ...................................      372,525          419,418         552,994        70,253
Trustees' fees and expenses (Note 2) ....................        1,120              620             889           204
                                                           -----------    -------------   -------------      --------
     Total Expenses .....................................      373,645          420,038         553,883        70,457
                                                           -----------    -------------   -------------      --------
   Net Expenses .........................................      373,645          420,038         553,883        70,457
                                                           -----------    -------------   -------------      --------
NET INVESTMENT INCOME/(LOSS) ............................      414,891          205,216         259,189       109,969
                                                           -----------    -------------   -------------      --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized  gain/(loss) on:
   Securities ...........................................    1,375,815        2,125,595       6,460,408       973,438
   Futures contracts ....................................       19,939               --              --            --
   Written options ......................................           --               --              --            --
   Long options .........................................      (24,697)              --              --            --
   Forward foreign currency exchange contracts ..........           --               --         (55,400)           --
   Foreign currency transactions ........................     (138,304)        (254,295)       (205,101)           --
Net change in unrealized appreciation/depreciation of:
   Securities ...........................................    4,992,454       12,384,511      14,238,653       (90,764)
   Futures contracts ....................................           --               --              --            --
   Forward foreign currency exchange contracts. .........           --               --          45,387            --
   Other assets and liabilities denominated in
     foreign currencies .................................       (5,014)          (7,259)         30,215            --
                                                           -----------    -------------   -------------      --------
   Net realized and unrealized gain/(loss) on investments    6,220,193       14,248,552      20,514,162       882,674
                                                           -----------    -------------   -------------      --------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................   $6,635,084      $14,453,768     $20,773,351      $992,643
                                                           ===========    =============   =============      ========


                       See Notes to Financial Statements.

                                      32-33

--------------------------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                    LIMITED             GLOBAL
                                                                              LIQUID               MATURITY              FIXED
                                                                               ASSET                 BOND               INCOME
                                                                              SERIES                SERIES              SERIES
                                                                         -----------------      ---------------     --------------
OPERATIONS:
   Net investment income/(loss) ......................................... $    17,697,884         $  9,497,403        $    827,581
   Net realized gain/(loss) on securities, futures contracts, written options, long options forward foreign currency exchange
     contracts and foreign currency transactions ........................            (316)          (2,210,323)            (27,798)
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..................             270           (4,931,638)         (3,051,487)
                                                                          ---------------         ------------        ------------
   Net increase/(decrease) in net assets resulting from operations ......      17,697,838            2,355,442          (2,251,704)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................     (17,697,884)          (7,185,414)           (461,837)
   In excess of net investment income ...................................              --                   --                  --
   Net realized gains ...................................................              --                   --                  --
   In excess of capital gains ...........................................              --                   --             (15,625)
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..........................................................   1,824,790,607          100,115,792          33,378,663
   Shares issued as reinvestment of dividends ...........................      17,698,704            7,185,414             477,462
   Shares redeemed ......................................................  (1,474,370,813)         (43,788,724)        (22,687,569)
                                                                          ---------------         ------------        ------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ................................................     368,118,498           63,512,482          11,168,556
                                                                          ---------------         ------------        ------------
Net increase/(decrease) in net assets ...................................     368,118,452           58,682,510           8,439,390
NET ASSETS:
Beginning of year .......................................................     211,729,820          148,426,167          21,932,007
                                                                          ---------------         ------------        ------------
End of year ............................................................. $   579,848,272         $207,108,677       $  30,371,397
                                                                          ===============         ============       =============
Undistributed net investment income/(loss) .............................. $            --         $  3,570,842       $     242,347
                                                                          ===============         ============       =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..........................................................   1,824,790,607            9,368,786           3,183,817
   Shares issued as reinvestment of dividends ...........................      17,698,704              689,579              47,367
   Shares redeemed ......................................................  (1,474,370,813)          (4,089,014)         (2,176,435)
                                                                          ---------------         ------------        ------------
Net increase ............................................................     368,118,498            5,969,351           1,054,749
                                                                          ===============         ============       =============



                                                                             TOTAL              FULLY            EQUITY
                                                                             RETURN            MANAGED           INCOME
                                                                             SERIES            SERIES            SERIES
                                                                          ------------      -------------    ---------------
OPERATIONS:
   Net investment income/(loss) ......................................... $ 17,847,984       $  9,203,074      $  6,175,742
   Net realized gain/(loss) on securities, futures contracts, written options, long options forward foreign currency exchange
     contracts and foreign currency transactions ........................   10,684,128         15,233,093        24,352,410
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..................  (11,131,431)        (7,642,626)      (32,706,441)
                                                                          ------------       ------------      ------------
   Net increase/(decrease) in net assets resulting from operations ......   17,400,681         16,793,541        (2,178,289)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................  (12,560,820)        (6,994,358)       (6,300,513)
   In excess of net investment income ...................................           --                --                 --
   Net realized gains ...................................................   (8,965,375)       (14,230,057)      (22,460,782)
   In excess of capital gains ...........................................           --                 --                --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..........................................................  232,649,024         53,095,025        47,467,006
   Shares issued as reinvestment of dividends ...........................   21,526,195         21,224,415        28,761,295
   Shares redeemed ......................................................  (27,388,957)       (28,175,170)      (46,008,985)
                                                                          ------------       ------------      ------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ................................................  226,786,262         46,144,270        30,219,316
                                                                          ------------       ------------      ------------
Net increase/(decrease) in net assets ...................................  222,660,748         41,713,396          (720,268)
NET ASSETS:
Beginning of year .......................................................  453,092,864        246,195,650       278,074,490
                                                                          ------------       ------------      ------------
End of year ............................................................. $675,753,612       $287,909,046      $277,354,222
                                                                          ============       ============      ============
Undistributed net investment income/(loss) .............................. $  6,469,348       $  3,440,637      $  2,050,640
                                                                          ============       ============      ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..........................................................   14,406,625          3,323,155         3,675,269
   Shares issued as reinvestment of dividends ...........................    1,387,891          1,433,114         2,621,643
   Shares redeemed ......................................................   (1,693,311)        (1,787,526)       (3,574,491)
                                                                          ------------       ------------      ------------
Net increase ............................................................   14,101,205          2,968,743         2,722,421
                                                                          ============       ============      ============




                                                                             RISING             CAPITAL
                                                                            DIVIDENDS           GROWTH             GROWTH
                                                                             SERIES             SERIES             SERIES
                                                                          -------------   ----------------  ------------------
OPERATIONS:
   Net investment income/(loss) .........................................  $  2,986,461       $      3,443      $   (2,434,094)
   Net realized gain/(loss) on securities, futures contracts, written options, long options forward foreign currency exchange
     contracts and foreign currency transactions ........................    20,240,160         50,069,095          78,103,708
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..................    82,509,118         55,531,195         394,632,424
                                                                           ------------       ------------      --------------
   Net increase/(decrease) in net assets resulting from operations ......   105,735,739        105,603,733         470,302,038
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................    (2,336,909)          (409,749)                 --
   In excess of net investment income ...................................            --           (316,820)                 --
   Net realized gains ...................................................   (20,617,572)       (29,572,671)        (16,417,785)
   In excess of capital gains ...........................................            --                 --                  --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..........................................................   257,955,741        209,954,920         930,440,724
   Shares issued as reinvestment of dividends ...........................    22,954,481         30,299,240          16,417,785
   Shares redeemed ......................................................   (38,781,949)       (46,769,367)       (215,086,923)
                                                                           ------------       ------------      --------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ................................................   242,128,273        193,484,793         731,771,586
                                                                           ------------       ------------      --------------
Net increase/(decrease) in net assets ...................................   324,909,531        268,789,286       1,185,655,839
NET ASSETS:
Beginning of year .......................................................   574,843,165        298,838,700         231,216,381
                                                                           ------------       ------------      --------------
End of year .............................................................  $899,752,696       $567,627,986      $1,416,872,220
                                                                           ============       ============      ==============
Undistributed net investment income/(loss) ..............................  $  1,344,389                 --      $   (1,491,165)
                                                                           ============       ============      ==============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..........................................................    10,819,973         12,672,960          47,301,547
   Shares issued as reinvestment of dividends ...........................       933,868          1,685,164             612,833
   Shares redeemed ......................................................    (1,646,223)        (2,836,614)        (11,181,642)
                                                                           ------------       ------------      --------------
Net increase ............................................................    10,107,618         11,521,510          36,732,738
                                                                           ============       ============      ==============




                                                                               VALUE
                                                                              EQUITY
                                                                              SERIES
                                                                          --------------
OPERATIONS:
   Net investment income/(loss) .........................................   $  1,492,621
   Net realized gain/(loss) on securities, futures contracts, written options, long options forward foreign currency exchange
     contracts and foreign currency transactions ........................     (6,537,602)
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ..................      4,175,343
                                                                            ------------
   Net increase/(decrease) in net assets resulting from operations ......       (869,638)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................     (1,268,740)
   In excess of net investment income ...................................            --
   Net realized gains ...................................................     (2,515,295)
   In excess of capital gains ...........................................             --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ..........................................................     44,194,005
   Shares issued as reinvestment of dividends ...........................      3,784,035
   Shares redeemed ......................................................    (31,514,293)
                                                                            ------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ................................................     16,463,747
                                                                            ------------
Net increase/(decrease) in net assets ...................................     11,810,074
NET ASSETS:
Beginning of year .......................................................    129,784,497
                                                                            ------------
End of year .............................................................   $141,594,571
                                                                            ============
Undistributed net investment income/(loss) ..............................   $    582,604
                                                                            ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ..........................................................      2,627,984
   Shares issued as reinvestment of dividends ...........................        248,133
   Shares redeemed ......................................................     (1,929,767)
                                                                            ------------
Net increase ............................................................        946,350
                                                                            ============

                       See Notes to Financial Statements.

                                      34-35

--------------------------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                          MANAGED         CAPITAL        MID-CAP           ALL-
                                                        RESEARCH          GLOBAL       APPRECIATION      GROWTH           GROWTH
                                                         SERIES           SERIES          SERIES         SERIES           SERIES#
                                                    ----------------  --------------  -------------- --------------   --------------

OPERATIONS:
   Net investment income/(loss) ..................... $      159,183   $    (259,532)   $   (158,133) $    (820,442)   $   (636,796)
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions                                51,717,425      39,494,207      57,170,588    167,895,022      47,412,670
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and
     assets and liabilities denominated in foreign
     other currencies ...............................    135,175,778      35,904,595      17,050,055    133,276,872      38,302,181
                                                      --------------   -------------    ------------  -------------    ------------
   Net increase/(decrease) in net assets resulting
     from operations ................................    187,052,386      75,139,270      74,062,510    300,351,452      85,078,055
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................       (159,183)             --        (452,483)       (43,708)             --
   In excess of net investment income ...............       (119,370)             --              --             --              --
   Net realized gains ...............................    (15,913,724)    (25,240,466)    (43,360,371)   (64,374,917)    (28,838,803)
   Return of capital ................................             --              --              --             --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ......................................    285,194,254     156,363,096     110,706,964    407,862,991      19,932,720
   Shares issued as reinvestment of dividends .......     16,192,277      25,240,466      43,812,854     64,418,625      28,838,804
   Shares redeemed ..................................    (71,362,426)   (181,094,595)    (36,184,597)  (178,428,762)    (38,242,909)
                                                      --------------   -------------    ------------  -------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............    230,024,105         508,967     118,335,221    293,852,854      10,528,615
                                                      --------------   -------------    ------------  -------------    ------------
Net increase/(decrease) in net assets ...............    400,884,214      50,407,771     148,584,877    529,785,681      66,767,867
NET ASSETS:
Beginning of year ...................................    613,771,402     134,077,788     263,313,492    252,021,816      83,930,324
                                                      --------------   -------------    ------------  -------------    ------------
End of year ......................................... $1,014,655,616   $ 184,485,559    $411,898,369  $ 781,807,497    $150,698,191
                                                      ==============   =============    ============  =============    ============
Undistributed net investment income/(loss) .......... $     (135,387)  $     119,591              --             --              --
                                                      ==============   =============    ============  =============    ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ......................................     13,371,613       9,585,968       5,632,968     18,422,729       1,347,840
   Shares issued as reinvestment of dividends .......        678,922       1,344,008       2,273,630      2,269,860       1,221,466
   Shares redeemed ..................................     (3,378,129)    (11,139,964)     (1,894,783)    (8,192,969)     (2,180,900)
                                                      ==============   =============    ============  =============    ============
Net increase/(decrease) .............................     10,672,406        (209,988)      6,011,815     12,499,620         388,406
                                                      ==============   =============    ============  =============    ============


                                                           GROWTH         STRATEGIC         SMALL            REAL
                                                        OPPORTUNITIES      EQUITY            CAP            ESTATE
                                                           SERIES#         SERIES          SERIES           SERIES
                                                        -------------   --------------  --------------   ------------

OPERATIONS:
   Net investment income/(loss) .....................    $    43,160     $   (147,054)   $  (1,042,921)   $  3,576,418
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions                                   944,474        1,693,687       43,509,195      (3,272,820)
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and
     assets and liabilities denominated in foreign
     other currencies ...............................      1,185,944       61,938,726       65,183,467      (2,992,152)
                                                         -----------     ------------    -------------    ------------
   Net increase/(decrease) in net assets resulting
     from operations ................................      2,173,578       63,485,359      107,649,741      (2,688,554)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................        (46,881)        (219,194)              --      (2,303,661)
   In excess of net investment income ...............             --               --               --              --
   Net realized gains ...............................       (505,565)        (570,728)     (10,282,407)     (1,585,840)
   Return of capital ................................             --               --               --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ......................................      8,172,429       97,903,351      236,986,292      19,689,115
   Shares issued as reinvestment of dividends .......        552,445          789,922       10,282,406       3,889,500
   Shares redeemed ..................................     (6,655,828)     (28,849,911)    (124,695,886)    (30,005,609)
                                                         -----------     ------------    -------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............      2,069,046       69,843,362      122,572,812      (6,426,994)
                                                         -----------     ------------    -------------    ------------
Net increase/(decrease) in net assets ...............      3,690,178      132,538,799      219,940,146     (13,005,049)
NET ASSETS:
Beginning of year ...................................      9,090,916       73,260,613      147,696,446      69,911,383
                                                         -----------     ------------    -------------    ------------
End of year .........................................    $12,781,094     $205,799,412    $ 367,636,592    $ 56,906,334
                                                         ===========     ============    =============    ============
Undistributed net investment income/(loss) ..........    $     6,011     $    (59,367)              --    $  2,149,045
                                                         ===========     ============    =============    ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ......................................        778,825        6,581,280       12,804,656       1,434,043
   Shares issued as reinvestment of dividends .......         52,417           41,185          449,406         334,149
   Shares redeemed ..................................       (620,661)      (2,021,650)      (6,787,765)     (2,220,784)
                                                         ===========     ============    =============    ============
Net increase/(decrease) .............................        210,581        4,600,815        6,466,297        (452,592)
                                                         ===========     ============    =============    ============


                                                            HARD         DEVELOPING       EMERGING          MARKET
                                                           ASSETS           WORLD          MARKETS          MANAGER
                                                           SERIES          SERIES          SERIES       SERIES(DAGGER)
                                                        --------------  --------------   -------------    ------------

OPERATIONS:
   Net investment income/(loss) .....................    $    414,891    $    205,216     $    259,189    $   109,969
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions                                  1,232,753       1,871,300        6,199,907        973,438
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and
     assets and liabilities denominated in foreign
     other currencies ...............................       4,987,440      12,377,252       14,314,255        (90,764)
                                                         ------------    ------------     ------------    -----------
   Net increase/(decrease) in net assets resulting
     from operations ................................       6,635,084      14,453,768       20,773,351        992,643
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................        (263,876)       (491,137)        (259,189)      (109,969)
   In excess of net investment income ...............              --        (182,827)         (46,937)           (47)
   Net realized gains ...............................              --      (1,028,016)              --       (973,438)
   Return of capital ................................              --              --         (112,931)            --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ......................................      51,726,474      64,127,985       22,632,650             --
   Shares issued as reinvestment of dividends .......         263,876       1,701,980          419,057      1,083,454
   Shares redeemed ..................................     (48,600,770)    (24,762,925)     (24,485,024)    (1,813,290)
                                                         ------------    ------------     ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............       3,389,580      41,067,040       (1,433,317)      (729,836)
                                                         ------------    ------------     ------------    -----------
Net increase/(decrease) in net assets ...............       9,760,788      53,818,828       18,920,977       (820,647)
NET ASSETS:
Beginning of year ...................................      30,529,953       8,796,968       26,028,231      8,139,433
                                                         ------------    ------------     ------------    -----------
End of year .........................................    $ 40,290,741    $ 62,615,796     $ 44,949,208    $ 7,318,786
                                                         ============    ============     ============    ===========
Undistributed net investment income/(loss) ..........    $     81,386    $   (257,955)    $   (190,848)            --
                                                         ============    ============     ============    ===========
TRANSACTIONS IN FUND SHARES:
   Shares sold ......................................       4,591,577       6,945,690        2,427,484             --
   Shares issued as reinvestment of dividends .......          23,270         155,432           35,980         57,326
   Shares redeemed ..................................      (4,367,369)     (2,878,056)      (2,689,830)       (94,873)
                                                         ============    ============     ============    ===========
Net increase/(decrease) .............................         247,478       4,223,066         (226,366)       (37,547)
                                                         ============    ============     ============    ===========



(DAGGER) As of March 6, 1995, the Trust no longer accepts investments in the Market Manager Series.

# As of May 1, 1999, the Trust no longer accepts investments in the All-Growth Series and the Growth Opportunities Series.


                       See Notes to Financial Statements.

                                      36-37

--------------------------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                      LIMITED          GLOBAL
                                                                     LIQUID          MATURITY           FIXED            TOTAL
                                                                      ASSET            BOND            INCOME           RETURN
                                                                     SERIES           SERIES           SERIES*          SERIES*
                                                                 ---------------  ---------------  ---------------  ---------------


OPERATIONS:
   Net investment income/(loss) ................................  $   6,680,411     $  4,812,514    $     174,306    $   4,279,676
   Net realized gain/(loss) on securities, futures
     contracts, written options, forward foreign
     exchange contracts and foreign currency
     transactions ..............................................         (1,797)         245,793          (93,077)      (1,151,705)

   Net change in unrealized  appreciation/depreciation
     of  securities,  futures  contracts,  written
     options,  investments  sold  short,  forward  foreign
     exchange contracts and other assets and liabilities
     denominated in foreign currencies .........................           (270)         981,576        1,162,504       24,145,379
                                                                  -------------     ------------    -------------    -------------
   Net increase in net assets resulting
     from operations ...........................................      6,678,344        6,039,883        1,243,733       27,273,350

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................     (6,680,411)      (4,592,701)        (174,306)      (3,028,277)

   In excess of net investment income ..........................             --               --          (83,245)              --
   Net realized gains ..........................................             --               --               --               --
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ............................     48,475,961       38,957,271       15,564,753      311,044,440
   Shares sold .................................................    626,247,687       92,354,735       17,660,000      119,647,099
   Shares issued as reinvestment of dividends ..................      6,713,421        4,594,890          257,551        3,001,719
   Shares redeemed .............................................   (529,157,998)     (42,767,130)     (12,536,479)      (4,845,467)
                                                                  -------------     ------------    -------------    -------------
NET INCREASE IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .........................    152,279,071       93,139,766       20,945,825      428,847,791
                                                                  -------------     ------------    -------------    -------------
Net increase in net assets .....................................    152,277,004       94,586,948       21,932,007      453,092,864

NET ASSETS:
Beginning of period ............................................     59,452,816       53,839,219               --               --
                                                                  -------------     ------------    -------------    -------------
End of period ..................................................   $211,729,820     $148,426,167      $21,932,007     $453,092,864
                                                                  =============     ============    =============    =============
Undistributed net investment income/(loss) .....................  $          --     $  1,161,736    $    (155,040)   $   1,240,197
                                                                  =============     ============    =============    =============
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation ............................     48,481,812        3,694,955        1,485,968       20,909,077
   Shares sold .................................................    626,247,687        7,380,066        1,573,242        7,912,653
   Shares issued as reinvestment of dividends ..................      6,713,421          432,257           23,224          191,436
   Shares redeemed .............................................   (529,157,998)      (2,830,765)      (1,119,052)        (334,518)
                                                                  -------------     ------------    -------------    -------------
Net increase ...................................................    152,284,922        8,676,513        1,963,382       28,678,648
                                                                  =============     ============    =============    =============



                                                                      FULLY         MULTIPLE          RISING          GROWTH &
                                                                     MANAGED       ALLOCATION        DIVIDENDS         INCOME
                                                                     SERIES          SERIES           SERIES           SERIES*
                                                                   ------------  --------------  ----------------  ----------------


OPERATIONS:
   Net investment income/(loss) .................................. $  5,911,618    $  9,775,332     $  2,905,740    $  1,697,079
   Net realized gain/(loss) on securities, futures
     contracts, written options, forward foreign
     exchange contracts and foreign currency
     transactions ................................................   17,323,306      21,152,198       19,244,423     (12,238,230)

   Net change in unrealized  appreciation/depreciation
     of  securities,  futures  contracts,  written
     options,  investments  sold  short,  forward  foreign
     exchange contracts and other assets and liabilities
     denominated in foreign currencies ...........................  (12,166,269)     (9,697,386)      24,693,039      38,911,569
                                                                   ------------    ------------     ------------    ------------
   Net increase in net assets resulting
     from operations .............................................   11,068,655      21,230,144       46,843,202      28,370,418

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................   (5,333,418)     (9,833,207)      (2,574,608)     (1,317,200)

   In excess of net investment income ............................           --              --               --              --
   Net realized gains ............................................  (15,405,399)    (19,438,596)     (19,104,120)             --
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..............................           --              --               --     225,438,123
   Shares sold ...................................................   73,935,108      24,873,960      304,438,120      56,079,686
   Shares issued as reinvestment of dividends ....................   20,738,817      29,271,803       21,678,728       1,314,569
   Shares redeemed ...............................................   (8,794,799)    (32,628,367)     (28,628,951)    (11,046,896)
                                                                   ------------    ------------     ------------    ------------
NET INCREASE IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................   85,879,126      21,517,396      297,487,897     271,785,482
                                                                   ------------    ------------     ------------    ------------
Net increase in net assets .......................................   76,208,964      13,475,737      322,652,371     298,838,700

NET ASSETS:
Beginning of period ..............................................  169,986,686     264,598,753      252,190,794              --
                                                                   ------------    ------------     ------------    ------------
End of period .................................................... $246,195,650    $278,074,490     $574,843,165    $298,838,700
                                                                   ============    ============     ============    ============
Undistributed net investment income/(loss) ....................... $  1,239,785    $  2,473,654     $    694,837    $    406,306
                                                                   ============    ============     ============    ============
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation ..............................           --              --               --      15,829,527
   Shares sold ...................................................    4,521,295       1,826,179       13,882,960       4,028,631
   Shares issued as reinvestment of dividends ....................    1,377,079       2,334,275          974,325          85,696
   Shares redeemed ...............................................     (537,671)     (2,422,779)      (1,327,846)       (815,498)
                                                                   ------------    ------------     ------------    ------------
Net increase .....................................................    5,360,703       1,737,675       13,529,439      19,128,356
                                                                   ============    ============     ============    ============




                                                                      VALUE +          VALUE                           MANAGED
                                                                      GROWTH          EQUITY          RESEARCH         GLOBAL
                                                                      SERIES*         SERIES           SERIES*         SERIES
                                                                   --------------  --------------   -------------  ---------------


OPERATIONS:
   Net investment income/(loss) ..................................  $   (397,445)   $  1,581,831     $    424,921   $   (200,950)
   Net realized gain/(loss) on securities, futures
     contracts, written options, forward foreign
     exchange contracts and foreign currency
     transactions ................................................   (14,577,553)      2,204,365       (7,265,864)    11,285,119

   Net change in unrealized  appreciation/depreciation
     of  securities,  futures  contracts,  written
     options,  investments  sold  short,  forward  foreign
     exchange contracts and other assets and liabilities
     denominated in foreign currencies ...........................    44,783,262      (2,973,867)      82,966,272     19,156,582
                                                                    ------------    ------------     ------------   ------------
   Net increase in net assets resulting
     from operations .............................................    29,808,264         812,329       76,125,329     30,240,751

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................            --      (1,388,071)        (424,921)      (436,006)

   In excess of net investment income ............................            --              --         (189,329)          (391)
   Net realized gains ............................................            --      (2,501,369)              --     (5,137,434)
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..............................   149,396,501              --      391,978,647             --
   Shares sold ...................................................    65,942,401      56,607,571      162,449,837     49,773,384
   Shares issued as reinvestment of dividends ....................            --       3,889,440          595,142      5,573,832
   Shares redeemed ...............................................   (13,930,785)     (7,683,469)     (16,763,303)   (51,238,921)
                                                                    ------------    ------------     ------------   ------------
NET INCREASE IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................   201,408,117      52,813,542      538,260,323      4,108,295
                                                                    ------------    ------------     ------------   ------------
Net increase in net assets .......................................   231,216,381      49,736,431      613,771,402     28,775,215

NET ASSETS:
Beginning of period ..............................................            --      80,048,066               --    105,302,573
                                                                    ------------    ------------     ------------   ------------
End of period ....................................................  $231,216,381    $129,784,497     $613,771,402   $134,077,788
                                                                    ============    ============     ============   ============
Undistributed net investment income/(loss) .......................  $         --    $    358,723     $         --   $    (94,561)
                                                                    ============    ============     ============   ============
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation ..............................    10,963,565              --       22,082,990             --
   Shares sold ...................................................     4,889,604       3,450,964        9,097,545      3,771,249
   Shares issued as reinvestment of dividends ....................            --         247,893           29,772        399,558
   Shares redeemed ...............................................    (1,053,015)       (487,517)        (989,817)    (3,908,600)
                                                                    ------------    ------------     ------------   ------------
Net increase .....................................................    14,800,154       3,211,340       30,220,490        262,207
                                                                    ============    ============     ============   ============


------------------
* The Global Fixed Income Series, Total Return Series, Growth & Income Series, Value
+ Growth  Series and Research  Series  commenced  operations on August 14, 1998.

                                            See Notes to Financial Statements.

                                                           38-39

--------------------------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                     CAPITAL           MID-CAP            ALL-            GROWTH
                                                                   APPRECIATION        GROWTH            GROWTH        OPPORTUNITIES
                                                                      SERIES           SERIES*           SERIES           SERIES*
                                                                  ---------------  ---------------   --------------    -------------


OPERATIONS:
   Net investment income/(loss) ..................................  $  2,119,090     $    114,842     $   (380,854)     $    71,145
   Net realized gain/(loss) on securities, futures contracts, written options, forward foreign exchange contracts
     and foreign currency transactions ...........................    13,189,628        7,139,551        6,801,674         (619,950)
   Net change in unrealized appreciation/depreciation
     of securities,  futures contracts, written options,
     investments sold short, forward  foreign  exchange
     contracts  and  other  assets  and  liabilities
     denominated in foreign currencies ...........................    10,657,145       26,339,672          732,283          454,855
                                                                    ------------     ------------     ------------      -----------
   Net increase/(decrease) in net assets resulting
     from operations .............................................    25,965,863       33,594,065        7,153,103          (93,950)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................    (1,985,719)         (71,134)              --          (55,236)
   In excess of net investment income. ...........................            --               --               --               --
   Net realized gains ............................................   (21,481,203)      (1,362,260)        (482,429)              --
   In excess of capital gains ....................................            --               --               --               --
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..............................            --      169,854,219               --               --
   Shares sold ...................................................    63,842,885       68,050,467       17,212,183       14,853,619
   Shares issued as reinvestment of dividends ....................    23,466,922        1,429,200          482,429           55,236
   Shares redeemed ...............................................   (20,480,864)     (19,472,741)     (14,291,443)      (5,668,753)
                                                                    ------------     ------------     ------------      -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................    66,828,943      219,861,145        3,403,169        9,240,102
                                                                    ------------     ------------     ------------      -----------
Net increase/(decrease) in net assets ............................    69,327,884      252,021,816       10,073,843        9,090,916
NET ASSETS:
Beginning of period ..............................................   193,985,608               --       73,856,481               --
                                                                    ------------     ------------     ------------      -----------
End of period ....................................................  $263,313,492     $252,021,816     $ 83,930,324      $ 9,090,916
                                                                    ============     ============     ============      ===========
Undistributed net investment income/(loss). ......................  $    459,203     $     43,708     $         --      $    15,917
                                                                    ============     ============     ============      ===========
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation. .............................            --       10,833,373               --               --
   Shares sold ...................................................     3,374,720        4,348,959        1,274,223        1,527,372
   Shares issued as reinvestment of dividends ....................     1,308,808           81,762           33,807            5,845
   Shares redeemed ...............................................    (1,113,005)      (1,338,682)      (1,069,193)        (596,918)
                                                                    ------------     ------------     ------------      -----------
Net increase/(decrease) ..........................................     3,570,523       13,925,412          238,837          936,299
                                                                    ============     ============     ============      ===========


                                                                    STRATEGIC             SMALL              REAL
                                                                     EQUITY                CAP              ESTATE
                                                                     SERIES              SERIES             SERIES
                                                                  -------------     ----------------    --------------


OPERATIONS:
   Net investment income/(loss) .................................. $   920,850         $   (299,861)      $  3,976,536
   Net realized gain/(loss) on securities, futures contracts, written options, forward foreign exchange contracts
     and foreign currency transactions ...........................   1,514,102            1,277,047          3,671,935
   Net change in unrealized appreciation/depreciation
     of securities,  futures contracts, written options,
     investments sold short, forward  foreign  exchange
     contracts  and  other  assets  and  liabilities
     denominated in foreign currencies ...........................  (2,467,677)          20,807,299        (19,233,132)
                                                                   -----------         ------------       ------------
   Net increase/(decrease) in net assets resulting
     from operations .............................................     (32,725)          21,784,485        (11,584,661)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................    (857,830)                  --         (2,940,340)
   In excess of net investment income. ...........................          --                   --                 --
   Net realized gains ............................................  (3,147,571)                  --         (6,743,350)
   In excess of capital gains ....................................    (768,811)                  --                 --
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..............................          --                   --                 --
   Shares sold ...................................................  27,135,472           72,810,460         22,838,788
   Shares issued as reinvestment of dividends ....................   4,774,212                   --          9,683,690
   Shares redeemed ...............................................  (5,630,659)         (13,294,050)       (16,872,712)
                                                                   -----------         ------------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................  26,279,025           59,516,410         15,649,766
                                                                   -----------         ------------       ------------
Net increase/(decrease) in net assets ............................  21,472,088           81,300,895         (5,618,585)
NET ASSETS:
Beginning of period ..............................................  51,788,525           66,395,551         75,529,968
                                                                   -----------         ------------       ------------
End of period .................................................... $73,260,613         $147,696,446       $ 69,911,383
                                                                   ===========         ============       ============
Undistributed net investment income/(loss). ...................... $   223,959         $         --       $  1,374,315
                                                                   ===========         ============       ============
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation. .............................          --                   --                 --
   Shares sold ...................................................   1,951,428            5,146,630          1,326,791
   Shares issued as reinvestment of dividends ....................     383,471                   --            728,645
   Shares redeemed ...............................................    (420,675)            (944,398)        (1,042,917)
                                                                   -----------         ------------       ------------
Net increase/(decrease) ..........................................   1,914,224            4,202,232          1,012,519
                                                                   ===========         ============       ============


                                                                   HARD            DEVELOPING        EMERGING            MARKET
                                                                  ASSETS              WORLD           MARKETS            MANAGER
                                                                  SERIES             SERIES*          SERIES         SERIES(DAGGER)
                                                              ---------------     -------------   --------------     ---------------


OPERATIONS:
   Net investment income/(loss) .............................. $     753,907      $    37,668       $    264,799       $  127,813
   Net realized gain/(loss) on securities, futures contracts, written options, forward foreign exchange contracts
     and foreign currency transactions .......................    (6,237,915)        (965,087)       (10,235,843)         208,771
   Net change in unrealized appreciation/depreciation
     of securities,  futures contracts, written options,
     investments sold short, forward  foreign  exchange
     contracts  and  other  assets  and  liabilities
     denominated in foreign currencies .......................    (7,457,697)        (634,752)         1,111,863        1,304,268
                                                               -------------      -----------       ------------       ----------
   Net increase/(decrease) in net assets resulting
     from operations .........................................   (12,941,705)      (1,562,171)        (8,859,181)       1,640,852
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................      (738,546)            (817)                --         (128,425)
   In excess of net investment income. .......................            --           (2,733)                --               --
   Net realized gains ........................................    (2,062,110)              --                 --         (213,782)
   In excess of capital gains ................................            --               --                 --             (282)
CAPITAL SHARE TRANSACTIONS:
   Shares issued upon consolidation ..........................            --               --                 --               --
   Shares sold ...............................................    22,317,164       13,236,980          4,829,405               --
   Shares issued as reinvestment of dividends ................     2,800,656            3,550                 --          342,488
   Shares redeemed ...........................................   (25,074,108)      (2,877,841)        (9,378,128)        (292,468)
                                                               -------------      -----------       ------------       ----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .......................        43,712       10,362,689         (4,548,723)          50,020
                                                               -------------      -----------       ------------       ----------
Net increase/(decrease) in net assets ........................   (15,698,649)       8,796,968        (13,407,904)       1,348,383
NET ASSETS:
Beginning of period ..........................................    46,228,602               --         39,436,135        6,791,050
                                                               -------------      -----------       ------------       ----------
End of period ................................................ $  30,529,953      $ 8,796,968       $ 26,028,231       $8,139,433
                                                               =============      ===========       ============       ==========
Undistributed net investment income/(loss). .................. $     190,936      $   285,858       $    (32,732)      $       --
                                                               =============      ===========       ============       ==========
TRANSACTIONS IN FUND SHARES:
   Shares issued upon consolidation. .........................            --               --                 --               --
   Shares sold ...............................................     1,843,131        1,565,640            598,485               --
   Shares issued as reinvestment of dividends ................       298,259              484                 --           18,054
   Shares redeemed ...........................................    (2,033,543)        (372,589)        (1,183,502)         (15,632)
                                                               -------------      -----------       ------------       ----------
Net increase/(decrease) ......................................       107,847        1,193,535           (585,017)           2,422
                                                               =============      ===========       ============       ==========

------------------
(DAGGER) As of March 6, 1995, the Trust no longer accepts investments in the
         Market Manager Series.
* The Growth Opportunities Series and Developing World Series commenced operations on February 18, 1998. The Mid-Cap Growth Series commenced operations on August 14, 1998.

                       See Notes to Financial Statements.

                                      40-41

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              LIQUID ASSET SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    YEAR        YEAR         YEAR        YEAR          YEAR
                                                                    ENDED       ENDED        ENDED       ENDED        ENDED
                                                                  12/31/99    12/31/98     12/31/97     12/31/96     12/31/95
                                                                 ----------  ----------   ----------   ----------   ----------

Net asset value, beginning of year ............................  $   1.00   $   1.00     $   1.00    $  1.00     $   1.00
                                                                 --------   --------     --------    -------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................................     0.046      0.050        0.050      0.049        0.054
                                                                 --------   --------     --------    -------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................    (0.046)    (0.050)     (0.050)     (0.049)      (0.054)
                                                                 --------   --------     --------    -------     --------
Net asset value, end of year ..................................  $   1.00   $   1.00     $   1.00    $  1.00     $   1.00
                                                                 ========   ========     ========    =======     ========
Total return. .................................................      4.74%      5.13%        5.07%      5.01%        5.51%
                                                                 ========   ========     ========    =======     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................  $579,848   $211,730       59,453    $39,096     $ 38,589
Ratio of operating expenses to average net assets .............      0.56%      0.59%        0.61%      0.61%        0.61%
Ratio of net investment income to average net assets. .........      4.71%      4.92%        4.99%      4.89%        5.39%

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                              YEAR         YEAR          YEAR          YEAR          YEAR
                                                              ENDED        ENDED         ENDED         ENDED         ENDED
                                                            12/31/99     12/31/98      12/31/97#     12/31/96#     12/31/95
                                                            ---------   ----------    -----------   -----------   ----------
Net asset value, beginning of year ......................   $  10.68      $  10.31       $ 10.43      $ 11.15       $  9.98
                                                            --------      --------       -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................................       0.48          0.24          0.60         0.59          0.60
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...............................      (0.36)         0.47          0.09        (0.13)         0.57
                                                            --------      --------       -------      -------       -------
Total from investment operations ........................       0.12          0.71          0.69         0.46          1.17
                                                            --------      --------       -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................      (0.38)        (0.34)        (0.81)       (1.15)           --
Distributions from capital gains ........................         --            --            --        (0.03)           --
                                                            --------      --------       -------      -------       -------
Total distributions .....................................      (0.38)        (0.34)        (0.81)       (1.18)           --
                                                            --------      --------       -------      -------       -------
Net asset value, end of year ............................   $  10.42      $  10.68       $ 10.31      $ 10.43       $ 11.15
                                                            ========      ========       =======      =======       =======
Total return ............................................       1.13%         6.86%         6.67%        4.32%        11.72%
                                                            ========      ========       =======      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ......................   $207,109      $148,426       $53,839      $81,317       $90,081
Ratio of operating expenses to average net assets .......       0.57%         0.60%         0.61%        0.61%         0.61%
Ratio of net investment income to average net assets ....       5.29%         5.15%         5.71%        5.33%         5.58%
Portfolio turnover rate .................................        128%           52%           81%         250%          302%

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                       YEAR          PERIOD
                                                                                       ENDED          ENDED
                                                                                      12/31/99      12/31/98*#
                                                                                     ----------    -------------

Net asset value, beginning of period ........................................         $ 11.17        $ 10.47
                                                                                      -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................................            0.34           0.09
Net realized and unrealized gain/(loss) on investments and foreign currencies           (1.30)          0.74
                                                                                      -------        -------
Total from investment operations ............................................           (0.96)          0.83
                                                                                      -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................................           (0.14)         (0.09)
Dividends in excess of net investment income ................................              --          (0.04)
Distributions from capital gains ............................................              --             --
Distributions in excess of capital gains ....................................           (0.01)            --
                                                                                      -------        -------
Total distributions .........................................................           (0.15)         (0.13)
                                                                                      -------        -------
Net asset value, end of period ..............................................         $ 10.06        $ 11.17
                                                                                      =======        =======
Total return ................................................................           (8.62)%         7.99%(DOUBLE DAGGER)
                                                                                      =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................         $30,371        $21,932
Ratio of operating expenses to average net assets ...........................            1.60%          1.74%(DAGGER)
Ratio of net investment income to average net assets ........................            3.17%          2.37%(DAGGER)
Portfolio turnover rate .....................................................              87%            25%

------------------
*               The Global Fixed Income  Series  commenced  operations on August
                14, 1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                          YEAR          PERIOD
                                                                                          ENDED          ENDED
                                                                                        12/31/99      12/31/98*#
                                                                                       -----------   -------------

Net asset value, beginning of period ................................................   $  15.80       $  14.88
                                                                                        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................................................       0.42           0.17
Net realized and unrealized gain on investments and foreign currencies ..............       0.11           0.86
                                                                                        --------       --------
Total from investment operations ....................................................       0.53           1.03
                                                                                        --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ................................................      (0.31)         (0.11)
Distributions from capital gains ....................................................      (0.22)            --
                                                                                        --------       --------
Total distributions .................................................................      (0.53)         (0.11)
                                                                                        --------       --------
Net asset value, end of period ......................................................   $  15.80       $  15.80
                                                                                        ========       ========
Total return ........................................................................       3.38%          6.90%(DOUBLE DAGGER)
                                                                                        ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ................................................   $675,754       $453,093
Ratio of operating expenses to average net assets ...................................       0.91%          0.98%(DAGGER)
Ratio of net investment income to average net assets ................................       3.04%          2.95%(DAGGER)
Portfolio turnover rate .............................................................         81%            37%

------------------
*               The Total Return Series commenced operations on August 14, 1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               YEAR         YEAR          YEAR          YEAR         YEAR
                                                               ENDED        ENDED         ENDED         ENDED        ENDED
                                                             12/31/99     12/31/98      12/31/97      12/31/96     12/31/95
                                                             ---------   ----------    ----------    ----------   ----------

Net asset value, beginning of year .......................   $  15.23      $  15.73      $  14.82     $  13.79      $  11.70
                                                             --------      --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................................       0.50          0.36          0.39         0.56          0.45
Net realized and unrealized gain on investments
   and foreign currencies ................................       0.53          0.55          1.86         1.69          1.98
                                                             --------      --------      --------     --------      --------
Total from investment operations .........................       1.03          0.91          2.25         2.25          2.43
                                                             --------      --------      --------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .....................      (0.40)        (0.36)        (0.41)       (0.56)        (0.34)
Distributions from capital gains .........................      (0.81)        (1.05)        (0.93)       (0.66)           --
                                                             --------      --------      --------     --------      --------
Total distributions ......................................      (1.21)        (1.41)        (1.34)       (1.22)        (0.34)
                                                             --------      --------      --------     --------      --------
Net asset value, end of year .............................   $  15.05      $  15.23      $  15.73     $  14.82      $  13.79
                                                             ========      ========      ========     ========      ========
Total return .............................................       6.92%         5.89%        15.27%       16.36%        20.80%
                                                             ========      ========      ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .......................   $287,909      $246,196      $169,987     $136,660      $118,589
Ratio of operating expenses to average net assets ........       0.97%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets. ....       3.45%         2.83%         2.67%        3.83%         3.41%
Portfolio turnover rate ..................................         36%           44%           48%          45%          113%

------------------
* Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               YEAR         YEAR          YEAR          YEAR         YEAR
                                                               ENDED        ENDED         ENDED         ENDED        ENDED
                                                             12/31/99     12/31/98      12/31/97      12/31/96     12/31/95
                                                             ---------   ----------    ----------    ----------   ----------

Net asset value, beginning of year ........................  $  12.67      $  13.09     $   12.41     $  12.52      $  11.33
                                                             --------      --------     ---------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .....................................      0.27          0.49          0.57         0.56          0.58
Net realized and unrealized gain/(loss) on investments
   and foreign currencies .................................     (0.39)         0.58          1.58         0.52          1.56
                                                             --------      --------     ---------     --------      --------
Total from investment operations ..........................     (0.12)         1.07          2.15         1.08          2.14
                                                             --------      --------     ---------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................     (0.29)        (0.50)        (0.55)       (0.58)        (0.45)
Distributions from capital gains ..........................     (1.02)        (0.99)        (0.92)       (0.61)        (0.50)
                                                             --------      --------     ---------     --------      --------
Total distributions .......................................     (1.31)        (1.49)        (1.47)       (1.19)        (0.95)
                                                             --------      --------     ---------     --------      --------
Net asset value, end of year ..............................  $  11.24      $  12.67     $   13.09     $  12.41      $  12.52
                                                             ========      ========     =========     ========      ========
Total return ..............................................     (0.72)%        8.26%        17.44%        8.77%        18.93%
                                                             ========      ========     =========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ........................  $277,354      $278,074      $264,599     $272,791      $307,691
Ratio of operating expenses to average net assets. ........      0.96%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets ......      2.19%         3.63%         3.88%        3.86%         4.42%
Portfolio turnover rate ...................................       122%           61%          79%          158%          187%

------------------
* Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                 YEAR         YEAR          YEAR          YEAR          YEAR
                                                                 ENDED        ENDED         ENDED         ENDED         ENDED
                                                               12/31/99      12/31/98      12/31/97     12/31/96#     12/31/95
                                                              ----------    ---------     ---------    -----------   ----------
Net asset value, beginning of year .........................   $  22.01      $  20.04      $  15.81     $  13.30       $ 10.22
                                                               --------      --------      --------     --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................       0.08          0.10          0.14         0.14          0.13
Net realized and unrealized gain on investments and
   foreign currencies ......................................       3.41          2.74          4.57         2.61          3.04
                                                               --------      --------      --------     --------       -------
Total from investment operations ...........................       3.49          2.84          4.71         2.75          3.17
                                                               --------      --------      --------     --------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................      (0.07)        (0.10)        (0.13)       (0.13)        (0.09)
Distributions from capital gains. ..........................      (0.59)        (0.77)        (0.35)       (0.11)           --
                                                               --------      --------      --------     --------       -------
Total distributions ........................................      (0.66)        (0.87)        (0.48)       (0.24)        (0.09)
                                                               --------      --------      --------     --------       -------
Net asset value, end of year ...............................   $  24.84      $  22.01      $  20.04     $  15.81       $ 13.30
                                                               ========      ========      ========     ========       =======
Total return ...............................................      15.88%        14.13%        29.82%       20.65%        31.06%
                                                               ========      ========      ========     ========       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .........................   $899,753      $574,843      $252,191     $126,239       $81,210
Ratio of operating expenses to average net assets ..........       0.96%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets .......       0.40%         0.72%         0.96%        0.99%         1.24%
Portfolio turnover rate ....................................         27%           34%          26%           15%           43%

------------------
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             CAPITAL GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR          PERIOD
                                                                   ENDED          ENDED
                                                                 12/31/99      12/31/98*#
                                                                 ---------    ------------

Net asset value, beginning of period ..........................   $  15.62       $  14.24
                                                                  --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................................         --           0.09
Net realized and unrealized gain on investments
  and foreign currencies ......................................       3.96           1.36
                                                                  --------       --------
Total from investment operations ..............................       3.96           1.45
                                                                  --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................      (0.02)         (0.07)
Distributions in excess of net investment income ..............      (0.01)            --
Distributions from capital gains ..............................      (1.03)            --
                                                                  --------       --------
Total distributions ...........................................      (1.06)         (0.07)
                                                                  --------       --------
Net asset value, end of period ................................   $  18.52       $  15.62
                                                                  ========       ========
Total return ..................................................      25.56%         10.19%(DOUBLE DAGGER)
                                                                  ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................   $567,628       $298,839
Ratio of operating expenses to average net assets .............       1.05%          1.08%(DAGGER)
Ratio of net investment income to average net assets ..........       0.00%          1.86%(DAGGER)
Portfolio turnover rate .......................................        185%            92%

------------------
*               The Capital  Growth  Series  commenced  operations on August 14,
                1998.
**              Since  March 1, 1999,  Alliance  Capital  Management,  L.P.  has
                served as Portfolio Manager for the Capital Growth Series. Prior
                to that date,  a  different  firm served as  Portfolio  Manager.
                Prior to July 1, 1999,  the Capital  Growth Series was named the
                Growth & Income Series.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR          PERIOD
                                                                   ENDED          ENDED
                                                                 12/31/99      12/31/98*#
                                                                 ---------   -------------

Net asset value, beginning of period ........................   $    15.62       $  13.63
                                                                ----------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .........................................        (0.03)         (0.03)
Net realized and unrealized gain on investments
   and foreign currencies. ..................................        12.23           2.02
                                                                ----------       --------
Total from investment operations ............................        12.20           1.99
                                                                ----------       --------
LESS DISTRIBUTIONS:
Distributions from capital gains ............................        (0.33)            --
                                                                ----------       --------
Net asset value, end of period ..............................   $    27.49       $  15.62
                                                                ==========       ========
Total return ................................................        78.13%         14.60%(DOUBLE DAGGER)
                                                                ==========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................   $1,416,872       $231,216
Ratio of operating expenses to average net assets ...........         1.04%          1.09%(DAGGER)
Ratio of net investment loss to average net assets ..........        (0.40)%        (0.58)%(DAGGER)
Portfolio turnover rate .....................................          116%            88%

------------------
*               The Growth Series commenced operations on August 14, 1998.
**              Since March 1, 1999,  Janus  Capital  Corporation  has served as
                Portfolio  Manager for the Growth Series.  Prior to that date, a different  firm  served as  Portfolio  Manager.  Along with this change was a name change  from the Value + Growth  Series to the
                Growth Series.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             YEAR         YEAR           YEAR         YEAR         PERIOD
                                                             ENDED        ENDED          ENDED        ENDED         ENDED
                                                           12/31/99     12/31/98       12/31/97     12/31/96      12/31/95*
                                                          ----------    ---------     ----------   ----------   -----------
Net asset value, beginning of period ...................   $  15.88      $  16.13       $ 13.92      $ 13.18       $ 10.00
                                                           --------      --------       -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..................................       0.17          0.19          0.16         0.22          0.08
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ..............................      (0.09)         0.06          3.63         1.18          3.44
                                                           --------      --------       -------      -------       -------
Total from investment operations .......................       0.08          0.25          3.79         1.40          3.52
                                                           --------      --------       -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................      (0.15)        (0.18)        (0.18)       (0.19)        (0.06)
Distributions from capital gains .......................      (0.29)        (0.32)        (1.40)       (0.47)        (0.28)
                                                           --------      --------       -------      -------       -------
Total distributions ....................................      (0.44)        (0.50)        (1.58)       (0.66)        (0.34)
                                                           --------      --------       -------      -------       -------
Net asset value, end of period .........................   $  15.52      $  15.88       $ 16.13      $ 13.92       $ 13.18
                                                           ========      ========       =======      =======       =======
Total return ...........................................       0.51%         1.55%        27.28%       10.62%        35.21%(DOUBLE
                                                           ========      ========       =======      =======       =======  DAGGER)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................   $141,595      $129,784       $80,048      $44,620       $28,830
Ratio of operating expenses to average net assets ......       0.96%         0.98%         0.99%        1.00%         1.01%(DAGGER)
Ratio of net investment income to average net assets ...       1.11%         1.49%         1.31%        1.80%         1.53%(DAGGER)
Portfolio turnover rate ................................         62%          124%          128%         131%           86%

------------------
*               The Value Equity Series commenced operations on January 3, 1995.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEAR           PERIOD
                                                                                  ENDED           ENDED
                                                                                12/31/99       12/31/98*#
                                                                                ---------     ------------

Net asset value, beginning of period ........................................   $    20.31       $  17.75
                                                                                ----------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................................................         0.01           0.02
Net realized and unrealized gain on investments and foreign currencies ......         4.90           2.56
                                                                                ----------       --------
Total from investment operations ............................................         4.91           2.58
                                                                                ----------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................................        (0.01)         (0.01)
Distributions in excess of net investment income ............................           --          (0.01)
Distributions from capital gains ............................................        (0.40)            --
                                                                                ----------       --------
Total distributions .........................................................        (0.41)         (0.02)
                                                                                ----------       --------
Net asset value, end of period ..............................................   $    24.81          20.31
                                                                                ==========       ========
Total return ................................................................        24.23%         14.54%(DOUBLE DAGGER)
                                                                                ==========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................   $1,014,656       $613,771
Ratio of operating expenses to average net assets ...........................         0.91%          0.94%(DAGGER)
Ratio of net investment income to average net assets ........................         0.02%          0.23%(DAGGER)
Portfolio turnover rate .....................................................           89%            35%

------------------
*               The Research Series commenced operations on August 14, 1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             MANAGED GLOBAL SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97     12/31/96**#    12/31/95#
                                                              ---------     ---------     ---------   ------------- -----------

Net asset value, beginning of year .........................   $  14.19      $  11.46      $  11.13      $  9.96       $  9.26
                                                               --------      --------      --------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...............................      (0.03)        (0.02)         0.02         0.04          0.05
Net realized and unrealized gain on investments
   and foreign currencies ..................................       8.82          3.37          1.33         1.18          0.65
                                                               --------      --------      --------      -------       -------
Total from investment operations ...........................       8.79          3.35          1.35         1.22          0.70
                                                               --------      --------      --------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................         --         (0.05)        (0.17)          --            --
Dividends in excess of net investment income ...............         --            --         (0.07)          --            --
Distributions from capital gains ...........................      (3.02)        (0.57)        (0.78)       (0.05)           --
                                                               --------      --------      --------      -------       -------
Total distributions ........................................      (3.02)        (0.62)        (1.02)       (0.05)           --
                                                               --------      --------      --------      -------       -------
Net asset value, end of year ...............................   $  19.96      $  14.19      $  11.46      $ 11.13       $  9.96
                                                               ========      ========      ========      =======       =======
Total return ...............................................      63.30%        29.31%        12.17%       12.27%         7.56%
                                                               ========      ========      ========      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .........................   $184,486      $134,078      $105,305      $86,376       $72,375
Ratio of operating expenses to average net assets ..........       1.25%         1.26%         1.36%        1.26%         1.26%
Decrease reflected in above expense ratio due to
   expense limitations .....................................         --            --            --           --          0.09%
Ratio of net investment income/(loss) to average
   net assets ..............................................      (0.19)%       (0.17)%        0.06%        0.39%         0.51%
Portfolio turnover rate ....................................        168%          173%          199%         141%           44%

------------------
* Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager of the Series. Prior to that date, different firms served as Portfolio Manager.
** On September 3, 1996, the Managed Global Account of Separate Account D of Golden American Life Insurance Company was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          CAPITAL APPRECIATION SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR          YEAR          YEAR          YEAR         YEAR
                                                                   ENDED         ENDED         ENDED         ENDED        ENDED
                                                                 12/31/99      12/31/98      12/31/97      12/31/96     12/31/95
                                                                ----------    ----------    ----------    ----------  ----------

Net asset value, beginning of year ............................   $  18.09      $  17.65       $ 15.06     $  13.51      $  11.34
                                                                  --------      --------       -------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................      (0.01)         0.15          0.16         0.16          0.19
Net realized and unrealized gain on investments
   and foreign currencies .....................................       4.38          2.07          4.19         2.57          3.22
                                                                  --------      --------       -------     --------      --------
Total from investment operations ..............................       4.37          2.22          4.35         2.73          3.41
                                                                  --------      --------       -------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................      (0.03)        (0.15)        (0.16)       (0.17)        (0.15)
Distributions from capital gains ..............................      (2.41)        (1.63)        (1.60)       (1.01)        (1.09)
                                                                  --------      --------       -------     --------      --------
Total distributions ...........................................      (2.44)        (1.78)        (1.76)       (1.18)        (1.24)
                                                                  --------      --------       -------     --------      --------
Net asset value, end of year ..................................   $  20.02      $  18.09       $ 17.65     $  15.06      $  13.51
                                                                  ========      ========       =======     ========      ========
Total return ..................................................      24.64%        12.68%        28.95%       20.26%        30.16%
                                                                  ========      ========       =======     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................   $411,898      $263,313       $193,986    $148,752      $122,227
Ratio of operating expenses to average net assets .............       0.96%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income/(loss) to average net assets ...      (0.05)%        0.95%         0.95%        1.12%         1.53%
Portfolio turnover rate .......................................        126%           64%           51%          64%           98%

------------------
* Since April 1, 1999 A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     YEAR          PERIOD
                                                                     ENDED          ENDED
                                                                   12/31/99      12/31/98*#
                                                                  ----------    ------------

Net asset value, beginning of period .............................  $  18.10       $  15.68
                                                                    --------       --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................................     (0.03)          0.01
Net realized and unrealized gain on investments
   and foreign currencies ........................................     14.22           2.52
                                                                    --------       --------
Total from investment operations .................................     14.19           2.53
                                                                    --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................        --          (0.01)
Distributions from capital gains .................................     (2.70)         (0.10)
                                                                    --------       --------
Total distributions ..............................................     (2.70)         (0.11)
                                                                    --------       --------
Net asset value, end of period ...................................  $  29.59       $  18.10
                                                                    ========       ========
Total return .....................................................     79.05%         16.12%(DOUBLE DAGGER)
                                                                    ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................  $781,807       $252,022
Ratio of operating expenses to average net assets ................      0.91%          0.95%(DAGGER)
Ratio of net investment income/(loss) to average net assets. .....     (0.21)%         0.15%(DAGGER)
Portfolio turnover rate ..........................................       159%            55%

------------------
*               The Mid-Cap  Growth  Series  commenced  operations on August 14,
                1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               ALL-GROWTH SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR          YEAR          YEAR         YEAR          YEAR
                                                                   ENDED         ENDED         ENDED        ENDED         ENDED
                                                                 12/31/99      12/31/98      12/31/97     12/31/96      12/31/95
                                                                ----------    ----------    ----------   ----------    ----------

Net asset value, beginning of year ...........................   $  14.99       $ 13.77       $ 13.39       $ 13.78      $ 11.86
                                                                 --------       -------       -------       -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .................................      (0.11)        (0.07)        (0.06)         0.14         0.18
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ....................................      16.20          1.38          0.84        (0.23)         2.47
                                                                 --------       -------       -------       -------      -------
Total from investment operations .............................      16.09          1.31          0.78         (0.09)        2.65
                                                                 --------       -------       -------       -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income .........................         --            --         (0.03)        (0.14)       (0.14)
Distributions from capital gains .............................      (5.92)        (0.09)        (0.37)        (0.16)       (0.59)
                                                                 --------       -------       -------       -------      -------
Total distributions ..........................................      (5.92)        (0.09)        (0.40)        (0.30)       (0.73)
                                                                 --------       -------       -------       -------      -------
Net asset value, end of year .................................   $  25.16       $ 14.99       $ 13.77       $ 13.39      $ 13.78
                                                                 ========       =======       =======       =======      =======
Total return .................................................     109.93%         9.52%         5.87%       (0.57)%       22.42%
                                                                 ========       =======       =======       =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...........................   $150,698       $83,930       $73,856       $78,750      $93,198
Ratio of operating expenses to average net assets ............       0.96%         0.99%         0.99%         1.00%        1.01%
Ratio of net investment income/(loss) to average net assets ..      (0.61)%       (0.51)%       (0.47)%        0.86%        1.42%
Portfolio turnover rate ......................................        325%          229%         325%           118%          81%

------------------
* Since February 3, 1997, Pilgrim Baxter & Associates, Ltd. has served as Portfolio Manager for the All-Growth Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           GROWTH OPPORTUNITIES SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                YEAR          PERIOD
                                                                                ENDED          ENDED
                                                                              12/31/99      12/31/98 *#
                                                                             ----------    ------------

Net asset value, beginning of period .......................................   $  9.71         $10.00
                                                                               -------         ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ......................................................      0.03           0.08
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ..................................................      1.89          (0.31)
                                                                               -------         ------
Total from investment operations. ..........................................      1.92          (0.23)
                                                                               -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................................     (0.04)         (0.06)
Distributions from capital gains ...........................................     (0.45)            --
                                                                               -------         ------
Total distributions ........................................................     (0.49)         (0.06)
                                                                               -------         ------
Net asset value, end of period .............................................   $ 11.14         $ 9.71
                                                                               =======         ======
Total return ...............................................................     20.13%         (2.28)%(DOUBLE DAGGER)
                                                                               =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................................   $12,781         $9,091
Ratio of operating expenses to average net assets ..........................      1.05%          1.15%(DAGGER)
Ratio of net investment income to average net assets .......................      0.36%          0.99%(DAGGER)
Portfolio turnover rate ....................................................        76%            77%

------------------
*               The Growth Opportunities Series commenced operations on February
                18, 1998.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            STRATEGIC EQUITY SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     YEAR           YEAR         YEAR          YEAR         PERIOD
                                                     ENDED          ENDED        ENDED         ENDED         ENDED
                                                   12/31/99       12/31/98     12/31/97     12/31/96##    12/31/95*
                                                  ----------     ----------   ----------   ------------  -----------

Net asset value, beginning of period ............   $  12.82       $ 13.63       $ 11.68      $ 10.01       $10.00
                                                    --------       -------       -------      -------       ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ....................      (0.03)         0.16          0.20         0.23         0.06
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ........       7.24         (0.07)         2.49         1.71        (0.03)#
                                                    --------       -------       -------      -------       ------
Total from investment operations ................       7.21          0.09          2.69         1.94         0.03
                                                    --------       -------       -------      -------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income ............      (0.02)        (0.16)        (0.19)       (0.14)       (0.02)
Distributions from capital gains ................      (0.06)        (0.59)        (0.55)       (0.13)          --
Distributions in excess of capital gains ........         --         (0.15)           --           --           --
                                                    --------       -------       -------      -------       ------
Total distributions .............................      (0.08)        (0.90)        (0.74)       (0.27)       (0.02)
                                                    --------       -------       -------      -------       ------
Net asset value, end of period ..................   $  19.95       $ 12.82       $ 13.63      $ 11.68       $10.01
                                                    ========       =======       =======      =======       ======
Total return ....................................      56.24%         0.84%        23.16%       19.39%        0.33%(DOUBLE DAGGER)
                                                    ========       =======       =======      =======       ======
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............   $205,799       $73,261       $51,789      $30,423       $8,067
Ratio of operating expenses to
   average net assets ...........................       0.96%         0.99%         0.99%        1.00%        1.00%(DAGGER)
Ratio of net investment income/(loss) to
   average net assets ...........................      (0.14)%        1.46%        1.88%         2.05%        4.04%(DAGGER)
Portfolio turnover rate .........................        176%          139%          105%         133%          29%

------------------
*               The Strategic Equity Series  commenced  operations on October 2,
                1995.
**              Since March 1, 1999 A I M Capital Management, Inc. has served as
                Portfolio Manager for the Strategic Equity Series. Prior to that date, a different firm served as Portfolio Manager.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemption of Series shares.
##              Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             YEAR          YEAR          YEAR        PERIOD
                                                             ENDED         ENDED         ENDED        ENDED
                                                           12/31/99      12/31/98      12/31/97     12/31/96*
                                                          ----------    ----------    ----------   -----------
Net asset value, beginning of period ....................   $  16.03      $  13.25      $ 12.01       $ 10.00
                                                            --------      --------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .....................................      (0.07)        (0.03)       (0.03)        (0.01)
Net realized and unrealized gain on investments
   and foreign currencies ...............................       8.17          2.81         1.27          2.02
                                                            --------      --------      -------       -------
Total from investment operations ........................       8.10          2.78         1.24          2.01
                                                            --------      --------      -------       -------
LESS DISTRIBUTIONS:
Distributions from capital gains ........................      (0.69)           --           --            --
                                                            --------      --------      -------       -------
Net asset value, end of period ..........................   $  23.44      $  16.03      $ 13.25       $ 12.01
                                                            ========      ========      =======       =======
Total return ............................................      50.61%        20.98%       10.32%        20.10%(DOUBLE DAGGER)
                                                            ========      ========      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................   $367,637      $147,696      $66,396       $34,365
Ratio of operating expenses to average net assets .......       0.96%         0.99%        0.99%         0.99%(DAGGER)
Ratio of net investment loss to average net assets ......      (0.49)%       (0.32)%      (0.34)%       (0.08)%(DAGGER)
Portfolio turnover rate .................................        132%          133%         130%          117%

------------------
*               The Small Cap Series commenced operations on January 3, 1996.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               REAL ESTATE SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR         YEAR          YEAR         YEAR
                                                                ENDED         ENDED        ENDED         ENDED        ENDED
                                                              12/31/99      12/31/98     12/31/97      12/31/96     12/31/95
                                                             ----------    ----------   ----------    ----------  ----------
Net asset value, beginning of year ..........................  $ 13.58       $ 18.27       $ 15.98      $ 12.63       $ 11.29
                                                               -------       -------       -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................     0.84          0.83          0.69         0.70          0.75
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...................................    (1.39)        (3.34)         2.93         3.70          1.12
                                                               -------       -------       -------      -------       -------
Total from investment operations ............................    (0.55)        (2.51)         3.62         4.40          1.87
                                                               -------       -------       -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................    (0.54)        (0.66)        (0.63)       (0.77)        (0.53)
Distributions from capital gains ............................    (0.37)        (1.52)        (0.70)       (0.28)           --
                                                               -------       -------       -------      -------       -------
Total distributions .........................................    (0.91)        (2.18)        (1.33)       (1.05)        (0.53)
                                                               -------       -------       -------      -------       -------
Net asset value, end of year ................................  $ 12.12       $ 13.58       $ 18.27      $ 15.98       $ 12.63
                                                               =======       =======       =======      =======       =======
Total return ................................................    (3.81)%      (13.45)%       22.79%       35.30%        16.59%
                                                               =======       =======       =======      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..........................  $56,906       $69,911       $75,530      $51,135       $34,975
Ratio of operating expenses to average net assets ...........     0.96%         0.99%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets ........     5.61%         5.26%         4.49%        5.53%         5.79%
Portfolio turnover rate .....................................       36%           29%           41%          31%           53%

------------------
* Since January 1, 1995, EII Realty Securities, Inc. has served as Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               HARD ASSETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR          YEAR         YEAR          YEAR
                                                                ENDED         ENDED         ENDED        ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97     12/31/96      12/31/95
                                                             ----------    ----------    ----------   ----------    ----------
Net asset value, beginning of year ..........................   $  9.60      $ 15.05       $ 17.85      $ 15.04       $ 13.88
                                                                -------      -------       -------      -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................      0.12         0.26          0.14         0.05          0.15
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...................................      2.12        (4.73)         0.99         4.92          1.34
                                                                -------      -------       -------      -------       -------
Total from investment operations ............................      2.24        (4.47)         1.13         4.97          1.49
                                                                -------      -------       -------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................     (0.08)       (0.26)        (0.13)       (0.07)        (0.13)
Distributions from capital gains ............................        --        (0.72)        (3.80)       (2.09)        (0.20)
                                                                -------      -------       -------      -------       -------
Total distributions .........................................     (0.08)       (0.98)        (3.93)       (2.16)        (0.33)
                                                                -------      -------       -------      -------       -------
Net asset value, end of year ................................   $ 11.76      $  9.60       $ 15.05      $ 17.85       $ 15.04
                                                                =======      =======       =======      ========      =======
Total return ................................................     23.36%      (29.58)%        6.22%       33.17%        10.69%
                                                                =======      =======       =======      ========      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..........................   $40,291      $30,530       $46,229      $43,903       $27,147
Ratio of operating expenses to average net assets ...........     0.96%         1.00%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets ........     1.07%         1.99%         0.76%        0.34%         0.89%
Portfolio turnover rate .....................................      204%          178%          124%          96%           24%

------------------
* Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            DEVELOPING WORLD SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                  YEAR           PERIOD
                                                                  ENDED           ENDED
                                                                12/31/99 #     12/31/98 *#
                                                               ----------    -------------
Net asset value, beginning of period .........................   $  7.37         $10.00
                                                                 -------         ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .................................      0.08           0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ....................................      4.44          (2.67)
                                                                 -------         ------
Total from investment operations .............................      4.52          (2.63)
                                                                 -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income .........................     (0.10)            --
Distributions in excess of net investment income .............     (0.03)            --
Distributions from capital gains .............................     (0.20)            --
                                                                 -------         ------
Total distributions ..........................................     (0.33)            --
                                                                 -------         ------
Net asset value, end of period ...............................   $ 11.56         $ 7.37
                                                                 =======         ======
Total return .................................................     61.66%        (26.27)%(DOUBLE DAGGER)
                                                                 =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........................   $62,616         $8,797
Ratio of operating expenses to average net assets ............      1.75%          1.83%(DAGGER)
Ratio of net investment income to average net assets .........      0.85%          0.69%(DAGGER)
Portfolio turnover rate ......................................       135%            67%

------------------
*               The Developing World Series commenced operations on February 18,
                1998.
**              Since March 1, 1999, Baring International Investment Limited has
                served as Portfolio  Manager for the  Developing  World  Series.
                Prior  to that  date,  a  different  firm  served  as  Portfolio
                Manager.
(DAGGER)        Annualized
(DOUBLE DAGGER) Non-annualized
#               Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            EMERGING MARKETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      YEAR          YEAR         YEAR          YEAR         YEAR
                                                                      ENDED         ENDED        ENDED         ENDED        ENDED
                                                                    12/31/99#     12/31/98     12/31/97      12/31/96     12/31/95
                                                                   -----------   -----------  -----------   -----------  ----------
Net asset value, beginning of year ...............................   $  6.68       $  8.80       $  9.72      $  9.06      $ 10.08
                                                                     -------       -------       -------      -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................................      0.07          0.06         (0.01)        0.04         0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ........................................      5.62         (2.18)        (0.90)        0.62        (1.06)
                                                                     -------       -------       -------      -------      -------
Total from investment operations .................................      5.69         (2.12)        (0.91)        0.66        (1.02)
                                                                     -------       -------       -------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................     (0.08)           --         (0.01)          --           --
Distributions in excess of net investment income .................     (0.01)           --            --           --           --
Return of capital ................................................     (0.03)           --            --           --           --
                                                                     -------       -------       -------      -------      -------
Total distributions ..............................................     (0.12)           --         (0.01)          --           --
                                                                     -------       -------       -------      -------      -------
Net asset value, end of year .....................................   $ 12.25       $  6.68       $  8.80      $  9.72      $  9.06
                                                                     =======       =======       =======      =======      =======
Total return .....................................................     85.30%       (24.09)%       (9.37)%       7.28%      (10.11)%
                                                                     =======       =======       =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...............................   $44,949       $26,028       $39,436      $51,510      $47,974
Ratio of operating expenses to average net assets ................      1.75%         1.83%         1.80%        1.55%        1.53%
Ratio of net investment income/(loss) to average
   net assets ....................................................      0.82%         0.83%        (0.09)%       0.38%        0.40%
Portfolio turnover rate ..........................................       183%          108%          170%         136%         141%

------------------
* Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager for the Emerging Markets Series. Prior to that date, a different firm served as Portfolio Manager.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             MARKET MANAGER SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               YEAR         YEAR          YEAR          YEAR         YEAR
                                                               ENDED        ENDED         ENDED         ENDED        ENDED
                                                             12/31/99     12/31/98      12/31/97      12/31/96     12/31/95
                                                            ----------   ----------    ----------    ----------   ----------
Net asset value, beginning of year ........................   $19.62        $16.47        $13.22       $12.03        $10.02
                                                              ------        ------        ------       ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................................     0.34          0.32          0.36         0.46          0.37
Net realized and unrealized gain on investments and
   foreign currencies .....................................     2.82          3.69          4.11         1.89          2.06
                                                              ------        ------        ------       ------        ------
Total from investment operations ..........................     3.16          4.01          4.47         2.35          2.43
                                                              ------        ------        ------       ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................    (0.34)        (0.32)        (0.36)       (0.46)        (0.37)
Distributions from capital gains ..........................    (3.04)        (0.54)        (0.86)       (0.70)        (0.05)
                                                              ------        ------        ------       ------        ------
Total distributions .......................................    (3.38)        (0.86)        (1.22)       (1.16)        (0.42)
                                                              ------        ------        ------       ------        ------
Net asset value, end of year ..............................   $19.40        $19.62        $16.47       $13.22        $12.03
                                                              ======        ======        ======       ======        ======
Total return ..............................................    16.59%        24.55%        33.82%       19.40%        24.33%
                                                              ======        ======        ======       ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ........................   $7,319        $8,139        $6,791       $5,585        $5,952
Ratio of operating expenses to average net assets .........     1.00%         1.01%         1.01%        1.02%         0.89%
Decrease reflected in above expense ratio due
   to expense limitations .................................       --            --            --           --          0.13%
Ratio of net investment income to average net assets ......     1.57%         1.78%         2.19%        3.06%         3.42%
Portfolio turnover rate ...................................       --            --            --           --             5%

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From March 3, 1997 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to March 3, 1997, the Series had been advised by other Portfolio Managers.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------
CORPORATE DEBT SECURITIES -- 9.9%
   COMMUNICATIONS -- 1.6%
              AT&T Corporation:
$ 4,000,000    8.250% due 01/11/2000 ...........................   $  4,002,249
  5,000,000    6.136%(DAGGER)(DAGGER) due 07/13/2000 ...........      4,998,940
                                                                   ------------
                                                                      9,001,189
                                                                   ------------
   DEPOSITORY INSTITUTIONS -- 2.9%
  6,000,000   Abbey National North America,
               5.990% due 03/03/2000 ...........................      6,000,000
  6,000,000   Bank One Corporation,
               6.158% due 10/20/2000 ...........................      5,995,677
  5,000,000   NorWest Corporation,
               6.000% due 03/15/2000 ...........................      5,000,684
                                                                   ------------
                                                                     16,996,361
                                                                   ------------
   FOOD AND KINDRED PRODUCTS -- 0.8%
  4,500,000   Anheuser-Busch Companies,
               6.363%(DAGGER)(DAGGER) due 06/16/2000 ...........      4,498,167
                                                                   ------------
   MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS -- 1.4%
  3,000,000   International Business Machines
               Credit Corporation,
               5.898% due 08/07/2000 ...........................      2,999,070
              Xerox Credit Corporation:
  2,000,000    5.113% due 03/21/2000 ...........................      1,999,844
  3,300,000    5.635% due 07/14/2000 ...........................      3,298,905
                                                                   ------------
                                                                      8,297,819
                                                                   ------------
  PERSONAL CREDIT INSTITUTIONS -- 2.5%
  4,400,000   American General Finance Corporation,
               6.125% due 09/15/2000 ...........................      4,397,035
  3,000,000   Chrysler Financial Corporation,
               5.850% due 05/15/2000 ...........................      3,008,122
              Ford Motor Credit Corporation:
  3,000,000    8.375% due 01/15/2000 ...........................      3,002,425
  4,000,000    6.038%(DAGGER)(DAGGER) due 08/18/2000 ...........      3,997,964
                                                                   ------------
                                                                     14,405,546
                                                                   ------------
   SECURITY BROKERS -- 0.7%
  2,000,000   Goldman Sachs Group, Inc.,
               5.400% due 02/25/2000 ...........................      2,000,000
  2,000,000   Merrill Lynch & Company, Inc.,
               6.470% due 02/15/2000 ...........................      2,001,123
                                                                   ------------
                                                                      4,001,123
                                                                   ------------
              Total Corporate Debt Securities
               (Cost $57,200,205) ..............................     57,200,205
                                                                   ------------
COMMERCIAL PAPER  -- 87.4%
   AGRICULTURAL PRODUCTS -- 0.8%
  4,500,000   Cargill, Inc.,
               5.637%(DOUBLE DAGGER) due 01/20/2000 ............      4,487,175
                                                                   ------------
   ASSET BACKED SECURITIES -- 14.1%
              AIG Funding, Inc.:
  6,000,000    5.991%(DOUBLE DAGGER) due 01/31/2000 ............      5,970,900
  2,490,000    6.191%(DOUBLE DAGGER) due 02/29/2000 ............      2,465,393
  3,763,158   ANRC Auto Owner Trust,
               6.166% due 10/16/2000 ...........................      3,763,158
  3,598,097   Carmax Auto Owner Trust,
               6.203% due 11/15/2000 ...........................      3,598,097
    703,462   Caterpillar Financial Asset Trust,
               5.365% due 07/25/2000 ...........................        703,462
              Ciesco LP:
  6,000,000    6.110%(DOUBLE DAGGER) due 01/25/2000 ............      5,976,120
  6,000,000    6.110%(DOUBLE DAGGER) due 02/09/2000 ............      5,961,325




   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

   ASSET BACKED SECURITIES -- (CONTINUED)
              Corporate Asset Funding Company:
$ 6,000,000    6.483%(DOUBLE DAGGER) due 01/14/2000 ............   $  5,986,198
  4,000,000    6.202%(DAGGER)(DAGGER) due 01/18/2000 ...........      4,000,000
  4,000,000    6.633%(DOUBLE DAGGER) due 01/21/2000 ............      3,985,556
  4,000,000    5.965%(DOUBLE DAGGER) due 01/24/2000 ............      3,985,306
  6,000,000    6.046%(DOUBLE DAGGER) due 01/26/2000 ............      5,975,417
              Delaware Funding Corporation:
  7,000,000    6.274%(DOUBLE DAGGER) due 01/10/2000 ............      6,989,290
  5,000,000    6.089%(DOUBLE DAGGER) due 01/14/2000 ............      4,989,293
  4,000,000    5.703%(DOUBLE DAGGER) due 01/25/2000 ............      3,985,440
  2,363,000    6.093%(DOUBLE DAGGER) due 01/27/2000 ............      2,352,965
  3,984,000    6.056%(DOUBLE DAGGER) due 02/18/2000 ............      3,952,659
  6,000,000   Heller Equipment Asset
               Receivables Trust,
               6.129% due 01/06/2001 ...........................      6,000,000
  1,214,564   Toyota Auto Recreation,
               5.365% due 07/17/2000 ...........................      1,214,564
                                                                   ------------
                                                                     81,855,143
                                                                   ------------
  CHEMICALS AND ALLIED PRODUCTS -- 8.1%
              American Home Products Corporation:
  5,000,000    5.608%(DOUBLE DAGGER) due 01/26/2000 ............      4,981,354
  4,905,000    7.700% due 02/15/2000 ...........................      4,916,805
  6,000,000    6.536%(DAGGER)(DAGGER) due 04/20/2000 ...........      5,999,820
 15,000,000   Gillette Company,
               6.787%(DOUBLE DAGGER) due 01/04/2000 ............     14,991,687
              Proctor and Gamble Company:
  6,000,000    5.940%(DOUBLE DAGGER) due 01/25/2000 ............      5,976,800
  4,000,000    6.009%(DOUBLE DAGGER) due 02/17/2000 ............      3,969,450
  6,000,000    5.960%(DOUBLE DAGGER) due 02/22/2000 ............      5,949,907
                                                                   ------------
                                                                     46,785,823
                                                                   ------------
   COMMUNICATIONS -- 0.5%
  3,000,000   BellSouth Corporation,
               5.846%(DOUBLE DAGGER) due 02/09/2000 ............      2,981,735
                                                                   ------------
   CONSTRUCTION MACHINERY AND EQUIPMENT -- 1.0%
              Caterpillar Financial Services Corporation:
  3,000,000    5.890%(DOUBLE DAGGER) due 01/27/2000 ............      2,987,715
  3,000,000    5.780%(DOUBLE DAGGER) due 03/01/2000 ............      3,000,041
                                                                   ------------
                                                                      5,987,756
                                                                   ------------
DEPOSITORY INSTITUTIONS -- 16.8%
              Abbey National North America:
  6,000,000    5.653%(DOUBLE DAGGER) due 02/25/2000 ............      5,946,650
  6,000,000    6.067%(DOUBLE DAGGER) due 03/06/2000 ............      5,936,083
              Bank One Corporation:
  4,000,000    5.872%(DOUBLE DAGGER) due 02/08/2000 ............      3,976,144
  6,000,000    6.000%(DOUBLE DAGGER) due 02/24/2000 ............      5,947,440
  5,566,000   Deutsche Bank Financial,
               5.610%(DOUBLE DAGGER) due 01/13/2000 ............      5,555,666
 70,334,000   UBS Finance, Ltd.,
               4.869%(DOUBLE DAGGER) due 01/03/2000 ............     70,318,717
                                                                   ------------
                                                                     97,680,700
                                                                   ------------
   ELECTRIC, GAS AND SANITARY SERVICES -- 4.1%
  6,000,000   Consolidated Natural Gas,
               6.193%(DOUBLE DAGGER) due 01/10/2000 ............      5,990,850
              Florida Power Corporation:
  5,000,000    5.959%(DOUBLE DAGGER) due 01/11/2000 ............      4,991,875
  6,000,000    6.070%(DOUBLE DAGGER) due 01/13/2000 ............      5,988,080
  7,000,000    6.287%(DOUBLE DAGGER) due 02/07/2000 ............      6,955,754
                                                                   ------------
                                                                     23,926,559
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

COMMERCIAL PAPER -- (CONTINUED)
  ELECTRONICS AND OTHER ELECTRIC EQUIPMENT -- 2.1%
              Lucent Technologies, Inc.:
$ 3,000,000    5.174%(DOUBLE DAGGER) due 02/03/2000 ............   $  2,986,497
  2,000,000    5.307%(DOUBLE DAGGER) due 02/09/2000 ............      1,989,080
  7,000,000    5.940%(DOUBLE DAGGER) due 02/23/2000 ............      6,940,743
                                                                   ------------
                                                                     11,916,320
                                                                   ------------
  FOOD AND KINDRED PRODUCTS -- 1.4%
  4,000,000   Archer-Daniels-Midland Company,
               5.591%(DOUBLE DAGGER) due 01/18/2000 ............      3,989,876
  2,072,000   Coca-Cola Company,
               5.502%(DOUBLE DAGGER) due 01/31/2000 ............      2,062,900
  2,000,000   General Mills, Inc.,
               5.292%(DOUBLE DAGGER) due 02/16/2000 ............      1,987,171
                                                                   ------------
                                                                      8,039,947
                                                                   ------------
  INSTRUMENTS AND RELATED PRODUCTS -- 1.4%
              Eastman Kodak:
  3,000,000    6.020%(DOUBLE DAGGER) due 01/20/2000 ............      2,990,753
  5,000,000    5.875%(DOUBLE DAGGER) due 01/21/2000 ............      4,984,250
                                                                   ------------
                                                                      7,975,003
                                                                   ------------
  MISCELLANEOUS MANUFACTURING INDUSTRIES -- 2.4%
 14,000,000   Hasbro, Inc.,
               4.871%(DOUBLE DAGGER) due 01/06/2000 ............     13,990,278
                                                                   ------------
  PERSONAL CREDIT INSTITUTIONS -- 18.8%
 10,000,000   American Express Credit Corporation,
               6.396%(DOUBLE DAGGER) due 01/04/2000 ............      9,994,583
              American General Finance Corporation:
  6,000,000    6.187%(DOUBLE DAGGER) due 02/08/2000 ............      5,961,810
  4,000,000    6.076%(DOUBLE DAGGER) due 02/29/2000 ............      3,961,257
  6,000,000    6.214%(DOUBLE DAGGER) due 03/08/2000 ............      5,932,665
              Associates Corporation North America:
  5,000,000    5.865%(DOUBLE DAGGER) due 01/12/2000 ............      4,991,337
  3,000,000    5.735%(DOUBLE DAGGER) due 01/31/2000 ............      2,986,250
 10,000,000    6.249%(DOUBLE DAGGER) due 02/18/2000 ............      9,918,667
 10,000,000   Ford Motor Credit Corporation:
               6.650%(DOUBLE DAGGER) due 01/07/2000 ............      9,989,000
              General Electric Capital Corporation:
    436,000    6.568%(DOUBLE DAGGER) due 01/21/2000 ............        434,438
  3,000,000    5.768%(DOUBLE DAGGER) due 02/09/2000 ............      2,982,027
  4,000,000    5.939%(DOUBLE DAGGER) due 02/10/2000 ............      3,974,578
  3,000,000    6.026%(DOUBLE DAGGER) due 02/11/2000 ............      2,980,047
  6,000,000    6.053%(DOUBLE DAGGER) due 02/23/2000 ............      5,947,883
              General Motors Acceptance Corporation:
  4,000,000    6.579%(DOUBLE DAGGER) due 01/18/2000 ............      3,987,911
  5,000,000    6.353%(DOUBLE DAGGER) due 02/03/2000 ............      4,971,492
 10,000,000    6.067%(DOUBLE DAGGER) due 02/07/2000 ............      9,939,875
  6,000,000   Household Finance Corporation,
               5.912%(DOUBLE DAGGER) due 01/28/2000 ............      5,974,260
  8,000,000   John Deere Capital Corporation,
               6.554%(DOUBLE DAGGER) due 01/05/2000 ............      7,994,347
  6,000,000   Transamerica Financial Corporation,
               6.127%(DOUBLE DAGGER) due 02/25/2000 ............      5,945,917
                                                                   ------------
                                                                    108,868,344
                                                                   ------------
  PETROLEUM AND COAL PRODUCTS -- 1.7%
 10,000,000   Exxon Asset Management,
               6.512%(DOUBLE DAGGER) due 01/21/2000 ............      9,964,444
                                                                   ------------



   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

  SECURITY BROKERS -- 12.2%
$  5,000,000  Credit Suisse First Boston,
               6.003%(DOUBLE DAGGER) due 02/16/2000 ............   $  4,963,264
              Goldman Sachs Group, Inc.:
  4,000,000    5.579%(DOUBLE DAGGER) due 01/19/2000 ............      3,989,300
  6,000,000    6.567%(DOUBLE DAGGER) due 01/28/2000 ............      5,971,200
  7,000,000    6.180%(DOUBLE DAGGER) due 02/11/2000 ............      6,952,406
              Merrill Lynch & Company, Inc.:
  6,000,000    6.013%(DOUBLE DAGGER) due 02/01/2000 ............      5,969,775
  3,967,000    5.451%(DOUBLE DAGGER) due 02/02/2000 ............      3,949,401
  3,996,000    6.375%(DOUBLE DAGGER) due 02/11/2000 ............      3,967,784
              Morgan Stanley Dean Witter & Company:
  6,000,000    6.098%(DOUBLE DAGGER) due 01/19/2000 ............      5,982,240
  6,000,000    6.089%(DOUBLE DAGGER) due 02/09/2000 ............      5,961,325
              Salomon-Smith Barney Holdings:
  6,000,000    6.110%(DOUBLE DAGGER) due 01/20/2000 ............      5,981,000
  6,000,000    6.007%(DOUBLE DAGGER) due 01/24/2000 ............      5,977,537
  6,000,000    5.959%(DOUBLE DAGGER) due 02/02/2000 ............      5,968,907
  5,000,000    5.981%(DOUBLE DAGGER) due 02/04/2000 ............      4,972,753
                                                                   ------------
                                                                     70,606,892
                                                                   ------------
  TRANSPORTATION EQUIPMENT -- 2.0%
              DaimlerChrysler North America
               Holding Corporation:
  4,000,000    5.599%(DOUBLE DAGGER) due 01/26/2000 ............      3,985,111
  4,000,000    6.107%(DOUBLE DAGGER) due 01/31/2000 ............      3,980,267
  4,000,000    5.955%(DOUBLE DAGGER) due 02/07/2000 ............      3,976,484
                                                                   ------------
                                                                     11,941,862
                                                                   ------------
              Total Commercial Paper
               (Cost $507,007,981) .............................    507,007,981
                                                                   ------------
U.S. GOVERNMENT AGENCY NOTES -- 3.0%
  FEDERAL FARM CREDIT BANK -- 0.3%
  1,500,000   5.020% due 03/01/2000 ............................      1,499,929
                                                                   ------------
  FEDERAL HOME LOAN BANK -- 1.2%
  1,000,000   4.915% due 01/13/2000 ............................      1,000,008
  2,000,000   5.100% due 03/03/2000 ............................      1,999,850
  4,000,000   5.260% due 05/26/2000 ............................      3,999,846
                                                                   ------------
                                                                      6,999,704
                                                                   ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.5%
  4,000,000   4.980% due 04/20/2000 ............................      3,999,651
  5,000,000   5.620% due 08/09/2000 ............................      4,998,490
                                                                   ------------
                                                                      8,998,141
                                                                   ------------
              Total U.S. Government Agency Notes
               (Cost $17,497,774) ..............................     17,497,774
                                                                   ------------
TOTAL INVESTMENTS (COST $581,705,960*) ...............    100.3%    581,705,960
OTHER ASSETS AND LIABILITIES (NET) ...................     (0.3)    (1,857,688)
                                                          ------   ------------
NET ASSETS ...........................................    100.0%   $579,848,272
                                                          ======   ============
-----------------------------
*                 Aggregate cost for Federal tax purposes.
(DOUBLE DAGGER)   Annualized yield at date of purchase.
(DAGGER)(DAGGER)  Variable Rate Note.  Rate shown is in effect as of 12/31/99.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

CORPORATE BONDS -- 40.6%
  AEROSPACE/DEFENSE -- 1.4%
$ 3,000,000   Raytheon Company,
               5.700% due 11/01/2003 ............................  $  2,817,473
                                                                   ------------
  FINANCE, INSURANCE AND REAL ESTATE -- 14.0%
  2,000,000   AT&T Capital Corporation,
               6.875% due 01/16/2001 ............................     1,998,166
  3,000,000   Capital One Bank,
               6.375% due 02/15/2003 ............................     2,893,811
  3,000,000   Ford Motor Credit Company,
               6.446%(DOUBLE DAGGER)(DOUBLE DAGGER) due 07/16/2002    3,008,273
  2,850,000   HRPT Properties Trust,
               6.875% due 08/26/2002 ............................     2,748,562
  2,000,000   Lehman Brothers Holdings, Inc.,
               6.375% due 03/15/2001 ............................     1,982,736
  3,000,000   Marsh and Mclennan Companies, Inc.,
               6.625% due 06/15/2004 ............................     2,931,777
  1,500,000   Northern Trust Capital I,
               6.697%(DOUBLE DAGGER)(DOUBLE DAGGER) due 01/15/2027    1,439,646
              Paine Webber Group, Inc.:
    350,000    6.746% due 07/24/2003 ............................       351,270
  3,000,000    6.375% due 05/15/2004 ............................     2,855,691
  3,000,000   PNC Funding Corporation,
               7.000% due 09/01/2004 ............................     2,954,421
  3,000,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 ............................     2,843,511
  3,000,000   Wells Fargo Company,
               6.625% due 07/15/2004 ............................     2,937,075
                                                                   ------------
                                                                     28,944,939
                                                                   ------------
  FOOD AND BEVERAGES -- 1.4%
  3,000,000   Joseph E. Seagrams and Sons, Inc.,
               6.250% due 12/15/2001 ............................     2,938,641
                                                                   ------------
  MANUFACTURING -- 5.2%
  2,000,000   Caterpillar Financial Services Corporation,
               6.875% due 08/01/2004 ............................     1,964,300
  3,000,000   DaimlerChrysler North America
               Holding Corporation,
               6.371%(DOUBLE DAGGER)(DOUBLE DAGGER) due 08/23/2002    3,007,238
  3,000,000   R.J. Reynolds Tobacco Holdings, Inc.,
               7.375% due 05/15/2003 ............................     2,876,250
  3,000,000   Tyco International Group S.A.,
               6.875% due 09/05/2002** ..........................     2,954,613
                                                                   ------------
                                                                     10,802,401
                                                                   ------------
  MINING -- 1.7%
  3,500,000   Phelps Dodge Corporation,
               9.875% due 06/13/2001 ............................     3,610,463
                                                                   ------------
  OIL AND GAS -- 4.1%
  3,680,000   El Paso Natural Gas Corporation,
               6.750% due 11/15/2003 ............................     3,585,037
  3,000,000   Kinder Morgan, Inc.,
               6.450% due 11/30/2001 ............................     2,963,499
  2,000,000   The Williams Companies, Inc.,
               6.500% due 11/15/2002 ............................     1,960,250
                                                                   ------------
                                                                      8,508,786
                                                                   ------------
  RETAIL -- 1.9%
  1,000,000   The Kroger Company,
               6.340% due 06/01/2001 ............................       990,158
  3,000,000   Saks, Inc.,
               7.000% due 07/15/2004 ............................     2,841,869
                                                                   ------------
                                                                      3,832,027
                                                                   ------------
  SERVICES -- 1.4%
  3,000,000   Comdisco, Inc.,
               5.950% due 04/30/2002 ............................     2,891,631
                                                                   ------------





   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

  TELECOMMUNICATIONS -- 6.7%
$ 3,000,000   Cox Communications, Inc.,
               6.670%(DOUBLE DAGGER)(DOUBLE DAGGER) due 08/15/2000 $  2,998,350
  3,000,000   Jones Intercable, Inc.,
               8.875% due 04/01/2007 ............................     3,076,854
  3,000,000   Sprint Capital Corporation,
               5.875% due 05/01/2004 ............................     2,847,516
  2,000,000   Telecomunicaciones de Puerto Rico,
               6.150% due 05/15/2002 ............................     1,949,872
  3,000,000   United States West Capital Funding, Inc.,
               6.875% due 08/15/2001** ..........................     2,990,919
                                                                   ------------
                                                                     13,863,511
                                                                   ------------
  UTILITIES -- 1.4%
  3,000,000   Alabama Power Company,
               7.125% due 08/15/2004 ............................     2,982,944
                                                                   ------------
  WASTE MANAGEMENT -- 1.4%
  3,000,000   Waste Management, Inc.,
               7.125% due 06/15/2001 ............................     2,908,077
                                                                   ------------
              Total Corporate Bonds
               (Cost $85,808,240) ...............................    84,100,893
                                                                   ------------
YANKEE BONDS -- U.S. DOLLAR DENOMINATED -- 1.9%
  1,000,000   Hercules, Inc.,
               6.150% due 08/01/2000 ............................       992,341
  3,000,000   Petroleum Geo-Services, ASA,
               6.250% due 11/19/2003 ............................     2,858,669
                                                                   ------------
              Total Yankee Bonds -- U.S. Dollar
               Denominated (Cost $3,871,812) ....................     3,851,010
                                                                   ------------
ASSET BACKED SECURITIES -- 9.3%
  2,000,000   Anrc Auto Owner Trust,
               6.750% due 12/15/2003 ............................     1,990,610
  3,000,000   Banc One Home Equity Trust,
               6.690% due 06/25/2029 ............................     2,971,815
  2,515,054   Coast-Plymouth Tax Lein Capital, LLC,
               6.950% due 11/15/2004** ..........................     2,496,584
  2,000,000   Garanti Trade Payment Rights Master Trust,
               10.810% due 06/15/2004** .........................     1,994,218
  2,000,000   Green Tree Home Equity Loan Trust,
               5.980% due 04/15/2018 ............................     1,959,405
    777,121   Green Tree Lease Finance,
               5.550% due 12/20/2000 ............................       776,775
  2,000,000   Honda Auto Lease Trust,
               6.650% due 07/15/2005 ............................     1,985,860
  2,000,000   Onyx Acceptance Owner Trust,
               6.820% due 11/15/2003 ............................     2,001,630
  3,000,000   Provident Auto Lease Trust,
               6.555% due 08/14/2001** ..........................     2,988,750
                                                                   ------------
              Total Asset Backed Securities
               (Cost $19,290,063) ...............................    19,165,647
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.7%
  FEDERAL HOME LOAN BANK (FHLB) -- 1.0%
  2,000,000   5.125% due 02/26/2002 .............................     1,942,500
                                                                   ------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.5%
    200,637   Pool #E65976
               6.500% due 04/01/2011 ............................       194,804
    212,891   Pool #E65441
               7.500% due 04/01/2011 ............................       214,620
      5,025   Pool #350042
               6.250% due 01/01/2017 ............................         5,088
     92,544   Pool #846224
               6.533% due 07/01/2024 ............................        93,064
    176,516   Pool #C00374
               9.000% due 09/01/2024 ............................       183,852


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
  FEDERAL HOME LOAN MORTGAGE CORPORATION
    (FHLMC) -- (CONTINUED)
$   215,243   Pool #D58465
               9.000% due 01/01/2025 ............................  $    224,188
    163,923   Pool #C80428
               8.000% due 09/01/2026 ............................       165,613
                                                                   ------------
                                                                      1,081,229
                                                                   ------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD)
    (FGLMC) -- 1.4%
    423,928   Pool #E20197
               7.000% due 10/01/2010 ............................       419,553
    468,684   Pool #E61721
               6.500% due 11/01/2010 ............................       455,060
    531,280   Pool #G10555
               6.000% due 06/01/2011 ............................       505,045
    426,940   Pool #E00543
               6.000% due 03/01/2013 ............................       405,858
    377,395   Pool #E00538
               6.500% due 03/01/2013 ............................       366,424
    856,784   Pool #E70003
               6.000% due 04/01/2013 ............................       814,475
                                                                   ------------
                                                                      2,966,415
                                                                   ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.4%
  1,000,000    6.800% due 01/10/2003 ............................     1,003,521
     50,923   Pool #703550
               8.500% due 03/01/2004 ............................        52,546
      3,954   Pool #440260
               8.500% due 08/01/2006 ............................         4,080
     96,265   Pool #127336
               8.500% due 08/01/2006 ............................        99,332
    242,045   Pool #341094
               6.500% due 04/01/2011 ............................       235,009
    271,304   Pool #344243
               6.500% due 04/01/2011 ............................       263,417
    607,858   Pool #414154
               6.000% due 02/01/2013 ............................       577,271
    852,762   Pool #425895
               6.000% due 04/01/2013 ............................       809,851
    594,293   Pool #379881
               6.500% due 04/01/2013 ............................       577,017
    609,883   Pool #419878
               6.500% due 04/01/2013 ............................       592,153
     90,897   Pool #103363
               7.820% due 12/01/2017 ............................        93,227
    231,294   Pool #299481
               8.000% due 04/01/2025 ............................       233,172
     25,934   Pool #332150
               8.500% due 12/01/2025 ............................        26,598
    456,616   Pool #397498
               7.500% due 08/01/2027 ............................       451,762
                                                                   ------------
                                                                      5,018,956
                                                                   ------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.4%
    147,761   Pool #351992
               6.000% due 12/15/2008 ............................       140,049
    132,762   Pool #368358
               6.000% due 01/15/2009 ............................       125,833
    353,959   Pool #430587
               6.500% due 02/15/2013 ............................       343,450
    806,801   Pool #456797
               6.000% due 04/15/2013 ............................       764,694
      4,968   Pool #147899
               10.000% due 02/15/2016 ...........................         5,393
      4,975   Pool #161670
               9.500% due 09/15/2016 ............................         5,301






   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (GNMA) -- (CONTINUED)
$   380,063   Pool #192568
               8.000% due 05/15/2017 ............................  $    384,099
    116,493   Pool #223830
               8.000% due 06/15/2017 ............................       117,730
     56,128   Pool #229269
               8.000% due 07/15/2017 ............................        56,724
     12,931   Pool #284666
               9.500% due 03/15/2020 ............................        13,780
     18,036   Pool #286024
               10.000% due 04/15/2020 ...........................        19,580
     98,716   Pool #308911
               9.500% due 07/15/2021 ............................       105,194
    216,846   Pool #388581
               7.500% due 01/15/2024 ............................       214,541
     95,657   Pool #398795
               8.500% due 07/15/2026 ............................        98,437
     98,771   Pool #399003
               9.000% due 12/15/2026 ............................       103,431
    469,202   Pool #452930
               7.500% due 07/15/2027 ............................       464,215
                                                                   ------------
                                                                      2,962,451
                                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $14,470,886) ...............................    13,971,551
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 35.8%
   U.S. TREASURY NOTES -- 35.8%
  1,000,000   5.750% due 11/15/2000 .............................       997,340
  4,500,000   4.625% due 12/31/2000 .............................     4,436,145
  6,000,000   5.000% due 02/28/2001 .............................     5,926,200
  5,000,000   5.625% due 02/28/2001 .............................     4,971,750
  2,000,000   4.875% due 03/31/2001 .............................     1,969,320
  4,500,000   5.000% due 04/30/2001 .............................     4,434,750
  6,000,000   6.625% due 06/30/2001 .............................     6,035,700
  3,000,000   5.625% due 09/30/2001 .............................     2,971,140
  1,000,000   5.875% due 11/30/2001 .............................       993,640
  3,000,000   6.250% due 01/31/2002 .............................     2,999,790
  4,000,000   6.625% due 04/30/2002 .............................     4,030,640
  5,000,000   6.250% due 06/30/2002 .............................     4,998,800
  2,000,000   6.000% due 07/31/2002 .............................     1,989,080
  5,000,000   5.750% due 10/31/2002 .............................     4,933,100
  1,000,000   5.625% due 12/31/2002 .............................       982,370
  1,000,000   5.500% due 01/31/2003 .............................       977,340
  3,000,000   5.500% due 02/28/2003 .............................     2,928,630
  6,000,000   5.500% due 05/31/2003 .............................     5,845,500
  5,000,000   5.250% due 08/15/2003 .............................     4,822,750
  3,000,000   5.250% due 05/15/2004 .............................     2,874,540
  4,000,000   6.000% due 08/15/2004 .............................     3,938,120
                                                                   ------------
              Total U.S. Treasury Obligations
               (Cost $75,189,375) ...............................    74,056,645
                                                                   ------------
DISCOUNT COMMERCIAL PAPER -- 3.7%
  (Cost $7,711,286)
  7,713,000   UBS Finance,
               3.651%(DOUBLE DAGGER) due 01/03/2000 .............     7,711,286
                                                                   ------------
TOTAL INVESTMENTS (COST $206,341,662*) ................    98.0%    202,857,032
OTHER ASSETS AND LIABILITIES (NET) ....................      2.0      4,251,645
                                                          ------   ------------
NET ASSETS ............................................   100.0%   $207,108,677
                                                          ======   ============
------------------------------
 *                             Aggregate cost for Federal tax purposes was
                               $206,350,592.
**                             Security is exempt from  registration  under Rule
                               144A of the Securities Act of 1933. These
                               securities may be resold in transactions exempt
                               from registration to qualified institutional
                               buyers.
(DOUBLE DAGGER)                Annualized yield at date of purchase.
(DOUBLE DAGGER)(DOUBLE DAGGER) Floating Rate security.
                               Rate shown is in effect at 12/31/1999.


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                       -----------

GOVERNMENT BONDS -- 94.6%
  AUSTRALIA -- 3.6%
              Queensland Treasury Corporation:
$   920,000    8.000% due 05/14/2003 .............................  $   625,859
    750,000    6.500% due 06/14/2005 .............................      481,789
                                                                    -----------
                                                                      1,107,648
                                                                    -----------
  BELGIUM -- 3.3%
  1,000,000   Kingdom of Belgium,
               6.500% due 03/25/2002 .............................      994,500
                                                                    -----------
  CANADA -- 4.4%
  1,970,000   Government of Canada,
               5.250% due 09/01/2003 .............................    1,323,114
                                                                    -----------
  DENMARK -- 3.3%
              Kingdom of Denmark:
  4,675,000    6.000% due 11/15/2002 .............................      649,694
  2,610,000    5.000% due 08/15/2005 .............................      347,581
                                                                    -----------
                                                                        997,275
                                                                    -----------
  FRANCE -- 8.7%
              Government of France:
    614,000    5.500% due 04/25/2004 .............................      635,583
    800,000    3.500% due 07/12/2004 .............................      762,166
  1,323,000    5.500% due 04/25/2029 .............................    1,247,439
                                                                    -----------
                                                                      2,645,188
                                                                    -----------
  GERMANY -- 20.3%
    526,000   Bundesobligation,
               4.500% due 05/17/2002 .............................      531,668
              Bundesrepublik:
    447,000    5.125% due 11/21/2000 .............................      455,576
     76,000    5.250% due 02/21/2001 .............................       77,703
    665,000    6.750% due 07/15/2004 .............................      721,364
  1,313,000    6.000% due 01/05/2006 .............................    1,384,810
  1,799,000    6.000% due 01/04/2007 .............................    1,895,578
  1,210,000    3.750% due 01/04/2009 .............................    1,084,098
                                                                    -----------
                                                                      6,150,797
                                                                    -----------
  GREECE -- 1.8%
187,500,000   Hellenic Republic,
               6.000% due 02/19/2006 .............................      560,869
                                                                    -----------
  ITALY -- 7.3% Republic of Italy:
    850,000    3.000% due 06/15/2002 .............................      838,012
    840,000    3.750% due 09/01/2002 .............................      830,353
    590,000    6.000% due 05/29/2008 .............................      536,163
                                                                    -----------
                                                                      2,204,528
                                                                    -----------
  JAPAN -- 1.4%
    250,000   Japan Financial Corporation for
               Municipal Enterprises,
               8.375% due 12/07/2006 .............................      437,504
                                                                    -----------
  NETHERLANDS -- 4.3%
  1,230,000   Dutch Government,
               6.000% due 01/15/2006 .............................    1,295,041
                                                                    -----------
  SPAIN -- 4.2% Government of Spain:
    760,000    4.500% due 07/30/2004 .............................      752,139
    540,000    4.500% due 07/30/2004 .............................      533,662
                                                                    -----------
                                                                      1,285,801
                                                                    -----------
  SUPRANATIONAL -- 6.6%
    560,000   Asian Development Bank,
               6.750% due 06/11/2007 .............................      550,032
    430,000   European Investment Bank,
               8.000% due 06/10/2003 .............................      717,014
              Kfw International Finance:
    150,000    5.500% due 06/18/2004 .............................      230,483
    320,000    5.500% due 06/18/2004 .............................      491,697
                                                                    -----------
                                                                      1,989,226
                                                                    -----------




   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                       -----------

  UNITED KINGDOM -- 4.5%
              U.K. Treasury:
$   440,000    7.000% due 06/07/2002 .............................  $   720,682
    405,000    6.500% due 12/07/2003 .............................      661,244
                                                                    -----------
                                                                      1,381,926
                                                                    -----------
  UNITED STATES -- 20.9%
    830,000   Federal National Mortgage Association,
               4.625% due 10/15/2001 .............................      804,457
              U.S. Treasury Bonds:
  1,690,000    7.250% due 05/15/2016 .............................    1,767,605
  1,730,000    7.500% due 11/15/2016 .............................    1,852,017
              U.S. Treasury Notes:
    930,000    5.500% due 02/15/2008 .............................      871,419
    580,000    5.625% due 05/15/2008 .............................      545,809
    580,000    4.750% due 11/15/2008 .............................      512,007
                                                                    -----------
                                                                      6,353,314
                                                                    -----------
              Total Government Bonds
               (Cost $30,741,860) ................................   28,726,731
                                                                    -----------
TOTAL INVESTMENTS (COST $30,741,860*) ..................   94.6%     28,726,731
OTHER ASSETS AND LIABILITIES (NET) .....................     5.4      1,644,666
                                                          ------   ------------
NET ASSETS .............................................  100.0%    $30,371,397
                                                          ======   ============
------------------------------
*  Aggregate cost for Federal tax purposes.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  CAD -- Canadian Dollar
                  DK -- Danish Kroner
                  EMU -- European Monetary Unit
                  GBP -- Great British Pound Sterling
                  JPY -- Japanese Yen
--------------------------------------------------------------------------------

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

                        FORWARD FOREIGN CURRENCY EXCHANGE
                                CONTRACTS TO BUY

                CONTRACTS TO RECEIVE
            ------------------------------
EXPIRATION       LOCAL         IN EXCHANGE   VALUE IN     UNREALIZED
   DATE        CURRENCY        FOR U.S. $      U.S. $    APPRECIATION
----------  ----------------  ------------  ----------  --------------
02/18/2000  JPY  640,684,050  $6,220,606    $6,322,397     $101,791
03/01/2000  CAD      285,000     194,539       197,729        3,190
                                                         ----------
                                                           $104,981
                                                         ----------

                        FORWARD FOREIGN CURRENCY EXCHANGE
                                CONTRACTS TO SELL

                CONTRACTS TO DELIVER
            ------------------------------                UNREALIZED
EXPIRATION       LOCAL       IN EXCHANGE    VALUE IN     APPRECIATION/
   DATE        CURRENCY      FOR U.S. $      U.S. $     (DEPRECIATION)
----------  ----------------  ------------  ----------  --------------
02/10/2000  EMU    1,200,000  $1,225,896    $1,212,536    $ 13,360
02/25/2000  GBP      810,000   1,312,783     1,308,473       4,310
02/28/2000  DK     6,300,000     903,744       856,032      47,712
03/01/2000  CAD      970,000     658,520       672,974     (14,454)
                                                          --------
                                                          $ 50,928
                                                          --------
 Net Unrealized Appreciation of Forward
   Foreign Currency Exchange Contracts ................   $155,909
                                                          ========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
   SHARES                                                            (NOTE 1)
  ---------                                                        ------------

COMMON STOCKS -- 53.4%
   AEROSPACE/DEFENSE -- 1.3%
    200,000   Fuji Heavy Industries Ltd. ........................  $  1,370,265
     75,000   Honeywell International Inc. ......................     4,326,562
    214,000   Mitsubishi Motors Corporation(DAGGER) .............       730,997
     32,759   Raytheon Company, Class A .........................       812,833
     26,800   United Technologies Corporation ...................     1,742,000
                                                                   ------------
                                                                      8,982,657
                                                                   ------------
   AUTOMOTIVE -- 1.9%
    167,200   Delphi Automotive Systems Corporation .............     2,633,400
     72,300   Ford Motor Company ................................     3,863,531
    121,500   TRW Inc. ..........................................     6,310,406
                                                                   ------------
                                                                     12,807,337
                                                                   ------------
   BANKS -- 2.7%
     70,400   Bank of America Corporation .......................     3,533,200
     76,300   Bank of New York Company, Inc. ....................     3,052,000
     44,800   Bank One Corporation ..............................     1,436,400
    106,600   Mellon Financial Corporation ......................     3,631,062
     84,600   PNC Bank Corporation ..............................     3,764,700
     35,800   State Street Corporation ..........................     2,615,637
                                                                   ------------
                                                                     18,032,999
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 3.5%
     89,700   Gannett Company, Inc. .............................     7,316,156
     20,400   MediaOne Group, Inc.(DAGGER) ......................     1,566,975
    110,500   The New York Times Company, Class A ...............     5,428,312
     93,700   Time Warner Inc. ..................................     6,787,394
     47,300   Tribune Company ...................................     2,604,456
                                                                   ------------
                                                                     23,703,293
                                                                   ------------
   CHEMICALS -- 2.2%
    152,400   Akzo Nobel N.V. ...................................     7,644,545
      7,300   The Dow Chemical Company ..........................       975,462
    101,000   Engelhard Corporation .............................     1,906,375
    103,300   Rohm & Haas Company ...............................     4,203,019
                                                                   ------------
                                                                     14,729,401
                                                                   ------------
   COMPUTER INDUSTRY -- 1.2%
     30,800   Hewlett-Packard Company ...........................     3,509,275
     43,900   International Business Machines Corporation .......     4,741,200
                                                                   ------------
                                                                      8,250,475
                                                                   ------------
   CONSUMER PRODUCTS -- 0.8%
      6,000   Eastman Kodak Company .............................       397,500
     72,000   Fortune Brands, Inc. ..............................     2,380,500
     35,000   Kimberly-Clark Corporation ........................     2,283,750
     15,000   The Sherwin-Williams Company ......................       315,000
                                                                   ------------
                                                                      5,376,750
                                                                   ------------
   ELECTRONICS -- 1.6%
      5,170   Agilent Technologies, Inc.(DAGGER) ................       399,706
     98,500   Emerson Electric Company ..........................     5,651,437
    275,000   Hitachi Ltd. ......................................     4,414,212
                                                                   ------------
                                                                     10,465,355
                                                                   ------------
   FINANCIAL SERVICES -- 2.4%
     10,600   American Express Company ..........................     1,762,250
     97,250   Citigroup, Inc. ...................................     5,403,453
     90,700   Edwards (A.G.), Inc. ..............................     2,908,069
     23,600   Freddie Mac .......................................     1,110,675
     26,400   Merrill Lynch & Company, Inc. .....................     2,204,400
     20,000   Morgan Stanley Dean Witter & Company ..............     2,855,000
                                                                   ------------
                                                                     16,243,847
                                                                   ------------



                                                                      VALUE
   SHARES                                                            (NOTE 1)
  ---------                                                        ------------

   FOOD AND BEVERAGES -- 3.2%
     20,000   Anheuser-Busch Companies, Inc. ....................  $  1,417,500
    229,488   Archer-Daniels Midland Company ....................     2,796,885
     24,000   Bestfoods .........................................     1,261,500
    360,547   Diageo Plc ........................................     2,900,310
     67,200   General Mills, Inc. ...............................     2,402,400
     30,500   Hershey Foods Corporation .........................     1,448,750
     24,300   McCormick & Company, Inc. .........................       722,925
      2,605   Nestle S.A. .......................................     4,772,207
     52,800   The Quaker Oats Company ...........................     3,465,000
                                                                   ------------
                                                                     21,187,477
                                                                   ------------
   HEALTH CARE -- 0.1%
     11,400   Baxter International Inc. .........................       716,062
                                                                   ------------
   HOTELS/RESORTS -- 0.6%
    106,000   Harrah's Entertainment, Inc.(DAGGER) ..............     2,802,375
     19,600   Hilton Hotels Corporation .........................       188,650
     23,000   MGM Grand, Inc.(DAGGER) ...........................     1,157,187
                                                                   ------------
                                                                      4,148,212
                                                                   ------------
   INSURANCE -- 6.7%
     48,900   The Allstate Corporation ..........................     1,173,600
     20,750   American International Group, Inc. ................     2,243,594
     48,400   Aon Corporation ...................................     1,936,000
     20,200   AXA ...............................................     2,815,949
    135,800   AXA Financial, Inc. ...............................     4,600,225
     39,500   The Chubb Corporation .............................     2,224,344
     53,300   CIGNA Corporation .................................     4,293,981
    164,600   The Hartford Financial Services
               Group, Inc. ......................................     7,797,925
     33,650   Jefferson-Pilot Corporation .......................     2,296,612
    141,400   Lincoln National Corporation ......................     5,656,000
     19,700   Marsh & McLennan Companies, Inc. ..................     1,885,044
     96,100   ReliaStar Financial Corporation ...................     3,765,919
    139,800   The St. Paul Companies, Inc. ......................     4,709,512
                                                                   ------------
                                                                     45,398,705
                                                                   ------------
   LEISURE ENTERTAINMENT -- 0.3%
     76,800   The Walt Disney Company ...........................     2,246,400
                                                                   ------------
   MANUFACTURING -- 0.8%
     43,800   Deere & Company ...................................     1,899,825
      6,900   General Electric Company ..........................     1,067,775
     26,800   Ingersoll-Rand Company ............................     1,475,675
     12,200   PPG Industries, Inc. ..............................       763,262
     10,306   Tyco International Ltd. ...........................       400,646
                                                                   ------------
                                                                      5,607,183
                                                                   ------------
   METALS/MINING -- 0.3%
     22,500   Alcoa Inc. ........................................     1,867,500
     22,300   CONSOL Energy Inc. ................................       225,787
                                                                   ------------
                                                                      2,093,287
                                                                   ------------
   OIL AND GAS -- 9.8%
     21,000   Apache Corporation ................................       775,687
    228,542   BP Amoco Plc, ADR .................................    13,555,397
     20,800   Chevron Corporation ...............................     1,801,800
    201,500   The Coastal Corporation ...........................     7,140,656
     44,150   Columbia Energy Group .............................     2,792,487
    143,200   Conoco Inc., Class A ..............................     3,544,200
     69,000   Devon Energy Corporation ..........................     2,268,375
     80,800   El Paso Energy Corporation ........................     3,136,050
    102,058   Exxon Mobil Corporation ...........................     8,222,014
    137,800   Halliburton Company ...............................     5,546,450
     83,900   National Fuel Gas Company .........................     3,901,350


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
   SHARES                                                            (NOTE 1)
  ---------                                                        ------------

COMMON STOCKS -- (CONTINUED)
   OIL AND GAS -- (CONTINUED)
    204,700   Noble Drilling Corporation(DAGGER) ................  $  6,703,925
     47,000   Royal Dutch Petroleum Company,
               NY Shares ........................................     2,840,563
      6,700   Texaco Inc. .......................................       363,894
     45,600   Unocal Corporation ................................     1,530,450
     67,300   The Williams Companies, Inc. ......................     2,056,856
                                                                   ------------
                                                                     66,180,154
                                                                   ------------
   PAPER AND FOREST PRODUCTS -- 1.5%
     81,200   Bowater Inc. ......................................     4,410,175
     70,300   Champion International Corporation ................     4,354,206
     24,700   International Paper Company .......................     1,394,006
                                                                   ------------
                                                                     10,158,387
                                                                   ------------
   PHARMACEUTICALS -- 1.1%
     56,800   American Home Products Corporation ................     2,240,050
     12,000   Bristol-Myers Squibb Company ......................       770,250
     62,900   Pharmacia & Upjohn, Inc. ..........................     2,830,500
     26,400   SmithKline Beecham Plc, ADR .......................     1,701,150
                                                                   ------------
                                                                      7,541,950
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.0%#
      7,000   Boston Properties, Inc. ...........................       217,875
                                                                   ------------
   RESTAURANTS -- 0.6%
     94,300   McDonald's Corporation ............................     3,801,469
                                                                   ------------
   RETAIL -- 1.1%
     26,300   Dayton Hudson Corporation .........................     1,931,406
    134,300   The Kroger Company(DAGGER) ........................     2,534,912
     71,400   Safeway Inc.(DAGGER) ..............................     2,539,162
                                                                   ------------
                                                                      7,005,480
                                                                   ------------
   SERVICES -- 0.3%
     15,500   W.W. Grainger, Inc. ...............................       741,094
     61,900   Xerox Corporation .................................     1,404,356
                                                                   ------------
                                                                      2,145,450
                                                                   ------------
   TELECOMMUNICATIONS -- 6.7%
     15,000   ALLTEL Corporation ................................     1,240,312
     38,150   AT&T Corporation ..................................     1,936,112
     41,300   Bell Atlantic Corporation .........................     2,542,531
    161,700   GTE Corporation ...................................    11,409,956
     70,000   Motorola, Inc. ....................................    10,307,500
     52,000   Nippon Telegraph & Telephone
               Corporation, ADR .................................     4,478,500
    141,066   SBC Communications Inc. ...........................     6,876,967
     32,900   Sprint Corporation ................................     2,214,581
     33,000   Telephone and Data Systems, Inc. ..................     4,158,000
                                                                   ------------
                                                                     45,164,459
                                                                   ------------
   TRANSPORTATION -- 0.4%
     49,100   Burlington Northern Santa Fe Corporation ..........     1,190,675
     31,800   Canadian National Railway Company .................       836,737
      9,520   United Parcel Service, Inc., Class B(DAGGER) ......       656,880
                                                                   ------------
                                                                      2,684,292
                                                                   ------------
   UTILITIES -- 2.3%
     75,200   Carolina Power & Light Company ....................     2,288,900
     33,700   CMS Energy Corporation ............................     1,051,019
     58,000   Duke Energy Corporation ...........................     2,907,250
     52,700   Eastern Enterprises ...............................     3,026,956
     37,000   FirstEnergy Corporation ...........................       839,437
     13,700   GPU, Inc. .........................................       410,144
     69,700   Pinnacle West Capital Corporation .................     2,130,206



                                                                      VALUE
   SHARES                                                            (NOTE 1)
  ---------                                                        ------------



   UTILITIES -- (CONTINUED)
     55,152   Sierra Pacific Resources ..........................  $    954,819
     22,800   Texas Utilities Company ...........................       810,825
     47,000   Washington Gas Light Company ......................     1,292,500
                                                                   ------------
                                                                     15,712,056
                                                                   ------------
              Total Common Stocks
               (Cost $336,017,969) ..............................   360,601,012
                                                                   ------------
PREFERRED STOCKS -- 2.2%
   FINANCIAL SERVICES -- 0.0%#
      5,038   NB Capital Corporation ............................       108,317
                                                                   ------------
   FOOD AND BEVERAGES -- 0.2%
     25,100   The Seagram Company Ltd. ..........................     1,129,500
                                                                   ------------
   INSURANCE -- 0.3%
     81,900   Lincoln National Corporation ......................     1,801,800
                                                                   ------------
   MANUFACTURING -- 0.3%
     68,600   Owens-Illinois, Inc. ..............................     2,143,750
                                                                   ------------
   OIL AND GAS -- 0.5%
     43,900   Apache Corporation ................................     1,558,450
     38,600   El Paso Energy Capital Trust I ....................     1,944,475
                                                                   ------------
                                                                      3,502,925
                                                                   ------------
   RETAIL -- 0.3%
     34,900   CVS Corporation ...................................     2,486,625
                                                                   ------------
   UTILITIES -- 0.6%
     47,700   CMS Energy Corporation ............................     1,615,838
     30,000   NiSource Inc. .....................................     1,081,875
     29,100   Texas Utilities Company                                 1,269,488
                                                                   ------------
                                                                      3,967,201
                                                                   ------------
              Total Preferred Stocks
               (Cost $16,756,565) ...............................    15,140,118
                                                                   ------------
   PRINCIPAL
    AMOUNT
  -----------
CORPORATE BONDS -- 22.8%
   ADVERTISING -- 0.0%#
$     250,000 Outdoor Systems, Inc.,
               8.875% due 06/15/2007 ............................       256,875
                                                                   ------------
   AEROSPACE/DEFENSE -- 0.1%
    600,000   BE Aerospace, Inc.,
               8.000% due 03/01/2008 ............................       525,000
    237,000   Raytheon Company,
               7.200% due 08/15/2027 ............................       212,034
                                                                   ------------
                                                                        737,034
                                                                   ------------
   AIRLINES -- 1.0%
    612,000   American Airlines, Inc.,
               6.855% due 04/15/2009 ............................       603,539
  1,776,000   Atlas Air, Inc.,
               7.200% due 01/02/2019 ............................     1,640,251
              Continental Airlines, Inc.:
     91,141    9.500% due 10/15/2013 ............................        97,663
     23,249    10.220% due 07/02/2014 ...........................        24,378
  1,223,100    6.648% due 09/15/2017 ............................     1,107,108
    488,790    6.545% due 02/02/2019 ............................       443,638
  1,100,000    7.256% due 03/15/2020 ............................     1,051,859
              Northwest Airlines, Inc.:
    649,000    7.575% due 03/01/2019 ............................       623,738
  1,498,733    6.810% due 02/01/2020 ............................     1,369,171
                                                                   ------------
                                                                      6,961,345
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

CORPORATE BONDS -- (CONTINUED)
  AUTOMOTIVE -- 1.4%
              DaimlerChrysler North America
               Holding Corporation:
$ 5,464,000    6.630% due 09/21/2001 ............................  $  5,440,444
    208,000    7.200% due 09/01/2009 ............................       204,565
    375,000   Federal-Mogul Corporation,
               7.500% due 07/01/2004 ............................       355,358
              Ford Motor Company:
    627,000    6.625% due 10/01/2028 ............................       546,900
  1,106,000    7.450% due 07/16/2031 ............................     1,066,416
    280,000    8.900% due 01/15/2032 ............................       315,689
    335,000   General Motors Corporation,
               9.400% due 07/15/2021 ............................       389,479
    789,000   Lear Corporation,
               7.960% due 05/15/2005** ..........................       760,418
    542,000   TRW Inc.,
               7.125% due 06/01/2009** ..........................       515,833
                                                                   ------------
                                                                      9,595,102
                                                                   ------------
  BANKS -- 0.3%
  1,318,000   The Chase Manhattan Corporation,
               6.750% due 12/01/2004 ............................     1,277,806
    225,000   Riggs National Corporation,
               9.650% due 06/15/2009 ............................       225,802
    250,000   Washington Mutual Capital I,
               8.375% due 06/01/2027 ............................       239,478
                                                                   ------------
                                                                      1,743,086
                                                                   ------------
  BROADCAST, RADIO AND TELEVISION -- 0.6%
  1,000,000   Adelphia Communications Corporation,
               10.178%(a) due 01/15/2008 ........................       443,750
    250,000   AMFM, Inc.,
               8.750% due 06/15/2007 ............................       253,125
    792,000   Belo (A.H.) Corporation,
               7.750% due 06/01/2027 ............................       747,858
    300,000   FrontierVision L.P.,
               11.000% due 10/15/2006 ...........................       319,500
  2,224,000   Hearst-Argyle Television, Inc.,
               7.500% due 11/15/2027 ............................     2,068,280
    357,000   News America Inc.,
               6.703% due 05/21/2004 ............................       344,426
                                                                   ------------
                                                                      4,176,939
                                                                   ------------
  CHEMICALS -- 0.3%
  2,090,000   Lyondell Chemical Company,
               9.625% due 05/01/2007 ............................     2,147,475
                                                                   ------------
  COMPUTER INDUSTRY -- 0.0%#
    238,000   Unisys Corporation,
               12.000% due 04/15/2003 ...........................       255,255
                                                                   ------------
  CONSTRUCTION / BUILDING MATERIALS -- 0.4%
  2,197,000   McDermott Inc.,
               9.375% due 03/15/2002 ............................     2,247,645
    300,000   Nortek, Inc.,
               9.250% due 03/15/2007 ............................       294,000
                                                                   ------------
                                                                      2,541,645
                                                                   ------------
  CONSUMER PRODUCTS -- 0.0%#
     84,000   Jones Apparel Group, Inc.,
               6.250% due 10/01/2001** ..........................        81,795
    252,000   Tommy Hilfiger Corporation,
               6.500% due 06/01/2003 ............................       240,479
                                                                   ------------
                                                                        322,274
                                                                   ------------


   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

  ELECTRONICS -- 0.1%
$   220,000   LSI Logic Corporation,
               4.250% due 03/15/2004**^ .........................  $    499,675
                                                                   ------------
  FINANCIAL SERVICES -- 5.5%
              Aristar, Inc.:
    716,000    7.375% due 09/01/2004 ............................       712,789
    392,000    7.250% due 06/15/2006 ............................       384,761
              Associates Corporation of North America:
  3,180,000    5.750% due 11/01/2003 ............................     3,030,298
  1,361,000    5.500% due 02/15/2004 ............................     1,279,035
    322,000   AT&T Capital Corporation,
               6.250% due 05/15/2001 ............................       318,725
  1,032,000   Beaver Valley Funding Corporation,
               9.000% due 06/01/2017 ............................     1,030,710
  3,990,000   Bell Atlantic Financial Services, Inc.,
               4.250% due 09/15/2005** ..........................     4,907,700
    100,000   Capital One Financial Corporation,
               7.250% due 12/01/2003 ............................        97,878
    801,000   Conseco Financial Corporation,
               10.250% due 06/01/2002 ...........................       838,089
    100,000   Colonial Capital II,
               8.920% due 01/15/2027 ............................        88,611
    510,000   Countrywide Home Loans, Inc.,
               6.250% due 04/15/2009 ............................       458,820
  1,250,000   Criimi Mae Commercial Mortgage Trust,
               7.000% due 03/02/2011 ............................     1,023,438
    665,000   Finova Capital Corporation,
               6.125% due 03/15/2004 ............................       632,123
              Ford Motor Credit Company:
  2,359,000    5.750% due 02/23/2004 ............................     2,236,817
  3,107,000    6.700% due 07/16/2004 ............................     3,042,825
  2,591,000    7.375% due 10/28/2009 ............................     2,563,074
              General Electric Capital Corporation:
    457,000    8.850% due 03/01/2007 ............................       495,328
    929,000    8.625% due 06/15/2008 ............................     1,000,792
  1,073,000    8.300% due 09/20/2009 ............................     1,140,378
              General Motors Acceptance Corporation:
  2,500,000    7.375% due 06/18/2001 ............................     2,520,915
    732,000    5.950% due 03/14/2003 ............................       706,587
              GS Escrow Corporation:
  1,211,000    6.750% due 08/01/2001** ..........................     1,176,184
  1,231,000    7.125% due 08/01/2005 ............................     1,100,355
  3,000,000   Goldman Sachs Group L.P.,
               5.900% due 01/15/2003** ..........................     2,893,512
    627,000   John Deere Capital Corporation,
               7.000% due 10/15/2002 ............................       623,793
              Midamerican Funding LLC:
    220,000    5.850% due 03/01/2001** ..........................       217,206
    687,000    6.927% due 03/01/2029** ..........................       596,200
              Midland Funding Corporation:
     82,042    10.330% due 07/23/2002 ...........................        86,260
     31,000    11.750% due 07/23/2005 ...........................        33,842
  1,121,000   Morgan Stanley Dean Witter & Company,
               7.125% due 01/15/2003 ............................     1,120,387
    401,000   Socgen Real Estate LLC,
               7.640% due 12/29/2049** ..........................       368,184
    793,000   SunAmerica Institutional Funding,
               5.750% due 02/16/2009 ............................       707,753
                                                                   ------------
                                                                     37,433,369
                                                                   ------------
  FOOD AND BEVERAGES -- 0.6%
              Joseph E. Seagrams and Sons, Inc.:
  1,042,000    5.790% due 04/15/2001 ............................     1,023,109
  1,355,000    6.400% due 12/15/2003 ............................     1,306,270


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

CORPORATE BONDS -- (CONTINUED)
  FOOD AND BEVERAGES -- (CONTINUED)
              Joseph E. Seagrams and Sons, Inc. (Continued):
$ 1,193,000    7.500% due 12/15/2018 ............................  $  1,130,241
    440,000    7.600% due 12/15/2028 ............................       415,740
    165,000   Nabisco, Inc.,
               6.375% due 02/01/2005 ............................       155,278
                                                                   ------------
                                                                      4,030,638
                                                                   ------------
  INSURANCE -- 0.8%
  1,822,000   AFLAC, Inc.,
               6.500% due 04/15/2009 ............................     1,673,410
    356,000   Atlantic Mutual Insurance Company,
               8.150% due 02/15/2028** ..........................       267,954
    430,000   Conseco, Inc.,
               6.400% due 06/15/2001 ............................       419,486
  3,100,000   Loews Corporation,
               3.125% due 09/15/2007 ............................     2,542,000
    380,000   Providian Capital I,
               9.525% due 02/01/2027** ..........................       322,960
                                                                   ------------
                                                                      5,225,810
                                                                   ------------
  LEISURE ENTERTAINMENT -- 1.2%
              Time Warner Entertainment:
  6,297,000    6.100% due 12/30/2001** ..........................     6,196,348
  1,240,000    10.150% due 05/01/2012 ...........................     1,461,561
    106,000    8.375% due 03/15/2023 ............................       110,833
                                                                   ------------
                                                                      7,768,742
                                                                   ------------
  MANUFACTURING -- 0.3%
    823,000   Cooper Tire and Rubber Company,
               7.250% due 12/16/2002 ............................       817,741
    441,000   Eaton Corporation,
               6.950% due 11/15/2004 ............................       431,738
    494,000   Owens-Illinois, Inc.,
               8.100% due 05/15/2007 ............................       470,258
                                                                   ------------
                                                                      1,719,737
                                                                   ------------
  OIL AND GAS -- 1.1%
  1,258,000   The Coastal Corporation,
               6.200% due 05/15/2004 ............................     1,200,768
    993,000   Northern Natural Gas Company,
               7.000% due 06/01/2011** ..........................       921,008
    948,000   Occidental Petroleum Corporation,
               6.400% due 04/01/2013 ............................       913,742
  3,171,000   Phillips Petroleum Company,
               7.000% due 03/30/2029 ............................     2,857,673
    650,000   Tennessee Gas Pipeline Company,
               7.625% due 04/01/2037 ............................       595,022
    100,000   Texas Gas Transmission Corporation,
               7.250% due 07/15/2027 ............................        91,120
    205,000   Ultramar Diamond Shamrock Corporation,
               7.200% due 10/15/2017 ............................       183,946
    650,000   The Williams Companies, Inc.,
               7.625% due 07/15/2019 ............................       625,505
    376,000   Williams Gas Pipeline,
               7.375% due 11/15/2006**^ .........................       367,168
                                                                   ------------
                                                                      7,755,952
                                                                   ------------
  PAPER AND FOREST PRODUCTS -- 1.4%
              Georgia Pacific Corporation:
    321,000    9.950% due 06/15/2002 ............................       339,667
  2,500,000    7.700% due 06/15/2015 ............................     2,429,009
     10,000    9.875% due 11/01/2021 ............................        10,804
  1,000,000    9.500% due 05/15/2022 ............................     1,058,677
    284,000    7.250% due 06/01/2028 ............................       256,233



   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

PAPER AND FOREST PRODUCTS -- (CONTINUED)
 $4,906,000    7.750% due 11/15/2029 ............................  $  4,688,531
    153,000   Upm-Kymmene Corporation,
               7.450% due 11/26/2027** ..........................       138,294
    250,000   U.S. Timberlands Klamath Falls, LLC,
               9.625% due 11/15/2007 ............................       232,188
                                                                   ------------
                                                                      9,153,403
                                                                   ------------
  PHARMACEUTICALS -- 0.1%
              Rite Aid Corporation:
    947,000    6.000% due 10/01/2003** ..........................       658,165
    314,000    7.125% due 01/15/2007 ............................       238,640
                                                                   ------------
                                                                        896,805
                                                                   ------------
  RETAIL -- 0.5%
              Federated Department Stores, Inc.,
  1,615,000    8.500% due 06/15/2003 ............................     1,666,475
    195,000    6.300% due 04/01/2009 ............................       177,235
    357,000   Saks Inc.,
               7.250% due 12/01/2004 ............................       340,188
  1,183,000   Wal-Mart Stores, Inc.,
               6.550% due 08/10/2004 ............................     1,164,555
                                                                   ------------
                                                                      3,348,453
                                                                   ------------
  SERVICES -- 0.3%
    427,000   Protection One Alarm
               Monitoring, Inc.,
               7.375% due 08/15/2005 ............................       341,600
              Xerox Corporation:
  1,220,000    0.570% due 04/21/2018** ..........................       655,750
  2,220,000    0.570% due 04/21/2018** ..........................     1,187,700
                                                                   ------------
                                                                      2,185,050
                                                                   ------------
  TELECOMMUNICATIONS -- 2.0%
              AT&T Corporation:
  1,728,000    9.650% due 03/31/2027 ............................     1,904,021
    627,000    6.500% due 03/15/2029 ............................       538,404
              Cable and Wireless
               Communications, Plc:
  1,110,000    6.625% due 03/06/2005 ............................     1,100,411
    325,000    6.750% due 12/01/2008 ............................       322,355
  1,549,000   Comcast Corporation,
               9.125% due 10/15/2006 ............................     1,616,769
    200,000   MCI WorldCom, Inc.,
               8.875% due 01/15/2006 ............................       209,217
    995,000   Qwest Communications
               International, Inc.,
               7.500% due 11/01/2008 ............................       980,075
              Sprint Capital Corporation:
  1,733,000    6.500% due 11/15/2001 ............................     1,717,900
  2,018,000    5.875% due 05/01/2004 ............................     1,915,429
    802,000    6.375% due 05/01/2009 ............................       739,166
  2,315,000    6.900% due 05/01/2019 ............................     2,116,479
    490,000   Telecomunicaciones de Puerto Rico,
               6.650% due 05/15/2006 ............................       461,583
                                                                   ------------
                                                                     13,621,809
                                                                   ------------
  TRANSPORTATION -- 0.3%
    757,000   AMERCO, Inc.,
               7.850% due 05/15/2003 ............................       742,730
              Union Pacific Corporation:
    413,000    5.780% due 10/15/2001 ............................       404,131
    640,000    6.340% due 11/25/2003 ............................       616,259
                                                                   ------------
                                                                      1,763,120
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

CORPORATE BONDS -- (CONTINUED)
  UTILTIES -- 4.5%
$ 2,000,000   AEP Generating Corporation,
               9.810% due 12/07/2021 ............................  $  2,198,044
  1,704,000   CE Generation, LLC,
               7.416% due 12/15/2018** ..........................     1,568,003
              Cleveland Electric Illuminating
               Company:
    680,000    7.670% due 07/01/2004 ............................       673,692
    700,000    9.000% due 07/01/2023 ............................       704,768
    201,000    7.880% due 11/01/2017 ............................       189,677
              CMS Energy Corporation:
    621,000    8.000% due 07/01/2001 ............................       613,984
  2,463,000    8.375% due 07/01/2003 ............................     2,409,720
  1,700,000    6.750% due 01/15/2004 ............................     1,577,370
  1,359,000   Commonwealth Edison Company,
               8.500% due 07/15/2022 ............................     1,339,244
              The Connecticut Light and
               Power Company:
  1,000,000    8.590% due 06/05/2003** ..........................     1,006,380
    415,000    7.875% due 10/01/2024 ............................       417,586
              El Paso Electric Company:
  2,958,000    8.250% due 02/01/2003 ............................     3,001,275
    140,000    8.900% due 02/01/2006 ............................       144,321
    760,000   Empresa Electrica Guacolda S.A.,
               7.600% due 04/30/2001** ..........................       738,150
    682,000   Entergy Mississippi, Inc.,
               6.200% due 05/01/2004 ............................       648,753
     15,000   MidAmerican Energy Holdings,
               7.230% due 09/15/2005 ............................        14,695
              Niagara Mohawk Power Corporation:
    604,877    7.250% due 10/01/2002 ............................       603,302
    213,976    7.625% due 10/01/2005 ............................       214,566
  4,636,000    8.500% due 07/01/2010 ............................     3,505,302
    364,000    8.770% due 01/01/2018 ............................       383,448
    270,000    8.750% due 04/01/2022 ............................       270,555
     90,000    8.500% due 07/01/2023 ............................        87,405
    101,000   North Atlantic Energy Corporation,
               9.050% due 06/01/2002 ............................       101,276
    162,973   Northeast Utilities Corporation,
               8.580% due 12/01/2006 ............................       158,135
              Salton Sea Funding Corporation:
     15,305    7.370% due 05/30/2005 ............................        14,960
    800,000    7.840% due 05/30/2010 ............................       774,229
    862,166   Seabrook Station - Unit 1,
               7.830% due 01/02/2019 ............................       808,605
    227,658   System Energy Resources,
               7.430% due 01/15/2011 ............................       215,799
              Texas Utilities Company:
    371,000    6.150% due 05/15/2002** ..........................       359,786
    514,000    5.940% due 10/15/2011 ............................       505,183
  1,238,000   Toledo Edison Company,
               7.875% due 08/01/2004 ............................     1,240,429
    352,000   UtiliCorp United Inc.,
               7.000% due 07/15/2004 ............................       340,453
  1,222,709   Waterford 3 Funding,
               8.090% due 01/02/2017 ............................     1,168,841
  2,141,000   Wisconsin Electric Power,
               6.625% due 12/01/2002 ............................     2,121,446
                                                                   ------------
                                                                     30,119,382
                                                                   ------------
              Total Corporate Bonds
               (Cost $160,381,378) ..............................   154,258,975
                                                                   ------------



   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
$   825,000   America Express Credit
               Account Master Trust,
               5.600% due 11/15/2006 ............................  $    768,347
     94,640   Blackrock Capital Finance, LP,
               7.750% due 09/25/2026 ............................        52,052
    405,675   Beneficial Mortgage Corporation,
               6.610%(DOUBLE DAGGER)(DOUBLE DAGGER) due 09/28/2037      404,474
    874,000   Chase Commercial Mortgage
               Securities Corporation,
               6.390% due 11/18/2008 ............................       812,130
    449,000   Criimi Mae CMBS Corporation,
               6.701% due 05/20/2008^ ...........................       402,802
  1,526,000   Ford Credit Auto Owner Trust,
               6.200% due 04/15/2002 ............................     1,523,013
    327,000   Illinois Power Special Purpose Trust,
               5.260% due 06/25/2003 ............................       321,703
              Jet Equipment Trust:
     50,000    9.410% due 06/15/2010** ..........................        53,245
     44,845    8.640% due 11/01/2012** ..........................        45,417
     10,000    10.690% due 11/01/2013** .........................        11,499
              Residential Accredit Loans, Inc.:
  1,000,000    7.000% due 03/25/2028 ............................       942,943
  1,625,000    6.750% due 10/25/2028 ............................     1,521,150
                                                                   ------------
              Total Collateralized Mortgage Obligations
               (Cost $7,185,811) ................................     6,858,775
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
  FEDERAL HOME LOAN BANK (FHLB) -- 0.1%
    800,000   5.700% due 03/03/2009 .............................       714,706
                                                                   ------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION
    (GOLD) (FGLMC) -- 0.2%
  1,485,585   Pool #C18106
               6.500% due 11/01/2028 ............................     1,402,021
                                                                   ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.3%
              Pool #410201
  1,270,000    5.722% due 02/01/2009 ............................     1,206,106
    675,000    6.625% due 09/15/2009 ............................       656,001
  2,988,957   Pool #436880
               6.500% due 08/01/2028 ............................     2,818,019
  2,941,303   Pool #430883
               6.500% due 09/01/2028 ............................     2,773,090
    473,055   Pool #440692
               6.500% due 11/01/2028 ............................       446,001
    291,490   Pool #443615
               6.500% due 11/01/2028 ............................       274,820
    309,974   Pool #446373
               6.500% due 11/01/2028 ............................       292,247
  2,971,467   Pool #450807
               6.500% due 11/01/2028 ............................     2,801,529
  1,323,217   Pool #452026
               6.500% due 11/01/2028 ............................     1,247,543
    685,702   Pool #252162
               6.500% due 12/01/2028 ............................       646,486
    316,235   Pool #454393
               6.500% due 12/01/2028 ............................       298,150
    698,251   Pool #479026
               6.500% due 01/01/2029 ............................       658,318
  1,164,709   Pool #513504
               8.000% due 09/01/2029 ............................     1,174,167
                                                                   ------------
                                                                     15,292,477
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 1999

   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 4.9%
$ 5,594,634   Pool #323416
               8.000% due 05/15/2022 ............................  $  5,654,050
              Pool #780598
    594,282    7.500% due 12/15/2023 ............................       588,339
    145,914    8.000% due 06/20/2025 ............................       144,462
    110,081   Pool #353404
               7.500% due 09/15/2025 ............................       108,911
    539,223   Pool #414736
               7.500% due 11/15/2025 ............................       533,492
     76,023   Pool #417340
               7.500% due 04/15/2026 ............................        75,215
    143,960   Pool #423906
               7.500% due 07/15/2026 ............................       142,429
     18,069   Pool #432725
               8.000% due 07/15/2026 ............................        18,261
    300,004   Pool #436405
               8.000% due 07/15/2026 ............................       303,190
     11,961   Pool #436440
               7.500% due 08/15/2026 ............................        11,833
    223,888   Pool #433213
               7.500% due 09/15/2026 ............................       221,508
    315,271   Pool #409052
               7.500% due 10/15/2026 ............................       311,919
  1,258,745   Pool #431365
               7.500% due 10/15/2026 ............................     1,245,365
    248,998   Pool #433128
               7.500% due 10/15/2026 ............................       246,351
     23,817   Pool #442177
               8.000% due 12/15/2026 ............................        24,070
    548,062   Pool #780498
               7.500% due 01/15/2027 ............................       542,581
    498,065   Pool #439051
               7.500% due 02/15/2027 ............................       492,770
     27,039   Pool #432446
               7.500% due 04/15/2027 ............................        26,752
    205,062   Pool #780546
               7.500% due 04/15/2027 ............................       203,011
    130,412   Pool #418877
               7.500% due 05/15/2027 ............................       129,026
    697,787   Pool #426435
               7.500% due 05/15/2027 ............................       690,370
     74,482   Pool #439558
               7.500% due 05/15/2027 ............................        73,690
    373,682   Pool #411815
               8.000% due 07/15/2027 ............................       377,651
    407,708   Pool #448957
               7.500% due 09/15/2027 ............................       403,374
    136,187   Pool #455301
               7.500% due 09/15/2027 ............................       134,739
    286,981   Pool #427811
               7.500% due 11/15/2027 ............................       283,930
    458,096   Pool #410449
               7.500% due 02/15/2028 ............................       453,227
     77,841   Pool #458872
               7.000% due 03/15/2028 ............................        75,214
     51,780   Pool #460810
               7.000% due 04/15/2028 ............................        50,032
  1,360,551   Pool #467737
               7.000% due 04/15/2028 ............................     1,314,633
    421,415   Pool #470480
               6.500% due 06/15/2029 ............................       395,864
    261,741   Pool #480413
               7.000% due 07/15/2028 ............................       252,907
    623,973   Pool #480776
               7.000% due 07/15/2028 ............................       602,914
    748,776   Pool #450368
               7.000% due 08/15/2028 ............................       724,015



   PRINCIPAL                                                          VALUE
    AMOUNT                                                           (NOTE 1)
  -----------                                                      ------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- (CONTINUED)
$   384,795   Pool #468129
               7.000% due 08/15/2028 ............................  $    372,070
  1,617,121   Pool #486467
               7.000% due 08/15/2028 ............................     1,562,543
    540,345   Pool #482894
               6.500% due 12/15/2028 ............................       507,584
  2,895,770   Pool #488484
               6.500% due 12/15/2028 ............................     2,720,200
  1,000,847   Pool #186997
               8.000% due 11/15/2029 ............................     1,011,476
  2,173,508   Pool #486237
               8.000% due 12/15/2029 ............................     2,196,591
  1,325,777   Pool #486238
               8.000% due 12/15/2029 ............................     1,339,857
  2,001,930   Pool #507241
               8.000% due 12/15/2029 ............................     2,023,191
  1,499,285   Pool #517447
               8.000% due 12/15/2029 ............................     1,515,207
  1,800,180   Pool #521648
               8.000% due 12/15/2029 ............................     1,819,298
  1,000,100   Pool #525494
               8.000% due 12/15/2029 ............................     1,010,721
                                                                   ------------
                                                                     32,934,833
                                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $51,879,227) ...............................    50,344,037
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 6.0%
  U.S. TREASURY BONDS -- 4.1%
 13,631,000   9.875% due 11/15/2015 .............................    17,627,609
 12,516,000   5.250% due 02/15/2029 .............................    10,369,256
                                                                   ------------
                                                                     27,996,865
                                                                   ------------
  U.S. TREASURY NOTES -- 1.9%
  1,472,000   6.000% due 08/15/2004 .............................     1,449,228
  4,868,000   5.875% due 11/15/2004 .............................     4,774,048
    820,000   7.875% due 11/15/2004 .............................       867,330
    773,000   6.625% due 05/15/2007 .............................       776,262
  1,033,000   6.000% due 08/15/2009 .............................     1,001,411
  2,850,000   6.125% due 11/15/2027 .............................     2,654,262
  1,500,000   5.250% due 11/15/2028 .............................     1,236,810
                                                                   ------------
                                                                     12,759,351
                                                                   ------------
              Total U.S. Treasury Obligations
               (Cost $42,717,652) ...............................    40,756,216
                                                                   ------------
SHORT TERM INVESTMENTS -- 6.0%
   (Cost $40,396,633)

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 6.0%
 40,400,000   1.217%(DOUBLE DAGGER) due 01/03/2000 ..............    40,396,633
                                                                   ------------
TOTAL INVESTMENTS (COST $655,335,235*) .................   98.9%    668,355,766
OTHER ASSETS AND LIABILITIES (NET) .....................     1.1      7,397,846
                                                          ------   ------------
NET ASSETS .............................................  100.0%   $675,753,612
                                                          ======   ============
------------------------------
 *                             Aggregate cost for Federal tax purposes was
                               $655,640,425.
**                             Securities exempt from registration  under Rule
                               144A of the Securities Act of 1933. These
                               securities may be resold in transactions exempt
                               from registration to qualified institutional
                               buyers.
  ^                            Illiquid security.
(DAGGER)                       Non-income producing security.
(DOUBLE DAGGER)                Annualized yield at date of purchase.
(DOUBLE DAGGER)(DOUBLE DAGGER) Floating rate security. Rate shown is in effect at 12/31/99.
(a)                            The rate shown is the effective yield at date of
                               purchase.
 #                             Amount is less than 0.1%.



--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
  SHARES                                                             (NOTE 1)
  ------                                                           ------------
COMMON STOCKS -- 55.2%
   BANKS -- 0.2%
        103   Bank for International Settlements ................  $    575,708
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 9.0%
    128,000   Chris-Craft Industries, Inc.(DAGGER) ..............     9,232,000
     45,000   Meredith Corporation ..............................     1,875,937
    134,500   The New York Times Company, Class A ...............     6,607,312
     14,700   Washington Post Company, Class B ..................     8,171,362
                                                                   ------------
                                                                     25,886,611
                                                                   ------------
   BUILDING/CONSTRUCTION -- 0.8%
    166,000   Johns Manville Corporation ........................     2,324,000
                                                                   ------------
   CHEMICALS -- 4.4%
    141,000   Cabot Corporation .................................     2,872,875
    102,000   Great Lakes Chemical Corporation ..................     3,895,125
     72,000   Imperial Chemical Industries Plc, ADR .............     3,064,500
    267,500   Octel Corporation(DAGGER) .........................     2,775,313
                                                                   ------------
                                                                     12,607,813
                                                                   ------------
   CONSUMER PRODUCTS -- 1.4%
    118,000   Philip Morris Companies, Inc. .....................     2,736,125
     68,500   Polaroid Corporation ..............................     1,288,656
                                                                   ------------
                                                                      4,024,781
                                                                   ------------
   DIVERSIFIED HOLDINGS -- 0.0%#
    165,000   Lonrho Africa Plc .................................        82,623
                                                                   ------------
   FOOD AND BEVERAGES -- 0.4%
     39,500   McCormick & Company, Inc. .........................     1,175,125
                                                                   ------------
   HEALTH CARE -- 1.1%
    932,000   Smith & Nephew Plc ................................     3,161,465
                                                                   ------------
   HOTELS/RESORTS -- 1.3%
    181,000   Mandalay Resort Group(DAGGER) .....................     3,642,625
                                                                   ------------
   INSURANCE -- 6.4%
     11,500   Aetna Inc. ........................................       641,844
     21,000   Berkley (WR) Corporation ..........................       438,375
    130,000   Leucadia National Corporation .....................     3,006,250
    176,000   Loews Corporation .................................    10,681,000
     33,500   Unitrin, Inc. .....................................     1,260,437
     19,500   White Mountains Insurance Group Inc. ..............     2,349,750
                                                                   ------------
                                                                     18,377,656
                                                                   ------------
   LEISURE ENTERTAINMENT -- 0.1%
     11,000   Readers Digest Association., Inc., Class B ........       291,500
                                                                   ------------
   MINING -- 3.2%
    219,000   Homestake Mining Company ..........................     1,710,937
    312,000   Newmont Mining Corporation ........................     7,644,000
                                                                   ------------
                                                                      9,354,937
                                                                   ------------
   OIL AND GAS -- 11.3%
    256,000   Amerada Hess Corporation ..........................    14,528,000
     18,500   Kerr-McGee Corporation ............................     1,147,000
      2,000   Mitchell Energy & Development
               Corporation, Class A .............................        44,125
    220,500   Mitchell Energy & Development
               Corporation, Class B .............................     4,754,531
    109,000   Murphy Oil Corporation ............................     6,253,875
    106,000   Texaco Inc. .......................................     5,757,125
                                                                   ------------
                                                                     32,484,656
                                                                   ------------

                                                                      VALUE
  SHARES                                                             (NOTE 1)
  ------                                                           ------------
   PAPER AND FOREST PRODUCTS -- 1.8%
     70,000   Domtar Inc. .......................................  $    822,500
      3,700   Potlatch Corporation ..............................       165,112
     57,500   Weyerhaeuser Company ..............................     4,129,219
                                                                   ------------
                                                                      5,116,831
                                                                   ------------
   REAL ESTATE -- 0.0%#
     52,292   HomeFed Corporation(DAGGER) .......................        45,755
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.1%
      9,000   Plum Creek Timber Company Inc. ....................       225,000
    135,700   The Rouse Company .................................     2,883,625
                                                                   ------------
                                                                      3,108,625
                                                                   ------------
   RETAIL -- 2.2%
     39,500   J.C. Penney Company, Inc. .........................       787,531
    692,600   Petrie Stores Corporation(DAGGER) .................     1,688,213
    165,000   Reebok International Ltd.(DAGGER) .................     1,350,938
    170,000   Toys "R" Us, Inc.(DAGGER) .........................     2,433,125
                                                                   ------------
                                                                      6,259,807
                                                                   ------------
   TRANSPORTATION -- 3.3%
     96,000   Canadian Pacific Ltd. .............................     2,070,000
    178,000   Overseas Shipholding Group Inc. ...................     2,636,625
    119,000   Union Pacific Corporation(DAGGER) .................     4,879,000
                                                                   ------------
                                                                      9,585,625
                                                                   ------------
   UTILITIES -- 7.2%
    197,000   FirstEnergy Corporation ...........................     4,469,437
    111,500   Kansas City Power & Light Company .................     2,459,969
    723,400   Niagara Mohawk Holdings, Inc.(DAGGER) .............    10,082,387
     53,000   Questar Corporation ...............................       795,000
    274,000   UniSource Energy Corporation(DAGGER) ..............     3,065,375
                                                                   ------------
                                                                     20,872,168
                                                                   ------------
              Total Common Stocks
               (Cost $149,753,122) ..............................   158,978,311
                                                                   ------------
PREFERRED STOCKS -- 3.5%
   FINANCIAL SERVICES -- 0.8%
     40,000   Kemper Corporation, Convertible,
               Series E**^ ......................................     2,080,000
     12,000   Reckson Associates Realty Corporation,
               Convertible., Series A ...........................       238,500
                                                                   ------------
                                                                      2,318,500
                                                                   ------------
   MANUFACTURING -- 0.3%
     32,500   Owens-Illinois, Inc, Convertible ..................     1,015,625
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 2.0%
    173,000   Rouse Company, Class B, Convertible ...............     5,644,125
                                                                   ------------
   UTILITIES -- 0.4%
      7,000   Cleveland Electric Illumuninating
               Company, Series L ................................       701,750
      7,891   Entergy Gulf States Utilities Inc.,
               Series B .........................................       392,577
      2,850   Niagara Mohawk Power Corporation,
               Series B .........................................        72,497
      4,500   Niagra Mohawk Power Corporation,
               Series C .........................................       111,797
                                                                   ------------
                                                                      1,278,621
                                                                   ------------
              Total Preferred Stocks
               (Cost $11,993,161) ...............................    10,256,871
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 1999

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
------------                                                       ------------
CONVERTIBLE BONDS AND NOTES -- 21.1%
  AUTOMOTIVE -- 0.7%
$   747,000   Exide Corporation,
               2.900% due 12/15/2005**^ .........................  $    395,910
  2,980,000   Pep Boys - Manny, Moe & Jack,
               5.113%(a) due 09/20/2011 .........................     1,579,400
                                                                   ------------
                                                                      1,975,310
                                                                   ------------
  BUILDING/CONSTRUCTION -- 0.4%
  2,900,000   Lennar Corporation,
               5.040%(a) due 07/29/2018 .........................     1,149,125
                                                                   ------------
  CHEMICALS -- 0.3%
    950,000   Ciba Specialty Chemicals,
               1.250% due 07/24/2003 ............................       782,563
                                                                   ------------
  COMMERCIAL SERVICES -- 0.0%#
    100,000   Ogden Corporation,
               5.750% due 10/20/2002 ............................        82,625
                                                                   ------------
  COMPUTER INDUSTRY -- 0.3%
    900,000   Hyperion Solutions Corporation,
               4.500% due 03/15/2005 ............................       873,000
                                                                   ------------
  FINANCIAL SERVICES -- 1.7%
  2,400,000   Lonrho Finance Plc,
               6.000% due 02/27/2004 ............................     3,942,237
    850,000   Texaco Capital Inc.,
               3.500% due 08/05/2004 ............................       825,563
                                                                   ------------
                                                                      4,767,800
                                                                   ------------
  HEALTH CARE -- 1.4%
  3,350,000   HEALTHSOUTH Corporation,
               3.250% due 04/01/2003 ............................     2,600,438
    600,000   McKesson Corporation,
               4.500% due 03/01/2004 ............................       513,000
  1,950,000   PhyCor Inc.,
               4.500% due 02/15/2003 ............................       901,875
                                                                   ------------
                                                                      4,015,313
                                                                   ------------
  HOTELS/RESORTS -- 2.1%
  7,750,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006 ............................     5,919,063
                                                                   ------------
  INSURANCE -- 1.5%
  5,265,000   Loews Corporation,
               3.125% due 09/15/2007 ............................     4,317,300
                                                                   ------------
  MINING -- 5.3%
              Homestake Mining Company:
  1,830,000    5.500% due 06/23/2000 ............................     1,784,250
  3,440,000    5.500% due 06/23/2000** ..........................     3,349,700
              Inco Ltd.:
  6,950,000    5.750% due 07/01/2004 ............................     6,619,875
    460,000    7.750% due 03/15/2016 ............................       416,875
  4,325,000   Teck Corporation,
               3.750% due 07/15/2006 ............................     3,200,500
                                                                   ------------
                                                                     15,371,200
                                                                   ------------
  MUNICIPAL -- 0.4%
  1,225,000   California State,
               5.250% due 10/01/2011 ............................     1,226,531
                                                                   ------------

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
------------                                                       ------------
  OIL AND GAS -- 0.1%
$   300,000   Kerr-McGee Corporation,
               7.500% due 05/15/2014 ............................  $    278,625
                                                                   ------------
  PHARMACEUTICALS -- 1.6%
  6,680,000   Roche Holdings,
               5.196%(a) due 05/06/2012**^ ......................     3,369,257
  1,150,000   Sepracor Inc.,
               7.000% due 12/15/2005** ..........................     1,216,125
                                                                   ------------
                                                                      4,585,382
                                                                   ------------
  PRINTING/PUBLISHING -- 2.1%
 12,500,000   Times Mirror Company,
               4.232%(a) due 04/15/2017 .........................     6,109,375
                                                                   ------------
  RETAIL -- 0.1%
    485,000   Rite Aid Corporation,
               5.250% due 09/15/2002 ............................       331,013
                                                                   ------------
  TELECOMMUNICATIONS -- 1.0%
  1,245,000   Bellsouth Telecommunications,
               5.850% due 11/15/2045 ............................     1,238,093
  1,000,000   Motorola, Inc.,
               2.250%(a) due 09/27/2013 .........................     1,687,500
                                                                   ------------
                                                                      2,925,593
                                                                   ------------
  UTILITIES -- 0.5%
  1,450,000   Potomac Electric Power Corporation,
               5.000% due 09/01/2002 ............................     1,417,375
                                                                   ------------
  WASTE MANAGEMENT -- 1.6%
  5,180,000   Waste Management, Inc.,
               4.000% due 02/01/2002 ............................     4,558,400
                                                                   ------------
              Total Convertible Bonds and Notes
               (Cost $62,084,465) ...............................    60,685,593
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.9%
    500,000   Federal National Mortgage Association,
               6.375% due 01/16/2002 ............................       498,184
  1,000,000   Federal Home Loan Bank,
               7.190% due 04/27/2001 ............................     1,008,660
              Tennessee Valley Authority Power:
 10,835,000    5.880% due 04/01/2036 ............................    10,198,444
  1,400,000    5.980% due 04/01/2036 ............................     1,325,062
  3,900,000    6.235% due 07/15/2045 ............................     3,875,355
                                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $17,879,461) ...............................    16,905,705
                                                                   ------------
U.S. TREASURY NOTES -- 3.2%
  4,800,000   5.875% due 02/15/2000 .............................     4,803,106
    500,000   6.125% due 07/31/2000 .............................       501,100
    600,000   6.250% due 04/30/2001 .............................       600,534
  1,100,000   6.250% due 10/31/2001 .............................     1,100,253
  2,205,000   5.875% due 09/30/2002 .............................     2,183,126
                                                                   ------------
              Total U.S. Treasury Notes
               (Cost $9,238,323) ................................     9,188,119
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 1999

 NUMBER OF                             EXPIRATION       STRIKE        VALUE
 CONTRACTS                                DATE           PRICE       (NOTE 1)
-----------                            ----------      --------      --------
PUT STOCK OPTIONS PURCHASED -- 0.0%#
     50    Motorola Corporation .....  01/22/2000       $110.00    $      2,188
     20    Motorola Corporation .....  04/22/2000        130.00          16,250
     50    Motorola Corporation .....  01/22/2000         95.00             625
     70    Weyerhauser Company ......  01/22/2000         75.00          30,188
                                                                   ------------
           Total Put Stock Options Purchased
              (Cost $296,445) ...................................        49,251
                                                                   ------------
TOTAL INVESTMENTS (COST $251,244,977*) ..................  88.9%    256,063,850
                                                                   ------------
LIABILITY FOR CALL OPTIONS WRITTEN -- 0.0%#
   (Premiums Received $50,398)
     75    Weyerhauser Company ......  01/22/2000      $  65.00         (58,125)
                                                                   ------------
OTHER ASSETS AND LIABILITIES (NET) .....................   11.1      31,903,321
                                                          -----    ------------
NET ASSETS .............................................  100.0%   $287,909,046
                                                          =====    ============

------------------------------
 *       Aggregate cost for Federal tax purposes was $251,370,811.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^        Illiquid security.
(DAGGER) Non-income producing security.
(a)      The rate shown is the effective yield at date of purchase.
 #       Amount represents less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- 95.3%
   AEROSPACE/DEFENSE -- 1.9%
     46,000   Boeing Company ...................................   $  1,911,875
     14,062   Honeywell International Inc. .....................        811,202
    114,700   Lockheed Martin Corporation ......................      2,509,062
                                                                   ------------
                                                                      5,232,139
                                                                   ------------
   AUTOMOTIVE -- 1.8%
     26,000   Dana Corporation .................................        778,375
     15,900   General Motors Corporation .......................      1,155,731
     68,400   Genuine Parts Company ............................      1,697,175
     27,200   TRW Inc. .........................................      1,412,700
                                                                   ------------
                                                                      5,043,981
                                                                   ------------
   BANKS -- 6.9%
     30,100   Bank of America Corporation ......................      1,510,644
     64,100   Bank One Corporation .............................      2,055,206
     11,200   The Chase Manhattan Corporation ..................        870,100
     46,000   Firstar Corporation ..............................        971,750
     97,761   FleetBoston Financial Corporation ................      3,403,305
     25,100   KeyCorp ..........................................        555,337
    150,700   Mellon Financial Corporation .....................      5,133,219
     49,000   Mercantile Bankshares Corporation ................      1,564,937
     47,400   National City Corporation ........................      1,122,787
     51,000   Wells Fargo Company ..............................      2,062,312
                                                                   ------------
                                                                     19,249,597
                                                                   ------------
   CHEMICALS -- 4.4%
     55,200   CK Witco Corporation .............................        738,300
     20,100   The Dow Chemical Company .........................      2,685,862
     52,500   du Pont (E.I) de Nemours and Company .............      3,458,437
     50,000   Great Lakes Chemical Corporation .................      1,909,375
     76,800   Hercules, Inc. ...................................      2,140,800
     32,500   Imperial Chemical Industries Plc, ADR ............      1,383,281
                                                                   ------------
                                                                     12,316,055
                                                                   ------------
   COMPUTER INDUSTRY -- 1.4%
     50,300   Compaq Computer Corporation ......................      1,361,244
     22,200   Hewlett-Packard Company ..........................      2,529,412
                                                                   ------------
                                                                      3,890,656
                                                                   ------------
   CONSUMER PRODUCTS -- 7.8%
     45,800   Eastman Kodak Company ............................      3,034,250
     86,000   Fort James Corporation ...........................      2,354,250
     44,900   Fortune Brands, Inc. .............................      1,484,506
     62,400   Hasbro, Inc. .....................................      1,189,500
     72,900   International Flavors & Fragrances, Inc. .........      2,751,975
     60,100   Kimberly-Clark Corporation .......................      3,921,525
     85,200   Philip Morris Companies, Inc. ....................      1,975,575
     64,300   The Stanley Works ................................      1,937,037
     49,200   Tupperware Corporation ...........................        833,325
     89,000   UST, Inc. ........................................      2,241,687
                                                                   ------------
                                                                     21,723,630
                                                                   ------------
   ELECTRONICS -- 0.4%
     45,400   Hubbell, Inc., Class B ...........................      1,237,150
                                                                   ------------
   FINANCIAL SERVICES -- 4.8%
     71,400   Citigroup, Inc. ..................................      3,967,162
     58,300   Dun & Bradstreet Corporation .....................      1,719,850
     51,800   Fannie Mae .......................................      3,234,262
     37,500   H&R Block, Inc. ..................................      1,640,625
     22,100   Morgan (J.P) & Company ...........................      2,798,412
                                                                   ------------
                                                                     13,360,311
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   FOOD AND BEVERAGES -- 7.5%
     40,900   Anheuser-Busch Companies, Inc. ...................   $  2,898,788
     33,600   Brown-Forman Corporation, Class B ................      1,923,600
     45,900   Campbell Soup Company ............................      1,775,756
    105,800   General Mills, Inc. ..............................      3,782,350
     63,800   H.J. Heinz Company ...............................      2,540,037
     51,500   Hershey Foods Corporation ........................      2,446,250
     41,100   Kellogg Company ..................................      1,266,394
     71,500   McCormick & Company, Inc. ........................      2,127,125
     30,500   The Quaker Oats Company ..........................      2,001,562
                                                                   ------------
                                                                     20,761,862
                                                                   ------------
   HEALTH CARE -- 0.2%
     21,400   Becton, Dickinson & Company ......................        572,450
                                                                   ------------
   HOTELS/RESORTS -- 1.2%
    122,000   Hilton Hotels Corporation ........................      1,174,250
     88,900   Starwood Hotels and Resorts Worldwide, Inc. ......      2,089,150
                                                                   ------------
                                                                      3,263,400
                                                                   ------------
   INSURANCE -- 5.0%
     41,900   American General Corporation .....................      3,179,162
     35,400   The Chubb Corporation ............................      1,993,462
     36,400   Lincoln National Corporation .....................      1,456,000
     54,000   SAFECO Corporation ...............................      1,343,250
     90,900   The St. Paul Companies, Inc. .....................      3,062,194
     61,400   UnumProvident Corporation ........................      1,968,637
     17,800   XL Capital Ltd., Class A .........................        923,375
                                                                   ------------
                                                                     13,926,080
                                                                   ------------
   LEISURE ENTERTAINMENT -- 1.2%
    110,600   The Walt Disney Company ..........................      3,235,050
                                                                   ------------
   MANUFACTURING -- 5.3%
     39,800   Armstrong World Industries, Inc. .................      1,328,325
     33,400   Cooper Industries, Inc. ..........................      1,350,612
     33,500   Minnesota Mining and
               Manufacturing Company ...........................      3,278,813
     99,000   Pall Corporation .................................      2,134,688
     23,600   Phelps Dodge Corporation .........................      1,584,150
     30,600   PPG Industries, Inc. .............................      1,914,413
     22,300   Reynolds Metals Company ..........................      1,708,738
     22,000   Whirlpool Corporation ............................      1,431,375
                                                                   ------------
                                                                     14,731,114
                                                                   ------------
   MINING -- 1.0%
     44,400   Inco, Ltd. .......................................      1,043,400
     67,700   Newmont Mining Corporation .......................      1,658,650
                                                                   ------------
                                                                      2,702,050
                                                                   ------------
   OIL AND GAS -- 14.4%
     51,900   Amerada Hess Corporation .........................      2,945,325
     56,100   Atlantic Richfield Company (ARCO) ................      4,852,650
    121,800   Baker Hughes, Inc. ...............................      2,565,413
     79,800   BP Amoco Plc, ADR ................................      4,733,138
     45,100   Chevron Corporation ..............................      3,906,788
    113,762   Exxon Mobil Corporation ..........................      9,164,951
     24,500   Phillips Petroleum Company .......................      1,151,500
     56,600   Royal Dutch Petroleum
               Company, NY Shares ..............................      3,420,763
     59,500   Texaco Inc. ......................................      3,231,594
     77,400   Unocal Corporation ...............................      2,597,738
     56,600   USX-Marathon Group ...............................      1,397,313
                                                                   ------------
                                                                     39,967,173
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- 2.5%
     57,000   Consolidated Papers, Inc. .........................  $  1,813,313
     88,793   International Paper Company .......................     5,011,255
                                                                   ------------
                                                                      6,824,568
                                                                   ------------
   PHARMACEUTICALS -- 3.9%
     54,400   Abbott Laboratories ...............................     1,975,400
    108,500   American Home Products Corporation ................     4,278,969
     18,300   Merck & Company, Inc. .............................     1,227,244
     72,500   Pharmacia & Upjohn, Inc. ..........................     3,262,500
                                                                   ------------
                                                                     10,744,113
                                                                   ------------
   PRINTING/PUBLISHING -- 2.7%
     49,900   Donnelley (R.R.) & Sons Company ...................     1,238,144
     26,900   Dow Jones & Company, Inc. .........................     1,829,200
     49,900   Knight-Ridder, Inc. ...............................     2,969,050
     44,900   The Reader's Digest
               Association, Inc., Class A .......................     1,313,325
                                                                   ------------
                                                                      7,349,719
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.3%
     55,700   The Rouse Company .................................     1,183,625
     74,900   Simon Property Group, Inc. ........................     1,718,019
     21,500   Vornado Realty Trust ..............................       698,750
                                                                   ------------
                                                                      3,600,394
                                                                   ------------
   RETAIL -- 1.6%
     40,800   May Department Stores Company .....................     1,315,800
     38,400   J.C. Penney Company, Inc. .........................       765,600
     64,600   Rite Aid Corporation ..............................       722,713
    116,300   Toys "R" Us, Inc.(DAGGER) .........................     1,664,544
                                                                   ------------
                                                                      4,468,657
                                                                   ------------
   SERVICES -- 0.7%
     84,000   Xerox Corporation .................................     1,905,750
                                                                   ------------
   TELECOMMUNICATIONS -- 9.6%
     49,100   ALLTEL Corporation ................................     4,059,956
     28,500   AT&T Corporation ..................................     1,446,375
     40,600   BCE, Inc. .........................................     3,661,613
     55,000   Bell Atlantic Corporation .........................     3,385,938
     24,800   BellSouth Corporation .............................     1,160,950
     63,300   GTE Corporation ...................................     4,466,606
    107,700   SBC Communications Inc. ...........................     5,250,375
     44,800   US West, Inc. .....................................     3,225,600
                                                                   ------------
                                                                     26,657,413
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   TRANSPORTATION -- 2.3%
     27,700   Burlington Northern
               Santa Fe Corporation .............................  $    671,725
     17,300   GATX Corporation ..................................       583,875
    119,600   Norfolk Southern Corporation ......................     2,451,800
     61,900   Union Pacific Corporation .........................     2,700,388
                                                                   ------------
                                                                      6,407,788
                                                                   ------------
   UTILITIES -- 4.8%
     39,600   DQE, Inc. .........................................     1,371,150
     40,400   Duke Energy Corporation ...........................     2,025,050
     32,100   Entergy Corporation ...............................       826,575
     73,300   FirstEnergy Corporation ...........................     1,662,994
     43,400   Niagara Mohawk Holdings, Inc.(DAGGER) .............       604,888
     51,800   Reliant Energy, Inc. ..............................     1,184,925
     45,896   Scottish Power Plc, ADR ...........................     1,285,088
     77,200   Southern Company ..................................     1,814,200
     40,000   TECO Energy, Inc. .................................       742,500
     53,600   Unicom Corporation ................................     1,795,600
                                                                   ------------
                                                                     13,312,970
                                                                   ------------
   WASTE MANAGEMENT -- 0.7%
    106,300   Waste Management, Inc. ............................     1,827,031
                                                                   ------------
              Total Common Stocks
               (Cost $276,817,627) ..............................   264,311,101
                                                                   ------------
TOTAL INVESTMENTS (COST $276,817,627*) ....  95.3%                  264,311,101
OTHER ASSETS AND LIABILITIES (NET) ........   4.7                    13,043,121
                                            -----                  ------------
NET ASSETS ................................ 100.0%                 $277,354,222
                                            =====                  ============

------------------------------
*        Aggregate cost for Federal tax purposes was $276,925,887.
(DAGGER) Non-income producing security.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- 98.2%
  BANKS -- 6.6%
    438,800   State Street Corporation ..........................  $ 32,059,825
    675,310   Wells Fargo Company ...............................    27,307,848
                                                                   ------------
                                                                     59,367,673
                                                                   ------------
  COMPUTER INDUSTRY -- 9.7%
    397,370   Hewlett-Packard Company ...........................    45,275,344
    392,610   International Business
               Machines Corporation .............................    42,401,880
                                                                   ------------
                                                                     87,677,224
                                                                   ------------
  CONSUMER PRODUCTS -- 4.3%
    352,610   The Procter & Gamble Company ......................    38,632,833
                                                                   ------------
  DATA SERVICES -- 8.6%
    777,140   Automatic Data Processing Inc. ....................    41,868,417
    535,210   Electronic Data Systems Corporation ...............    35,825,619
                                                                   ------------
                                                                     77,694,036
                                                                   ------------
  ELECTRONICS -- 12.8%
    565,800   Emerson Electric Company ..........................    32,462,775
    236,920   General Electric Company ..........................    36,663,370
    555,380   Intel Corporation .................................    45,714,716
                                                                   ------------
                                                                    114,840,861
                                                                   ------------
  FINANCIAL SERVICES -- 3.7%
    539,400   Fannie Mae ........................................    33,678,788
                                                                   ------------
  FOOD AND BEVERAGES -- 9.5%
    644,110   Bestfoods .........................................    33,856,032
    590,270   The Coca-Cola Company .............................    34,383,228
    208,570   Wrigley, (Wm) Jr. Company .........................    17,298,274
                                                                   ------------
                                                                     85,537,534
                                                                   ------------
  HEALTH CARE -- 3.3%
    819,340   Medtronic, Inc. ...................................    29,854,701
                                                                   ------------
  INSURANCE -- 6.2%
    171,700   American International Group, Inc. ................    18,565,063
    392,770   Marsh & McLennan Companies, Inc. ..................    37,583,179
                                                                   ------------
                                                                     56,148,242
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
  LEISURE ENTERTAINMENT -- 4.0%
  1,215,420   The Walt Disney Company ...........................  $ 35,551,035
                                                                   ------------
  MANUFACTURING -- 6.8%
    431,340   Illinois Tool Works ...............................    29,142,409
    512,780   PPG Industries, Inc. ..............................    32,080,799
                                                                   ------------
                                                                     61,223,208
                                                                   ------------
  OIL AND GAS -- 3.9%
    430,060   Exxon Mobil Corporation ...........................    34,646,709
                                                                   ------------
  PHARMACEUTICALS -- 11.1%
    947,310   Abbott Laboratories ...............................    34,399,194
    375,720   Johnson & Johnson .................................    34,988,925
    450,080   Merck & Company, Inc. .............................    30,183,490
                                                                   ------------
                                                                     99,571,609
                                                                   ------------
  RESTAURANTS -- 3.7%
    821,040   McDonald's Corporation ............................    33,098,175
                                                                   ------------
  TELECOMMUNICATIONS -- 4.0%
    711,130   AT&T Corporation ..................................    36,089,848
                                                                   ------------
              Total Common Stocks
               (Cost $711,259,022) ..............................   883,612,476
                                                                   ------------
  PRINCIPAL
   AMOUNT
-----------
COMMERCIAL PAPER -- 1.2%
   (Cost $10,768,000)
$10,768,000   American Express Credit Corporation,
               1.000% due 01/03/2000 ............................    10,768,000
                                                                   ------------
TOTAL INVESTMENTS (COST $722,027,022*) ....  99.4%                  894,380,476
OTHER ASSETS AND LIABILITIES (NET) ........   0.6                     5,372,220
                                            -----                  ------------
NET ASSETS ................................ 100.0%                 $899,752,696
                                            =====                  ============
------------------------------
*  Aggregate cost for Federal tax purposes.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 96.8%
   APPAREL AND TEXTILES -- 1.7%
    150,000   Tommy Hilfiger Corporation(DAGGER) ................  $  3,496,875
    500,000   Unifi, Inc.(DAGGER) ...............................     6,156,250
                                                                   ------------
                                                                      9,653,125
                                                                   ------------
   BANKS -- 0.5%
     70,000   The Bank of Tokyo-Mitsubishi, Ltd., ADR ...........       975,625
    263,500   Sovereign Bancorp, Inc. ...........................     1,963,898
                                                                   ------------
                                                                      2,939,523
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 3.3%
     50,000   Fox Entertainment Group, Inc., Class A(DAGGER) ....     1,246,875
    230,000   Hearst-Argyle Television, Inc.(DAGGER) ............     6,123,750
     55,000   Metro-Goldwyn-Mayer Inc.(DAGGER) ..................     1,295,937
    220,000   Rogers Communications, Inc., Class  B(DAGGER) .....     5,445,000
     30,000   UnitedGlobalCom Inc., Class A(DAGGER) .............     2,118,750
     50,000   USA Networks, Inc.(DAGGER) ........................     2,762,500
                                                                   ------------
                                                                     18,992,812
                                                                   ------------
   CHEMICALS -- 1.1%
    500,000   Lyondell Chemical Company .........................     6,375,000
                                                                   ------------
   COMPUTER INDUSTRY -- 3.2%
     73,800   Ardent Software, Inc.(DAGGER) .....................     2,878,200
    298,700   Informix Corporation(DAGGER) ......................     3,416,381
    280,000   Policy Management Systems Corporation(DAGGER) .....     7,157,500
     80,000   PSINet Inc.(DAGGER) ...............................     4,940,000
                                                                   ------------
                                                                     18,392,081
                                                                   ------------
   ELECTRONICS -- 1.5%
    100,000   Fairchild Semiconductor
               Corporation, Class A(DAGGER) .....................     2,975,000
     16,000   KYOCERA Corporation, ADR ..........................     4,192,000
     20,000   RF Micro Devices, Inc.(DAGGER) ....................     1,368,750
                                                                   ------------
                                                                      8,535,750
                                                                   ------------
   ENERGY -- 0.1%
     10,000   The AES Corporation(DAGGER)                               747,500
                                                                   ------------
   FINANCIAL SERVICES -- 7.7%
    200,000   Associates First Capital
               Corporation, Class A .............................     5,487,500
    104,600   The CIT Group, Inc., Class A ......................     2,209,675
    193,100   Fiserv, Inc.(DAGGER) ..............................     7,398,144
    100,000   Healthcare Financial Partners, Inc.(DAGGER)^ ......     3,500,000
    400,000   Legg Mason, Inc. ..................................    14,500,000
    200,000   MBIA, Inc. ........................................    10,562,500
                                                                   ------------
                                                                     43,657,819
                                                                   ------------
   FOOD AND BEVERAGES -- 0.2%
     75,000   The Pepsi Bottling Group, Inc. ....................     1,242,187
                                                                   ------------
   HEALTH CARE -- 4.5%
     21,481   Genzyme Surgical Products(DAGGER) .................       124,858
    924,300   Health Management Associates, Inc.,
               Class A(DAGGER) ..................................    12,362,513
    600,000   HEALTHSOUTH Corporation(DAGGER) ...................     3,225,000
    150,000   McKesson HBOC, Inc. ...............................     3,384,375
    130,000   Tenet Healthcare Corporation(DAGGER) ..............     3,055,000
    450,000   Venator Group, Inc.(DAGGER) .......................     3,150,000
                                                                   ------------
                                                                     25,301,746
                                                                   ------------
   HOTELS/RESORTS -- 1.9%
    425,000   Extended Stay America, Inc.(DAGGER) ...............     3,240,625
    300,000   Park Place Entertainment Corporation(DAGGER) ......     3,750,000
    200,000   Sun International Hotels Ltd.(DAGGER) .............     3,875,000
                                                                   ------------
                                                                     10,865,625
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
   INSURANCE -- 6.7%
    600,000   Ace Ltd. ..........................................  $ 10,012,500
    230,000   CNA Financial Corporation(DAGGER) .................     8,955,625
     90,000   E.W. Blanche Holdings, Inc. .......................     5,512,500
    254,500   Radian Group, Inc. ................................    12,152,375
     40,000   Travelers Property Casualty
               Corporation, Class A .............................     1,370,000
                                                                   ------------
                                                                     38,003,000
                                                                   ------------
   LEISURE ENTERTAINMENT -- 2.6%
    300,000   Royal Carribean Cruises Ltd. ......................    14,793,750
                                                                   ------------
   MANUFACTURING -- 2.4%
      1,000   Industrie Natuzzi SpA, ADR ........................        13,250
     50,000   Masco Corporation .................................     1,268,750
    197,200   Mohawk Industries, Inc.(DAGGER) ...................     5,201,150
     30,000   Monaco Coach Corporation(DAGGER) ..................       766,875
    438,400   U.S. Industries, Inc. .............................     6,137,600
                                                                   ------------
                                                                     13,387,625
                                                                   ------------
   OIL AND GAS -- 3.8%
    200,000   Kerr-McGee Corporation ............................    12,400,000
     46,300   Louis Dreyfus Natural Gas Corporation(DAGGER) .....       839,188
     40,000   Murphy Oil Corporation ............................     2,295,000
     75,000   Santa Fe International Corporation ................     1,940,625
    273,000   Stolt Comex Seaway, S.A., ADR(DAGGER) .............     3,003,000
     80,700   Stolt Comex Seaway S.A.(DAGGER) ...................       892,744
                                                                   ------------
                                                                     21,370,557
                                                                   ------------
   PHARMACEUTICALS -- 2.3%
     50,000   Human Genome Sciences, Inc.(DAGGER) ...............     7,631,250
    285,000   Quintiles Transnational Corporation(DAGGER) .......     5,325,938
                                                                   ------------
                                                                     12,957,188
                                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.7%
    115,000   Boston Properties, Inc. ...........................     3,579,375
     77,629   Canadian Hotel Income Properties ..................       475,938
                                                                   ------------
                                                                      4,055,313
                                                                   ------------
   RETAIL -- 1.1%
     50,000   Bed Bath & Beyond, Inc.(DAGGER) ...................     1,737,500
          1   Delhaize America, Inc., Class A ...................            20
     70,000   The Kroger Company(DAGGER) ........................     1,321,250
    150,000   The TJX Companies, Inc. ...........................     3,065,625
          1   Too Inc.(DAGGER) ..................................            17
                                                                   ------------
                                                                      6,124,412
                                                                   ------------
   SERVICES -- 4.7%
    175,000   Cendant Corporation(DAGGER) .......................     4,648,438
    400,000   Ceridian Corporation(DAGGER) ......................     8,625,000
     40,000   DBT Online, Inc.(DAGGER) ..........................       975,000
    250,000   R. H. Donnelley Corporation .......................     4,718,750
      5,000   United Rentals, Inc.(DAGGER) ......................        85,625
    275,000   Viad Corporation ..................................     7,665,625
                                                                   ------------
                                                                     26,718,438
                                                                   ------------
   TELECOMMUNICATIONS -- 38.4%
     25,000   3Com Corporation(DAGGER) ..........................     1,175,000
    425,000   Adelphia Business Solutions, Inc.(DAGGER) .........    20,400,000
    200,000   Amdocs Ltd.(DAGGER) ...............................     6,900,000
     60,100   CenturyTel, Inc. ..................................     2,847,238
    350,000   Clearnet Communications Inc.(DAGGER) ..............    12,031,250
    920,000   Global TeleSystems Group, Inc.(DAGGER) ............    31,855,000
    450,000   Millicom International Cellular S.A.(DAGGER) ......    28,068,750
    280,000   NTL, Inc.(DAGGER) .................................    34,930,000
     25,000   Osicom Technologies, Inc.(DAGGER) .................     1,134,375
    195,000   RCN Corporation(DAGGER) ...........................     9,457,500
    185,000   Scientific-Atlanta, Inc. ..........................    10,290,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                               DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
    160,000   Telephone and Data Systems, Inc. .................   $ 20,160,000
    150,000   United States Cellular Corporation(DAGGER) .......     15,140,625
    170,000   Viatel, Inc.(DAGGER) .............................      9,116,250
    100,000   VoiceStream Wireless Corporation(DAGGER) .........     14,231,250
                                                                   ------------
                                                                    217,737,863
                                                                   ------------
   TRANSPORTATION -- 8.4%
    100,000   Alaska Air Group, Inc.(DAGGER) ...................      3,512,500
     20,000   British Airways Plc, ADR .........................      1,287,500
    230,000   Budget Group, Inc., Class A(DAGGER) ..............      2,084,375
    560,000   Continental Airlines, Inc., Class B(DAGGER) ......     24,850,000
     20,000   Delta Air Lines, Inc. ............................        996,250
    115,000   Knightsbridge Tankers, Ltd. ......................      1,552,500
    610,000   Northwest Airlines Corporation(DAGGER) ...........     13,572,500
                                                                   ------------
                                                                     47,855,625
                                                                   ------------
              Total Common Stocks
               (Cost $458,704,682) .............................    549,706,939
                                                                   ------------
PREFERRED STOCKS -- 0.2%
   INDUSTRIAL -- 0.0%#
      5,269   Hybridon, Inc., Series A(DAGGER) .................        220,639
                                                                   ------------
   TELECOMMUNICATIONS -- 0.2%
     25,000   Amdocs TRACES ....................................        803,125
                                                                   ------------
              Total Preferred Stocks
               (Cost $898,475) .................................      1,023,764
                                                                   ------------
 PRINCIPAL
   AMOUNT
-----------
CONVERTIBLE BONDS -- 1.4%
   (Cost $4,808,794)
   TELECOMMUNICATIONS -- 1.4%
$  3,000,000  NTL Inc.,
               7.000% due 12/15/2008 ...........................      7,935,000
                                                                   ------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
WARRANTS -- 0.1%
   FINANCIAL SERVICES -- 0.1%
     40,000   Healthcare Financial Partners, Inc.^ .............   $    674,160
                                                                   ------------
   PHARMACEUTICALS -- 0.0%#
     30,995   Hybridon, Inc. ...................................            310
                                                                   ------------
              Total Warrants
               (Cost $485,600) .................................        674,470
                                                                   ------------
 PRINCIPAL
  AMOUNT
-----------
COMMERCIAL PAPER -- 0.9%
   (Cost $4,995,083)
$  5,000,000  Prudential Funding Corporation,
               5.849%(DOUBLE DAGGER) due 01/07/2000                   4,995,083
                                                                   ------------
TOTAL INVESTMENTS (COST $469,892,634*) ....  99.4%                  564,335,256
OTHER ASSETS AND LIABILITIES (NET) ........   0.6                     3,292,730
                                            -----                  ------------
NET ASSETS ................................ 100.0%                 $567,627,986
                                            =====                  ============
------------------------------
*        Aggregate cost for Federal tax purposes was $469,963,929.
^        Illiquid security.
(DAGGER) Non-income producing security. (DOUBLE DAGGER) Annualized yield at date of purchase.
#        Amount is less than 0.1%.

--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- 91.1%
  ADVERTISING -- 1.6%
     88,000   Lamar Advertising Company(DAGGER) ................ $    5,329,500
    120,660   TMP Worldwide Inc.(DAGGER) .......................     17,133,720
                                                                 --------------
                                                                     22,463,220
                                                                 --------------
  BANKS -- 1.3%
    158,400   Fifth Third Bancorp. .............................     11,622,600
    337,280   Firstar Corporation ..............................      7,125,040
                                                                 --------------
                                                                     18,747,640
                                                                 --------------
  BROADCAST, RADIO AND TELEVISION -- 14.8%
  1,372,382   AT&T Corp. - Liberty Media Group,
               Class A(DAGGER) .................................     77,882,678
    194,440   Cablevision Systems Corporation,
               Class A(DAGGER) .................................     14,680,220
    595,360   Comcast Corporation, Special Class A .............     30,102,890
    286,135   Cox Communications, Inc., Class A(DAGGER) ........     14,735,952
    325,842   Infinity Broadcasting Corporation,
               Class A(DAGGER) .................................     11,791,407
     42,200   Liberty Digital, Inc.(DAGGER) ....................      3,133,350
    558,340   Time Warner Inc. .................................     40,444,754
    242,630   UnitedGlobalCom Inc., Class A(DAGGER) ............     17,135,744
                                                                 --------------
                                                                    209,906,995
                                                                 --------------
  COMPUTER INDUSTRY -- 24.9%
    174,095   America Online, Inc.(DAGGER) .....................     13,133,292
    170,370   ASM Lithography Holding N.V.(DAGGER) .............     19,379,587
    380,010   Cisco Systems, Inc.(DAGGER) ......................     40,708,571
     59,530   DoubleClick Inc.(DAGGER) .........................     15,064,811
    373,365   Electronic Arts Inc.(DAGGER) .....................     31,362,660
    296,730   EMC Corporation(DAGGER) ..........................     32,417,752
    261,425   Exodus Communications, Inc.(DAGGER) ..............     23,217,808
    175,115   i2 Technologies, Inc.(DAGGER) ....................     34,147,425
     12,675   InfoSpace.com, Inc.(DAGGER) ......................      2,712,450
     71,690   Inktomi Corporation(DAGGER) ......................      6,362,487
     32,575   Internet Capital Group, Inc.(DAGGER) .............      5,537,750
    220,785   Microsoft Corporation(DAGGER) ....................     25,776,649
    134,360   Phone.com, Inc.(DAGGER) ..........................     15,577,362
    198,835   Sapient Corporation(DAGGER) ......................     28,023,308
     65,380   Software.com, Inc.(DAGGER) .......................      6,276,480
    123,920   VeriSign, Inc.(DAGGER) ...........................     23,660,975
    116,152   VERITAS Software Corporation(DAGGER) .............     16,624,255
     44,495   Vignette Corporation(DAGGER) .....................      7,252,685
    101,415   Whittman-Hart, Inc.(DAGGER) ......................      5,438,379
                                                                 --------------
                                                                    352,674,686
                                                                 --------------
  ELECTRONICS -- 1.0%
    122,005   PE Corp-PE Biosystems Group ......................     14,678,727
                                                                 --------------
  FINANCIAL SERVICES -- 2.0%
    119,940   American Express Company .........................     19,940,025
    336,935   E*TRADE Group, Inc.(DAGGER) ......................      8,802,427
                                                                 --------------
                                                                     28,742,452
                                                                 --------------
  HEALTH CARE -- 2.5%
    673,565   Medtronic, Inc. ..................................     24,543,025
    143,995   MiniMed Inc.(DAGGER) .............................     10,547,634
                                                                 --------------
                                                                     35,090,659
                                                                 --------------
  INDUSTRIAL -- 2.1%
    123,968   Mannesmann AG ....................................     30,217,763
                                                                 --------------

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
  OIL AND GAS -- 3.1%
    990,890   Enron Corporation ................................ $   43,970,744
                                                                 --------------
  PHARMACEUTICALS -- 2.9%
    103,220   Pfizer Inc. ......................................      3,348,199
    885,740   Schering-Plough Corporation ......................     37,367,156
                                                                 --------------
                                                                     40,715,355
                                                                 --------------
  RETAIL -- 5.0%
    646,740   Amazon.com, Inc.(DAGGER) .........................     49,233,082
     59,690   eBay, Inc.(DAGGER) ...............................      7,472,442
  1,207,695   Rite Aid Corporation .............................     13,511,088
                                                                 --------------
                                                                     70,216,612
                                                                 --------------
  SEMICONDUCTORS -- 6.6%
    205,850   Applied Materials, Inc.(DAGGER) ..................     26,078,622
     47,450   Broadcom Corporation, Class A(DAGGER) ............     12,924,194
    274,820   Conexant Systems, Inc.(DAGGER) ...................     18,241,177
    113,225   Maxim Integrated Products, Inc.(DAGGER) ..........      5,342,805
    206,520   Texas Instruments, Inc. ..........................     20,006,625
    223,585   Vitesse Semiconductor Corporation(DAGGER) ........     11,724,238
                                                                 --------------
                                                                     94,317,661
                                                                 --------------
  SERVICES -- 1.7%
    122,700   Pittway Corporation, Class A .....................      5,498,494
    414,700   USWeb Corporation(DAGGER) ........................     18,428,231
                                                                 --------------
                                                                     23,926,725
                                                                 --------------
  TELECOMMUNICATIONS -- 21.6%
     42,270   EchoStar Communications Corporation,
               Class A(DAGGER) .................................      4,121,325
    121,920   JDS Uniphase Corporation(DAGGER) .................     19,667,220
    252,640   Level 3 Communications Inc.(DAGGER) ..............     20,684,900
     56,490   Nextel Communications, Inc., Class A(DAGGER) .....      5,825,531
     75,928   Nokia Oyj ........................................     13,766,129
    799,696   Nokia Oyj, ADR ...................................    151,942,240
    124,771   NTL, Inc.(DAGGER) ................................     15,565,182
    139,740   Sprint Corporation (PCS Group)(DAGGER) ...........     14,323,350
     11,400   Telefonica de Espana, ADR ........................        898,462
    534,246   Telefonica S.A.(DAGGER) ..........................     13,345,361
    119,325   Telefonos de Mexico S.A., Class L, ADR ...........     13,424,063
    141,930   VoiceStream Wireless Corporation(DAGGER) .........     20,198,413
    156,710   WinStar Communications, Inc.(DAGGER) .............     11,792,428
                                                                 --------------
                                                                    305,554,604
                                                                 --------------
              Total Common Stocks
               (Cost $854,671,439) .............................  1,291,223,843
                                                                 --------------
   PRINCIPAL
    AMOUNT
 ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.6%
              Federal National Mortgage Asssociation Discount:
$15,000,000    5.761%(DOUBLE DAGGER) due 01/20/2000 ............     14,955,192
 10,000,000    5.654%(DOUBLE DAGGER) due 01/24/2000 ............      9,964,989
 15,000,000    5.699%(DOUBLE DAGGER) due 02/07/2000 ............     14,913,975
  5,000,000    5.420%(DOUBLE DAGGER) due 05/15/2000 ............      4,894,500
 20,000,000   Federal Home Loan Mortgage Corporation,
               5.706%(DOUBLE DAGGER) due 02/10/2000 ............     19,875,556
                                                                 --------------
              Total U.S. Government Agency Discount Notes
               (Cost $64,614,461) ..............................     64,604,212
                                                                 --------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMERCIAL PAPER -- 2.5%
   (Cost $35,791,050)
$35,800,000   Household Finance Corporation,
               4.869%(DOUBLE DAGGER) due 01/03/2000 ............ $   35,791,050
                                                                 --------------
TOTAL INVESTMENTS (COST $955,076,950*) ...  98.2%                 1,391,619,105
OTHER ASSETS AND LIABILITIES (NET) .......   1.8                     25,253,115
                                           ------                --------------
NET ASSETS ............................... 100.0%                $1,416,872,220
                                           =====                 ==============
------------------------------
*                 Aggregate cost for Federal tax purposes was $961,484,756.
(DAGGER)          Non-income producing security.
(DOUBLE DAGGER)   Annualized yield at date of purchase.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       EMU -- European Monetary Unit
--------------------------------------------------------------------------------

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

                        FORWARD FOREIGN CURRENCY EXCHANGE
                                CONTRACTS TO BUY

                  CONTRACTS TO RECEIVE
              -----------------------------
EXPIRATION         LOCAL       IN EXCHANGE    VALUE IN      UNREALIZED
   DATE           CURRENCY      FOR U.S. $     U.S. $      DEPRECIATION
----------    ---------------  ------------  ----------    ------------
04/07/2000    EMU   8,000,000  $8,451,300    $8,116,551      $(334,749)
                                                            ----------
                                                             $(334,749)
                                                            ----------

                        FORWARD FOREIGN CURRENCY EXCHANGE
                                CONTRACTS TO SELL

                   CONTRACTS TO DELIVER
              -----------------------------
EXPIRATION       LOCAL          IN EXCHANGE   VALUE IN      UNREALIZED
   DATE        CURRENCY         FOR U.S. $    U.S. $       APPRECIATION
----------    ---------------  ------------  -----------  -------------
04/07/2000    EMU  39,000,000  $41,311,849   $39,568,187    $1,743,662
04/14/2000    EMU  16,000,000   16,295,870    16,241,135        54,735
06/09/2000    EMU  58,000,000   60,516,930    59,107,056     1,409,874
                                                           -----------
                                                            $3,208,271
                                                           -----------
 Net Unrealized Appreciation of Forward
   Foreign Currency Exchange Contracts ...............      $2,873,522
                                                            ==========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- 95.6%
   AEROSPACE/DEFENSE -- 1.2%
     62,000   Raytheon Company, Class B .........................  $  1,646,875
                                                                   ------------
   AUTOMOTIVE -- 3.4%
     66,000   General Motors Corporation ........................     4,797,375
                                                                   ------------
   BANKS -- 14.5%
     65,000   Bank of America Corporation .......................     3,262,187
     63,800   CCB Financial Corporation .........................     2,779,287
    100,000   Charter One Financial, Inc. .......................     1,912,500
     52,000   The Chase Manhattan Corporation ...................     4,039,750
    100,000   First Union Corporation ...........................     3,281,250
     76,000   FleetBoston Financial Corporation .................     2,645,750
    100,000   Washington Mutual, Inc. ...........................     2,600,000
                                                                   ------------
                                                                     20,520,724
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 5.3%
     45,000   MediaOne Group, Inc.(DAGGER) ......................     3,456,563
     66,000   Viacom Inc., Class A(DAGGER) ......................     3,988,875
                                                                   ------------
                                                                      7,445,438
                                                                   ------------
   CHEMICALS -- 4.5%
     38,926   du Pont (E.I.) de Nemours and Company .............     2,564,250
     76,000   Praxair, Inc. .....................................     3,823,750
                                                                   ------------
                                                                      6,388,000
                                                                   ------------
   COMPUTER INDUSTRY -- 10.0%
    150,000   Compaq Computer Corporation .......................     4,059,375
     75,000   Electronic Data Systems Corporation ...............     5,020,312
     46,500   International Business Machines
               Corporation ......................................     5,022,000
                                                                   ------------
                                                                     14,101,687
                                                                   ------------
   CONSUMER PRODUCTS -- 4.0%
    110,000   Fortune Brands, Inc. ..............................     3,636,875
     81,800   UST, Inc. .........................................     2,060,338
                                                                   ------------
                                                                      5,697,213
                                                                   ------------
   ELECTRONICS -- 2.5%
     26,460   Koninklijke (Royal) Philips
               Electronics N.V. .................................     3,572,100
                                                                   ------------
   FINANCIAL SERVICES -- 6.5%
     75,000   Freddie Mac .......................................     3,529,687
     26,700   Lehman Brothers Holdings Inc. .....................     2,261,156
     81,400   SLM Holding Corporation ...........................     3,439,150
                                                                   ------------
                                                                      9,229,993
                                                                   ------------
   HEALTH CARE -- 7.3%
     42,000   Aetna Inc. ........................................     2,344,125
     57,000   Bausch & Lomb, Inc. ...............................     3,900,937
    140,000   Columbia/HCA Healthcare Corporation ...............     4,103,750
                                                                   ------------
                                                                     10,348,812
                                                                   ------------
   INSURANCE -- 3.4%
    112,000   The Allstate Corporation ..........................     2,688,000
     20,000   American International Group, Inc. ................     2,162,500
                                                                   ------------
                                                                      4,850,500
                                                                   ------------





                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
   MANUFACTURING -- 7.1%
     44,000   Eaton Corporation .................................  $  3,195,500
     56,250   Honeywell International Inc. ......................     3,244,922
     37,000   Minnesota Mining and Manufacturing
               Company ..........................................     3,621,375
                                                                   ------------
                                                                     10,061,797
                                                                   ------------
   OIL AND GAS -- 14.3%
     81,000   BP Amoco Plc, ADR .................................     4,804,312
     55,000   Burlington Resources Inc. .........................     1,818,438
     81,933   Conoco Inc., Class B ..............................     2,038,083
    102,000   El Paso Energy Corporation ........................     3,958,875
     44,000   Exxon Mobil Corporation ...........................     3,544,750
     49,000   Transocean Sedco Forex Inc. .......................     1,650,688
    100,000   USX-Marathon Group ................................     2,468,750
                                                                   ------------
                                                                     20,283,896
                                                                   ------------
   PAPER AND FOREST PRODUCTS -- 2.2%
     55,000   International Paper Company .......................     3,104,063
                                                                   ------------
   PHARMACEUTICALS -- 1.2%
     38,000   Pharmacia & Upjohn, Inc. ..........................     1,710,000
                                                                   ------------
   RETAIL -- 2.8%
     80,000   Federated Department Stores, Inc.(DAGGER) .........     4,045,000
                                                                   ------------
   TELECOMMUNICATIONS -- 5.4%
     65,000   BellSouth Corporation .............................     3,042,813
     94,000   SBC Communications Inc. ...........................     4,582,500
                                                                   ------------
                                                                      7,625,313
                                                                   ------------
              Total Common Stocks
               (Cost $125,703,139) ..............................   135,428,786
                                                                   ------------
   PRINCIPAL
    AMOUNT
 -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 2.8%
   (Cost $3,896,719)
$ 3,897,000   Federal Home Loan Bank,
               1.217%(DOUBLE DAGGER) due 01/03/2000 .............     3,896,719
                                                                   ------------
TOTAL INVESTMENTS (COST $129,599,858*) ...  98.4%                   139,325,505
OTHER ASSETS AND LIABILITIES (NET) .......   1.6                      2,269,066
                                           ------                  ------------
NET ASSETS ............................... 100.0%                  $141,594,571
                                           =====                   ============
------------------------------
*                 Aggregate cost for Federal tax purposes was $129,730,097.
(DAGGER)          Non-income producing security.
(DOUBLE DAGGER)   Annualized yield at date of purchase.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 96.1%
   AEROSPACE/DEFENSE -- 1.8%
    139,600   General Dynamics Corporation .....................   $  7,363,900
    173,200   United Technologies Corporation ..................     11,258,000
                                                                   ------------
                                                                     18,621,900
                                                                   ------------
   AUTOMOTIVE -- 0.2%
     96,900   Federal-Mogul Corporation ........................      1,950,112
                                                                   ------------
   BANKS -- 2.5%
    100,500   Bank of America Corporation ......................      5,043,844
    769,600   Bank of Ireland ..................................      6,123,920
    113,900   Bank One Corporation .............................      3,651,919
     52,152   The Chase Manhattan Corporation ..................      4,051,558
    169,100   U.S. Bancorp. ....................................      4,026,694
     60,000   Wells Fargo Company ..............................      2,426,250
                                                                   ------------
                                                                     25,324,185
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 4.1%
     98,100   CBS Corporation(DAGGER) ..........................      6,272,269
    104,400   Comcast Corporation, Special Class A .............      5,278,725
    216,025   Infinity Broadcasting Corporation, Class A(DAGGER)      7,817,405
    185,900   Time Warner Inc. .................................     13,466,131
    154,500   Tribune Company ..................................      8,507,156
                                                                   ------------
                                                                     41,341,686
                                                                   ------------
   CHEMICALS -- 0.2%
     70,500   Cambrex Corporation ..............................      2,427,844
                                                                   ------------
   COMPUTER INDUSTRY -- 23.8%
     81,200   America Online, Inc.(DAGGER) .....................      6,125,525
     14,200   Ariba, Inc.(DAGGER) ..............................      2,518,725
    150,600   BMC Software, Inc.(DAGGER) .......................     12,038,587
    283,300   Cisco Systems, Inc.(DAGGER) ......................     30,348,512
     28,800   Citrix Systems, Inc.(DAGGER) .....................      3,542,400
     77,825   Computer Associates International, Inc. ..........      5,442,886
    242,000   Compuware Corporation(DAGGER) ....................      9,014,500
    146,800   EMC Corporation(DAGGER) ..........................     16,037,900
     42,400   Hewlett-Packard Company ..........................      4,830,950
     82,600   International Business Machines Corporation ......      8,920,800
     19,150   Liberate Technologies, Inc.(DAGGER) ..............      4,921,550
     29,900   Macromedia, Inc.(DAGGER) .........................      2,186,437
    357,700   Microsoft Corporation(DAGGER) ....................     41,761,475
    228,050   Oracle Corporation(DAGGER) .......................     25,555,853
      6,800   Phone.com, Inc.(DAGGER) ..........................        788,375
    116,400   Seagate Technology, Inc.(DAGGER) .................      5,419,875
    389,400   Sun Microsystems, Inc.(DAGGER) ...................     30,154,162
     12,100   Synopsys, Inc.(DAGGER) ...........................        807,675
     30,750   Trintech Group Plc, ADR(DAGGER) ..................      1,522,125
     53,400   VeriSign, Inc.(DAGGER) ...........................     10,196,062
    136,762   VERITAS Software Corporation(DAGGER) .............     19,574,061
                                                                   ------------
                                                                    241,708,435
                                                                   ------------
   CONSUMER PRODUCTS -- 3.4%
    149,900   The Clorox Company ...............................      7,551,212
    157,200   Colgate-Palmolive Company ........................     10,218,000
    232,700   The Dial Corporation .............................      5,657,519
     97,800   Polaroid Corporation .............................      1,839,862
     81,100   The Procter & Gamble Company .....................      8,885,519
                                                                   ------------
                                                                     34,152,112





                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
   ELECTRONICS -- 8.0%
    302,800   Analog Devices, Inc.(DAGGER) .....................   $ 28,160,400
      6,375   Ancor Communications, Inc.(DAGGER) ...............        432,703
     37,700   The DII Group, Inc.(DAGGER) ......................      2,675,522
     94,400   Flextronics International Ltd.(DAGGER) ...........      4,342,400
    458,000   Hitachi Ltd. .....................................      7,351,669
     52,200   Intel Corporation ................................      4,296,712
    318,800   LSI Logic Corporation(DAGGER) ....................     21,519,000
     54,800   Micron Technology, Inc.(DAGGER) ..................      4,260,700
     52,900   Oak Industries Inc.(DAGGER) ......................      5,614,012
     33,600   SCI Systems, Inc.(DAGGER) ........................      2,761,500
                                                                   ------------
                                                                     81,414,618
                                                                   ------------
   ENERGY -- 1.0%
     49,200   The AES Corporation(DAGGER) ......................      3,677,700
     95,600   CMS Energy Corporation ...........................      2,981,525
     94,200   Texas Utilities Company ..........................      3,349,987
                                                                   ------------
                                                                     10,009,212
                                                                   ------------
   FINANCIAL SERVICES -- 4.7%
    172,814   Associates First Capital Corporation, Class A ....      4,741,584
    102,000   Capital One Financial Corporation ................      4,915,125
    196,250   CitiGroup, Inc. ..................................     10,904,141
     87,800   First Data Corporation ...........................      4,329,637
    129,200   Freddie Mac ......................................      6,080,475
     24,600   Merrill Lynch & Company, Inc. ....................      2,054,100
     33,400   Morgan Stanley Dean Witter & Company .............      4,767,850
     20,100   Orix Corporation .................................      4,528,746
     63,500   Providian Financial Corporation ..................      5,782,469
                                                                   ------------
                                                                     48,104,127
                                                                   ------------
   FOOD AND BEVERAGES -- 2.2%
    162,200   Anheuser-Busch Companies, Inc. ...................     11,495,925
    127,500   Nabisco Holdings Corporation, Class A ............      4,032,187
     95,900   The Quaker Oats Company ..........................      6,293,437
                                                                   ------------
                                                                     21,821,549
                                                                   ------------
   HEALTH CARE -- 2.4%
    154,600   Guidant Corporation(DAGGER) ......................      7,266,200
        400   McKesson HBOC, Inc. ..............................          9,025
    237,500   Medtronic, Inc. ..................................      8,653,906
     86,100   United Healthcare Corporation ....................      4,574,063
     72,500   VISX, Inc.(DAGGER) ...............................      3,751,875
                                                                   ------------
                                                                     24,255,069
                                                                   ------------
   INSURANCE -- 5.2%
    117,125   American International Group, Inc. ...............     12,664,141
     37,000   Aon Corporation ..................................      1,480,000
    220,200   AXA Financial, Inc. ..............................      7,459,275
    135,600   CIGNA Corporation ................................     10,924,275
    114,300   The Hartford Financial Services Group, Inc. ......      5,414,963
    163,800   Lincoln National Corporation .....................      6,552,000
     35,300   Marsh & McLennan Companies, Inc. .................      3,377,769
    128,254   ReliaStar Financial Corporation ..................      5,025,954
                                                                   ------------
                                                                     52,898,377
                                                                   ------------
   LEISURE ENTERTAINMENT -- 0.5%
    104,400   Carnival Corporation .............................      4,991,625
                                                                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                        ------------
COMMON STOCKS -- (CONTINUED)
   MANUFACTURING -- 5.9%
     71,200   Abitibi-Consolidated Inc. ........................   $    845,500
     58,300   Corning Inc. .....................................      7,517,056
    156,100   Danaher Corporation ..............................      7,531,825
     46,200   Deere & Company ..................................      2,003,925
     55,000   General Electric Company .........................      8,511,250
     22,700   Ingersoll-Rand Company ...........................      1,249,919
     32,900   Mannesmann AG ....................................      8,019,525
    168,800   Owens-Illinois, Inc.(DAGGER) .....................      4,230,550
     11,570   SPX Corporation(DAGGER) ..........................        935,001
    494,468   Tyco International Ltd. ..........................     19,222,444
                                                                 --------------
                                                                     60,066,995
                                                                 --------------
   OIL AND GAS -- 6.0%
     33,300   Atlantic Richfield Company (ARCO) ................      2,880,450
    115,710   BP Amoco Plc, ADR ................................      6,863,049
     49,400   Columbia Energy Group ............................      3,124,550
    454,200   Conoco Inc., Class B .............................     11,298,225
     52,000   Cooper Cameron Corporation(DAGGER) ...............      2,544,750
     40,300   Devon Energy Corporation .........................      1,324,863
    144,200   EOG Resources, Inc. ..............................      2,532,513
    172,574   Exxon Mobil Corporation ..........................     13,902,993
     98,100   Noble Drilling Corporation(DAGGER) ...............      3,212,775
     16,200   Total Fina SA, Class B ...........................      1,121,850
     56,500   Total Fina SA ....................................      7,540,527
      3,900   Transocean Offshore, Inc. ........................        131,382
    124,300   Transocean Sedco Forex, Inc. .....................      4,187,356
                                                                 --------------
                                                                     60,665,283
                                                                 --------------
   PAPER AND FOREST PRODUCTS -- 0.5%
     89,300   Bowater Inc. .....................................      4,850,106
                                                                 --------------
   PHARMACEUTICALS -- 5.1%
    357,100   American Home Products Corporation ...............     14,083,131
    154,400   AstraZeneca Group Plc ............................      6,404,652
    146,500   Boston Scientific Corporation(DAGGER) ............      3,204,688
    152,700   Bristol-Myers Squibb Company .....................      9,801,431
    228,500   Pharmacia & Upjohn, Inc. .........................     10,282,500
    187,300   Sanofi-Synthelabo S.A.(DAGGER) ...................      7,799,120
                                                                 --------------
                                                                     51,575,522
                                                                 --------------
   RETAIL -- 6.1%
        882   Albertson's, Inc. ................................         28,445
     63,400   Costco Wholesale Corporation(DAGGER) .............      5,785,250
    238,900   CVS Corporation ..................................      9,541,069
        360   FreeMarkets, Inc.(DAGGER) ........................        122,873
     91,200   The Gap, Inc. ....................................      4,195,200
    231,700   The Kroger Company(DAGGER) .......................      4,373,338
    302,500   Office Depot, Inc.(DAGGER) .......................      3,308,594
    346,400   Safeway Inc.(DAGGER) .............................     12,318,850
     43,000   Tandy Corporation ................................      2,115,063
    153,000   The TJX Companies, Inc. ..........................      3,126,938
    245,600   Wal-Mart Stores, Inc. ............................     16,977,100
                                                                 --------------
                                                                     61,892,720
                                                                 --------------


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   SERVICES -- 0.3%
     16,400   BEA Systems, Inc.(DAGGER) ........................   $  1,146,975
     41,600   Cendant Corporation(DAGGER) ......................      1,105,000
      8,810   Digimarc Corporation(DAGGER) .....................        440,500
                                                                 --------------
                                                                      2,692,475
                                                                 --------------
   TELECOMMUNICATIONS -- 12.2%
    245,600   Bell Atlantic Corporation ........................     15,119,750
     35,800   EchoStar Communications Corporation, Class A(DAGGER)    3,490,500
     10,800   General Instrument Corporation(DAGGER) ...........        918,000
     40,500   GTE Corporation ..................................      2,857,781
    298,791   MCI WorldCom, Inc.(DAGGER) .......................     15,854,597
    145,300   Motorola, Inc. ...................................     21,395,425
        473   Nippon Telegraph & Telephone Corporation(DAGGER) .      8,101,693
    127,000   Nortel Networks Corporation ......................     12,827,000
    126,900   SBC Communications Inc. ..........................      6,186,375
    144,500   Sprint Corporation ...............................      9,726,656
    230,600   Sprint Corporation (PCS Group)(DAGGER) ...........     23,636,500
     64,300   Telefonaktiebolaget LM Ericson, Class B ..........      4,134,003
          5   Tellabs, Inc.(DAGGER) ............................            321
                                                                 --------------
                                                                    124,248,601
                                                                 --------------
              Total Common Stocks
               (Cost $756,826,023) .............................    975,012,553
                                                                 --------------
   PRINCIPAL
    AMOUNT
 ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 3.2%
   (Cost $31,997,333)
$32,000,000   Federal Home Loan Mortgage Corporation,
               1.217%(DOUBLE DAGGER) due 01/03/2000                  31,997,333
                                                                 --------------
TOTAL INVESTMENTS (COST $788,823,356*) ...  99.3%                 1,007,009,886
OTHER ASSETS AND LIABILITIES (NET) .......   0.7                      7,645,730
                                            ------               --------------
NET ASSETS ...............................  100.0%               $1,014,655,616
                                            =====                ==============
------------------------------
*                 Aggregate cost for Federal tax purposes was $790,573,912.
(DAGGER)          Non-income producing security.
(DOUBLE DAGGER)   Annualized yield at date of purchase.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 101.2%
   CANADA -- 1.7%
     40,891   Bombardier Inc., Class B ..........................  $    839,916
     23,483   Nortel Networks Corporation .......................     2,372,702
                                                                   ------------
                                                                      3,212,618
                                                                   ------------
   FINLAND -- 3.8%
     29,014   Nokia Oyj .........................................     5,260,384
     25,357   Sonera Oyj ........................................     1,738,054
                                                                   ------------
                                                                      6,998,438
                                                                   ------------
   FRANCE -- 7.2%
      1,473   Altran Technologies S.A. ..........................       890,208
      8,746   Axa ...............................................     1,219,222
      6,075   Carrefour S.A. ....................................     1,120,397
      4,920   Castorama Dubois Investisse .......................     1,496,613
      1,867   L'OREAL, S.A. .....................................     1,497,847
      5,058   LVMH (Louis Vitton Moet Hennessy) .................     2,265,600
     32,105   Sanofi-Synthelabo S.A.(DAGGER) ....................     1,336,843
      6,702   Societe Television Francaise 1 ....................     3,510,307
                                                                   ------------
                                                                     13,337,037
                                                                   ------------
   GERMANY -- 1.5%
      5,715   Mannesmann AG .....................................     1,393,057
      4,209   Marschollek, Lautenschleger und Partner AG ........     1,271,855
                                                                   ------------
                                                                      2,664,912
                                                                   ------------
   HONG KONG -- 1.1%
    330,000   China Telecom (Hong Kong), Ltd. ...................     2,063,163
                                                                   ------------
   ITALY -- 2.7%
     28,529   Bipop-Carire SPA ..................................     2,524,444
     76,368   Mediaset SPA ......................................     1,187,671
     90,115   Mediolanum SPA ....................................     1,179,989
                                                                   ------------
                                                                      4,892,104
                                                                   ------------
   JAPAN -- 16.6%
         10   AIFUL  Corporation ................................         1,223
      2,500   Fujitsu Support and Service, Inc. .................     1,225,898
        800   Hikari Tsushin, Inc. ..............................     1,605,168
     10,400   ITO EN, Ltd. ......................................     1,454,595
        550   Kao Corporation ...................................        15,692
      2,500   Keyence Corporation ...............................     1,015,464
      8,000   Matsushita Communication Industrial Company, Ltd. .     2,114,124
     11,000   Murata Manufacturing Company, Ltd. ................     2,583,929
    175,000   The Nikko Securities Company, Ltd. ................     2,214,691
         97   NTT Mobile Communications Network, Inc.(DAGGER) ...     3,731,134
      4,100   Rohm Company Ltd. .................................     1,685,426
      4,300   Ryohin Keikaku Company, Ltd. ......................       863,199
      8,000   Seven-Eleven Japan Company, Ltd. ..................     1,268,474
     83,000   Sharp Corporation .................................     2,124,352
      3,600   Shimamura Company, Ltd. ...........................       570,813
      3,300   SMC Corporation ...................................       730,283
      3,200   Softbank Corporation ..............................     3,063,130
      6,400   Sony Corporation ..................................     1,898,013
     17,100   Takeda Chemical Industries, Ltd. ..................       845,209
      5,400   Tokyo Electron Ltd. ...............................       739,943
          1   Yahoo Japan Corporation(DAGGER) ...................       894,587
                                                                   ------------
                                                                     30,645,347
                                                                   ------------




                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   NETHERLANDS -- 5.2%
     12,058   Aegon, N.V. .......................................  $  1,164,746
     16,104   ASM Lithography Holding, N.V.(DAGGER) .............     1,789,149
     56,944   KPNQwest, N.V.(DAGGER) ............................     3,791,288
     19,881   Randstad Holding, N.V. ............................       957,202
     11,873   STMicroelectronics, N.V. ..........................     1,827,348
                                                                   ------------
                                                                      9,529,733
                                                                   ------------
   PORTUGAL -- 0.1%
     48,000   Banco Comercial Portugues S.A. ....................       266,398
                                                                   ------------
   SWEDEN -- 1.3%
     38,196   Hennes & Mauritz AB-B .............................     1,279,485
     35,940   Skandia Forsakrings AB ............................     1,085,635
                                                                   ------------
                                                                      2,365,120
                                                                   ------------
   SWITZERLAND -- 0.5%
        272   Julius Baer Holding, Ltd., AG, Class B ............       821,654
                                                                   ------------
   UNITED KINGDOM -- 10.0%
         80   British Telecommunications Plc ....................         1,955
     80,152   Capita Group Plc ..................................     1,463,006
     66,018   Colt Telecom Group Plc(DAGGER) ....................     3,379,386
     27,188   Dixons Group Plc ..................................       653,921
     65,604   Logica Plc ........................................     1,684,925
     85,989   Misys Plc .........................................     1,340,366
     70,121   Prudential Corporation ............................     1,381,851
     66,856   SEMA Group Plc ....................................     1,203,037
     82,054   SmithKline Beecham Plc ............................     1,047,081
    187,680   TeleWest Communications Plc(DAGGER) ...............     1,001,184
    817,470   Vodafone Group Plc ................................     4,050,509
     80,704   WPP Group Plc .....................................     1,278,843
                                                                   ------------
                                                                     18,486,064
                                                                   ------------
   UNITED STATES -- 49.5%
     22,800   America Online, Inc.(DAGGER) ......................     1,719,975
     17,000   American Express Company ..........................     2,826,250
     17,050   American International Group, Inc. ................     1,843,531
     37,900   Amgen Inc.(DAGGER) ................................     2,276,369
     15,600   Applied Materials, Inc.(DAGGER) ...................     1,976,325
     51,176   AT&T Corp. - Liberty Media Group, Class A(DAGGER) .     2,904,238
     15,900   BMC Software, Inc.(DAGGER) ........................     1,271,006
     44,700   Bristol-Myers Squibb Company ......................     2,869,181
     21,400   CBS Corporation(DAGGER) ...........................     1,368,262
     36,500   The Charles Schwab Corporation ....................     1,400,688
      7,100   CheckFree Holdings Corporation(DAGGER) ............       741,950
     31,550   Cisco Systems, Inc.(DAGGER) .......................     3,379,794
     44,700   Citigroup, Inc. ...................................     2,483,644
     11,800   Clear Channel Communications, Inc.(DAGGER) ........     1,053,150
     17,300   Comcast Corporation, Special Class A ..............       874,731
     30,700   Dell Computer Corporation(DAGGER) .................     1,565,700
     12,600   EMC Corporation(DAGGER) ...........................     1,376,550
     22,200   The Estee Lauder Companies Inc., Class A ..........     1,119,713
     10,400   Fannie Mae ........................................       649,350
     18,100   Genentech, Inc.(DAGGER) ...........................     2,434,450
     28,500   General Electric Company ..........................     4,410,375
     36,150   The Home Depot, Inc. ..............................     2,478,534
     37,000   Intel Corporation .................................     3,045,562
     21,700   Intuit Inc.(DAGGER) ...............................     1,300,644
     23,000   Johnson & Johnson .................................     2,141,875
      9,600   Linear Technology Corporation .....................       687,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- (CONTINUED)
     26,300   Lucent Technologies Inc. ..........................  $  1,967,569
     56,498   Microsoft Corporation(DAGGER) .....................     6,596,141
     12,900   Omnicom Group Inc. ................................     1,290,000
     29,900   Oracle Corporation(DAGGER) ........................     3,350,669
      4,900   Phone.com, Inc.(DAGGER) ...........................       568,094
     38,800   Qualcomm, Inc. ....................................     6,833,650
     22,751   Schering-Plough Corporation .......................       959,808
     12,600   Solectron Corporation(DAGGER) .....................     1,198,575
     33,500   Sun Microsystems, Inc.(DAGGER) ....................     2,594,156
     15,600   Teradyne, Inc.(DAGGER) ............................     1,029,600
     15,400   Texas Instruments, Inc. ...........................     1,491,875
     12,600   VERITAS Software Corporation(DAGGER) ..............     1,803,375
     20,600   Viacom, Inc., Class B(DAGGER) .....................     1,245,013
     52,700   Wal-Mart Stores, Inc. .............................     3,642,888
     27,400   Walgreen Company ..................................       801,450
      8,200   Warner-Lambert Company ............................       671,888
     11,800   Yahoo! Inc.(DAGGER) ...............................     5,105,713
                                                                   ------------
                                                                     91,349,311
                                                                   ------------
              Total Common Stocks
               (Cost $125,195,743) ..............................   186,631,899
                                                                   ------------
TOTAL INVESTMENTS (COST $125,195,743*) ..  101.2%                   186,631,899
OTHER ASSETS AND LIBILITIES (NET) .......   (1.2)                    (2,146,340)
                                           ------                  ------------
NET ASSETS ..............................  100.0%                  $184,485,559
                                           =====                   ============
------------------------------
*        Aggregate cost for Federal tax purposes was $125,481,046.
(DAGGER) Non-income producing security.




The industry classification of the Managed Global Series at December 31, 1999 was as follows:
                                           % OF                       VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS                   (NOTE 1)
-----------------------                 ----------                 ------------
LONG TERM INVESTMENTS:
Advertising .........................       1.4 %                 $   2,568,843
Banks ...............................       2.0                       3,612,495
Computer Industry ...................      22.9                      42,240,628
Diversified Operations ..............       0.5                         839,916
Drugs. ..............................       3.3                       6,098,314
Electronics. ........................       9.9                      18,257,850
Engineering. ........................       0.5                         890,208
Financial Services. .................       5.9                      10,847,701
Food and Beverage Products. .........       2.0                       3,720,196
Insurance ...........................       4.3                       7,874,974
Manufacturing. ......................       1.1                       2,123,340
Medical Supplies and Services .......       4.6                       8,484,389
Multimedia. .........................       7.1                      13,144,557
Nondurable Goods ....................       1.4                       2,633,251
Retail ..............................       7.7                      14,175,774
Services ............................       1.3                       2,420,207
Telecommunications ..................      22.9                      42,288,881
Utilities ...........................       2.4                       4,410,375
                                          ------                   ------------
TOTAL INVESTMENTS. ..................     101.2                     186,631,899
OTHER ASSETS AND LIABILITIES (NET) ..      (1.2)                     (2,146,340)
                                          ------                   ------------
NET ASSETS. .........................     100.0%                   $184,485,559
                                          =====                    ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 88.7%
   BANKS -- 1.2%
     62,500   The Chase Manhattan Corporation ...................  $  4,855,469
                                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 11.8%
    389,500   Comcast Corporation, Special Class A ..............    19,694,094
    264,500   Cox Communications, Inc., Class A(DAGGER) .........    13,621,750
     36,000   MediaOne Group, Inc.(DAGGER) ......................     2,765,250
    175,000   Time Warner Inc. ..................................    12,676,562
                                                                   ------------
                                                                     48,757,656
                                                                   ------------
   COMPUTER INDUSTRY -- 17.6%
    117,000   Apple Computer, Inc.(DAGGER) ......................    12,029,062
    176,000   At Home Corporation, Series A(DAGGER) .............     7,546,000
     31,000   BMC Software, Inc.(DAGGER) ........................     2,478,062
      2,800   Citrix Systems, Inc.(DAGGER) ......................       344,400
     10,500   Comverse Technology, Inc.(DAGGER) .................     1,519,875
     15,000   EMC Corporation(DAGGER) ...........................     1,638,750
    166,500   Gateway Inc.(DAGGER) ..............................    11,998,406
     63,200   International Business Machines Corporation .......     6,825,600
     92,000   Lexmark International Group, Inc.,  Class A(DAGGER)     8,326,000
     61,000   Microsoft Corporation(DAGGER) .....................     7,121,750
     80,000   Sun Microsystems, Inc.(DAGGER) ....................     6,195,000
    203,500   Unisys Corporation(DAGGER) ........................     6,499,281
                                                                   ------------
                                                                     72,522,186
                                                                   ------------
   CONSUMER PRODUCTS -- 1.3%
     56,000   Colgate-Palmolive Company .........................     3,640,000
     29,000   Kimberly-Clark Corporation ........................     1,892,250
                                                                   ------------
                                                                      5,532,250
                                                                   ------------
   ELECTRONICS -- 1.8%
     23,000   Analog Devices, Inc.(DAGGER) ......................     2,139,000
     25,000   Solectron Corporation(DAGGER) .....................     2,378,125
     38,300   Teradyne, Inc.(DAGGER) ............................     2,527,800
      6,000   Waters Corporation(DAGGER) ........................       318,000
                                                                   ------------
                                                                      7,362,925
                                                                   ------------
   FINANCIAL SERVICES -- 8.0%
     24,000   American Express Company ..........................     3,990,000
    152,000   Associates First Capital Corporation, Class A .....     4,170,500
     94,000   Citigroup, Inc. ...................................     5,222,875
    155,000   First Data Corporation ............................     7,643,437
     26,500   Freddie Mac .......................................     1,247,156
     69,200   Morgan Stanley Dean Witter & Company ..............     9,878,300
      9,000   Providian Financial Corporation ...................       819,562
                                                                   ------------
                                                                     32,971,830
                                                                   ------------
   HEALTH CARE -- 2.5%
    219,000   Guidant Corporation(DAGGER) .......................    10,293,000
                                                                   ------------
   INSURANCE -- 3.6%
    118,500   American International Group, Inc. ................    12,812,813
     45,000   The Hartford Financial Services Group, Inc. .......     2,131,875
                                                                   ------------
                                                                     14,944,688
                                                                   ------------
   LEISURE ENTERTAINMENT -- 1.4%
    124,000   Carnival Corporation ..............................     5,928,750
                                                                   ------------



                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
   MANUFACTURING -- 2.7%
    280,800   Tyco International Ltd. ...........................  $ 10,916,100
                                                                   ------------
   PAPER AND FOREST PRODUCTS -- 0.8%
     45,700   Weyerhaeuser Company ..............................     3,281,831
                                                                   ------------
   PHARMACEUTICALS -- 3.4%
     86,500   Bristol-Myers Squibb Company ......................     5,552,219
    163,900   Pharmacia & Upjohn, Inc. ..........................     7,375,500
     12,000   Warner-Lambert Company ............................       983,250
                                                                   ------------
                                                                     13,910,969
                                                                   ------------
   RESTAURANTS -- 0.4%
     38,000   McDonald's Corporation ............................     1,531,875
                                                                   ------------
   RETAIL -- 11.1%
    149,000   Best Buy Company Inc.(DAGGER) .....................     7,477,938
     82,500   Costco Wholesale Corporation(DAGGER) ..............     7,528,125
    270,000   Dayton Hudson Corporation .........................    19,828,125
    262,500   The Kroger Company(DAGGER) ........................     4,954,688
     54,000   Lowe's Companies, Inc. ............................     3,226,500
     73,000   Safeway Inc.(DAGGER) ..............................     2,596,063
                                                                   ------------
                                                                     45,611,439
                                                                   ------------
   SEMICONDUCTORS -- 3.1%
     72,500   Applied Materials, Inc.(DAGGER) ...................     9,184,844
     39,000   Texas Instruments, Inc. ...........................     3,778,125
                                                                   ------------
                                                                     12,962,969
                                                                   ------------
   SERVICES -- 1.8%
     73,000   Omnicom Group Inc. ................................     7,300,000
                                                                   ------------
   TELECOMMUNICATIONS -- 16.2%
     26,500   Lucent Technologies Inc. ..........................     1,982,531
    147,000   MCI WorldCom, Inc.(DAGGER) ........................     7,800,188
     46,500   Motorola, Inc. ....................................     6,847,125
    190,500   Nextel Communications, Inc., Class A(DAGGER) ......    19,645,313
    161,000   Nokia Oyj, ADR ....................................    30,590,000
                                                                   ------------
                                                                     66,865,157
                                                                   ------------
              Total Common Stocks
               (Cost $293,383,978) ..............................   365,549,094
                                                                   ------------
   PRINCIPAL
    AMOUNT
 ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 10.7%
   (Cost $44,073,327)
$44,077,000   Federal Home Loan Bank,
               1.217%(DOUBLE DAGGER) due 01/03/2000 .............    44,073,327
                                                                   ------------
TOTAL INVESTMENTS (COST $337,457,305*) ..   99.4%                   409,622,421
OTHER ASSETS AND LIABILITIES (NET) ......    0.6                      2,275,948
                                           ------                  ------------
NET ASSETS ..............................  100.0                   $411,898,369
                                           =====                   ============
------------------------------
*                 Aggregate cost for Federal tax purposes was $337,758,734.
(DAGGER)          Non-income producing security.
(DOUBLE DAGGER)   Annualized yield at date of purchase.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                                DECEMBER 31, 1999

                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- 93.0%
   BROADCAST, RADIO AND TELEVISION -- 3.2%
     65,800   Hearst-Argyle Television, Inc.(DAGGER) ............  $  1,751,925
     34,900   Meredith Corporation ..............................     1,454,894
     18,800   Sinclair Broadcast Group, Inc., Class A(DAGGER) ...       229,419
      2,125   Spanish Broadcasting System, Inc., Class A(DAGGER)         85,531
    421,700   SportLine USA, Inc.(DAGGER) .......................    21,137,712
                                                                   -------------
                                                                     24,659,481
                                                                   -------------
   BUILDING/CONSTRUCTION -- 0.3%
    168,250   U.S. Aggregates, Inc.(DAGGER) .....................     2,019,000
                                                                   -------------
   COMPUTER INDUSTRY -- 17.2%
     53,400   Affiliated Computer Services, Inc., Class A(DAGGER)     2,456,400
     87,075   Ancor Communications, Inc.(DAGGER) ................     5,910,216
    144,900   Aspen Technology, Inc.(DAGGER) ....................     3,830,794
     19,100   CheckFree Holdings Corporation(DAGGER) ............     1,995,950
      4,300   Citrix Systems, Inc.(DAGGER) ......................       528,900
    168,200   Computer Network Technology Corporation(DAGGER) ...     3,858,087
     40,100   DST Systems, Inc.(DAGGER) .........................     3,060,131
    279,400   Harbinger Corporation(DAGGER) .....................     8,888,412
     41,400   Interliant Inc.(DAGGER) ...........................     1,076,400
     20,000   Macromedia, Inc.(DAGGER) ..........................     1,462,500
    161,970   Network Solutions, Inc., Class A(DAGGER) ..........    35,238,598
    432,800   RSA Security, Inc.(DAGGER) ........................    33,542,000
     34,682   S1 Corporation(DAGGER) ............................     2,709,531
    216,000   Seagate Technology, Inc.(DAGGER) ..................    10,057,500
    831,000   SunGard Data Systems, Inc.(DAGGER) ................    19,736,250
      2,000   Trintech Group Plc, ADR(DAGGER) ...................        99,000
                                                                   -------------
                                                                    134,450,669
                                                                   -------------
   DIVERSIFIED MINERALS -- 0.0%#
    366,400   Southern Africa Minerals Corporation(DAGGER) ......        58,380
                                                                   -------------
   ELECTRONICS -- 11.2%
      7,960   Agilent Technologies, Inc.(DAGGER) ................       615,407
    227,000   Amkor Technology, Inc.(DAGGER) ....................     6,412,750
    114,000   Analog Devices, Inc.(DAGGER) ......................    10,602,000
    139,700   Applied Science and Technology, Inc.(DAGGER) ......     4,642,842
     79,900   Cypress Semiconductor Corporation(DAGGER) .........     2,586,762
    151,300   DuPont Photomasks, Inc.(DAGGER) ...................     7,300,225
     44,800   Emulex Corporation(DAGGER) ........................     5,040,000
    109,500   Etec Systems, Inc.(DAGGER) ........................     4,913,812
     73,200   KLA-Tencor Corporation(DAGGER) ....................     8,152,650
     34,300   LTX Corporation(DAGGER) ...........................       767,462
    122,600   MKS Instruments, Inc.(DAGGER) .....................     4,428,925
     15,100   Novellus Systems, Inc.(DAGGER) ....................     1,850,222
     38,000   RF Micro Devices, Inc.(DAGGER) ....................     2,600,625
     44,800   Sawtek Inc.(DAGGER) ...............................     2,982,000
    326,800   SIPEX Corporation(DAGGER) .........................     8,027,025
    158,300   Teradyne, Inc.(DAGGER) ............................    10,447,800
    114,400   Waters Corporation(DAGGER) ........................     6,063,200
                                                                   -------------
                                                                     87,433,707
                                                                   -------------
   FINANCIAL SERVICES -- 4.1%
     19,400   The BISYS Group, Inc.(DAGGER) .....................     1,265,850
    709,700   Edwards (A.G.), Inc. ..............................    22,754,756
    199,700   Fiserv, Inc.(DAGGER) ..............................     7,651,006
                                                                   -------------
                                                                     31,671,612
                                                                   -------------




                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
  FOOD AND BEVERAGES -- 3.4%
  1,538,050   Del Monte Foods Company(DAGGER) ...................  $ 18,937,241
     22,200   The Great Atlantic & Pacific Tea Company, Inc. ....       618,825
    263,800   Keebler Foods Company(DAGGER) .....................     7,419,375
                                                                   -------------
                                                                     26,975,441
                                                                   -------------
   HEALTH CARE -- 12.8%
      1,800   AHT Corporation(DAGGER) ...........................         8,437
    442,200   Cytyc Corporation(DAGGER) .........................    27,001,837
  2,071,000   Health Management Associates, Inc., Class A(DAGGER)    27,699,625
    128,200   Lincare Holdings, Inc.(DAGGER) ....................     4,446,938
    298,678   Martek Biosciences Corporation(DAGGER)^ ...........     3,584,136
    480,200   STERIS Corporation(DAGGER) ........................     4,952,063
  1,147,205   Total Renal Care Holdings, Inc.(DAGGER) ...........     7,671,933
    480,700   VISX, Inc.(DAGGER) ................................    24,876,225
                                                                   -------------
                                                                    100,241,194
                                                                   -------------
   MANUFACTURING -- 1.6%
    522,300   AGCO Corporation ..................................     7,018,406
    213,600   Smurfit-Stone Container Corporation(DAGGER) .......     5,233,200
                                                                   -------------
                                                                     12,251,606
                                                                   -------------
   OIL AND GAS -- 20.5%
    529,900   Apache Corporation ................................    19,573,181
    242,805   Cooper Cameron Corporation(DAGGER) ................    11,882,270
    236,763   Diamond Offshore Drilling, Inc. ...................     7,236,069
    675,000   EOG Resources, Inc. ...............................    11,854,688
  1,834,500   Global Industries, Ltd.(DAGGER) ...................    15,822,563
    640,700   The Houston Exploration Company(DAGGER) ...........    12,693,869
  1,043,960   Newfield Exploration Company(DAGGER) ..............    27,925,930
    724,300   Noble Drilling Corporation(DAGGER) ................    23,720,825
    713,400   Transocean Sedco Forex Inc. .......................    24,032,663
     91,400   Vastar Resources, Inc. ............................     5,392,600
                                                                   -------------
                                                                    160,134,658
                                                                   -------------
   PHARMACEUTICALS -- 1.9%
     55,000   Sepracor, Inc.(DAGGER) ............................     5,455,313
    204,200   United Therapeutics Corporation(DAGGER) ...........     9,393,200
                                                                   -------------
                                                                     14,848,513
                                                                   -------------
   PRINTING/PUBLISHING -- 2.1%
    113,500   The Reader's Digest Association, Inc., Class A ....     3,319,875
    206,300   Scholastic Corporation(DAGGER) ....................    12,829,281
                                                                   -------------
                                                                     16,149,156
                                                                   -------------
   RETAIL -- 2.9%
    211,100   BJ's Wholesale Club, Inc.(DAGGER) .................     7,705,150
    263,700   The Gymboree Corporation(DAGGER) ..................     1,483,313
    650,300   The Kroger Company(DAGGER) ........................    12,274,413
    216,100   LoJack Corporation(DAGGER) ........................     1,458,675
                                                                   -------------
                                                                     22,921,551
                                                                   -------------
   SERVICES -- 5.1%
    139,140   Collectors Universe, Inc.(DAGGER) .................       869,625
    118,700   CSG Systems International, Inc.(DAGGER) ...........     4,733,163
    537,100   IDEXX Laboratories, Inc.(DAGGER) ..................     8,660,738
     63,800   Learning Tree International, Inc.(DAGGER) .........     1,786,400
    231,100   National Data Corporation .........................     7,842,956
    507,300   NOVA Corporation(DAGGER) ..........................    16,011,656
                                                                   -------------
                                                                     39,904,538
                                                                   -------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                                DECEMBER 31, 1999


                                                                      VALUE
     SHARES                                                          (NOTE 1)
     ------                                                          --------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- 6.6%
    321,100   American Tower Corporation, Class A(DAGGER) .......  $  9,813,619
    733,590   Cable Design Technologies Corporation(DAGGER) .....    16,872,570
    643,100   Intermedia Communications Inc..(DAGGER) ...........    24,960,319
      7,780   Metromedia Fiber Network, Inc., Class A(DAGGER) ...       372,954
                                                                   ------------
                                                                     52,019,462
                                                                   ------------
   TRANSPORTATION -- 0.1%
     13,940   United Parcel Service, Inc., Class B(DAGGER) ......       961,860
                                                                   ------------
              Total Common Stocks
               (Cost $567,084,285) ..............................   726,700,828
                                                                   ------------
   PRINCIPAL
    AMOUNT
 ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 8.2%
$25,100,000   Federal Agricultural Mortgage Corporation,
               5.745%(DOUBLE DAGGER) due 01/13/2000 .............    25,052,561
 39,300,000   Federal Home Loan Mortgage Corporation
               Discount Note,
               1.217%(DOUBLE DAGGER) due 01/03/2000 .............    39,296,725
                                                                   ------------
              Total U.S. Government Agency Discount Notes
               (Cost $64,349,286)                                    64,349,286
                                                                   ------------
TOTAL INVESTMENTS (COST $631,433,571*) ..................  101.2%   791,050,114
OTHER ASSETS AND LIABILITIES (NET) ......................   (1.2)    (9,242,617)
                                                           -----   ------------
NET ASSETS ..............................................  100.0%  $781,807,497
                                                           =====   ============
------------------------------
*               Aggregate cost for Federal tax purposes was $632,234,864.
^               Illiquid security.
(DAGGER)        Non-income producing security.
(DOUBLE DAGGER) Annualized yield at date of purchase.
#               Amount is less than 0.01%.


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                                ALL-GROWTH SERIES

                                DECEMBER 31, 1999

                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 97.7%
   ADVERTISING -- 6.7%
     71,900   Getty Images, Inc.(DAGGER) ........  $  3,514,112
     56,100   Lamar Advertising Company(DAGGER) .     3,397,556
     32,100   Omnicom Group Inc. ................     3,210,000
                                                   ------------
                                                     10,121,668
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 2.8%
     74,750   Infinity Broadcasting Corporation,
               Class A(DAGGER) ..................     2,705,016
     14,500   Univision Communications, Inc.,
               Class A(DAGGER) ..................     1,481,719
                                                   ------------
                                                      4,186,735
                                                   ------------
   COMPUTER INDUSTRY -- 33.3%
     10,100   Active Software, Inc.(DAGGER) .....       929,200
      3,800   Akamai Technologies, Inc.(DAGGER) .     1,244,975
     18,400   Ariba, Inc.(DAGGER) ...............     3,263,700
     19,300   Art Technology Group, Inc.(DAGGER)      2,472,812
      6,500   Broadbase Software, Inc.(DAGGER) ..       731,250
     10,100   BroadVision, Inc.(DAGGER) .........     1,717,631
     12,900   Check Point Software
               Technologies Ltd.(DAGGER) ........     2,563,875
     11,100   Commerce One, Inc.(DAGGER) ........     2,181,150
     32,200   Exodus Communications, Inc.(DAGGER)     2,859,762
      9,700   F5 Networks, Inc.(DAGGER) .........     1,105,800
     19,300   Informatica Corporation(DAGGER) ...     2,053,037
     20,300   InfoSpace.com, Inc.(DAGGER) .......     4,344,200
      2,300   Intertrust Technologies
               Corporation(DAGGER) ..............       270,537
     40,000   Lycos, Inc.(DAGGER) ...............     3,182,500
     16,500   MicroStrategy, Inc.(DAGGER) .......     3,465,000
     54,800   Rare Medium Group, Inc.(DAGGER) ...     1,870,050
     17,000   Redback Networks Inc.(DAGGER) .....     3,017,500
      6,100   VA Linux Systems, Inc.(DAGGER) ....     1,260,412
     28,500   Verio Inc.(DAGGER) ................     1,316,344
     22,900   VeriSign, Inc.(DAGGER) ............     4,372,469
     14,500   VERITAS Software Corporation(DAGGER)    2,075,312
     13,000   Viant Corporation(DAGGER) .........     1,287,000
     16,100   Vignette Corporation(DAGGER) ......     2,624,300
                                                   ------------
                                                     50,208,816
                                                   ------------
   ELECTRONICS -- 10.0%
     14,700   C-Cor.net Corporation(DAGGER) .....     1,126,387
     38,000   Emulex Corporation(DAGGER) ........     4,275,000
     31,200   Flextronics International
               Ltd.(DAGGER) .....................     1,435,200
     21,200   Gemstar International Group
               Ltd.(DAGGER) .....................     1,510,500
     86,400   Mettler-Toledo International,
               Inc.(DAGGER) .....................     3,299,400
     14,700   Microchip Technology, Inc.(DAGGER)      1,006,031
     12,400   PE Corp-PE Biosystems Group .......     1,491,875
     22,500   PerkinElmer, Inc. .................       937,969
                                                   ------------
                                                     15,082,362
                                                   ------------
   FINANCIAL SERVICES -- 1.9%
     51,100   Ameritrade Holding Corporation,
               Class A(DAGGER) ..................     1,108,231
     68,000   E*TRADE Group, Inc.(DAGGER) .......     1,776,500
                                                   ------------
                                                      2,884,731
                                                   ------------
   HEALTH CARE -- 2.3%
     51,300   Allscripts Inc.(DAGGER) ...........     2,257,200
     20,600   Cytyc Corporation(DAGGER) .........     1,257,887
                                                   ------------
                                                      3,515,087
                                                   ------------
   LEISURE ENTERTAINMENT -- 0.9%
     44,100   Premier Parks, Inc.(DAGGER) .......     1,273,387
                                                   ------------




                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL AND GAS -- 3.1%
     48,700   Cooper Cameron Corporation(DAGGER)   $  2,383,256
     46,800   Diamond Offshore Drilling, Inc. ...     1,430,325
     46,400   EOG Resources, Inc. ...............       814,900
                                                   ------------
                                                      4,628,481
                                                   ------------
   PHARMACEUTICALS -- 6.8%
     22,400   Celgene Corporation(DAGGER) .......     1,568,000
     45,400   Medicis Pharmaceutical Corporation,
               Class A(DAGGER) ..................     1,932,338
     25,800   MedImmune, Inc.(DAGGER) ...........     4,279,575
     34,900   Teva Pharmaceutical ...............     2,501,894
                                                   ------------
                                                     10,281,807
                                                   ------------
   RETAIL -- 10.5%
     72,500   American Eagle Outfitters,
               Inc.(DAGGER) .....................     3,262,500
     36,300   Circuit City Stores, Inc. .........     1,635,769
     37,100   Insight Enterprises, Inc.(DAGGER) .     1,507,188
     41,800   Tandy Corporation .................     2,056,038
     34,900   Tiffany & Company .................     3,114,825
     16,400   Whole Foods Market, Inc.(DAGGER) ..       760,550
     70,100   Zale Corporation(DAGGER) ..........     3,391,088
                                                   ------------
                                                     15,727,958
                                                   ------------
   SEMICONDUCTORS -- 7.3%
     49,600   Atmel Corporation(DAGGER) .........     1,466,300
     44,400   Cypress Semiconductor
               Corporation(DAGGER) ..............     1,437,450
     33,100   Fairchild Semiconductor Corporation,
               Class A(DAGGER) ..................       984,725
     27,100   Integrated Device Technology,
               Inc.(DAGGER) .....................       785,900
     18,900   LSI Logic Corporation(DAGGER) .....     1,275,750
      6,900   QLogic Corporation(DAGGER) ........     1,103,138
     35,900   TriQuint Semiconductor, Inc.(DAGGER)    3,993,875
                                                   ------------
                                                     11,047,138
                                                   ------------
   SERVICES -- 3.2%
     22,000   BEA Systems, Inc.(DAGGER) .........     1,538,625
     28,000   United Rentals, Inc.(DAGGER) ......       479,500
     63,700   USWeb Corporation(DAGGER) .........     2,830,669
                                                   ------------
                                                      4,848,794
                                                   ------------
   TELECOMMUNICATIONS -- 8.9%
     21,600   CIENA Corporation(DAGGER) .........     1,242,000
     25,300   CommScope, Inc.(DAGGER) ...........     1,019,906
     11,000   Ditech Communications
               Corporation (DAGGER) .............     1,028,500
      3,300   Finisar Corporation(DAGGER) .......       296,588
     25,400   JDS Uniphase Corporation(DAGGER) ..     4,097,338
      4,100   Juniper Networks, Inc.(DAGGER) ....     1,394,000
     33,600   MRV Communications, Inc.(DAGGER) ..     2,112,600
     13,300   Powerwave Technologies, Inc.(DAGGER)      776,388
      4,700   Sycamore Networks, Inc.(DAGGER) ...     1,447,600
                                                   ------------
                                                     13,414,920
                                                   ------------
              Total Common Stocks
               (Cost $98,273,943) ...............   147,221,884
                                                   ------------
TOTAL INVESTMENTS (COST $98,273,943*) ....  97.7%   147,221,884
OTHER ASSETS AND LIABILITIES (NET) .......   2.3      3,476,307
                                           -----   ------------
NET ASSETS ............................... 100.0%  $150,698,191
                                           =====   ============
------------------------------
*        Aggregate cost for Federal tax purposes was $98,774,338.
(DAGGER) Non-income producing security.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           GROWTH OPPORTUNITIES SERIES

                                DECEMBER 31, 1999

                                                         VALUE
     SHARES                                             (NOTE 1)
     ------                                             --------
COMMON STOCKS -- 94.1%
   AUTOMOTIVE -- 2.9%
      2,400   General Motors Corporation .......  $     174,450
      4,450   PACCAR, Inc. .....................        197,191
                                                  -------------
                                                        371,641
                                                  -------------
   BANKS -- 1.1%
      2,810   Bank of America Corporation ......        141,027
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 2.5%
      4,900   Fox Entertainment Group, Inc.,
               Class A(DAGGER) .................        122,194
      5,900   The News Corporation Ltd., ADR ...        197,281
                                                  -------------
                                                        319,475
                                                  -------------
   CHEMICALS -- 4.1%
      3,950   The Dow Chemical Company .........        527,819
                                                  -------------
   COMPUTER INDUSTRY -- 8.5%
     15,700   Avid Technology, Inc.(DAGGER) ....        205,081
      1,950   Computer Sciences Corporation(DAGGER)     184,519
      1,450   Comverse Technology, Inc.(DAGGER)         209,887
      3,900   Electronic Data Systems Corporation       261,056
        900   Hewlett-Packard Company ..........        102,544
      5,200   Newbridge Networks Corporation(DAGGER)    117,325
                                                  -------------
                                                      1,080,412
                                                  -------------
   DISTRIBUTOR/WHOLESALER -- 0.7%
      8,900   Fleming Companies, Inc. ..........         91,225
                                                  -------------
   ELECTRONICS -- 7.9%
      1,200   Matsushita Electric Industrial
               Company, Ltd., ADR ..............        334,800
      2,900   PerkinElmer, Inc. ................        120,894
      1,550   Sony Corporporation, ADR .........        441,362
      7,600   Thermo Electron Corporation(DAGGER)       114,000
                                                  -------------
                                                      1,011,056
                                                  -------------
   FINANCIAL SERVICES -- 4.5%
      4,200   Capital One Financial Corporation         202,387
     11,100   Golden West Financial Corporation         371,850
                                                  -------------
                                                        574,237
                                                  -------------
   FOOD AND BEVERAGES -- 1.0%
      8,200   Dole Food Company, Inc. ..........        133,250
                                                  -------------
   HEALTH CARE -- 5.7%
      4,400   Bausch & Lomb, Inc. ..............        301,125
     16,000   First Health Group
               Corporation(DAGGER) .............        430,000
                                                  -------------
                                                        731,125
                                                  -------------
   HOTELS/RESORTS -- 0.6%
      8,800   Host Marriott Corporation ........         72,600
                                                  -------------
   INSURANCE -- 1.8%
      1,700   Loews Corporation ................        103,169
      4,900   StanCorp Financial Group, Inc. ...        123,419
                                                  -------------
                                                        226,588
                                                  -------------
   MACHINERY -- 1.3%
      4,900   The Manitowoc Company, Inc. ......        166,600
                                                  -------------
   MANUFACTURING -- 5.6%
      5,058   Tyco International Ltd. ..........        196,630
      8,000   Whirlpool Corporation ............        520,500
                                                  -------------
                                                        717,130
                                                  -------------




                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   METALS/MINING -- 8.2%
      8,500   Alcoa Inc. .......................  $     705,500
      3,600   Rio Tinto Plc, ADR ...............        341,100
                                                  -------------
                                                      1,046,600
                                                  -------------
   OIL AND GAS -- 6.3%
      6,000   Amerada Hess Corporation .........        340,500
      3,050   Schlumberger, Ltd. ...............        171,562
        590   Transocean Sedco Forex Inc. ......         19,892
     21,750   Union Pacific Resources Group, Inc.       277,312
                                                  -------------
                                                        809,266
                                                  -------------
   PAPER AND FOREST PRODUCTS -- 7.8%
      8,300   Boise Cascade Corporation ........        336,150
      3,000   Champion International Corporation        185,812
      3,000   International Paper Company ......        169,312
      4,200   Weyerhaeuser Company .............        301,612
                                                  -------------
                                                        992,886
                                                  -------------
   PHARMACEUTICALS -- 1.1%
      3,200   Pharmacia & Upjohn, Inc. .........        144,000
                                                  -------------
   PRINTING/PUBLISHING -- 2.6%
      9,200   Donnelley (R.R.) & Sons Company ..        228,275
      2,650   Harcourt General, Inc. ...........        106,662
                                                  -------------
                                                        334,937
                                                  -------------
   RETAIL -- 5.5%
      5,100   Duane Reade Inc.(DAGGER) .........        140,569
     22,200   Kmart Corporation(DAGGER) ........        223,388
      8,600   Nordstrom, Inc. ..................        225,213
      5,350   The TJX Companies, Inc. ..........        109,341
                                                  -------------
                                                        698,511
                                                  -------------
   SERVICES -- 1.3%
      5,600   Convergys Corporation(DAGGER) ....        172,200
                                                  -------------
   TELECOMMUNICATIONS -- 5.8%
      7,900   COMSAT Corporation ...............        157,013
      2,750   General Motors Corporation,
               Class H(DAGGER) .................        264,000
      2,150   Motorola, Inc. ...................        316,588
                                                  -------------
                                                        737,601
                                                  -------------
   TRANSPORTATION -- 5.7%
      7,700   Canadian National Railway Company         202,606
      7,150   FDX Corporation(DAGGER) ..........        292,703
      5,400   Union Pacific Corporation ........        235,575
                                                  -------------
                                                        730,884
                                                  -------------
   WASTE MANAGEMENT -- 1.6%
     13,800   Republic Services, Inc.(DAGGER) ..        198,375
                                                  -------------
              Total Common Stocks
               (Cost $10,388,663)                    12,029,445
                                                  -------------
TOTAL INVESTMENTS (COST $10,388,663*) ..... 94.1%    12,029,445
OTHER ASSETS AND LIABILITIES (NET) ........  5.9        751,649
                                           ------ -------------
NET ASSETS ............................... 100.0% $  12,781,094
                                           ====== =============
------------------------------
*        Aggregate cost for Federal tax purposes was $10,566,198.
(DAGGER) Non-income producing security.



                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 1999


                                                      VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 95.0%
   ADVERTISING -- 0.9%
     30,000   Lamar Advertising Company(DAGGER)   $   1,816,875
                                                  -------------
   APPAREL AND TEXTILES -- 1.4%
     70,926   Jones Apparel Group, Inc.(DAGGER)       1,923,868
     37,000   Tommy Hilfiger Corporation(DAGGER)        862,562
                                                  -------------
                                                      2,786,430
                                                  -------------
   AUTOMOTIVE -- 0.6%
     18,000   Harley-Davidson, Inc. ............      1,153,125
                                                  -------------
   BANKS -- 0.9%
     28,500   Compass Bancshares, Inc. .........        635,906
     20,000   Zions Bancorporation .............      1,183,750
                                                  -------------
                                                      1,819,656
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 3.8%
     20,000   Adelphia Communications Corporation,
               Class A(DAGGER) .................      1,312,500
     15,500   Hispanic Broadcasting
               Corporation(DAGGER) .............      1,429,391
     27,000   Polycom, Inc.(DAGGER) ............      1,719,562
     18,300   Univision Communications, Inc.,
               Class A(DAGGER) .................      1,870,031
     20,000   Westwood One, Inc.(DAGGER) .......      1,520,000
                                                  -------------
                                                      7,851,484
                                                  -------------
   COMPUTER INDUSTRY -- 27.0%
     26,500   Adaptec, Inc.(DAGGER) ............      1,321,687
     26,000   Adobe Systems, Inc. ..............      1,748,500
     11,600   Alteon Websystems, Inc.(DAGGER) ..      1,017,900
     15,000   Apple Computer, Inc.(DAGGER) .....      1,542,187
     18,000   Ariba, Inc.(DAGGER) ..............      3,192,750
     14,300   ASM Lithography Holding N.V.(DAGGER)    1,626,625
     17,000   Aspect Development, Inc.(DAGGER) .      1,164,500
     10,000   Check Point Software Technologies
               Ltd.(DAGGER) ....................      1,987,500
     15,800   Citrix Systems, Inc.(DAGGER) .....      1,943,400
      7,600   CMGI Inc.(DAGGER) ................      2,104,250
     12,250   Comverse Technology, Inc.(DAGGER)       1,773,187
     14,000   Electronic Arts Inc.(DAGGER) .....      1,176,000
     24,100   Entrust Technologies Inc.(DAGGER)       1,444,494
     22,200   Exodus Communications, Inc.(DAGGER)     1,971,637
      6,900   InfoSpace.com, Inc.(DAGGER) ......      1,476,600
     19,000   Inktomi Corporation(DAGGER) ......      1,686,250
     35,300   Intuit Inc.(DAGGER) ..............      2,115,794
     20,000   ISS Group, Inc.(DAGGER) ..........      1,422,500
     50,000   J. D. Edwards & Company(DAGGER) ..      1,493,750
      6,800   Lexmark International Group, Inc.,
               Class A(DAGGER) .................        615,400
     30,000   Lycos, Inc.(DAGGER) ..............      2,386,875
     25,100   Macromedia, Inc.(DAGGER) .........      1,835,437
     15,000   Mercury Interactive
               Corporation(DAGGER) .............      1,619,062
     48,700   MindSpring Enterprises, Inc.(DAGGER)    1,285,984
     34,300   Rational Software Corporation(DAGGER)   1,684,987
     10,000   RealNetworks, Inc.(DAGGER) .......      1,203,125
     57,000   Telescan, Inc.(DAGGER) ...........      1,407,187
     34,500   Verio Inc.(DAGGER) ...............      1,593,469
     24,000   VeriSign, Inc.(DAGGER) ...........      4,582,500
     24,000   Veritas Software Corporation(DAGGER)    3,435,000
     10,900   VerticalNet, Inc.(DAGGER) ........      1,787,600
                                                  -------------
                                                     55,646,137
                                                  -------------
   CONSUMER PRODUCTS -- 0.4%
     52,400   La-Z-Boy, Inc. ...................        880,975
                                                  -------------




                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   ELECTRONICS -- 7.2%
     51,500   American Power Conversion
               Corporation(DAGGER) .............  $   1,358,312
     16,600   Analog Devices, Inc.(DAGGER) .....      1,543,800
     30,800   Flextronics International
               Ltd.(DAGGER) ....................      1,416,800
     24,000   Gemstar International
               Group Ltd.(DAGGER) ..............      1,710,000
     20,200   Micrel, Inc.(DAGGER) .............      1,150,137
     13,400   Microchip Technology, Inc.(DAGGER)        917,062
     18,000   Orbotech, Ltd.(DAGGER) ...........      1,395,000
     13,800   PE Corp-PE Biosystems Group ......      1,660,313
     30,400   Teradyne, Inc.(DAGGER) ...........      2,006,400
     30,000   Vishay Intertechnology, Inc.(DAGGER)      948,750
     11,400   Waters Corporation(DAGGER) .......        604,200
                                                  -------------
                                                     14,710,774
                                                  -------------
   FINANCIAL SERVICES -- 2.3%
     57,200   Federated Investors, Inc., Class B      1,147,575
     29,300   Fiserv, Inc.(DAGGER) .............      1,122,556
     29,200   Knight/Trimark Group, Inc.,
               Class A(DAGGER) .................      1,343,200
     10,000   SEI Investments Company ..........      1,190,156
                                                  -------------
                                                      4,803,487
                                                  -------------
   HEALTH CARE -- 1.3%
     19,000   Bausch & Lomb, Inc. ..............      1,300,312
     36,000   Biomet, Inc. .....................      1,440,000
                                                  -------------
                                                      2,740,312
                                                  -------------
   INSURANCE -- 1.4%
     22,100   AFLAC, Inc. ......................      1,042,844
     15,500   MGIC Investment Corporation ......        932,906
     19,100   Radian Group, Inc. ...............        912,025
                                                  -------------
                                                      2,887,775
                                                  -------------
   MANUFACTURING -- 1.1%
     23,000   Danaher Corporation ..............      1,109,750
     20,000   Zebra Technologies Corporation,
               Class A(DAGGER) .................      1,170,000
                                                  -------------
                                                      2,279,750
                                                  -------------
   OIL AND GAS -- 7.4%
     22,300   Apache Corporation ...............        823,706
     29,000   BJ Services Company(DAGGER) ......      1,212,563
     40,200   Cooper Cameron Corporation(DAGGER)      1,967,288
     62,000   ENSCO International Inc. .........      1,418,250
     59,300   EOG Resources, Inc. ..............      1,041,456
     45,500   Nabors Industries, Inc.(DAGGER) ..      1,407,656
     80,000   R&B Falcon Corporation(DAGGER) ...      1,060,000
     73,000   Rowan Companies, Inc.(DAGGER) ....      1,583,188
     35,000   Smith International, Inc.(DAGGER)       1,739,063
     47,000   Transocean Sedco Forex Inc. ......      1,583,313
     35,500   Weatherford International, Inc. ..      1,417,781
                                                  -------------
                                                     15,254,264
                                                  -------------
   PHARMACEUTICALS -- 3.3%
     26,600   Allergan, Inc. ...................      1,323,350
     11,100   Alpharma, Inc., Class A ..........        341,325
     15,000   Biogen, Inc.(DAGGER) .............      1,267,500
     18,000   Forest Laboratories, Inc.(DAGGER)       1,105,875
     41,000   Jones Pharma, Inc. ...............      1,780,938
      6,000   MedImmune, Inc.(DAGGER) ..........        995,250
                                                  -------------
                                                      6,814,238
                                                  -------------
   PRINTING/PUBLISHING -- 1.3%
     27,300   Electronics for Imaging,
               Inc.(DAGGER) ....................      1,586,813
     26,300   Valassis Communications,
               Inc.(DAGGER) ....................      1,111,175
                                                  -------------
                                                      2,697,988
                                                  -------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 1999


                                                     VALUE
     SHARES                                         (NOTE 1)
     ------                                         --------
COMMON STOCKS -- (CONTINUED)
   RESTAURANTS -- 2.0%
     48,300   Brinker International, Inc.(DAGGER) $   1,159,200
     51,800   Outback Steakhouse, Inc.(DAGGER) .      1,343,563
     56,100   Sonic Corporation(DAGGER) ........      1,598,850
                                                  -------------
                                                      4,101,613
                                                  -------------
   RETAIL -- 8.0%
     28,500   American Eagle
               Outfitters, Inc.(DAGGER) ........      1,282,500
     37,100   AnnTaylor Stores Corporation(DAGGER)    1,277,631
     40,000   BJ's Wholesale Club, Inc.(DAGGER)       1,460,000
     20,000   CDW Computer Centers, Inc.(DAGGER)      1,572,500
     26,000   Dollar Tree Stores, Inc.(DAGGER) .      1,259,375
      5,000   eToys Inc.(DAGGER) ...............        131,250
         10   Intimate Brands, Inc. ............            431
     13,100   Kohl's Corporation(DAGGER) .......        945,656
     41,500   Linens 'n Things, Inc.(DAGGER) ...      1,229,438
     40,000   The Men's Wearhouse, Inc.(DAGGER)       1,175,000
     30,000   Talbots, Inc. ....................      1,338,750
     21,200   Tandy Corporation ................      1,042,775
     17,000   Tiffany & Company ................      1,517,250
     19,300   Williams-Sonoma, Inc.(DAGGER) ....        887,800
     26,100   Zale Corporation(DAGGER) .........      1,262,588
                                                  -------------
                                                     16,382,944
                                                  -------------
   SEMICONDUCTORS -- 12.3%
     25,000   Altera Corporation(DAGGER) .......      1,239,063
     60,000   Amkor Technology, Inc.(DAGGER) ...      1,695,000
     22,800   Atmel Corporation(DAGGER) ........        674,025
     31,500   Burr-Brown Corporation(DAGGER) ...      1,137,938
     26,400   Conexant Systems, Inc.(DAGGER) ...      1,752,300
     25,000   Cree Research, Inc.(DAGGER) ......      2,134,375
     10,000   GlobeSpan Inc.(DAGGER) ...........        651,250
     45,000   Integrated Device Technology,
               Inc.(DAGGER) ....................      1,305,000
     16,000   KLA-Tencor Corporation(DAGGER) ...      1,782,000
     15,000   Lam Research Corporation(DAGGER) .      1,673,438
     15,300   LSI Logic Corporation(DAGGER) ....      1,032,750
     20,000   Novellus Systems, Inc.(DAGGER) ...      2,450,625
     15,200   PMC-Sierra, Inc.(DAGGER) .........      2,436,750
     15,000   QLogic Corporation(DAGGER) .......      2,398,125
     32,400   Vitesse Semiconductor
               Corporation(DAGGER) .............      1,698,975
     28,000   Xilinx, Inc.(DAGGER) .............      1,273,125
                                                  -------------
                                                     25,334,739
                                                  -------------
   SERVICES -- 0.5%
     15,600   BEA Systems, Inc.(DAGGER) ........      1,091,025
                                                  -------------




                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   TELECOMMUNICATIONS -- 10.2%
     22,700   ADC Telecommunications,
               Inc.(DAGGER) ....................  $   1,647,169
    125,000   Advanced Fibre Communications,
               Inc.(DAGGER) ....................      5,585,938
     38,000   CommScope, Inc.(DAGGER) ..........      1,531,875
     52,000   Crown Castle International
               Corporation(DAGGER) .............      1,670,500
     12,600   Ditech Communications
               Corporation(DAGGER) .............      1,178,100
     21,600   JDS Uniphase Corporation(DAGGER) .      3,484,350
     41,500   Metromedia Fiber Network, Inc.,
               Class A(DAGGER) .................      1,989,406
     15,000   NTL, Inc.(DAGGER) ................      1,871,250
     18,200   RCN Corporation(DAGGER) ..........        882,700
     20,900   Scientific-Atlanta, Inc. .........      1,162,563
                                                  -------------
                                                     21,003,851
                                                  -------------
   TRANSPORTATION -- 1.0%
     27,500   Kansas City Southern
               Industries, Inc. ................      2,052,188
                                                  -------------
   UTILITIES -- 0.7%
     41,300   Montana Power Company ............      1,489,381
                                                  -------------
              Total Common Stocks
               (Cost $128,866,655) .............    195,599,011
                                                  -------------
PREFERRED STOCK -- 0.1%
     (Cost $179,413)
      3,600   Southwest Securities Group,
               Inc.(DAGGER)^ ...................        164,250
                                                  -------------
    PRINCIPAL
     AMOUNT
    ---------
CONVERTIBLE BONDS -- 0.1%
     (Cost $210,000)
$   210,000   Exodus Communications, Inc.
               4.750% due 07/15/2008^ ..........  $      291,113
                                                  -------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 5.6%
     (Cost $11,432,047)
   FEDERAL HOME LOAN BANK:
 11,433,000   1.217%(DOUBLE DAGGER)
               due 01/03/2000 ..................     11,432,047
                                                  -------------
TOTAL INVESTMENTS (COST $140,688,115*) ... 100.8%   207,486,421
OTHER ASSETS AND LIABILITIES (NET) .......  (0.8)    (1,687,009)
                                           =====  =============
NET ASSETS ............................... 100.0% $ 205,799,412
                                           =====  =============
------------------------------
*               Aggregate cost for Federal tax purposes was $140,887,030.
^               Illiquid security.
(DAGGER)        Non-income producing security.
(DOUBLE DAGGER) Annualized yield at date of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 1999


                                                      VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------



COMMON STOCKS -- 87.5%
   ADVERTISING -- 1.7%
     88,900   Young & Rubicam Inc. ............   $   6,289,675
                                                  -------------
   AIRLINES -- 0.3%
     42,600   SkyWest, Inc. ...................       1,192,800
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 3.1%
     25,000   Cablevision Systems Corporation,
               Class A(DAGGER) ................       1,887,500
     50,000   Citadel Communications
               Corporation(DAGGER) ............       3,243,750
     20,900   Cox Radio, Inc., Class A(DAGGER)        2,084,775
     64,268   Infinity Broadcasting Corporation,
               Class A(DAGGER) ................       2,325,725
     71,500   Salem Communications Corporation,
               Class A(DAGGER) ................       1,617,687
                                                  -------------
                                                     11,159,437
                                                  -------------
   COMPUTER INDUSTRY -- 14.5%
     15,000   Advent Software, Inc.(DAGGER) ...         966,562
     20,000   Ariba, Inc.(DAGGER) .............       3,547,500
     40,000   BSQUARE Corporation(DAGGER) .....       1,677,500
     65,600   Critical Path, Inc.(DAGGER) .....       6,191,000
     25,000   Digital Island Inc.(DAGGER) .....       2,378,125
     83,000   eSPEED, Inc., Class A(DAGGER) ...       2,951,687
    134,200   Exodus Communications Inc.(DAGGER)     11,918,637
    222,600   Intuit, Inc.(DAGGER) ............      13,342,087
     22,500   Micromuse, Inc.(DAGGER) .........       3,825,000
     40,000   Vignette Corporation(DAGGER) ....       6,520,000
                                                  -------------
                                                     53,318,098
                                                  -------------
   ELECTRONICS -- 7.0%
     62,200   Emulex Corporation(DAGGER) ......       6,997,500
     56,700   Mettler-Toledo International,
               Inc.(DAGGER) ...................       2,165,231
    130,000   Microchip Technology, Inc.(DAGGER)      8,896,875
     57,000   Sawtek Inc.(DAGGER) .............       3,794,062
     76,050   Waters Corporation(DAGGER) ......       4,030,650
                                                  -------------
                                                     25,884,318
                                                  -------------
   ENERGY -- 3.1%
    176,750   Calpine Corporation(DAGGER) .....      11,312,000
                                                  -------------
   FINANCIAL SERVICES -- 3.1%
     88,300   The BISYS Group, Inc.(DAGGER) ...       5,761,575
     52,500   FactSet Research Systems, Inc. ..       4,180,312
     57,700   National Commerce Bancorporation        1,309,069
                                                  -------------
                                                     11,250,956
                                                  -------------
   FOOD AND BEVERAGES -- 0.3%
     27,000   Beringer Wine Estates Holdings, Inc.,
               Class B(DAGGER) ................       1,076,625
                                                  -------------
   FURNITURE, HOME AND OFFICE -- 1.4%
    144,650   Ethan Allen Interiors Inc. ......       4,637,841
     20,000   Furniture Brands International,
               Inc.(DAGGER) ...................         440,000
                                                  -------------
                                                      5,077,841
                                                  -------------
   HEALTH CARE -- 3.3%
    100,000   Cygnus, Inc.(DAGGER) ............       1,825,000
     50,000   Enzon, Inc.(DAGGER) .............       2,168,750
     90,800   Hooper Holmes, Inc. .............       2,338,100
     48,500   MiniMed Inc.(DAGGER) ............       3,552,625
     33,400   Protein Design Labs, Inc.(DAGGER)       2,338,000
                                                  -------------
                                                     12,222,475
                                                  -------------
   HOTELS/RESORTS -- 0.8%
    150,000   Mandalay Resort Group(DAGGER) ...       3,018,750
                                                  -------------



                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------

   OIL AND GAS -- 1.5%
     70,100   BJ Services Company(DAGGER) .....   $   2,931,056
     42,400   EOG Resources, Inc. .............         744,650
    187,000   Varco International, Inc.(DAGGER)       1,905,063
                                                  -------------
                                                      5,580,769
                                                  -------------
   PHARMACEUTICALS -- 4.1%
     92,200   Forest Laboratories, Inc.(DAGGER)       5,664,538
     26,000   IDEC Pharmaceuticals
               Corporation(DAGGER) ............       2,554,500
     23,600   MedImmune, Inc.(DAGGER) .........       3,914,650
     31,200   Sepracor, Inc.(DAGGER) ..........       3,094,650
                                                  -------------
                                                     15,228,338
                                                  -------------
   RESTAURANTS -- 1.1%
    149,550   Outback Steakhouse, Inc.(DAGGER)        3,878,953
                                                  -------------
   RETAIL -- 11.6%
    119,300   Abercrombie & Fitch Company,
               Class A(DAGGER) ................       3,183,819
     43,700   Amazon.com, Inc.(DAGGER) ........       3,326,663
    168,800   Bed Bath & Beyond, Inc.(DAGGER) .       5,865,800
    214,629   BJ's Wholesale Club, Inc.(DAGGER)       7,833,959
     79,000   eBay, Inc.(DAGGER) ..............       9,889,813
    148,800   Linens 'n Things, Inc.(DAGGER) ..       4,408,200
     64,300   Tiffany & Company ...............       5,738,775
     51,800   Williams-Sonoma, Inc.(DAGGER) ...       2,382,800
                                                  -------------
                                                     42,629,829
                                                  -------------
   SEMICONDUCTORS -- 20.4%
     60,000   Altera Corporation(DAGGER) ......       2,973,750
     50,000   Applied Micro Circuits
               Corporation(DAGGER) ............       6,362,500
     85,000   ASM Lithography Holding Ltd.(DAGGER)    9,668,750
    132,500   Atmi, Inc.(DAGGER) ..............       4,380,781
    164,000   Conexant Systems, Inc.(DAGGER) ..      10,885,500
     78,100   Dallas Semiconductor Corporation        5,032,569
     74,000   Lattice Semiconductor
               Corporation(DAGGER) ............       3,487,250
     55,000   Linear Technology Corporation ...       3,935,938
     54,000   PMC-Sierra, Inc.(DAGGER) ........       8,656,875
    101,000   PRI Automation, Inc.(DAGGER) ....       6,779,625
     45,000   SDL, Inc.(DAGGER) ...............       9,810,000
     60,000   Vitesse Semiconductor
               Corporation(DAGGER) ............       3,146,250
                                                  -------------
                                                     75,119,788
                                                  -------------
   SERVICES -- 3.2%
    110,000   Coinstar, Inc.(DAGGER) ..........       1,540,000
     62,800   Pittway Corporation, Class A ....       2,814,225
     71,650   QRS Corporation(DAGGER) .........       7,523,250
                                                  -------------
                                                     11,877,475
                                                  -------------
   TELECOMMUNICATIONS -- 7.0%
    122,800   ANTEC Corporation(DAGGER) .......       4,482,200
     60,000   Aware, Inc.(DAGGER) .............       2,182,500
    115,900   CNET, Inc.(DAGGER) ..............       6,577,325
     79,600   CommScope, Inc.(DAGGER) .........       3,208,875
     24,300   Efficient Networks, Inc.(DAGGER)        1,652,400
    133,500   ITC DeltaCom, Inc.(DAGGER) ......       3,687,938
     28,000   McLeodUSA, Inc., Class A(DAGGER)        1,648,500
     20,000   Next Level Communications,
               Inc.(DAGGER) ...................       1,497,500
     14,600   Time Warner Telecom Inc.,
               Class A(DAGGER) ................         729,088
                                                  -------------
                                                     25,666,326
                                                  -------------
              Total Common Stocks
               (Cost $225,197,682) ............     321,784,453
                                                  -------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 1999


                                                         VALUE
     SHARES                                            (NOTE 1)
       ------                                          --------



COMMERCIAL PAPER -- 11.4%
 $3,100,000   AES Hawaii Inc.,
               6.635%(DOUBLE DAGGER) due 01/12/2000 .. $3,093,748
  6,000,000   Austra Corporation,
               7.145%(DOUBLE DAGGER) due 01/10/2000 ..  5,989,395
  6,400,000   Bell Atlantic Network Funding,
               6.410%(DOUBLE DAGGER) due 01/05/2000 ..  6,395,534
  2,800,000   Countrywide Home Loans,
               5.220%(DOUBLE DAGGER) due 01/07/2000 ..  2,797,550
  5,900,000   General Electric Capital Corporation,
               6.568%(DOUBLE DAGGER) due 01/14/2000 ..  5,886,386
  6,000,000   Household Finance Corporation,
               6.461%(DOUBLE DAGGER) due 01/07/2000 ..  5,993,600
  1,800,000   Inter-American Development Bank,
               5.854%(DOUBLE DAGGER) due 01/12/2000 ..  1,796,843
  4,000,000   Merrill Lynch & Company,
               5.630%(DOUBLE DAGGER) due 01/27/2000 ..  3,983,967
  6,000,000   Standard Life Assurance,
               6.496%(DOUBLE DAGGER) due 01/12/2000 ..  5,988,175
                                                    -------------
              Total Commercial Paper
               (Cost $41,925,198) .................... 41,925,198
                                                    -------------
TOTAL INVESTMENTS (COST $267,122,880*) ...  98.9%     363,709,651
OTHER ASSETS AND LIABILITIES (NET) .......   1.1        3,926,941
                                           -----    -------------
NET ASSETS ............................... 100.0%   $ 367,636,592
                                           =====    =============
------------------------------
*               Aggregate cost for Federal tax purposes was $267,315,991.
(DAGGER)        Non-income producing security.
(DOUBLE DAGGER) Annualized yield at date of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                               REAL ESTATE SERIES

                                DECEMBER 31, 1999

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- 94.6%
   APARTMENTS -- 17.5%
     61,700   Apartment Investment &
               Management Company ................  $ 2,456,431
     38,264   Avalonbay Communities, Inc. ........    1,312,933
     24,700   BRE Properties Inc. Class A ........      560,381
     17,200   Camden Property Trust ..............      470,850
     52,687   Equity Residential Properties Trust     2,249,076
     41,205   Post Properties, Inc. ..............    1,576,091
     36,800   Smith, Charles E. Residential
               Realty, Inc. ......................    1,301,800
                                                    -----------
                                                      9,927,562
                                                    -----------
   HEALTH CARE -- 0.9%
     38,400   Nationwide Health Properties, Inc. .      528,000
                                                    -----------
   HOTELS/RESORTS -- 3.3%
     97,800   Host Marriott Corporation ..........      806,850
     44,992   Starwood Hotels and Resorts
               Worldwide, Inc. ...................    1,057,312
                                                    -----------
                                                      1,864,162
                                                    -----------
   MANUFACTURED HOUSING -- 6.2%
     67,513   Chateau Communities, Inc. ..........    1,751,118
     55,200   Sun Communities, Inc. ..............    1,776,750
                                                    -----------
                                                      3,527,868
                                                    -----------
   OFFICE/INDUSTRIAL -- 36.3%
     27,300   AMB Property Corporation ...........      544,294
     80,000   Arden Realty, Inc. .................    1,605,000
     55,200   Boston Properties, Inc. ............    1,718,100
     44,200   Brandywine Realty Trust ............      723,775
     30,300   CarrAmerica Realty Corporation .....      640,087
     93,900   Cornerstone Properties, Inc. .......    1,373,288
    141,335   Equity Office Properties Trust .....    3,480,374
     45,500   Highwoods Properties, Inc. .........    1,057,875
     72,000   Kilroy Realty Corporation ..........    1,584,000
     58,700   Liberty Property Trust .............    1,423,475
     98,290   ProLogis Trust .....................    1,892,083
     85,700   Reckson Associates Realty
               Corporation .......................    1,756,850
     61,300   SL Green Realty Corporation ........    1,333,275
     41,800   Spieker Properties, Inc. ...........    1,523,088
                                                    -----------
                                                     20,655,564
                                                    -----------



                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   REGIONAL MALLS -- 14.0%
     56,000   General Growth Properties, Inc. ....  $ 1,568,000
     40,100   The Macerich Company ...............      834,581
     79,100   The Rouse Company ..................    1,680,875
    122,600   Simon Property Group, Inc. .........    2,812,138
    101,000   Taubman Centers, Inc. ..............    1,085,750
                                                    -----------
                                                      7,981,344
                                                    -----------
   RESTAURANTS -- 3.6%
     84,700   Franchise Finance Corporation
               of America ........................    2,027,506
                                                    -----------
   SELF STORAGE -- 2.4%
     47,462   Public Storage, Inc. ...............    1,076,794
     10,200   Storage USA, Inc. ..................      308,550
                                                    -----------
                                                      1,385,344
                                                    -----------
   SHOPPING CENTERS -- 10.4%
     32,100   Bradley Real Estate, Inc. ..........      559,744
     36,300   Federal Realty Investment Trust ....      682,894
     68,650   Kimco Realty Corporation ...........    2,325,519
     71,900   Vornado Realty Trust ...............    2,336,750
                                                    -----------
                                                      5,904,907
                                                    -----------
              Total Common Stocks
               (Cost $59,710,229) ................   53,802,257
                                                    -----------
PREFERRED STOCK -- 1.3%
   (Cost $880,275)
     16,300   Vornado Realty Trust Convertible,
               Series A ..........................      759,988
                                                    -----------
   PRINCIPAL
    AMOUNT
 ------------
U.S. TREASURY OBLIGATIONS -- 1.4%
   (Cost $795,125)
   U.S. TREASURY BILLS
$   800,000   3.82%(DOUBLE DAGGER) to
              5.12%(DOUBLE DAGGER), due 2/17/2000 .     795,125
                                                    -----------
TOTAL INVESTMENTS (COST $61,385,629*) ...   97.3%    55,357,370
OTHER ASSETS AND LIABILITIES (NET) ......    2.7      1,548,964
                                           ------   -----------
NET ASSETS ..............................  100.0%   $56,906,334
                                           =====    ===========
------------------------------
*               Aggregate cost for Federal tax purposes was $61,446,720.
(DAGGER)        Non-income producing security.
(DOUBLE DAGGER) Annualized yield at date of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               HARD ASSETS SERIES

                                DECEMBER 31, 1999

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 97.5%
   DIAMONDS / MINING -- 1.9%
     13,400   De Beers-Centenary Linked Unit .....  $   389,699
     12,900   De Beers Centenary AG Linked Unit ..      366,821
                                                    -----------
                                                        756,520
                                                    -----------
   DIVERSIFIED MINERALS -- 2.3%
     47,800   Billiton Plc .......................      282,014
     17,250   EuroZinc Mining Corporporation .....        8,604
    106,100   Iluka Resources Ltd. ...............      281,405
     18,000   PT Tambang Timah Tbk, GDR ..........      122,850
     41,300   WMC Ltd. ...........................      227,753
                                                    -----------
                                                        922,626
                                                    -----------
   GOLD/MINING -- 3.7%
    630,800   Brazilian Resources, Inc.^ .........      225,052
     69,655   Franco Nevada Mining Corporation Ltd.   1,068,831
    330,000   Gold Mines of Sardinia Ltd.(DAGGER)^       87,741
    152,500   Hill 50 Gold NL(DAGGER) ............      107,124
     22,041   Osmere Ltd.^ .......................          752
                                                    -----------
                                                      1,489,500
                                                    -----------
   MANUFACTURING -- 2.7%
     43,400   Smurfit-Stone Container
               Corporation(DAGGER) ...............    1,063,300
                                                    -----------
   METALS/MINING -- 20.4%
     31,900   Alcoa Inc. .........................    2,647,700
     70,900   Comalco  Ltd. ......................      414,258
     11,700   Inco Ltd. ..........................      273,554
    128,500   Inco Ltd., Class VBN(DAGGER) .......    1,143,904
    180,000   PT International Nickel
               Indonesia(DAGGER) .................      162,290
    104,230   Rio Tinto Plc, ADR .................    2,517,023
     32,200   Southern Peru Copper Corporation ...      497,087
     16,900   Stillwater Mining Company(DAGGER) ..      538,687
                                                    -----------
                                                      8,194,503
                                                    -----------
   OIL/GAS -- EQUIPMENT & SERVICES -- 1.4%
     45,000   Plains Energy Services,
               Ltd.(DAGGER)**^ ...................      241,600
     11,100   The Williams Companies, Inc. .......      339,244
                                                    -----------
                                                        580,844
                                                    -----------
   OIL/GAS -- EXPLORATION -- 23.1%
     53,500   Baytex Energy Ltd.(DAGGER) .........      326,152
     27,900   Berkley Petroleum Corporation(DAGGER)     244,499
     16,660   Devon Energy Corporation ...........      547,697
    194,200   Encal Energy Ltd.(DAGGER) ..........      887,925
     41,500   Evergreen Resources, Inc. ..........      819,625
     62,500   Forcenergy, Inc.(DAGGER)** .........       31,794
     16,700   Gulf Indonesia Resources Ltd. ......      135,688
     38,300   Hilton Petroleum Ltd.(DAGGER) ......       70,312
      9,500   Newfield Exploration Company(DAGGER)      254,125
     19,000   Niko Resources Ltd.(DAGGER) ........       85,556
     36,600   Northrock Resources Ltd.(DAGGER) ...      243,408
    209,600   Novus Petroleum Ltd.(DAGGER) .......      199,524
     24,600   Penn West Petroleum Ltd.(DAGGER) ...      481,434
    100,100   Pennaco Energy, Inc.(DAGGER)^ ......      800,800
     40,800   Rio Alto Exploration Ltd.(DAGGER) ..      576,599
     25,200   Shell Canada Ltd., Class A .........      511,507
     26,800   Suncor Energy, Inc. ................    1,121,386
     34,900   Talisman Energy, Inc.(DAGGER) ......      892,144
      9,500   Ulster Petroleums Ltd.(DAGGER) .....       84,569
     68,800   Velvet Exploration Ltd.(DAGGER) ....      238,310
     49,390   Ventus Energy Ltd.(DAGGER)^ ........      225,822
     43,100   Vintage Petroleum, Inc. ............      519,894
    196,000   Windsor Energy
               Corporation(DAGGER)**^ ............           --
                                                    -----------
                                                      9,298,770
                                                    -----------



                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL/GAS -- INTEGRATED -- 11.7%
    164,000   BP Amoco Plc, ADR ..................  $ 1,649,060
     37,973   Exxon Mobil Corporation ............    3,059,200
                                                    -----------
                                                      4,708,260
                                                    -----------
   OIL/GAS -- INTERNATIONAL -- 5.7%
     26,700   Atlantic Richfield Company (ARCO) ..    2,309,550
                                                    -----------
   OIL/GAS -- REFINING -- 6.1%
    111,100   Imperial Oil, Ltd. .................    2,385,937
     42,500   S.P. Interoil**^ ...................       71,188
                                                    -----------
                                                      2,457,125
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 8.8%
     15,600   Aracruz Celulose S.A., ADR .........      409,500
      7,500   Bowater Inc. .......................      407,344
     40,640   Georgia Pacific Corporation
               (Timber Group) ....................    1,000,760
     19,400   Kimberly-Clark de Mexico, ADR ......      378,786
     43,200   Stora Enso Oyj, Class R(DAGGER) ....      753,214
     15,200   UPM-Kymmene Oyj ....................      612,408
                                                    -----------
                                                      3,562,012
                                                    -----------
   PLATINUM/MINING -- 4.1%
     38,300   Anglo American Platinum
               Corporation, Ltd. .................    1,163,623
     12,400   Impala Platinum Holdings Ltd. ......      501,641
                                                    -----------
                                                      1,665,264
                                                    -----------
   RETAIL -- 1.6%
     14,060   Whole Foods Market, Inc.(DAGGER) ...      652,032
                                                    -----------
   STEEL -- PRODUCERS -- 4.0%
     40,400   Acerinox S.A. ......................    1,611,439
                                                    -----------
              Total Common Stocks
               (Cost $39,096,981) ................   39,271,745
                                                    -----------
TOTAL INVESTMENTS (COST $39,096,981*) ...   97.5%    39,271,745
OTHER ASSETS AND LIABILITIES (NET) ......    2.5      1,018,996
                                          ------    -----------
NET ASSETS ..............................  100.0%   $40,290,741
                                          ======    ===========
------------------------------
  *      Aggregate cost for Federal tax purposes was $39,593,226.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^      Illiquid security.
(DAGGER) Non-income producing security.

The summary of investments by country at December 31, 1999 was as follows:

                                                     % OF TOTAL
COUNTRY                                             INVESTMENTS
----------------                                    -----------
 Australia ........................................      3.4%
 Brazil ...........................................      1.0
 Canada ...........................................     28.9
 Finland ..........................................      3.5
 Indonesia ........................................      1.0
 Mexico ...........................................      1.0
 Peru .............................................      1.3
 South Africa .....................................      6.2
 Spain ............................................      4.1
 United Kingdom ...................................     11.3
 United States ....................................     38.3
                                                       -----
                                                       100.0%
                                                       =====


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                        GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 1999


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------



COMMON STOCKS -- 96.4%
  BRAZIL -- 10.6%
     21,300   Aracruz Celulose S.A., ADR .........  $   559,125
     11,500   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR ..........      371,594
     64,600   Companhia Paranaese de
               Energia-Copel, ADR ................      601,587
     16,700   Companhia Siderurgica Nacional, ADR^      613,725
     24,300   Companhia Vale do Rio Doce, ADR ....      619,650
     25,500   Embratel Participacoes S.A., ADR ...      694,875
      7,300   Tele Centro Sul Participacoes
               S.A., ADR .........................      662,475
     26,900   Tele Norte Leste
               Participacoes S.A., ADR ...........      685,950
     12,200   Tele Sudeste Celular Participacoes S.A.,
               ADR(DAGGER) .......................      473,512
      6,600   Telemig Celular Participacoes
               S.A., ADR(DAGGER) .................      304,837
     26,100   Telesp Participacoes S.A., ADR .....      637,819
     14,000   Teva Pharmaceuticals
               Industries Ltd., ADR ..............      421,750
                                                    -----------
                                                      6,646,899
                                                    -----------
  CHILE -- 1.9%
      6,300   Banco Santander Chile, ADR .........       96,075
     10,000   Companhia de Telecomunicaciones de
               Chile S.A., ADR ...................      182,500
     13,900   Distribucion y Servicio D&S S.A., ADR     271,050
     14,200   Embotelladora Andina S.A., ADR .....      252,937
     17,700   Empresa Nacional de
               Electricidad S.A., ADR ............      251,119
      4,400   Vina Concha Y Toro S.A., ADR .......      166,650
                                                    -----------
                                                      1,220,331
                                                    -----------
  CHINA -- 2.9%
     86,834   China Steel Corporation, ADR** .....    1,283,766
    396,000   Tsingtao Brewery Company, Ltd.,
               Class H(DAGGER) ...................      120,988
    800,000   Yanzhou Coal Mining Company, Ltd.,
               Class H(DAGGER) ...................      221,265
  1,090,000   Zhejiang Expressway Company, Ltd.,
               Class H(DAGGER) ...................      165,460
                                                    -----------
                                                      1,791,479
                                                    -----------
  GREECE -- 0.5%
     15,521   Advanced Semiconductors
               Engineering, GDR ..................      301,107
                                                    -----------
  HONG KONG -- 1.2%
        183   China Telecom (Hong Kong), Ltd., ADR       23,527
     90,000   China Telecom (Hong Kong), Ltd. ....      562,681
    216,000   Cosco Pacific Ltd. .................      179,224
                                                    -----------
                                                        765,432
                                                    -----------
  HUNGARY -- 2.4%
      4,800   Gedeon Richter Ltd. GDR** ..........      315,000
     15,800   Magyar Tavkoslesi Rt., ADR .........      568,800
      8,600   OTP Bank Rt., GDR ..................      499,875
      7,800   Tiszai Vegyi Kombinat Rt., GDR .....      150,150
                                                    -----------
                                                      1,533,825
                                                    -----------
  INDIA -- 6.2%
      9,800   Bajaj Auto Ltd., GDR** .............       93,100
     12,100   Dr Reddy's Laboratories Ltd.,
               GDR(DAGGER)^ ......................      314,600
      8,000   Hindalco Industries, GDR ...........      188,600
     17,100   I.T.C. Ltd., GDR ...................      332,595
     34,780   Larsen and Toubro Ltd., GDR ........    1,156,435
     35,420   Mahanagar Telephone Nigam Ltd., GDR       398,475
     15,600   Pentafour Software & Exports Ltd.,
               GDR(DAGGER) .......................      549,900
     13,950   Reliance Industries Ltd.,
               GDR**(DAGGER) .....................      199,485
     22,890   State Bank of India, GDR ...........      279,258
     15,100   Videsh Sanchar Nigam Ltd., GDR** ...      371,460
                                                    -----------
                                                      3,883,908
                                                    -----------
  INDONESIA -- 1.5%
    398,000   PT Astra International,
               Inc. Tbk(DAGGER) ..................      213,596
    551,000   PT Bank Pan Indonesia Tbk(DAGGER) ..       53,227
     55,000   PT Gudang Garam Tbk ................      147,979



                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------



    307,000   PT Indah Kiat Pulp & Paper
               Corporation Tbk(DAGGER) ...........  $   120,823
    153,500   PT Tambang Timah Tbk ...............      107,093
    236,000   PT Telekomunikasi Indonesia ........      134,254
     14,000   PT Telekomunikasi Indonesia, ADR ...      154,000
                                                    -----------
                                                        930,972
                                                    -----------
  ISRAEL -- 4.8%
    141,400   Bank Hapoalim, Ltd. ................      440,407
    130,400   Bank Leumi Le-Israel ...............      274,321
     45,900   Bezeq Israeli Telecommunication
               Corporation, Ltd.(DAGGER) .........      228,693
      2,900   Check Point Software Technologies
               Ltd.(DAGGER) ......................      576,375
      1,600   Gilat Satellite Networks Ltd.(DAGGER)     190,000
      3,700   IDB Holding Corporation Ltd. .......      122,811
      5,000   Orbotech, Ltd. .....................      387,500
     20,300   Partner Communications Company Ltd.,
               ADR(DAGGER) .......................      525,262
      3,800   Reuters Group Plc ..................      272,412
                                                    -----------
                                                      3,017,781
                                                    -----------
  KOREA -- 14.7%
     59,900   Hyundai Motor Company Ltd.,
               GDR(DAGGER) .......................      648,417
     61,682   Kookmin Bank, GDR** ................      891,305
     76,696   Korea Electric Power Corporation, ADR   1,284,658
     16,009   Korea Telecom Corporation, ADR .....    1,196,673
     44,530   Pohang Iron & Steel Company Ltd., ADR   1,558,550
     22,012   Samsung Electronics, GDR** .........    2,682,712
     24,844   SK Telecom Company Ltd., ADR .......      953,373
                                                    -----------
                                                      9,215,688
                                                    -----------
  MALAYSIA -- 0.2%
     21,000   Berjaya Sports Toto Berhad .........       45,316
     79,200   YTL Power International Berhad^ ....       65,861
                                                    -----------
                                                        111,177
                                                    -----------
  MEXICO -- 12.0%
    137,300   Alfa, S.A., Class A ................      644,839
     35,009   Cemex S.A. de C.V. .................      195,829
    216,900   Cifra, S.A. de C.V., Series V(DAGGER)     434,945
     16,900   Coca-Cola Femsa S.A., ADR ..........      296,806
     15,900   Desc S.A. de C.V., ADR .............      266,325
      8,700   Fomento Economico Mexicano,
               S.A.de C.V., ADR ..................      387,150
    198,300   Grupo Financiero Banamex Accival,
               S.A. de C.V., Series O ............      795,293
    147,900   Grupo Modelo S.A. de C.V., Series C       405,847
     17,300   Grupo Televisa S.A., GDR(DAGGER) ...    1,180,725
     55,000   Hylsamex, S.A.(DAGGER) .............      161,372
     71,100   Kimberley-Clark de Mexico S.A. de C.V.,
               Class A ...........................      277,646
     13,400   Panamerican Beverages, Inc., Class A      275,537
     19,500   Telefonos de Mexico S.A., Class L, ADR  2,193,750
                                                    -----------
                                                      7,516,064
                                                    -----------
  PERU -- 0.6%
     13,100   Credicorp Ltd. .....................      157,200
     14,800   Telefonica del Peru S.A.A., ADR ....      197,950
                                                    -----------
                                                        355,150
                                                    -----------
  PHILLIPINES -- 0.4%
      9,500   Philippine Long Distance
               Telephone Company .................      241,625
                                                    -----------
  POLAND -- 1.0%
      8,700   Bank Handlowy W. Warzawie ..........      130,500
      8,600   KGHM Polska Miedz S.A., GDR ........      116,100
     58,600   Telekomunikacja Polska S.A., GDR ...      380,900
                                                    -----------
                                                        627,500
                                                    -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 1999

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   RUSSIA -- 1.8%
      8,600   AO Mosenergo, ADR(DAGGER) ..........  $    37,840
     10,600   OAO LUKoil Holding, ADR ............      427,975
     31,200   Surgutneftegaz, ADR ................      436,800
     25,400   Unified Energy System^ .............      219,075
                                                    -----------
                                                      1,121,690
                                                    -----------
   SOUTH AFRICA -- 10.5%
     33,400   ABSA Group Ltd. ....................      149,771
     73,200   African Bank Investments, Ltd.(DAGGER)    151,038
     13,100   Anglo American Platinum
               Corporation, Ltd. .................      398,002
      5,700   AngloGold, Ltd. ....................      293,196
     21,800   Barlow Ltd. ........................      156,903
     18,501   Bidvest Group Ltd. .................      180,652
    253,800   BOE Ltd. ...........................      247,409
     16,700   Comparex Holdings Ltd. .............      116,941
     29,300   De Beers-Centenary Linked Unit .....      852,104
     43,700   Dimension Data Holdings Ltd. .......      274,057
     25,900   Fedsure Holdings Ltd. ..............      210,398
    390,800   Firstrand Ltd. .....................      558,739
      8,200   Impala Platinum Holdings Ltd. ......      331,730
      5,300   Investec Group Ltd. ................      235,077
     23,550   Liberty Life Association of Africa Ltd.   271,657
     14,900   M-Cell Ltd. ........................       57,615
     91,100   Metropolitan Life Ltd.^ ............      158,370
     44,600   Nampak Ltd. ........................      134,054
     12,600   Nedcor Ltd. ........................      280,455
      1,900   Rembrandt Group Ltd. ...............       18,089
    180,100   Sanlam Ltd.(DAGGER) ................      251,643
     44,900   Sappi Ltd. .........................      443,529
     51,300   Sasol Ltd. .........................      432,570
     33,700   South African Breweries Plc ........      342,749
                                                    -----------
                                                      6,546,748
                                                    -----------
   TAIWAN -- 10.7%
    107,078   Asustek Computer Inc., GDR .........    1,491,061
     33,329   Evergreen Marine Corporation, GDR ..      284,130
      1,524   Standard Foods Taiwan Ltd.,
               GDR**(DAGGER) .....................        6,286
     55,350   Synnex Technology International
               Corporation, GDR ..................    1,452,937
     59,153   Taiwan Semiconductor Manufacturing
               Company, Ltd., ADR(DAGGER) ........    2,661,885
     35,092   Winbond Electronics Corporation,
               GDR(DAGGER) .......................      817,644
                                                    -----------
                                                      6,713,943
                                                    -----------
   THAILAND -- 2.5%
     21,000   Advanced Info Service Public
               Company Ltd.
               (Foreign)(DAGGER) .................      352,370
     53,700   BEC World Public Company Ltd. (Foreign)   356,432
     47,500   PTT Exploration and Production Public
               Company, Ltd. (Foreign)(DAGGER) ...      292,579
    338,800   Thai Farmers Bank Public Company Ltd.
               (Foreign)(DAGGER) .................      566,691
                                                    -----------
                                                      1,568,072
                                                    -----------
   TURKEY -- 5.1%
  6,684,900   Akbank T.A.S. ......................      197,195
  2,297,251   Arcelik A.S. .......................      150,355
  4,317,000   Dogan Yayin Holdings A.S.(DAGGER) ..       63,673
  1,724,866   Enka Holding Yatirim A.S. ..........      341,857
  5,480,700   Eregli Demir ve Celik Fabrikalavi
               T.A.S.(DAGGER) ....................      227,352
  8,150,000   Haci Omer Sabanci Holding A.S. .....      473,313
 17,523,000   Turkiye Garanti Bankasi A.S.(DAGGER)      264,913
 20,428,700   Turkiye Is Bankasi, Class C ........      979,252
 17,250,872   Yapi ve Kredi Bankasi A.S. .........      532,729
                                                    -----------
                                                      3,230,639
                                                    -----------



                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   UNITED STATES -- 3.9%
    144,900   The India Fund, Inc.^                 $ 2,427,075
                                                    -----------
   VENEZUELA -- 1.0%
     13,800   C.A. La Electricidad de Caracas, ADR      218,035
     15,900   CIA Anonima Nacional Telefonos
               de Venezuela, ADR .................      391,538
                                                    -----------
                                                        609,573
                                                    -----------
              Total Common Stocks
               (Cost $48,633,648) ................   60,376,678
                                                    -----------
TOTAL INVESTMENTS (COST $48,633,648*) ....  96.4%    60,376,678
OTHER ASSETS AND LIABILITIES (NET) .......   3.6      2,239,118
                                           -----    -----------
NET ASSETS ............................... 100.0%   $62,615,796
                                           =====    ===========
------------------------------
*        Aggregate cost for Federal tax purposes is $48,972,794.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^        Illiquid security.
(DAGGER) Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                        GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

The industry classification of the Developing World Series at December 31, 1999 was as follows:
                                           % OF         VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS    (NOTE 1)
--------------------------              ----------  -----------
Agriculture ..............................   0.2%   $    151,038
Automobiles ..............................   1.4         862,013
Banks ....................................   9.9       6,214,923
Broadcast, Radio and TV ..................   2.5       1,537,157
Building/Construction ....................   5.1       3,203,604
Computer Industry ........................   4.8       2,970,210
Consumer Products ........................   0.2         147,979
Diversified Operations ...................   5.8       3,617,122
Electronics ..............................  12.9       8,040,802
Financial Services .......................   7.0       4,386,404
Food and Beverage Products ...............   4.7       2,959,140
Insurance ................................   1.4         892,068
Leisure/Entertainment ....................   0.1          45,316
Manufacturing ............................   1.1         716,457
Medical Supplies & Services ..............   1.4         902,012
Mining ...................................   5.0       3,100,511
Multimedia ...............................   0.1          63,673
Oil and Gas ..............................   2.5       1,589,925
Other ....................................   1.3         812,391
Paper and Forest Products ................   2.2       1,401,123
Retail ...................................   1.1         705,995
Telecommunications .......................  21.4      13,378,640
Utilities ................................   4.3       2,678,175
                                           -----     -----------
TOTAL INVESTMENTS ........................  96.4      60,376,678
OTHER ASSETS AND LIABILITIES (NET) .......   3.6       2,239,118
                                           -----     -----------
NET ASSETS ............................... 100.0%    $62,615,796
                                           =====     ===========

The activity for investments in Common Stocks of Affiliates is as follows:

                                                                     REALIZED
                SHARES AT      SHARES AT                               GAINS
DESCRIPTION    12/31/1998     12/31/1999    DIFFERENCE   DIVIDENDS   (LOSSES)
------------   ----------     ----------    ----------   ---------   --------
Turkiye Garanti
  Bankasi A.S.          0     17,523,000   (17,523,000)        0      22,700
Turkiye Is
  Bankasi-C             0     20,428,700   (20,428,700)    1,703       1,554
Yapi ve Kredi
  Bankasi A.S.  2,096,000     17,250,872   (15,154,872)    5,213       3,842


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                                DECEMBER 31, 1999

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- 88.2%
   ARGENTINA -- 1.7%
     14,445   Banco de Galicia y Buenos Aires S.A.
               de C.V., ADR ......................  $   286,196
      4,875   El Sitio, Inc.(DAGGER) .............      179,156
      8,831   Telecom Argentina Stet-France Telecom,
               S.A., ADR .........................      302,462
                                                    -----------
                                                        767,814
                                                    -----------
   BRAZIL -- 9.1%
     10,154   Aracruz Celulose S.A., ADR .........      266,542
  1,656,000   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar ...............       55,001
      4,139   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR ..........      133,741
      6,301   Companhia Cervejaria Brahma, ADR ...       88,214
  9,820,000   Companhia Siderurgica Nacional(DAGGER)    380,515
     14,421   Companhia Vale do Rio Doce, ADR ....      367,735
  3,542,000   Eletropaulo Metropolitana- Electricidade
               de Sao Paulo, S.A. ................      229,402
     45,258   Empresa Brasil Aeronautica .........      204,181
     19,591   Petroleo Brasileiro S.A., ADR ......      498,857
      4,139   Tele Celular Sul Participacoes S.A.       131,413
      5,197   Tele Centro Sul Participacoes S.A., ADR   471,628
     19,961   Telesp Celular Participacoes S.A., ADR    845,847
     17,754   Telesp Participacoes S.A., ADR .....      433,863
                                                    -----------
                                                      4,106,939
                                                    -----------
   CHILE -- 1.5%
     13,062   Banco Santiago, S.A., ADR ..........      279,200
      5,243   Chilectra S.A., ADR ................      106,889
      8,923   Compania Cervecerias Unidas S.A., ADR     286,094
                                                    -----------
                                                        672,183
                                                    -----------
   EGYPT -- 0.9%
      5,979   Al Ahram Beverage Company
               S.A.E.(DAGGER) ....................      117,963
      1,200   Al Ahram Beverages Company
               S.A.E., GDR**(DAGGER) .............       23,640
      3,588   Commercial International Bank ......       52,413
      5,795   Commercial International Bank, GDR**       83,013
      6,163   Orascom Construction Industries(DAGGER)   127,016
                                                    -----------
                                                        404,045
                                                    -----------
   GREAT BRITIAN -- 1.1%
    178,550   Old Mutual Plc** ...................      485,974
                                                    -----------
   GREECE -- 1.9%
      4,219   Commercial Bank of Greece, S.A. ....      321,993
      8,600   Hellenic Telecommunications
               Organization S.A. .................      203,650
     16,742   Panafon Hellenic Telecom S.A.,
               GDR**(DAGGER) .....................      224,793
      3,128   STET Hellas Telecommunications
               S.A., ADR .........................       95,404
                                                    -----------
                                                        845,840
                                                    -----------
   HONG KONG -- 3.6%
    120,000   China Telecom (Hong Kong), Ltd. ....      750,241
    308,000   e-New Media Company Ltd.(DAGGER) ...      150,563
     17,000   Hutchison Whampoa, Ltd. ............      247,122
     20,000   Johnson Electric Holdings Ltd. .....      128,385
    154,000   Pacific Century CyberWorks
               Ltd.(DAGGER) ......................      358,577
                                                    -----------
                                                      1,634,888
                                                    -----------
   HUNGARY -- 0.5%
     11,131   Tiszai Vegyi Kombinat Rt. ..........      212,061
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   INDIA -- 5.5%
      9,567   Gas Authority of India Ltd.,
               GDR**(DAGGER)^ ....................  $    90,408
     25,000   Gujarat Ambuja Cements Ltd., GDR ...      191,875
      4,351   Hindalco Industries, Ltd., GDR .....      102,575
     12,694   I.T.C. Ltd., GDR ...................      246,898
     11,131   ICICI Ltd., ADR(DAGGER) ............      154,443
     10,119   Larsen and Toubro Ltd., GDR** ......      338,986
     22,300   Mahindra & Mahindra Ltd., GDR ......      246,972
      4,139   Pentafour Software & Exports Ltd.,
               GDR(DAGGER) .......................      145,900
      6,071   Ranbaxy Laboratories Ltd., GDR .....      134,169
     20,927   Reliance Industries Ltd., GDR ......      299,256
     15,638   State Bank of India, GDR** .........      190,784
     12,992   Videsh Sanchar Nigam, Ltd. GDR .....      319,603
                                                    -----------
                                                      2,461,869
                                                    -----------
   INDONESIA -- 1.1%
    247,000   PT Astra International,
               Inc. Tbk(DAGGER) ..................      132,558
     44,000   PT Gudang Garam Tbk ................      118,383
     81,000   PT Indofood Sukses Makmur Tbk(DAGGER)     101,431
     11,900   PT Telekomunikasi Indonesia, ADR ...      130,900
                                                    -----------
                                                        483,272
                                                    -----------
   ISRAEL -- 3.6%
      1,150   BATM Advanced Communications, Ltd. .       94,737
      5,200   Elbit Ltd.(DAGGER) .................       90,868
      6,900   Elbit Ltd., ADR(DAGGER) ............      122,044
      2,539   Gilat Satellite Networks Ltd.(DAGGER)     301,506
      5,381   NICE Systems Ltd., ADR .............      264,678
      3,146   Orbotech, Ltd. .....................      243,815
      6,800   Orckit Communications Ltd.(DAGGER) .      233,325
     17,478   Sapiens International Corporation N.V.    287,295
                                                    -----------
                                                      1,638,268
                                                    -----------
   KOREA -- 16.3%
      2,250   Cheil Jedang Corporation ...........      259,577
      1,170   Daum Communication Corporation(DAGGER)    398,243
        650   Hanjin Heavy Industries ............        3,206
      2,850   Hannsoft Inc.(DAGGER) ..............      132,021
      5,780   Housing & Commercial Bank, Korea ...      183,250
      6,603   Hyundai Electronics Industries Company    140,143
      3,800   Hyundai Motor Company Ltd. .........       60,238
     11,530   Hyundai Motor Company, GDR**(DAGGER)      123,948
     13,910   Kookmin Bank .......................      218,052
     16,370   Korea Electric Power
               Corporation(DAGGER) ...............      507,463
      3,630   Korea Telecom Corporation ..........      572,232
      5,854   Korea Telecom Corporation, ADR .....      437,586
      1,700   Korea Telecom Freetel(DAGGER) ......      425,936
      4,800   L.G. Chemical, Ltd .................      151,757
      5,010   LG Electronics .....................      207,371
      4,970   LG Investment and Securities
               Company Ltd. ......................       84,475
      4,600   Medison Company Ltd ................       67,045
      2,600   Pohang Iron & Steel Company Ltd. ...      286,218
      2,760   Samsung Electro-Mechanics Company ..      183,514
      5,901   Samsung Electronics Company Ltd. ...    1,382,357
      2,890   Samsung Securities Company Ltd. ....       87,553
     12,200   Shinhan Bank .......................      132,153
      5,472   SK Corporation .....................      165,774
        270   SK Telecom Company Ltd., ADR .......      967,768
      1,291   Trigem Computer, Inc. ..............      143,243
                                                    -----------
                                                      7,321,123
                                                    -----------
   MALAYSIA -- 2.2%
     39,800   Berjaya Sports Toto Berhad .........       85,884
     48,000   Commerce Asset- Holding Berhad .....      123,158


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                                DECEMBER 31, 1999


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

COMMON STOCKS -- (CONTINUED)
   MALAYSIA -- (CONTINUED)
     27,000   Edaran Otomobil Nasional Berhad ....  $   115,105
    164,000   IJM Corporation Berhad .............      132,926
    169,000   Public Bank Berhad .................      147,653
     46,000   Resorts World Berhad ...............      131,947
     40,000   Telecom Malaysia Berhad ............      154,737
     31,000   WTK Holdings Berhad ................       97,895
                                                    -----------
                                                        989,305
                                                    -----------
   MEXICO -- 15.7%
     62,920   Alfa, S.A., Class A ................      295,508
     49,674   Carso Global Telecom ...............      466,595
     16,622   Cemex S.A. de C.V., ADR ............      463,338
     11,591   Coca-Cola Femsa S.A., ADR ..........      203,567
     68,900   Controladora Comercial Mexicana
               S.A. de C.V. ......................       92,351
     24,890   Corporacion Interamericana de
               Entretenimiento S.A. ..............       99,429
    121,977   Corporacion Moctezuma S.A.
               de C.V., Series B1 & B2 ...........      180,230
     75,798   Fomento Economico Mexicano S.A
               de C.V., . Series UBD .............      338,391
     77,914   Grupo Bimbo S.A. de  C.V. ..........      173,919
     37,163   Grupo Carso Global Telecom,
               Series A1(DAGGER) .................      185,129
     15,086   Grupo Elektra S.A. de C.V., GDR ....      145,203
    189,588   Grupo Financiero Banamex Accival,
               S.A. de C.V., Series O ............      760,353
     10,303   Grupo Imsa, S.A. de C.V., ADR ......      176,761
     70,308   Grupo Mexico S.A., Series B ........      348,386
     59,149   Grupo Modelo S.A. de C.V., Series C       162,309
     46,362   Grupo Sanborns S.A., Series B1(DAGGER)    102,755
     15,270   Grupo Televisa S.A., GDR(DAGGER) ...    1,042,178
     28,410   Organizacion Soriana S.A. de C.V. ..      130,431
     13,614   Telefonos de Mexico S.A., Class L, ADR  1,531,575
     17,570   TV Azteca, S.A. de C.V., ADR(DAGGER)      158,130
                                                    -----------
                                                      7,056,538
                                                    -----------
   PERU -- 0.1%
      4,100   Compania de Minas Buenaventura
               S.A., ADR .........................       65,856
                                                    -----------
   PHILLIPINES -- 1.1%
     31,200   Bank of the Philippine Islands** ...       89,806
  1,096,900   International Container Terminal
               Services, Inc.(DAGGER) ............       99,347
     36,500   Manila Electric Company, Class B ...      104,156
      2,000   Philippine Long Distance Telephone
               Company ...........................       50,868
      1,800   Philippine Long Distance Telephone
               Company,  ADR .....................       46,575
    489,000   SM Prime Holdings Inc. .............       92,218
                                                    -----------
                                                        482,970
                                                    -----------
   POLAND -- 1.6%
      6,050   Agora S.A., GDR(DAGGER) ............       89,994
      9,900   Agora S.A., GDR**(DAGGER) ..........      143,173
     18,900   Orbis S.A.(DAGGER) .................      163,632
     26,309   Polski Koncern Naftowy S.A.
               GDR**(DAGGER) .....................      330,836
                                                    -----------
                                                        727,635
                                                    -----------
   RUSSIA -- 2.0%
      9,900   AO Tatneft, ADR ....................       94,050
     29,975   Surgutneftegaz, ADR ................      419,650
      8,187   Vimpel-Communications, ADR(DAGGER) .      365,345
                                                    -----------
                                                        879,045
                                                    -----------


                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------

   SINGAPORE -- 0.2%
     85,500   MediaRing.com, Ltd.**(DAGGER) ......  $    92,405
                                                    -----------
   SOUTH AFRICA -- 5.3%
    110,519   African Bank Investments, Ltd.(DAGGER)    228,041
      3,404   AngloGold, Ltd. ....................      175,094
     65,956   Billiton Plc .......................      378,805
     31,276   Dimension Data Holdings Ltd. .......      196,142
      7,635   Impala Platinum Holdings Ltd. ......      308,873
     31,100   Johnnies Industrial Corporation
               Ltd.(DAGGER) ......................      363,802
     42,315   Sappi Ltd. .........................      417,994
     38,800   Sasol Ltd. .........................      327,168
                                                    -----------
                                                      2,395,919
                                                    -----------
   TAIWAN -- 5.5%
      9,400   Acer Inc., GDR(DAGGER) .............      134,185
     10,545   Advanced Semiconductor
               Engineering, Inc., GDR**(DAGGER) ..      204,573
      5,930   ASE Test Ltd., ADR(DAGGER) .........      144,544
     18,017   Asustek Computer Inc., GDR^ ........      250,887
     11,900   Far Eastern Textile Ltd.,
               GDR**(DAGGER) .....................      285,600
      8,300   Ritek Corporation, GDR .............       96,903
      4,400   Synnex Technology International
               Corporation, GDR** ................      115,500
     20,513   Taiwan Semiconductor Manufacturing
               Company, Ltd., ADR(DAGGER) ........      923,085
      8,350   Winbond Electronics Corporation,
               GDR**(DAGGER) .....................      189,963
      4,400   Winbond Electronics Corporation,
               GDR(DAGGER) .......................      104,445
                                                    -----------
                                                      2,449,685
                                                    -----------
   THAILAND -- 2.9%
     11,000   Advanced Info Service Public
               Company Ltd. (Foreign)(DAGGER) ....      184,575
     64,600   National Finance Public
               Company Ltd. (Foreign)**(DAGGER) ..       28,728
     94,200   National Finance Public
               Company Ltd. (Foreign)(DAGGER) ....       41,892
     72,000   National Petrochemical
               Public Company Ltd.(Foreign)(DAGGER)      81,720
     12,200   Shin Corporations Public
               Company Ltd. (Foreign)(DAGGER) ....      115,311
     17,000   Siam City Cement Public
               Company Ltd. (Foreign)(DAGGER) ....       91,172
    131,700   Siam Commercial Bank Public
               Company Ltd.**(DAGGER) ............      155,599
      4,700   The Siam Cement Public
               Company Ltd. (Foreign)(DAGGER) ....      156,230
    148,100   TelecomAsia Corporation Public
               Company Ltd. (Foreign) ............      192,670
     87,700   Thai Farmers Bank Public
               Company Ltd. (Foreign)(DAGGER) ....      146,691
     89,900   United Broadcasting Corporation
               Public Company Ltd.(DAGGER) .......       90,103
                                                    -----------
                                                      1,284,691
                                                    -----------
   TURKEY -- 3.6%
  1,399,781   Enka Holding Yatirim A.S. ..........      277,427
  3,777,689   Erciyas Biracilik ve Malt Sanayii A.S.    181,084
  3,191,000   Guney Biracilik ve Malt Sanyaii A.S.      117,662
     21,111   Haci Omer Sabanci Holdings,
               ADR**(DAGGER) .....................      282,360
 12,363,000   Hurriyet Gazetecilik ve
               Matbaacilik A.S. ..................      227,931
    814,098   Vestel Elektronik Sanayai ve
               Ticaret A.S. ......................      195,119
     10,848   Yapi ve Kredi Bankasi A.S., GDR(DAGGER)   334,997
                                                    -----------
                                                      1,616,580
                                                    -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                                DECEMBER 31, 1999

                                                        VALUE
    SHARES                                            (NOTE 1)
    ------                                            --------


COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- 1.2%
      2,208   DSP Group, Inc. ...................   $   205,344
      3,400   MIH Ltd.(DAGGER) ..................       200,600
      3,772   StarMedia Network, Inc. ...........       151,116
                                                    -----------
                                                        557,060
                                                    -----------
              Total Common Stocks
               (Cost $28,245,910) ...............    39,631,965
                                                    -----------
PREFERRED STOCKS -- 6.4%
   BRAZIL -- 1.5%
 26,677,000   Banco Bradesco S.A. ...............       209,252
  2,750,000   Banco Itau S.A. ...................       235,953
        357   Companhia Paulista de Forca e
               Luz(DAGGER) ......................            17
  8,371,000   Gerdau, S.A. ......................       222,423
                                                    -----------
                                                        667,645
                                                    -----------
   INDIA -- 2.2%
      2,840   Infosys Technologies Ltd., ADR^ ...       987,774
                                                    -----------
   TAIWAN -- 2.7%
     67,300   Acer Peripherals, Inc.^ ...........       278,622
     36,600   Hon Hai Precision Industry
               Company, Ltd.^ ...................       380,274
    135,000   United Microelectronics
               Corporation, Ltd.^ ...............       553,500
                                                    -----------
                                                      1,212,396
                                                    -----------
              Total Preferred Stocks
               (Cost $1,949,451) ................     2,867,815
                                                    -----------
WARRANTS AND RIGHTS -- 0.1%
   BRAZIL  -- 0.0%#
  1,357,647   Banco Bradesco S.A. ...............         5,389
                                                    -----------
   MEXICO -- 0.0%#
      1,032   Cemex S.A., ADR ...................         4,257
                                                    -----------
   THAILAND -- 0.1%
    101,700   Siam Commercial Bank ..............        47,252
                                                    -----------
              Total Warrants and Rights
               (Cost $29,153) ...................        56,898
                                                    -----------
   PRINCIPAL
    AMOUNT
   --------
REPURCHASE AGREEMENT -- 4.2%
     (Cost $1,885,000)
 $1,885,000   Agreement with JP Morgan Securities, Inc.,
               2.500% dated 12/31/1999 to be repurchased
               at $1,885,393 on 01/03/2000, collateralized
               by $1,538,000 U.S. Treasury Bonds,
               8.750% due 08/15/2020
               (market value $1,925,023) ........     1,885,000
                                                    -----------
TOTAL INVESTMENTS (COST $32,109,514*) ...   98.9%    44,441,678
OTHER ASSETS AND LIABILITIES (NET) ......    1.1        507,530
                                           -----    -----------
NET ASSETS ..............................  100.0%   $44,949,208
                                           =====    ===========
------------------------------
  *      Aggregate cost for Federal tax purposes was $32,277,432.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^        Illiquid security.
(DAGGER) Non-income producing security. # Amount is less than 0.1%.


The industry classification of the Emerging Markets Series at December 31, 1999 was as follows:

                                           % OF         VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS    (NOTE 1)
--------------------                    ----------    --------
LONG TERM INVESTMENTS:
Aerospace/Defense .......................   0.5%    $   204,181
Agriculture .............................   0.5         228,041
Automobiles .............................   1.2         563,716
Banks ...................................   7.2       3,242,804
Broadcast, Radio and TV .................   5.1       2,283,098
Building/Construction ...................   3.0       1,356,973
Chemicals ...............................   0.7         293,781
Computer Industry. ......................   9.3       4,203,027
Consumer Products .......................   1.7         750,228
Diversified Operations ..................   4.4       1,970,752
Electronics .............................   8.2       3,705,858
Financial Services ......................   3.2       1,439,802
Food and Beverage Products ..............   4.9       2,187,592
Insurance ...............................   1.1         485,974
Leisure/Entertainment ...................   1.1         480,893
Manufacturing ...........................   2.2         991,731
Medical Supplies and Services ...........   0.4         201,214
Mining ..................................   3.7       1,644,751
Oil and Gas .............................   3.7       1,658,851
Other ...................................   0.5         227,932
Paper and Forest Products ...............   1.5         684,536
Real Estate .............................   0.2          92,218
Retail ..................................   1.4         640,847
Telecommunications ......................  23.8      10,687,595
Utilities ...............................   5.2       2,330,283
                                          -----     -----------
TOTAL LONG TERM INVESTMENTS .............  94.7      42,556,678
REPURCHASE AGREEMENT ....................   4.2       1,885,000
                                          -----     -----------
TOTAL INVESTMENTS .......................  98.9      44,441,678
OTHER ASSETS AND LIABILITIES (NET) ......   1.1         507,530
                                          -----     -----------
NET ASSETS .............................. 100.0%    $44,949,208
                                          =====     ===========


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                        GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MARKET MANAGER SERIES

                                DECEMBER 31, 1999
   PRINCIPAL                                            VALUE
    AMOUNT                                            (NOTE 1)
   --------                                           --------

CORPORATE BONDS AND NOTES -- 4.3%
   FINANCIAL SERVICES -- 2.6%
 $  213,000   Cabco (Texaco Capital),
               7.302%(a) due 10/01/2001 ..........  $   188,491
                                                    -----------
   INDUSTRIAL -- 1.7%
    124,000   Philip Morris Companies, Inc.,
               6.000% due 07/15/2001 .............      121,952
                                                    -----------
              Total Corporate Bonds and Notes
               (Cost $309,285) ...................      310,443
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 28.3%
     (Cost $2,043,106)
   U.S. TREASURY STRIP:
  2,217,000   3.032%(DOUBLE DAGGER) due 02/15/2001    2,073,538
                                                    -----------
   NUMBER OF                    EXPIRATION  STRIKE
   CONTRACTS                       DATE     PRICE
  ----------                    ----------  ------
CALL OPTIONS PURCHASED -- 66.6%
   1,027  S&P Midcap Companies
            Index 400 European  03/06/2001 $178.50      282,417
   4,958  S&P Midcap Companies
            Index 400 European  03/06/2001  178.50    1,357,933
   1,611  S&P Midcap Companies
            Index 400 European  03/06/2001  178.50      441,084
   1,818  S&P 500 European      03/06/2001  485.63    1,817,831
     594  S&P 500 European      03/06/2001  485.63      594,244
     380  S&P 500 European      03/06/2001  485.63      381,005
                                                    -----------
           Total Call Options Purchased
            (Cost $789,967)                           4,874,514
                                                    -----------
TOTAL INVESTMENTS (COST $3,142,358*) ......  99.2%    7,258,495
OTHER ASSETS AND LIABILITIES (NET) ........   0.8%       60,291
                                            -----   -----------
NET ASSETS ................................ 100.0%  $ 7,318,786
                                            =====   ===========
------------------------------
  *             Aggregate cost for Federal tax purposes.
(DOUBLE DAGGER) Annualized yield at date of purchase.
(a)             The rate shown is the effective yield at date of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust, (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 1999 the Trust had twenty four operational portfolios (the "Series"): Liquid Asset Series ("LA"), Limited Maturity Bond Series ("LMB"), Global Fixed Income Series ("GF"), Total Return Series ("TR"), Fully Managed Series ("FM"), Equity Income Series ("EI"), Rising Dividends Series ("RD"), Capital Growth Series ("CG"), Growth Series ("G"), Value Equity Series ("VE"), Research Series ("R"), Managed Global Series ("MG"), Capital Appreciation Series ("CA"), Mid-Cap Growth Series ("MC"), All-Growth Series ("AG"), Growth Opportunities Series ("GO"), Strategic Equity Series ("SE"), Small Cap Series ("SC"), Real Estate Series ("RE"), Hard Assets Series ("HA"), Developing World Series ("DW"), Emerging Markets Series ("EM"), Market Manager Series ("MM"), and The Fund For Life Series. All of the Series are diversified except for GF, MG, MC, HA, and MM which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep, N.V. ("ING") and First Golden Life Insurance Company ("First Golden"), a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States.

(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indexes in accordance with its long term investment objectives to obtain equity market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities.

The option activity for FM for the year ended December 31, 1999 was as follows:

                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                    -------------------------
   Options outstanding at December 31, 1998 ........      --           --
   Options written during the period ...............      75        $50,398
   Options expired during the period ...............      --           --
   Options closed during the period ................      --           --
                                                       -----    -----------
   Options outstanding at December 31, 1999 ........      75        $50,398
                                                       =====    ===========
The option activity for CG for the year ended December 31, 1999 was as follows:

                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                    -------------------------
   Options outstanding at December 31, 1998 ........      --           --
   Options written during the period ...............     100        $42,218
   Options expired during the period ...............      --           --
   Options closed during the period ................     100         42,218
                                                       -----    -----------
   Options outstanding at December 31, 1999 ........      --           --
                                                       =====    ===========
The option activity for VE for the year ended December 31, 1999 was as follows:

                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                    -------------------------
   Options outstanding at December 31, 1998 ........      --           --
   Options written during the period ...............     100        $20,849
   Options expired during the period ...............     100         20,849
   Options closed during the period ................      --           --
                                                       -----   ------------
   Options outstanding at December 31, 1999 ........      --           --
                                                       =====   ============

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999


1. SUMMARY OF SIGNIFICANT ACCOUNTING  POLICIES--(CONTINUED)
The option activity for CA for the year ended December 31, 1999 was as follows:

                                                      NUMBER OF
                                                      CONTRACTS    PREMIUMS
                                                    -------------------------
   Options outstanding at December 31, 1998 ........      --             --
   Options written during the period ...............     788       $369,450
   Options exercised during the period .............      40         17,879
   Options expired during the period ...............     683        321,704
   Options closed during the period ................      65         29,867
                                                       -----   ------------
   Options outstanding at December 31, 1999 ........      --           --
                                                       =====   ============

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 1999, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at December 31, 1999 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at December 31, 1999 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) on securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(F) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.



2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:



SERIES                                                           FEE
------                                                           ---
Fully Managed Series, Equity Income Series, Rising               1.00% on the first $750 million in combined assets
Dividends Series, Value Equity Series,  Capital Appreciation     of these Series;
Series,  All-Growth Series, Strategic Equity Series,             0.95% on the next $1.250 billion;
Small Cap Series,  Real Estate Series and Hard                   0.90% on the next $1.5 billion; and
Assets Series                                                    0.85% on the amount over $3.5 billion

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

      Liquid Assets Series and Limited Maturity Bond Series          0.60% on the first $200 million in combined assets
                                                                     of these Series;
                                                                     0.55% on the next $300 million; and
                                                                     0.50% on the amount over $500 million

      Capital Growth  Series, Growth Series and Growth               1.10% on the first $250 million in combined assets
      Opportunities Series                                           of these Series;
                                                                     1.05% on the next $400 million;
                                                                     1.00% on the next $450 million; and
                                                                     0.95% on the amount in excess of $1.1 billion

      Developing World Series and Emerging Market Series             1.75%

      Total Return Series, Research Series and Mid-Cap               1.00% on the first $250 million in combined assets
      Growth Series                                                  of these Series;
                                                                     0.95% on the next $400 million;
                                                                     0.90% on the next $450 million; and
                                                                     0.85% on the amount in excess of $1.1 billion

      Global Fixed Income Series                                     1.60%

      Market Manager Series                                          1.00%

      Managed Global Series                                          1.25% on the first $500 million and
                                                                     1.05% on the amount over $500 million


The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

      SERIES                          PORTFOLIO MANAGER
      -----------                     ----------------------------------

      Liquid Asset Series             ING Investment Management, LLC*
      Limited Maturity Bond Series    ING Investment Management, LLC*
      Global Fixed Income Series      Baring International Investments Limited*
      Total Return Series             Massachusetts Financial Services Company
      Fully Managed Series            T. Rowe Price Associates, Inc.
      Equity Income Series            T. Rowe Price Associates, Inc.
      Rising Dividends Series         Kayne Anderson Investment Management, LLC
      Capital Growth Series           Alliance Capital Management L.P.
      Growth Series                   Janus Capital Corporation
      Value Equity Series             Eagle Asset Management, Inc.
      Research Series                 Massachusetts Financial Services Company
      Managed Global Series           Putnam Investment Management, Inc.
      Capital Appreciation Series     A I M Capital Management Group, Inc.
      Mid-Cap Growth Series           Massachusetts Financial Services Company
      All-Growth Series               Pilgrim Baxter & Associates, Ltd.
      Growth Opportunities Series     Montgomery Asset Management, LLC
      Strategic Equity Series         A I M Capital Management Group, Inc.
      Small Cap Series                Fred Alger Management, Inc.
      Real Estate Series              EII Realty Securities, Inc.
      Hard Assets Series              Baring International Investment Limited*
      Developing World Series         Baring International Investment Limited*
      Emerging Markets Series         Putnam Investment Management, Inc.
      Market Manager Series           ING Investment Management, LLC*

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

During the year ended December 31, 1999, TR, FM, EI, CG, G, R, MC, SE, SC, RE, DW and EM, in the ordinary course of business, paid commissions of $5,274, $138, $529, $10,860, $6,370, $12,048, $162, $36, $335,228, $84, $39 and $2,046,
respectively, to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, First Golden and Equitable of Iowa Companies. Unaffiliated trustees are paid a fee of $6,000 per quarter, in addition to reimbursement for travel and incidental expenses incurred by them in connection with their attendance at Board Meetings.



3.   PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1999 were as follows:

                                                   PURCHASES        SALES
                                               -------------     ------------
   Liquid Assets Series ....................              --               --
   Limited Maturity Bond Series ............  $  273,864,611     $215,865,294
   Global Fixed Income Series ..............      32,368,878       20,530,159
   Total Return Series .....................     651,136,943      431,610,429
   Fully Managed Series ....................     119,075,719       86,319,110
   Equity Income Series ....................     355,825,459      449,477,753
   Rising Dividends Series .................     414,293,686      191,984,658
   Capital Growth Series ...................     896,259,062      720,147,502
   Growth Series ...........................   1,258,323,984      660,123,220
   Value Equity Series .....................     100,576,148       80,196,366
   Research Series .........................     852,971,390      658,575,697
   Managed Global Series ...................     228,487,607      248,664,140
   Capital Appreciation Series. ............     397,576,822      360,135,717
   Mid-Cap Growth Series ...................     798,426,015      603,707,837
   All-Growth Series .......................     321,288,698      340,401,308
   Growth Opportunities Series .............       9,745,173        8,258,626
   Strategic Equity Series .................     234,295,636      166,207,418
   Small Cap Series ........................     346,801,031      265,404,792
   Real Estate Series ......................      22,011,813       28,261,500
   Hard Assets Series ......................      79,885,557       72,247,354
   Developing World Series .................      69,612,322       31,358,691
   Emerging Markets Series .................      56,746,931       60,402,744
   Market Manager Series ...................              --        1,882,529

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



3.   PURCHASES AND SALES OF SECURITIES--(CONTINUED)

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:


                                           TAX BASIS       TAX BASIS     NET TAX BASIS
                                             GROSS           GROSS        UNREALIZED
                                          UNREALIZED      UNREALIZED     APPRECIATION/
                                         APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                       ---------------   ------------   ---------------
   Liquid Assets Series ...............             --              --              --
   Limited Maturity Bond Series .......   $     47,419   $   3,540,979  $   (3,493,560)
   Global Fixed Income Series .........         26,205       2,041,334      (2,015,129)
   Total Return Series ................     49,287,655      36,572,314      12,715,341
   Fully Managed Series ...............     29,273,954      24,580,915       4,693,039
   Equity Income Series ...............     17,412,925      30,027,711     (12,614,786)
   Rising Dividends Series ............    191,665,303      19,311,849     172,353,454
   Capital Growth Series ..............    130,642,346      36,271,019      94,371,327
   Growth Series ......................    451,739,594      21,605,245     430,134,349
   Value Equity Series ................     21,398,364      11,802,956       9,595,408
   Research Series ....................    261,826,676      45,390,702     216,435,974
   Managed Global Series ..............     62,213,346       1,062,493      61,150,853
   Capital Appreciation Series ........     87,842,497      15,978,810      71,863,687
   Mid-Cap Growth Series ..............    192,551,694      33,736,444     158,815,250
   All-Growth Series ..................     50,821,764       2,374,218      48,447,546
   Growth Opportunities Series ........      2,350,420         887,173       1,463,247
   Strategic Equity Series ............     70,369,453       3,770,062      66,599,391
   Small Cap Series ...................    104,919,748       8,526,088      96,393,660
   Real Estate Series .................      1,547,087       7,636,437      (6,089,350)
   Hard Assets Series .................      3,275,394       3,596,875        (321,481)
   Developing World Series ............     13,154,606       1,750,722      11,403,884
   Emerging Markets Series ............     12,828,226         663,980      12,164,246
   Market Manager Series ..............      4,116,327             190       4,116,137


4.   RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of
Trustees as reflecting fair value which includes obtaining quotes from independent sources if available. The Emerging Market Series contains Structured Notes with a value of $2,451,057 on December 31, 1999. Structured Notes in EM are equity-linked securities achieved through an agreement between the sub-advisor and a broker. This derivative instrument allows access into local markets. The risk involved in these trades is substantially the same as that involved in owning underlying shares in the company with the additional credit risk associated with the purchase of a derivative from any counterparty.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 1999



4.   RESTRICTED AND ILLIQUID SECURITIES--(CONTINUED)

Total restricted and/or illiquid securities at December 31, 1999 were as follows:

                                                 FAIR VALUE     % OF NET ASSETS
                                                -------------   ---------------
   Total Return Series .........................   1,269,645         0.2%
   Fully Managed Series ........................   5,845,167         2.0%
   Capital Growth Series .......................   4,174,160         0.7%
   Mid-Cap Growth Series .......................   3,584,136         0.5%
   Strategic Equity Series .....................     455,363         0.2%
   Hard Assets Series ..........................   1,652,955         4.1%
   Developing World Series .....................   3,798,706         6.1%
   Emerging Markets Series .....................   2,541,465         5.7%

On December 31, 1999, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.



5.   CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series' indicated below have capital loss carryforwards as of December 31, 1999 which are available to offset future capital gains, if any:


                                 LOSSES         LOSSES        LOSSES        LOSSES         LOSSES         LOSSES         LOSSES
                                DEFERRED       DEFERRED      DEFERRED      DEFERRED       DEFERRED       DEFERRED       DEFERRED
                                EXPIRING       EXPIRING      EXPIRING      EXPIRING       EXPIRING       EXPIRING       EXPIRING
SERIES                           IN 2001        IN 2002       IN 2003       IN 2004        IN 2005        IN 2006        IN 2007
-------                        -----------    ------------  ----------   ------------   -----------    ------------  --------------
Liquid Asset Series ............  $172            $15               --      $1,432        $   816      $        537    $    1,576
Limited Maturity Bond Series ...    --             --               --          --          6,321                --     1,791,596
Value Equity Series ............    --             --               --          --             --                --     3,146,694
Real Estate Series .............    --             --               --          --             --                --       427,974
Hard Assets Series .............    --             --               --          --             --         5,310,830       987,212
Emerging Markets Series ........    --             --       $2,280,913          --             --        12,172,368            --



6.   SUBSEQUENT EVENT

On January 28, 2000, the consolidation of All-Growth Series and Growth Opportunities Series into Mid-Cap Growth Series took place at no cost to current contract holders. The separate accounts investing in the All-Growth Series and Growth Opportunities Series substituted shares of Mid-Cap Growth Growth Series for their shares, respectively.

--------------------------------------------------------------------------------
  REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

                REPORT OF ERNST &YOUNG LLP, INDEPENDENT AUDITORS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GCG TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The GCG Trust (Liquid Asset Series, Limited Maturity Bond Series, Global Fixed Income Series, Total Return Series, Fully Managed Series, Equity Income Series, Rising Dividends Series, Capital Growth Series, Growth Series, Value Equity Series, Research Series, Managed Global Series, Capital Appreciation Series, Mid-Cap Growth Series, All-Growth Series, Growth Opportunities Series, Strategic Equity Series, Small Cap Series, Real Estate Series, Hard Assets Series, Developing World Series, Emerging Markets Series, Market Manager Series) (the "Trust") as of December 31, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed series of The GCG Trust at December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                          /S/ Ernest & Young LLP



Philadelphia, Pennsylvania
February 9, 2000

--------------------------------------------------------------------------------
  TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                       FISCAL YEAR ENDED DECEMBER 31, 1999

The amounts of long-term capital gains paid for the fiscal year ended December 31, 1999 were as follows:

               Total Return Series ....................  $ 2,627,182
               Fully Managed Series ...................    9,914,438
               Equity Income Series ...................   15,092,945
               Rising Dividends Series ................   18,468,145
               Capital Growth Series ..................      887,371
               Growth Series ..........................    1,323,294
               Value Equity Series ....................    2,515,295
               Research Series ........................    4,302,734
               Managed Global Series ..................   15,961,984
               Capital Appreciation Series ............   36,834,012
               Mid-Cap Growth Series ..................    3,430,472
               All-Growth Series ......................    6,012,165
               Growth Opportunities Series ............      245,555
               Strategic Equity Series ................      570,728
               Small Cap Series .......................    3,197,377
               Real Estate Series .....................    1,560,770
               Market Manager Series ..................      973,438

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                                 THE GCG TRUST

                                 ---------------

                         TRUSTEES AND EXECUTIVE OFFICERS

                 Barnett Chernow, CHAIR, TRUSTEE AND PRESIDENT*
                           J. Michael Earley, TRUSTEE
                         R. Barbara Gitenstein, TRUSTEE
                           Robert A. Grayson, TRUSTEE
                          Elizabeth J. Newell, TRUSTEE
                           Stanley B. Seidler, TRUSTEE
                            Roger B. Vincent, TRUSTEE
                          Mary Bea Wilkinson, TREASURER
                           Myles R. Tashman, SECRETARY

                               *INTERESTED TRUSTEE

                                 ---------------

                 Sutherland Asbill & Brennan LLP, LEGAL COUNSEL
                        Directed Services, Inc., MANAGER
                     Ernst & Young LLP, INDEPENDENT AUDITORS

ING VARIABLE ANNUITIES
P.O. Box 2700
West Chester, PA 19380-2700